SCHEDULE 14C
(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No   )
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Preliminary information statement

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Definitive information statement

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

(Name of Registrant as Specified in Its Charter)
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132 E. Putnam Avenue, Floor 2W
Cos Cob, Connecticut 06807
INFORMATION STATEMENT
To the Stockholders of Chicken Soup for the Soul Entertainment Inc.:
This Information Statement is first being mailed on or about October 15, 2019 to the stockholders of record of the outstanding shares of common stock of Chicken Soup for the Soul Entertainment Inc., a Delaware corporation (the “Company”) as of the close of business on September 16, 2019 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our stockholders of actions taken by written consent of the holders of 95.02% of the outstanding shares of our common stock (the “Majority Stockholders”). This Information Statement is being sent to you for informational purposes only and shall be considered the notice required under Rule 14c-2 of the Exchange Act, Section 228(e) of the Delaware General Corporate Law (“DGCL”), and Section 2.7 of our Bylaws.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
The following action was authorized by written consent of the Majority Stockholders:
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The issuance of five-year warrants to purchase up to 4,000,000 shares of Class A common stock in a private placement to CPE Holdings, Inc. (“CPEH”) in connection with the consummation of the creation of a joint venture entity branded “Crackle Plus” and the reservation of 4,000,000 shares of Class A common stock underlying the warrants, which would constitute an issuance equal to or in excess of 20% of the shares of Class A common stock outstanding immediately prior to such issuance.

The issuance of the warrants and the reservation of the shares of Class A common stock underlying the warrants were previously approved by our board of directors. The Majority Stockholders approved the issuance of the five-year warrants and the Class A common stock issuable upon exercise of the warrants. As described more fully in this Information Statement, this stockholder approval was required by Nasdaq Listing Rule 5635(a) with respect to the exercisability of the Class III-B Warrant. The aforementioned stockholder approval was the only stockholder approval required under Nasdaq Listing Rule 5635(a), the DGCL, our Certificate of Incorporation, and our Bylaws. Our board of directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.
Pursuant to Rule 14c-2(b) of the Exchange Act, the action taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our common stock as of the Record Date.
By Order of the Board of Directors
/s/ William J. Rouhana, Jr.

William J. Rouhana, Jr., Chief Executive Officer and Chairman of the Board
October 15, 2019
Cos Cob, Connecticut
This information statement is dated October 15, 2019 and is first being mailed to the Company’s stockholders on or about October 15, 2019.

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF
DIRECTORS OF CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.
132 E. Putnam Ave, Floor 2W
Cos Cob, CT 06807
(855) 398-0443
INFORMATION STATEMENT
October 15, 2019
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
No vote or other action by our stockholders is required in response to this information statement. We are not asking you for a proxy and you are requested not to send us a proxy.
This Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of September 16, 2019 (the “Record Date”) of outstanding shares of common stock of Chicken Soup for the Soul Entertainment Inc., a Delaware corporation (the “Company”, “CSS Entertainment”, or “we”, “us”, or similar terms), to notify the stockholders that, on September 16, 2019, the Company received a written consent in lieu of a meeting of stockholders from the holders of 95.02% of the Company’s outstanding common stock, voting as a single class, approving the issuance of the warrants (and the reservation and issuance of shares of Class A common stock issuable upon exercise of such warrants) to CPE Holdings, Inc. (“CPEH”), as more fully described herein. This stockholder approval was required by Nasdaq Listing Rule 5635(a) with respect to the exercisability of the Class III-B Warrant. We refer to this stockholder approval herein as the “Warrants Approval”. The Warrants Approval was made in connection with the formation of a joint venture between our Company and CPEH, as described more fully in the section of this Information Statement titled “Description of Crackle Plus Transaction”.
No further action of stockholders is required in connection with the Warrants Approval.
We will commence mailing the notice to holders of common stock on or about October 15, 2019.
The following table sets forth the names of the Majority Stockholders, the number of shares of common stock held by them, the total number of votes that the Majority Stockholders voted in favor of the Warrants Approval, and the percentage of voting power of the outstanding common stock of the Company entitled to vote thereon.
	Shares Beneficially Owned
Name and Address of Stockholder	Class A	Class B	Total Votes	Votes in favor of the Warrants Approval	Percent of Total Voting Power(1)
William J. Rouhana, Jr.	—	7,813,938(2)	78,139,380	78,139,380	95.02
Chicken Soup for the Soul Productions, LLC	—	7,654,506	76,545,060	76,545,060	92.90
Trema, LLC	—	159,432	1,594,320	1,594,320	2.13
TOTAL		7,813,938	78,139,380	78,139,380	95.02

(1)
Percentage of total voting power represents voting power with respect to all shares of Class A and Class B common stock outstanding as of September 16, 2019, voting as a single class. The holders of Class B common stock are entitled to ten votes per share, and holders of Class A common stock are entitled to one vote per share.

(2)
Represents (i) 159,432 shares of Class B common stock beneficially owned by Trema, LLC, an affiliate of Mr. Rouhana and (ii) all of the shares of Class B common stock owned by Chicken Soup for the Soul Productions, LLC, which is controlled by Mr. Rouhana.

i

SUMMARY OF THE MATERIAL TERMS OF THE WARRANTS APPROVAL
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The Company consummated the creation of the joint venture entity Crackle Plus, LLC (“Crackle Plus” or the “JV Entity”) on May 14, 2019. Pursuant to the Contribution Agreement dated as of March 27, 2019 (the “Contribution Agreement”) by and among the Company, Crackle Plus, LLC, a Delaware limited liability company (the “JV Entity” or “Crackle Plus”), CPEH, and Crackle, Inc., a Delaware corporation and wholly owned subsidiary of CPEH (“Crackle”), CPEH and its affiliates contributed to the JV Entity certain assets of the Crackle branded advertiser-based video on demand streaming business and the Company and its affiliates contributed to the JV Entity certain assets of their advertising-based and subscription-based video on demand businesses.

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Crackle Plus includes Crackle® and Popcornflix®, both popular online advertiser-supported VOD (“AVOD”) networks, Pivotshare, a subscription-based VOD (“SVOD”) network, Truli.com, a faith-based AVOD network, and other AVOD networks.

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Crackle Plus is one of the largest AVOD companies in the United States. Crackle Plus has more than 26 million registered users and more than 38,000 combined hours of programming, including access to library assets from Sony Pictures Television, Screen Media and other affiliates and joint venture partners. Crackle Plus streams more than 1.3 billion minutes per month, has more than 90 content partnerships, and includes more than 100 VOD networks.

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As consideration for its contributions pursuant to the Contribution Agreement, CPEH and its affiliates received preferred equity and common equity in Crackle Plus (collectively, the “Crackle JV Interest”), along with warrants of the Company. See “Description of Crackle Plus Transaction —  Consideration”.

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During the six-month period following the first anniversary of the Closing, Crackle initially, and following the merger of Crackle into CPEH, CPEH will have a conversion right with respect to the Preferred Units and a put option with respect to the entire Crackle JV Interest. See “Description of Crackle Plus Transaction — JV Operating Agreement”.

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At any time following the third anniversary of the Closing, CPEH has the right to require Crackle Plus to undertake an initial public offering in certain circumstances, which may include the resale of securities held by members of Crackle Plus. See “Description of Crackle Plus Transaction — JV Operating Agreement”.

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The Company manages the day-to-day operations of Crackle Plus. Crackle Plus also maintains a board of managers, with three managers designated by the Company, who currently are William J. Rouhana, Jr., Elana Sofko, and Philippe Guelton, and, as long as CPEH or its affiliates hold at least 25% of the membership interest in the JV Entity received at Closing, two managers to be designated by CPEH, who currently are Jon Hookstratten and Maria Anguelova. Certain actions require a supermajority approval. See “Description of Crackle Plus Transaction — JV Operating Agreement”.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT
Q.
Why am I being furnished with this Information Statement?

A.
The Exchange Act, the DGCL, and our Bylaws require us to provide you with information regarding the actions taken by written consent of the Majority Stockholders in lieu of a meeting. Your vote is neither required nor requested.

Q.
Was stockholder approval of the potential issuance of common stock pursuant to the Warrants and the Contribution Agreement required by the DGCL?

A.
No. In general, there is no requirement under the DGCL that stockholder approval be obtained to issue the Company’s securities. However, stockholder approval of the issuance or potential issuance of our common stock in connection with the transactions described herein is required under Nasdaq Listing Rule 5635(a). Nasdaq Listing Rule 5635(a) requires listed companies to obtain stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (i) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. As discussed more fully below, the Warrants were structured with a share “cap”, in accordance with published Nasdaq guidance. Pursuant to such share cap, all of the warrants were immediately issued following approval of the Company’s board of directors, however, in accordance with its terms, the Class B-III Warrants do not become exercisable until the shareholder approval described in this Information Statement has been obtained.

Q.
Why am I not being asked to vote?

A.
Section 228 of the DGCL states that unless otherwise provided in the certificate of incorporation, any action required by the DGCL to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s Certificate of Incorporation does not prohibit, and the Company’s Bylaws permit, stockholders holding not less than the minimum number of votes required to authorize or take action at a meeting, to authorize or take action through a written consent. The Majority Stockholders, holding approximately 95.02% of our issued and outstanding common stock entitled to vote, executed a written consent dated September 16, 2019 approving the issuance of warrants exercisable for an aggregate of 4,000,000 shares of Class A common stock, and the reservation of 4,000,000 shares of Class A common stock underlying such warrants, pursuant to the Contribution Agreement. Such approval is sufficient under the DGCL, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.
What do I need to do now?

A.
Nothing. This Information Statement is furnished to you solely for your information and does not require or request you to do anything.

SUMMARY OF ACTIONS TAKEN
This Information Statement contains a brief summary of the material aspects of the Warrants Approval, which will become effective on the date that is 20 calendar days after the mailing of this Information Statement to stockholders. We currently expect that such effective date will be on or about November 4, 2019.
Background
On May 14, 2019, the Company consummated (the “Closing”) the creation of a joint venture entity branded “Crackle Plus”, under the terms of the Contribution Agreement. The Contribution Agreement provides, among other things, for the creation of a new streaming video joint venture, for the contribution by CPEH and its affiliates of certain U.S. and Canadian assets of the Crackle branded advertising-based video on demand streaming business to the JV Entity, and for the contribution by the Company and its affiliates of certain assets of their advertising-based and subscription-based video on demand businesses to the JV Entity.
Pursuant to the Contribution Agreement, the JV Entity issued to Crackle 37,000 units of preferred equity (“Preferred Units”), and 1,000 units of common equity (“Common Units”) of the JV Entity (collectively, the “Crackle JV Interest”), which are now held by CPEH, and issued to the Company 99,000 Common Units. Additionally, upon Closing the Company issued to CPEH warrants to purchase (a) Eight Hundred Thousand (800,000) shares of the Class A common stock of the Company at an exercise price of $8.13 per share (the “Class I Warrants”), which represents 105% of the 30-day volume weighted average price of the Class A common stock on March 27, 2019 (“30-day VWAP”), the date the Contribution Agreement was executed; (b) warrants to purchase One Million Two Hundred Thousand (1,200,000) shares of the Class A common stock of the Company at an exercise price of  $9.67 per share, which represents 125% of the 30-day VWAP (the “Class II Warrants”); (c) warrants to purchase Three Hundred Eighty Thousand (380,000) shares of the Class A common stock of the Company at an exercise price of  $11.61 per share, which represents 150% of the 30-day VWAP (the “Class III-A Warrants”); and (d) warrants to purchase One Million Six Hundred Twenty Thousand (1,620,000) shares of the Class A common stock of the Company at an exercise price of  $11.61 per share, which represents 150% of the 30-day VWAP (the “Class III-B Warrants”). All of such warrants have a five-year term commencing on the Closing and are exercisable during such term immediately, except for the Class III-B Warrants, which only will become exercisable upon approval by the vote of the holders of the outstanding common stock of the Company contemplated by this Information Statement, as required by Nasdaq rules. In connection with the Contribution Agreement, affiliates of the Company delivered an irrevocable proxy to vote all of the shares of the Company’s common stock owned by them in favor of the required approval, which culminated in the Warrants Approval described herein. CPEH has registration rights with respect to the shares of the Company’s Class A common stock underlying the warrants.
The foregoing descriptions of the Contribution Agreement, Class I Warrants, Class II Warrants, Class III-A Warrants, and Class III-B Warrants, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Contribution Agreement, Class I Warrants, Class II Warrants, Class III-A Warrants, and Class III-B Warrants, copies of which are attached as Annex A and Annexes C through F hereto and are incorporated herein by reference. The Contribution Agreement is not intended to provide any factual information about the Company, the JV Entity, CPEH, Crackle, or their respective subsidiaries and affiliates. The Contribution Agreement contains representations and warranties by each of the parties, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Contribution Agreement were made solely for the benefit of the parties to the Contribution Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; may have been made for the purposes of allocating contractual risk between the parties to the Contribution Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, JV Entity, CPEH, Crackle, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Stockholders Entitled to Receive Notice of Action by Written Consent
Under Section 228 of the DGCL and our Bylaws, (a) any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action consent to such action in writing, and (b) prompt notice of any action so taken by written consent must be provided to all holders of our common stock as of the Record Date.
Nasdaq Listing Requirements and the Necessity of Stockholder Approval
We are subject to the rules and regulations of the Nasdaq Stock Market because our Class A common stock and 9.75% Series A cumulative redeemable perpetual preferred stock (“Series A Preferred Stock”) are currently listed on the Nasdaq Global Market.
Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of stock or assets of another company if: (a) where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (i) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; or (b) any director, officer or Substantial Shareholder (as defined by Nasdaq Listing Rule 5635(e)(3)) of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the Company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. Pursuant to IM-5635-2 — Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5363, Nasdaq acknowledged that companies sometimes comply with the 20% limitation in Nasdaq Listing Rule 5635(a) by placing a “cap” on the number of shares that can be issued in the transaction, such that there cannot, under any circumstances, be an issuance of 20% or more of the common stock or voting power previously outstanding without prior shareholder approval. The Company structured the warrants issued to CPEH under the Contribution Agreement to comply with such a share cap. As a result, warrants to purchase all 4,000,000 shares of Class A common stock have been issued in compliance with Nasdaq Listing Rule 5635(a), however, the exercisability of the Class III-B Warrant is dependent upon receipt of the Warrants Approval described in this Information Statement. Had the Warrants Approval not been obtained, pursuant to the terms of the Class III-B Warrant and Nasdaq Listing Rule 5635(a), the Class III-B Warrant would not be exercisable.
If the warrants issued as consideration to CPEH pursuant to the Contribution Agreement are exercised in full, we would be required to issue 4,000,000 shares of Class A common stock to CPEH or its affiliates, representing approximately 34% of the common stock of the Company outstanding as of the Closing.
The Majority Stockholders have approved the issuance of the warrants and the reservation and issuance of Class A common stock issuable upon exercise of the warrants.
Record Date
This information statement is being furnished to holders of record of the Company’s common stock at the close of business on September 16, 2019 in accordance with the requirements of Sections 14(c) of the Exchange Act, and Rule 14c-1 promulgated under the Exchange Act. As of September 16, 2019, the Company had 12,073,858 shares of common stock outstanding, consisting of 4,259,920 shares of Class A common stock and 7,813,938 shares of Class B common stock. Each share of Class A common stock is entitled to one vote. Each share of Class B common stock is entitled to ten votes. The Company’s shares of Class A common stock and Class B common stock vote together as a single class and are the only class of securities entitled to vote on the Warrants Approval.
Effective Date
The Warrants Approval shall become effective 20 calendar days following the date that this Information Statement is mailed to our stockholders. Because the Warrants Approval has been duly authorized and approved by the written consent of the holders of a majority of the outstanding voting power of our common stock, your vote or consent is not requested or required for the Warrants Approval. This Information Statement is provided solely for your information, under Section 14(c) of the Exchange Act, and the rules and regulations promulgated thereunder, including Regulation 14C. This Information Statement also serves as the notice required by Section 228(e) of the DGCL and Section 2.7 of our Bylaws of the taking of an action without a meeting by less than unanimous written consent of stockholders.
Dissenter’s Rights of Appraisal
Neither Delaware law nor the Company’s Certificate of Incorporation or Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Warrants Approval. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.
Please read this Information Statement carefully. It describes the Warrants Approval in detail.

DESCRIPTION OF STOCKHOLDER WRITTEN CONSENT
On September 16, 2019, the Company received a written consent in lieu of a meeting of stockholders from the holders of a majority of the voting power of the Company’s outstanding common stock approving the issuance of the Warrants (as defined below) (and the shares of the Company’s Class A common stock issuable upon exercise of such Warrants) to CPEH.
Reasons for the Warrants Approval
On March 25, 2019, the Company’s board of directors unanimously determined that the Contribution Agreement and transactions contemplated thereby, including the creation of the Crackle Plus joint venture and the issuance of the Company’s warrants as consideration to CPEH and its affiliates, were in the best interests of the Company and its stockholders. In making this determination, the board of directors consulted with senior management and with its legal advisors and considered a number of factors including the film library assets and content partnerships that both parties would contribute, and potential synergies of the joint venture, including the ability to consolidate technology costs and marketing spend.
Following approval of the Company’s board of directors, we entered into the Contribution Agreement on March 27, 2019 and consummated the creation of Crackle Plus on May 14, 2019. As part of the consideration to CPEH pursuant to the Contribution Agreement, we agreed to issue to CPEH and its affiliates warrants to purchase an aggregate of 4,000,000 shares of Class A common stock, at various exercise prices. In accordance with Nasdaq rules, the Contribution Agreement limited our ability to issue warrants that were immediately exercisable for common stock in excess of 20% of the common stock outstanding at the time of issuance. Therefore, the exercisability of an aggregate of 1,620,000 of such warrants (the “Class III-B Warrants”) are subject to the stockholder approval described in this Information Statement.
Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of stock or assets of another company if: (a) where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (i) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; or (b) any director, officer or Substantial Shareholder (as defined by Rule 5635(e)(3)) of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the Company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. Pursuant to IM-5635-2 — Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5363, Nasdaq acknowledged that companies sometimes comply with the 20% limitation in Nasdaq Listing Rule 5635(a) by placing a “cap” on the number of shares that can be issued in the transaction, such that there cannot, under any circumstances, be an issuance of 20% or more of the common stock or voting power previously outstanding without prior shareholder approval. The Company structured the warrants issued to CPEH under the Contribution Agreement to comply with such a share cap. As a result, warrants to purchase all 4,000,000 shares of Class A common stock have been issued in compliance with Nasdaq Listing Rule 5635(a), however, the exercisability of the Class III-B Warrant is dependent upon receipt of the Warrants Approval described in this Information Statement. Had the Warrants Approval not been obtained, pursuant to the terms of the Class III-B Warrant and Nasdaq Listing Rule 5635(a), the Class III-B Warrant would not be exercisable.
The Majority Stockholders consented by written action to the Warrants Approval on September 16, 2019. Such stockholder written consent constitutes the required stockholder approval for purposes of Nasdaq Listing Rule 5635(a).

Effect of the Warrants Approval
We have outstanding Class W warrants to purchase up to an aggregate of 708,939 shares of Class A common stock, Class Z warrants to purchase up to an aggregate of 150,000 shares of Class A common stock, Class I Warrants to purchase up to an aggregate of 800,000 shares of Class A common stock, Class II Warrants to purchase up to an aggregate of 1,200,000 shares of Class A common stock, and Class III-A Warrants to purchase up to an aggregate of 380,000 shares of Class A common stock. Following the effectiveness of the Warrants Approval, the previously issued Class III-B Warrants to purchase up to an aggregate of an additional 1,620,000 shares of Class A common stock will become exercisable. The sale, or even the possibility of sale, of such warrants or the shares underlying such warrants could have an adverse effect on the market price for our securities and on our ability to obtain future public financing. If and to the extent our warrants are exercised, current stockholders may experience material dilution to their holdings.
Interest of Officers and Directors in the Warrants Approval
No officer or director of the Company has any substantial interest in the matters consented to by the Majority Stockholders, other than in their roles as an officer, director, or stockholder of the Company.
Additional Information
Neither Delaware law nor the Company’s Certificate of Incorporation or Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Warrants Approval. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

DESCRIPTION OF CRACKLE PLUS TRANSACTION
The discussion in this Information Statement regarding the Contribution Agreement and the consideration payable to CPEH pursuant to the Contribution Agreement is subject to, and is qualified in its entirety by reference to, the Contribution Agreement and the amended and restated limited liability company agreement of Crackle Plus (“Operating Agreement”). A copy of the Contribution Agreement is attached to this Information Statement as Annex A. A copy of the Operating Agreement is attached to this Information Statement as Annex B.
General
On May 14, 2019, the Company consummated (the “Closing”) the creation of a joint venture entity branded “Crackle Plus”, pursuant to the Contribution Agreement. The Contribution Agreement provided, among other things, for the creation of a new streaming video joint venture and for the contribution by CPEH and its affiliates of certain U.S. and Canadian assets of the Crackle branded advertising-based video on demand streaming business to the JV Entity and for the contribution by the Company and its affiliates of certain assets of their advertising-based and subscription-based video on demand businesses to the JV Entity.
CPEH’s Contributions
CPEH and its affiliates contributed to the JV Entity the Crackle brand, Crackle’s monthly active users and its advertising representation business (the “Crackle Contributed Assets”). Ownership of Crackle’s original content library was retained by CPEH and its affiliates but made available for licensing to the JV Entity. The JV Entity also entered into a license agreement with Sony Pictures Television Inc. (“SPT”) for rights to distribute popular TV series and movies from the Sony Pictures Entertainment library on the Crackle Plus AVOD services. In addition, Crackle Plus entered into an agreement with New Media Services, a wholly-owned subsidiary of Sony Electronics Inc. (“NMS”), to provide the technology back-end services for the JV Entity.
No liabilities of Crackle were assumed by the JV Entity except for (i) those liabilities arising in or specifically relating to periods, events or occurrences happening with respect to the Crackle Contributed Assets on or after the Closing; (ii) the accounts payable of Crackle selected by the Company in an amount equal to the accounts receivable of Crackle contributed to the JV Entity as part of the Crackle Contributed Assets; (iii) certain liabilities relating to employees of Crackle that joined the JV Entity following Closing; and (iv) certain other specifically identified liabilities.
The Company’s Contributions
The Company’s contribution to the JV Entity includes six owned and operated AVOD networks (Popcornflix, Truli, Popcornflix Kids, Popcornflix Comedy, Frightpix, and Españolflix), the Company’s SVOD Pivotshare platform, and a sublicense to use the Chicken Soup for the Soul brand (“Company Contributed Assets”).
No liabilities of the Company were assumed by the JV Entity except for those arising in or specifically relating to periods, events, or occurrences happening with respect to the Company Contributed Assets on or after the Closing.
Consideration
Pursuant to the Contribution Agreement, the JV Entity issued to Crackle 37,000 Preferred Units and 1,000 Common Units and issued to the Company 99,000 Common Units. The JV Entity is governed by the terms of the Operating Agreement, which is described more fully below.
Additionally, pursuant to the Contribution Agreement, the Company issued to CPEH the Class I Warrants, Class II Warrants, Class III-A Warrants, and Class III-B Warrants. All of the warrants have a five-year term commencing on the Closing and are exercisable during such term immediately, except for the Class III-B Warrants, which only will become exercisable upon approval by the vote a majority of the holders of the outstanding common stock of the Company, as required by Nasdaq rules as more fully described elsewhere herein. Affiliates of the Company delivered an irrevocable proxy to vote all of the shares of the Company’s common stock owned by them in favor of the required approval. CPEH has registration rights with respect to the shares of the Company’s Class A common stock underlying the warrants.
Expense Reimbursement
The Contribution Agreement provides that, upon Crackle’s (now CPEH’s) written request during the six month period following the first anniversary of the Closing, Crackle and CPEH will be entitled to reimbursement of their reasonable, documented third-party expenses incurred in connection with the transactions contemplated by the Contribution Agreement, up to a maximum of  $5,000,000 (the “Crackle Reimbursement”), payable (a) in cash by the JV Entity, or (b) upon the reasonable determination of the JV Entity’s board of managers that the JV Entity does not have sufficient cash available to make such reimbursement payment in cash, by the issuance by the Company of shares of Series A Preferred Stock valued at a price per share of  $25.00, or (c) upon Crackle’s election, by the issuance by the Company of shares of Series A Preferred Stock valued at a per-share price of  $25.00. Within three business days following a cash payment by the JV Entity of the Crackle Reimbursement, the JV Entity shall reimburse the Company for its reasonable, documented third-party expenses incurred in connection with the transactions contemplated by the Contribution Agreement, up to a maximum of the amount of the Crackle Reimbursement, payable in cash.
JV Entity Operating Agreement
Pursuant to the Contribution Agreement, the Company and Crackle entered into the Operating Agreement. Terms of the Operating Agreement include the provisions described below.
Management
The Company, as majority owner of the Common Units of the JV Entity, manages the day to day operations of the JV Entity through its officers that are also serving as officers of the JV Entity. The JV Entity also maintains a board of managers, with three managers designated by the Company, who are currently William J. Rouhana, Jr., Elana Sofko, and Philippe Guelton, and, as long as Crackle holds at least 25% of the membership interest in the JV Entity it received at Closing, two managers designated by Crackle, who are currently Jon Hookstratten and Maria Anguelova.
Certain actions require the approval of Crackle (“Supermajority Approval”), including, but not limited to (a) a change of the principal business of the JV Entity; (b) related party transactions; (c) public offerings prior to the third anniversary of the Closing; (d) issuances of membership interests except as specifically prescribed by the Operating Agreement; (e) incurrence of indebtedness except as specifically prescribed by the Operating Agreement; and (f) sales of assets or the JV Entity outside of the ordinary course of business.
Conversion Right
During the six-month period following the first anniversary of the Closing (the “Exercise Period”), Crackle (now CPEH) has the right (“Conversion Right”) to convert all, but not less than all, of its Preferred Units into that number of Common Units equal to the number of Common Units that, when added to the Common Units already held by Crackle (and its permitted transferees), will provide Crackle (together with its applicable permitted transferees) with a percentage interest (based on all outstanding Common Units) of 49% of the aggregate outstanding voting equity of the JV Entity, on a fully diluted basis assuming the conversion, exercise, or exchange of all securities or debt convertible into or exercisable or exchangeable for Common Units (as adjusted for transactions and equity issuances consummated prior to conversion that have been approved by the board of managers of the JV Entity, including with Supermajority Approval). The Common Units so issued shall be the same class and type of equity, and have identical rights, privileges and preferences as the Common Units owned by the Company.
Put Option
In lieu of exercising its Conversion Right described above, during the Exercise Period, CPEH shall have the right (“Put Option”) to require the Company to purchase all, but not less than all, of the Crackle

JV Interest (including any units of the JV Entity held by Crackle’s permitted transferees, the “Subject Units”). If this right is exercised by CPEH, the Company shall pay for the Subject Units through either the issuance of Series A Preferred Stock or, at the Company’s election, an amount of cash based on the number of shares of Series A Preferred Stock that would have been issued in payment therefor, using a price per share of  $25. The number of shares of Series A Preferred Stock comprising the consideration payable upon exercise of the Put Option shall be calculated in accordance with a formula set forth in the Operating Agreement. CPEH has registration rights with respect to any Series A Preferred Stock it may be issued in connection with the transactions described in this Information Statement.
Subject to certain limitations, in the event that CPEH has not exercised the Put Option and has not exercised the Conversion Right during the Exercise Period, CPEH shall be deemed to have automatically exercised the Put Option on the last day of the Exercise Period.
Initial Public Offering
At any time following the third anniversary of the Closing, CPEH has the right to require the JV Entity to undertake an initial public offering in certain circumstances, which initial public offering may include the resale of securities held by members of the JV Entity.

OTHER INFORMATION ABOUT THE COMPANY
Overview
The Company is a growing, branded media company building online video-on-demand (“VOD”) networks that provide positive and entertaining video content for all screens. In May 2019, we formed a joint venture with Crackle, Inc. (“Crackle”), a business of SPT, through which we operate our VOD business. The joint venture is named “Crackle Plus.” Our Crackle Plus offering includes Crackle® and Popcornflix®, both popular online advertiser-supported VOD (“AVOD”) networks, Pivotshare, a subscription-based VOD (“SVOD”) network, Truli.com, a faith-based AVOD network, and numerous additional AVOD networks.
Crackle Plus is one of the largest AVOD companies in the United States. Crackle Plus:
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has more than 26 million registered users;

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has more than 38,000 combined hours of programming, including access to library assets from SPT, Screen Media and other affiliates of the joint venture partners;

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streams more than 1.3 billion minutes per month;

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has more than 90 content partnerships; and

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includes more than 100 VOD networks.

Our Screen Media subsidiary is a leading global independent television and film distribution company, which owns one of the largest independently owned television and film libraries. We also curate, produce and distribute long- and short-form video content that brings out the best of the human spirit, and distribute the online content of our U.S. based subsidiary, A Plus. We are aggressively growing our business through a combination of organic growth, licensing and distribution arrangements, acquisitions and strategic relationships. We are also expanding our partnerships with sponsors, television networks and independent producers.
All of our online networks are available for all screens, including mobile devices. We expect the increasingly widespread penetration of 5G mobile networks, with virtually no latency and 10 times the download capacity of 4G, to be an accelerator of mobile video consumption.
We have an exclusive, perpetual and worldwide license agreement (“CSS License Agreement”) with our intermediate parent, CSS, a publishing and consumer products company, to create and distribute video content under the Chicken Soup for the Soul® brand (the “Brand”).
We operate in three areas:
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Online Networks.   In this business area, we distribute and exhibit VOD content through Crackle Plus directly to consumers across all digital platforms, such as connected tv’s, smartphones, tablets, gaming consoles and the web through our owned and operated AVOD networks. We also distribute our own and third-party owned content to end users across various digital platforms through our SVOD network. We generate advertising revenues primarily by serving video advertisements to our streaming viewers and collecting subscription revenue from consumers.

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Television and Film Distribution.   In this business area, we distribute movies and television series worldwide to consumers through license agreements across all media, including theatrical, home video, pay-per-view, free, cable, pay television, VOD, mobile and new digital media platforms worldwide. We own the copyright or long-term distribution rights to over 1,000 television series and feature films.

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Television and Short-Form Video Production.   In this business area, we work with sponsors and use highly regarded independent producers to develop and produce our television and short-form video content, including Brand-related content. We also derive revenue from our subsidiary A

Plus, which develops and distributes high-quality, empathetic short-form videos to millions of people worldwide. A Plus enhances our ability to distribute short form versions of our video productions and video library and provides us with content developed and distributed by A Plus that is complementary to the Brand.
Since our inception in January 2015, our business has grown rapidly. For the full year 2018, our net revenue was $26.9 million, as compared to 2017 net revenue for the full year of  $10.7 million. This increase was primarily due to the revenue impact of Screen Media, our acquisition of Pivotshare in August 2018, and increased production revenue. We had net losses of  $2.0 million in 2018, as compared to net income of $21.1 million in 2017. Please refer to our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, filed with the SEC, for more information.
Business Strategy
Our vision is to build a powerful portfolio of online VOD networks and assets. Our production and distribution businesses are designed to provide content to our VOD networks and generate current revenue to fund our rapidly growing VOD networks. We intend to build and acquire assets such as content libraries, digital publishers with strong customer bases and content related to our own, and stand-alone VOD networks.
Evolution of Our Online Networks
Our acquisition of Screen Media in 2017 began our entry into the direct-to-consumer online VOD market through Popcornflix® which has an extensive footprint with apps that have been downloaded more than 27 million times.
Popcornflix® is one of the largest AVOD services. Under the Popcornflix® brand, we operate a series of direct-to consumer advertising supported channels. On Popcornflix®, we have the rights to exhibit more than 3,000 films and approximately 60 television series comprised of approximately 1,500 episodes, with new content added regularly. As a “free-to-consumer” digital streaming channel, Popcornflix® is a popular online video platform that can be found on Internet-connected televisions, the web, iPhones and iPads, Android products, Roku, Xbox, Amazon Fire, Apple TV, and Chromecast, among others. Popcornflix® is currently available in 56 countries and territories, including the United States, United Kingdom, Canada, Australia, the Scandinavian countries, Germany, France, Hong Kong and Singapore, with additional countries and territories to be added.
We have also begun to expand in SVOD networks.
Our entry into subscription-based VOD was initiated by our acquisition of the Pivotshare VOD network in August 2018.
In October 2018, we completed the acquisition of the assets of Truli Media Corp., a nascent global family-friendly and faith-based online video channel (“Truli”). The Truli content library includes 2,500 hours of programming and brought us an additional 630,000 Facebook fans. Truli’s content fits strategically in our plans and includes film, television, music videos, sports, comedy, and educational material. With the completion of this acquisition, Truli became our seventh advertiser-supported VOD channel.
In May 2019, we consummated our agreement (“Contribution Agreement”) with Crackle, which is a business of SPT, one of the television industry’s leading content providers, by which the parties agreed to contribute their respective VOD businesses to a newly-formed joint venture entity, Crackle Plus, LLC. The combined VOD businesses is known as “Crackle Plus.” The formation and operation of Crackle Plus is expected to more than double our overall annual revenue and add meaningful EBITDA.
Television and Film Distribution
We distribute television series and films worldwide through Screen Media. We own the copyright or long-term distribution rights to approximately 1,700 hours of television series and feature films, representing one of the largest independently owned libraries of filmed entertainment in the world. We distribute our television series and films through direct relationships across all media, including theatrical, home video, pay-per-view, free, cable and pay television, VOD and emerging digital media platforms worldwide.

Screen Media’s distribution capabilities across all media gives us the ability to distribute our produced television series directly. We believe that the cost savings from Screen Media’s distribution capabilities may enhance our revenue and profits from our produced television series.
We have distribution licensing agreements with numerous digital services across all major platforms, such as cable and satellite VOD and Internet VOD, which includes TVOD for rentals or purchases of films, AVOD for free-to-viewer streaming of films and TV shows supported by advertisements and SVOD for unlimited access to films and TV shows for a monthly fee.
Our cable and satellite VOD distribution agreements include those with DirecTV, Dish, Optimum (Altice USA), Verizon and In Demand (owned by Comcast, Charter and Cox). Our Internet VOD distribution agreements include those with Amazon, iTunes, Microsoft, Samsung, YouTube, Hulu, Xbox, Netflix, Sony and Vudu, among others.
We are rapidly expanding international distribution of our content through agreements with Film Mode Entertainment, iTunes, Sony PlayStation and Xbox, among others. Under these agreements, our titles are available in various media and on iTunes, Sony PlayStation and Xbox in the United Kingdom, Australia, France, Germany, Italy and Hong Kong, with additional territories added regularly.
Television and Short-Form Video Production
We utilize the Chicken Soup for the Soul brand, together with our management’s industry experience and expertise, to generate revenue through the production and distribution of video content with sponsors. We partner with sponsors and use highly-regarded independent producers to develop and produce video content. Using this approach provides us with access to a diverse pool of creative ideas for new video content projects and allows us to scale our production business on a variable cost basis. We currently have producer agreements or arrangements in place with a number of these producers, including Litton Entertainment (a Hearst company). We anticipate entering into relationships with additional independent producers.
We seek committed funding from corporate and foundation sponsors covering more than just the production costs prior to moving forward with a project. Since we seek to secure both the committed funding and production capabilities for our video content prior to moving forward with a project, we have high visibility into the profitability of a particular project before committing to proceed with such project. In addition, we take limited financial risk on developing our projects.
Corporate and foundation sponsors with which we have worked include HomeAway, Hilton Grand Vacations, American Humane, Chegg, Acorns, the Boniuk Foundation, State Farm, Michelson Found Animals Foundation and the Morgridge Family Foundation, and we are currently in discussions with numerous others. We endeavor to retain meaningful back-end rights to our video content in these relationships, which provides opportunities for improved profitability and enhances our library value.
In December 2018, we acquired all of the outstanding capital stock of A Plus, an affiliate of ours. Prior to the acquisition, A Plus was majority owned by an affiliate of CSS and, pursuant to a distribution agreement, we had the exclusive worldwide rights to distribute all video content (in any and all formats) and all editorial content (including articles, photos and still images) created, produced, edited or delivered by A Plus, and we received a net distribution fee equal to 30% of gross revenue generated by the distribution of the A Plus video content. As a result of the acquisition, the distribution agreement was terminated, resulting in our retention of 100% of the revenues generated by A Plus going forward, along with projected cost savings in 2018 and 2019.
Our long-form video content consists of 30- to 60-minute episodic programs typically distributed initially on traditional television or cable networks. Our current long-form video content projects include:
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Chicken Soup for the Soul’s Hidden Heroes (‘‘Hidden Heroes’’).   The multi-award-winning Hidden Heroes was hosted by Brooke Burke. The series third season was on The CW Network. The Boniuk Foundation has agreed to sponsor a fourth season of Hidden Heroes with a new host. Production of season 4 is finished and we are considering exhibiting the series on our own networks. A segment of Hidden Heroes can be seen at https://cssentertainment.com/hiddenheroes.

Hidden Heroes was nominated for an Emmy award for “Outstanding Children’s or Family Viewing Series” in March 2019. Information accessible through any website link in this Information Statement shall not be deemed to form a part of this Information Statement.
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Being Dad, a Chicken Soup for the Soul Original Series (“Being Dad”).   This series is an intimate, revealing and entertaining portrait of nine men who are tackling one of the most important roles in the world: fatherhood. The episodes are about the lives of dads who are facing challenges that are simultaneously unique and universal. The fathers are all bound by the singular belief that raising their children is life’s greatest gift. In August 2018, the series began streaming on Netflix.

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Vacation Rental Potential.   This television series gives viewers the information and inspiration needed to realize their dreams of using real estate entrepreneurship to afford a vacation home for their family. Hosted by Holly Baker, Vacation Rental Potential offers insight on how to make the dream of vacation homeownership possible. The show premiered on A&E Network in December 2017. Its second season also aired on A&E Network in 2018. The series was nominated for a Real Screen award in the “Digital and Branded Content: Brand-Funded Content” category.

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Going From Broke.   Ashton Kutcher is the executive producer on this new series about the 44 million young Americans that are today saddled with student and credit card debt totaling nearly $1.5 trillion. Recent college graduates have no idea how to dig themselves out of their financial disaster. Going From Broke is hosted by money expert Dan Rosensweig, CEO of Chegg. Throughout the series, Dan helps these millennials deal with their financial challenges. The show will premiere on Crackle Plus in October 2019.

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Chicken Soup for the Soul’s Animal Tales (“Animal Tales”).   This series is sponsored by Chicken Soup for the Soul Pet Food and American Humane, the country’s first national humane organization. This series celebrates everything pets and animals add to our lives. The series brings awareness to the Chicken Soup for the Soul mission of helping all pets eat well, whether that’s by making super premium pet food that is affordable or donating millions of meals to shelter pets every year. The show premiered on the CW Network in January 2019 and is hosted by Eva La Rue. It has been renewed for a second season.

Our short-form video content, including our branded short-form video content known as Sips, is receiving increased focus from our advertisers and sponsors. Such short-form video content is typically exhibited through online video content distribution through A Plus and various social media platforms, such as YouTube, Facebook, as well as on the social media channels of Chicken Soup for the Soul and our sponsors. A Plus is adding more short-form video content to its site and its social media platforms and we are focusing on possible acquisitions in this space. Increasing revenue from short-form video could make our business less cyclical and assist in reducing the relative size of fourth quarter revenue compared to other quarters.
Competition
Video content production and distribution direct to consumers are highly competitive businesses. We face competition from companies within the entertainment business and from alternative forms of leisure entertainment, such as travel, sporting events, outdoor recreation, video games, the internet and other cultural and computer-related activities. We compete with the major studios, numerous independent motion picture and television distribution and production companies, television networks, pay television systems and online media platforms for the services of performing artists, producers and other creative and technical personnel and production financing, all of which are essential to the success of our businesses.
In addition, our video content competes for media outlet and audience acceptance with video content produced and distributed by other companies. As a result, the success of any of our video content is dependent not only on the quality and acceptance of a particular production, but also on the quality and acceptance of other competing video content available in the marketplace at or near the same time.
Given such competition, and our stage of development, we intend to initially emphasize a lower cost structure, risk mitigation, reliance on financial partnerships and innovative financing strategies. Our cost structures are designed to utilize our flexibility and agility as well as the entrepreneurial spirit of our employees, partners and affiliates, in order to provide creative, desirable video content.

Intellectual Property
We are party to a license agreement with CSS (“CSS License Agreement”) through which we have been granted the perpetual, exclusive, worldwide license by CSS to produce and distribute video content using the brand and related content, such as stories published in the Chicken Soup for the Soul books. Chicken Soup for the Soul and related names are trademarks owned by CSS. We have the proprietary rights (including copyrights) in all our company-produced content. With the acquisition of Screen Media, the Company now owns copyrights or global long-term distribution rights to the Screen Media film library. Our Crackle Plus joint venture owns trademarks to several AVOD and SVOD applications including Crackle®, Popcornflix, and Pivotshare.
We rely on a combination of confidentiality procedures, contractual provisions and other similar measures to protect our proprietary information and intellectual property rights.
Employees
As of July 31, 2019, we had 81 direct employees, including through our Crackle Plus joint venture. The services of certain personnel, including our chairman and chief executive officer, vice chairman and chief strategy officer, our senior brand advisor and director, and chief financial officer, are provided to us under a management agreement with CSS (“CSS Management Agreement”). We also utilize many consultants in the ordinary course of our business and hire additional personnel on a project-by-project basis. We believe that our employee and labor relations are good, and we are committed to inclusion and strict policies and procedures to maintain a safe work environment.
Corporate Information
We are a Delaware corporation formed on May 4, 2016. CSS Productions, our predecessor and immediate parent company, was formed in December 2014 by CSS, and initiated operations in January 2015. We were formed to create a discrete entity focused on video content opportunities using the Brand. In connection with our succession to the operations of CSS Productions, all video content assets owned by CSS and any of its affiliates, including all rights and obligations related thereto, were transferred to us upon our formation on May 4, 2016.
In May 2016, pursuant to the terms of the contribution agreement among CSS, CSS Productions and the Company (the “CSS Contribution Agreement”), all video content assets (the “Subject Assets”) owned by CSS, CSS Productions and the subsidiaries of CSS were transferred to the Company in consideration for its issuance to CSS Productions of 8,600,568 shares of the Company’s Class B common stock. Since the date of the CSS Contribution Agreement, CSS Productions has transferred certain of these shares of Class B common stock to third parties in certain transactions. Concurrently with the consummation of the CSS Contribution Agreement, certain rights to receive payments under certain agreements comprising part of the Subject Assets owned by Trema, LLC (“Trema”), a company principally owned and controlled by William J. Rouhana, Jr., the Company’s chairman and chief executive officer, were assigned to the Company under a contribution agreement (the “Trema Contribution Agreement”) in consideration for the Company’s issuance to Trema of 159,432 shares or our Class B common stock.
Following completion of the transactions described above, CSS Productions’ operating activities ceased, and the Company continued the business operations of producing and distributing the video content.
The mailing address of our principal executive offices is 132 E. Putnam Ave., Floor 2W, Cos Cob, Connecticut 06807 and our telephone number is (855) 398-0443.
Internet Address and Availability of Filings
We maintain a website at www.cssentertainment.com. Information contained on, or accessible through, our website shall not be deemed to be incorporated by reference into this Information Statement. The Company makes available, free of charge, on or through its internet website, the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the Securities and Exchange Commission.
Implications of Being an Emerging Growth Company
The Company is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). For so long as we are an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to:
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Not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting;

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Not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditors’ report providing additional information about the audit and the financial statements;

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Reduced disclosure obligations regarding executive compensation; and

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Exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

In addition, emerging growth companies may delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act until such time as those standards apply to private companies. The Company has irrevocably elected to avail itself of this exemption from new or revised accounting standards, and, therefore, will not be subject to the same new or revised accounting standards as public companies that are not emerging growth companies.
We may remain an “emerging growth company” until as late as December 31, 2022, the fiscal year-end following the fifth anniversary of the completion of our IPO, though we may cease to be an emerging growth company earlier under certain circumstances, including if  (a) we have more than $1.07 billion in annual revenue in any fiscal year, (b) the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 or (c) we issue more than $1.0 billion of non-convertible debt over a three-year period.
Public Market for Our Securities
Our Class A common stock and Series A Preferred Stock trade on the Nasdaq Global Market under the symbols “CSSE” and “CSSEP”, respectively.

DESCRIPTION OF THE COMPANY’S SECURITIES
Introduction
In the discussion that follows, we have summarized selected provisions of our Certificate of Incorporation, Bylaws, and the Delaware General Corporation Law, or “DGCL,” relating to our capital stock. This summary is not complete. This discussion is subject to the relevant provisions of Delaware law and is qualified in its entirety by reference to our Certificate of Incorporation and our Bylaws, each of which are attached as exhibits to the periodic reports we file with the SEC from time to time. You should read the provisions of our Certificate of Incorporation and our Bylaws as currently in effect for provisions that may be important to you.
General
We are authorized to issue 70 million shares of Class A common stock, par value $.0001, 20 million shares of Class B common stock, par value $.0001, and 10 million shares of preferred stock, par value $.0001, of which 4,300,000 has been designated Series A Preferred Stock.
Pursuant to our financing plan prior to our initial public offering (“IPO”), we issued in several private placements an aggregate of 1,249,090 shares of our Class A common stock and 8,071,955 shares of our Class B common stock, as well as Class W warrants to purchase an aggregate of 678,822 shares of our Class A common stock and Class Z warrants to purchase an aggregate of 130,618 share of our Class A common stock. Certain of the shares of Class B common stock so issued have since been converted into shares of Class A common stock at the election of the holders of such shares and in accordance with the terms thereof.
On August 17, 2017, we completed our IPO consisting of 2,500,000 shares of Class A common stock at an offering price of  $12.00 per share. The shares of Class A common stock offered and sold in the IPO were comprised of  (a) an aggregate of 2,241,983 shares of our newly issued Class A common stock and (b) an aggregate of 258,017 shares of issued and outstanding Class A common stock that were sold by certain non-management, non-affiliated selling stockholders.
On June 29, 2018, we completed a follow-on underwritten public offering of our Series A Preferred Stock at an offering price of  $25.00 per share. We initially sold 600,000 shares of Series A Preferred Stock and, on July 10, 2018, we sold an additional 46,497 shares of Series A Preferred Stock as a result of the partial exercise of the underwriters’ over-allotment option. Affiliates of William J. Rouhana, Jr., our chief executive officer and chairman of the board, and Amy Newmark, a director, purchased shares in the offering on the same terms as offered to the public. The sale of Series A Preferred Stock generated aggregate net proceeds to us of approximately $14.8 million. In connection with our acquisition of Pivotshare in August 2018, we issued 134,000 shares of Series A Preferred Stock. On November 19, 2018, we completed an additional underwritten public offering of our Series A Preferred Stock at an offering price of  $25.00 per share. We sold 138,000 shares of Series A Preferred Stock in November 2018 public offering, including 18,000 shares pursuant to the underwriters’ full exercise of their overallotment option. In addition, as of the date hereof, we have sold an aggregate of 379,505 shares of Series A Preferred Stock in various offerings under a shelf registration statement. We also sold an aggregate of 80,000 shares of Series A Preferred Stock in two private placements consummated in June and July 2019 pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act at an offering price of  $25.00 per share. On August 19, 2019, we entered into an underwriting agreement for the sale of 192,174 shares of Series A Preferred Stock in a firm commitment underwritten public offering. On August 20, 2019, we were advised by the underwriters that they would be exercising in full the over-allotment option prescribed by the underwriting agreement for the purchase of 28,826 additional shares of Series A Preferred Stock. We consummated the sale of 221,000 shares of Series A Preferred Stock on August 22, 2019 at an offering price of  $25 per share.
Our Class A common stock and Series A Preferred Stock are listed on the Nasdaq Global Market under the symbols “CSSE” and “CSSEP”, respectively.
As of the date of this Information Statement, 4,259,920 shares of our Class A common stock are outstanding, 7,813,938 shares of our Class B common stock are outstanding and 1,599,002 shares of our Series A Preferred Stock are outstanding. We also have outstanding Class W warrants to purchase an aggregate of 708,939 shares of our Class A common stock, Class Z warrants to purchase an aggregate of 150,000 shares of our Class A common stock, Class I Warrants to purchase up to an aggregate of 800,000 shares of our Class A common stock, Class II Warrants to purchase up to an aggregate of 1,200,000 shares of our Class A common stock, Class III-A Warrants to purchase up to an aggregate of 380,000 shares of our Class A common stock, and Class III-B Warrants which, following the effectiveness of the Warrants Approval described in this Information Statement, will be exercisable to purchase up to an aggregate of an additional 1,620,000 shares of our Class A common stock.
Common Stock
Voting Rights
Holders of shares of Class A common stock and Class B common stock have substantially identical rights, except that holders of shares of Class A common stock are entitled to one vote per share and holders of shares of Class B common stock are entitled to ten votes per share. Holders of shares of Class A common stock and Class B common stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law or our charter. See “— Certain Anti-Takeover Provisions of our Certificate of Incorporation and By-Laws,” below. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the voting power voting for the election of directors can elect all of the directors.
Dividend Rights
Shares of Class A common stock and Class B common stock are treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the board of directors out of any assets legally available therefor.
No Preemptive or Similar Rights
Our common stock is not entitled to preemptive rights and is not subject to conversion, redemption or sinking fund provisions.
Right to Receive Liquidation Distributions
Subject to the preferential or other rights of any holders of preferred stock then outstanding, including the Series A Preferred Stock, upon our dissolution, liquidation or winding up, whether voluntary or involuntary, holders of Class A common stock and Class B common stock will be entitled to receive ratably all of our assets available for distribution to our stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under our Certificate of Incorporation) of the holders of a majority of the outstanding shares of Class A common stock and Class B common stock, each voting separately as a class.
Merger or Consolidation
In the case of any distribution or payment in respect of the shares of Class A common stock or Class B common stock upon our consolidation or merger with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, such distribution or payment shall be made ratably on a per share basis among the holders of the Class A common stock and Class B common stock as a single class, provided, however, that shares of one such class may receive different or disproportionate distributions or payments in connection with such merger, consolidation or other transaction if  (i) the only difference in the per share distribution to the holders of the Class A common stock and Class B common stock is that any securities distributed to the holder of a share Class B common stock have ten times the voting power of any securities distributed to the holder of a share of Class A common stock, or (ii) such merger, consolidation or other transaction is approved by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under our Certificate of Incorporation) of the holders of a majority of the outstanding shares of Class A common stock and Class B common stock, each voting separately as a class.
Conversion
The outstanding shares of Class B common stock are convertible at any time as follows: (a) at the option of the holder, a share of Class B common stock may be converted at any time into one share of Class A common stock or (b) upon the election of the holders of a majority of the then outstanding shares of Class B common stock, all outstanding shares of Class B common stock may be converted into shares of Class A common stock. Once converted into Class A common stock, the Class B common stock will not be reissued.
Warrants
Each outstanding Class W warrant entitles the registered holder to purchase one share of our Class A common stock at a price of  $7.50 per share, subject to adjustment as discussed below. Each Class W warrant is exercisable at any time through June 30, 2021 at 5:00 p.m., New York City time. As of the date of this Information Statement, we have outstanding Class W warrants to purchase an aggregate of 708,939 shares of Class A common stock.
Each outstanding Class Z warrant entitles the registered holder to purchase one share of our Class A common stock at a price of  $12.00 per share, subject to adjustment as discussed below. Each Class Z warrant is exercisable at any time through June 30, 2022 at 5:00 p.m., New York City time. As of the date of this Information Statement, we have outstanding Class Z warrants to purchase an aggregate of 150,000 shares of Class A common stock.
Each outstanding Class I Warrant entitles the registered holder to purchase one share of our Class A common stock at a price of  $8.13 per share, subject to adjustment as discussed below. Each Class I Warrant is exercisable at any time through May 14, 2024 at 5:00 p.m., New York City time. As of the date of this Information Statement, we have outstanding Class I Warrants to purchase an aggregate of 800,000 shares of Class A common stock.
Each outstanding Class II Warrant entitles the registered holder to purchase one share of our Class A common stock at a price of  $9.67 per share, subject to adjustment as discussed below. Each Class II Warrant is exercisable at any time through May 14, 2024 at 5:00 p.m., New York City time. As of the date of this Information Statement, we have outstanding Class II Warrants to purchase an aggregate of 1,200,000 shares of Class A common stock.
Each outstanding Class III-A Warrant entitles the registered holder to purchase one share of our Class A common stock at a price of  $11.61 per share, subject to adjustment as discussed below. Each Class III-A Warrant is exercisable at any time through May 14, 2024 at 5:00 p.m., New York City time. As of the date of this Information Statement, we have outstanding Class III-A Warrants to purchase an aggregate of 380,000 shares of Class A common stock.
Each outstanding Class III-B Warrant entitles the registered holder to purchase one share of our Class A common stock at a price of  $11.61 per share, subject to adjustment as discussed below. Each Class III-B Warrant is exercisable beginning 20 days after the date of this Information Statement and terminating on May 14, 2024. As of the date of this Information Statement, we have outstanding Class III-B Warrants to purchase an aggregate of 1,620,000 shares of Class A common stock.
The Class W warrants, Class Z warrants, Class I Warrants, Class II Warrants, Class III-A Warrants, and Class III-B Warrants are collectively referred to herein as the “Warrants”.
Cancellation
We may call for cancellation of all or any portion of the Class W warrants or Class Z warrants for which a notice of exercise has not yet been delivered to us for consideration equal to $.01 per Class W warrant or Class Z warrant, as the case may be, in accordance with the provisions of such warrants, if (i) our Class A common stock is traded, listed or quoted on any U.S. market or electronic exchange, and

(ii) the closing per-share sales price of the Class A common stock for any twenty (20) trading days during a consecutive thirty (30) trading days period exceeds $15.00, for Class W warrants, or $18.00, for Class Z warrants, in each case subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like.
The right to exercise the Class W or Class Z warrants will be forfeited unless such warrants are exercised prior to the date specified in the call notice. On and after the call date, a record holder of Class W or Class Z warrant will have no further rights except to receive the call price for such holder’s warrant upon surrender of such warrant.
The criteria for calling our Class W and Class Z warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our call, the call will not cause the share price to drop below the exercise price of the warrants.
We may not call the Class I, II, III-A or III-B Warrants for cancellation.
Exercise Rights
Holders of the Warrants have cashless exercise rights that allow each holder to pay the exercise price by surrendering the warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” by (y) the fair market value. The “fair market value” for this purpose will mean the average reported last sale price of the shares of common stock for the ten trading days ending on the trading day prior to the date of exercise.
The exercise price and number of shares of Class A common stock issuable on exercise of the Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the Warrants will not be adjusted for issuances of shares of any equity or equity-based securities at a price below their respective exercise prices.
The Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check or wire transfer payable to us, for the number of Warrants being exercised. The Warrant holders do not have the rights or privileges of holders of shares of common stock and any voting rights until they exercise their Warrants and receive shares of Class A common stock. After the issuance of shares of Class A common stock upon exercise of the Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.
No fractional shares will be issued upon exercise of the Warrants. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up to the nearest whole number the number of shares of Class A common stock to be issued to the warrant holder.
Preferred Stock
Our board of directors is authorized, subject to limitations prescribed by Delaware law, to issue preferred stock in one or more series, to establish from time to time the number of shares to be included in each series, and to fix the designation, powers, preferences and rights of the shares of each series and any of its qualifications, limitations or restrictions, in each case without further vote or action by our stockholders. Our board of directors can also increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares then outstanding) the number of shares of any series of preferred stock, without any further vote or action by our stockholders. Our board of directors may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of our common stock or other series of preferred stock. The issuance of preferred stock, while providing flexibility in connection with possible financings, acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in our control of our company and might adversely affect the market price of our common stock and the voting and other rights of the holders of our common stock.
Series A Preferred Stock
The description of certain terms of the 9.75% Series A Cumulative Redeemable Perpetual Preferred Stock in this Information Statement does not purport to be complete and is in all respects subject to, and qualified in its entirety by references to the relevant provisions of our Certificate of Incorporation, the amended certificate of designations establishing the terms of our Series A Preferred Stock, our Bylaws and the DGCL. Copies of our Certificate of Incorporation, certificate of designations, Bylaws and all amendments thereto, are filed as exhibits to our periodic reports filed with the SEC and are available from us upon request.
General
We have sold shares of Series A Preferred Stock in various public and private offerings, all at offering prices of  $25.00 per share, as described more fully in the section titled “Description of the Company’s Securities — General” above.
As of the date of this Information Statement, 1,599,002 shares of our Series A Preferred Stock are outstanding.
Our board of directors may, without the approval of holders of the Series A Preferred Stock or our common stock, designate additional series of authorized preferred stock ranking junior to or on parity with the Series A Preferred Stock or designate additional shares of the Series A Preferred Stock and authorize the issuance of such shares. Designation of preferred stock ranking senior to the Series A Preferred Stock will require approval of the holders of Series A Preferred Stock, as described below in “Voting Rights.”
The registrar, transfer agent, and dividend and redemption price disbursing agent in respect of the Series A Preferred Stock is Continental Stock Transfer & Trust Company.
No Maturity, Sinking Fund or Mandatory Redemption
The Series A Preferred Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption. Shares of the Series A Preferred Stock will remain outstanding indefinitely unless we decide to redeem or otherwise repurchase them. We are not required to set aside funds to redeem the Series A Preferred Stock.
Ranking
The Series A Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up:
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senior to all classes or series of our common stock and to all other equity securities issued by us other than equity securities referred to in the next two bullet points below;

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on a parity with all equity securities issued by us with terms specifically providing that those equity securities rank on parity with the Series A Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up;

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junior to all equity securities issued by us with terms specifically providing for ranking senior to the Series A Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up (please see the section entitled “Voting Rights” below); and

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effectively junior to all our existing and future indebtedness (including indebtedness convertible to our common stock or preferred stock) and to any indebtedness and other liabilities of  (as well as any preferred equity interests held by others in) our existing subsidiaries.

Dividends
Holders of shares of the Series A Preferred Stock are entitled to receive, when, as and if declared by our board of directors, out of funds of the Company legally available for the payment of dividends, cumulative cash dividends at the rate of 9.75% of the $25.00 per share liquidation preference per annum (equivalent to $2.4375 per annum per share). Dividends on the Series A Preferred Stock shall be payable monthly on the 15th day of each month; provided that if any dividend payment date is not a business day, as defined in the certificate of designations, then the dividend that would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day and no interest, additional dividends or other sums will accrue on the amount so payable for the period from and after that dividend payment date to that next succeeding business day. Any dividend payable on the Series A Preferred Stock, including dividends payable for any partial dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in our stock records for the Series A Preferred Stock at the close of business on the applicable record date, which shall be the last day of the calendar month, whether or not a business day, immediately preceding the month in which the applicable dividend payment date falls. As a result, holders of shares of Series A Preferred Stock will not be entitled to receive dividends on a dividend payment date if such shares were not issued and outstanding on the applicable dividend record date.
No dividends on shares of Series A Preferred Stock shall be authorized by our board of directors or paid or set apart for payment by us at any time when the terms and provisions of any agreement of ours, including any agreement relating to our indebtedness, prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or a default under the agreement, or if the authorization, payment or setting apart for payment shall be restricted or prohibited by law.
Notwithstanding the foregoing, dividends on the Series A Preferred Stock will accrue whether or not we have earnings, whether or not there are funds legally available for the payment of those dividends and whether or not those dividends are declared by our board of directors. No interest, or sum in lieu of interest, will be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears, and holders of the Series A Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends described above. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to those shares.
Future distributions on our common stock and preferred stock, including the Series A Preferred Stock will be at the discretion of our board of directors and will depend on, among other things, our results of operations, cash flow from operations, financial condition and capital requirements, any debt service requirements and any other factors our board of directors deems relevant. Accordingly, we cannot guarantee that we will be able to make cash distributions on our preferred stock or what the actual distributions will be for any future period.
Unless full cumulative dividends on all shares of Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no dividends (other than in shares of common stock or in shares of any series of preferred stock that we may issue ranking junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up) shall be declared or paid or set aside for payment upon shares of our common stock or preferred stock that we may issue ranking junior to, or on a parity with, the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up. Nor shall any other distribution be declared or made upon shares of our common stock or preferred stock that we may issue ranking junior to, or on a parity with, the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up. Also, any shares of our common stock or preferred stock that we may issue ranking junior to or on a parity with the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any such shares) by us (except by conversion into or exchange for our other capital stock that we may issue ranking junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up).
When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any other series of preferred stock that we may issue ranking on a parity as to the payment of dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other series of preferred stock that we may issue ranking on a parity as to the payment of dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other series of preferred stock that we may issue shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other series of preferred stock that we may issue (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.
Liquidation Preference
In the event of our voluntary or involuntary liquidation, dissolution or winding up, the holders of shares of Series A Preferred Stock will be entitled to be paid out of the assets we have legally available for distribution to our stockholders, subject to the preferential rights of the holders of any class or series of our capital stock we may issue ranking senior to the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidation preference of  $25.00 per share, plus an amount equal to any accumulated and unpaid dividends to, but not including, the date of payment, before any distribution of assets is made to holders of our common stock or any other class or series of our capital stock we may issue that ranks junior to the Series A Preferred Stock as to liquidation rights.
In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, our available assets are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all shares of other classes or series of our capital stock that we may issue ranking on a parity with the Series A Preferred Stock in the distribution of assets, then the holders of the Series A Preferred Stock and all other such classes or series of capital stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.
We will use commercially reasonable efforts to provide written notice to holders of Series A Preferred Stock of any such liquidation, dissolution or winding up no fewer than 10 days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Stock will have no right or claim to any of our remaining assets. The consolidation or merger of us with or into any other corporation, trust or entity or of any other entity with or into us, or the sale, lease, transfer or conveyance of all or substantially all of our property or business, shall not be deemed a liquidation, dissolution or winding up of us (although such events may give rise to the special optional redemption to the extent described below).
Redemption
The Series A Preferred Stock is not redeemable by us prior to June 27, 2023, except as described below under “— Special Optional Redemption.”
Optional Redemption.   On and after June 27, 2023, we may, at our option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price equal to $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the date fixed for redemption.
Special Optional Redemption.   Upon the occurrence of a Change of Control, we may, at our option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series A Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of  $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the redemption date.

A “Change of Control” is deemed to occur when the following have occurred and are continuing:
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the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act (other than Mr. Rouhana, the chairman of our board of directors, our chief executive officer and our principal stockholder, any member of his immediate family, and any “person” or “group” under Section 13(d)(3) of the Exchange Act, that is controlled by Mr. Rouhana or any member of his immediate family, any beneficiary of the estate of Mr. Rouhana, or any trust, partnership, corporate or other entity controlled by any of the foregoing), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of our stock entitling that person to exercise more than 50% of the total voting power of all our stock entitled to vote generally in the election of our directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

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following the closing of any transaction referred to above, neither we nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the NYSE, the NYSE American, or Nasdaq, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE American, or Nasdaq.

Redemption Procedures.   In the event we elect to redeem Series A Preferred Stock, the notice of redemption will be mailed to each holder of record of Series A Preferred Stock called for redemption at such holder’s address as it appears on our stock transfer records, not less than 30 nor more than 60 days prior to the redemption date, and will state the following:
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the redemption date;

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the number of shares of Series A Preferred Stock to be redeemed;

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the redemption price;

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the place or places where certificates (if any) for the Series A Preferred Stock are to be surrendered for payment of the redemption price;

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that dividends on the shares to be redeemed will cease to accumulate on the redemption date;

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whether such redemption is being made pursuant to the provisions described above under “— Optional Redemption” or “— Special Optional Redemption”; and

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if applicable, that such redemption is being made in connection with a Change of Control and, in that case, a brief description of the transaction or transactions constituting such Change of Control.

If less than all of the Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.
Holders of Series A Preferred Stock to be redeemed shall surrender the Series A Preferred Stock at the place designated in the notice of redemption and shall be entitled to the redemption price and any accumulated and unpaid dividends payable upon the redemption following the surrender. If notice of redemption of any shares of Series A Preferred Stock has been given and if we have irrevocably set aside the funds necessary for redemption in trust for the benefit of the holders of the shares of Series A Preferred Stock so called for redemption, then from and after the redemption date (unless default shall be made by us in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends will cease to accrue on those shares of Series A Preferred Stock, those shares of Series A Preferred Stock shall no longer be deemed outstanding and all rights of the holders of those shares will terminate, except the right to receive the redemption price plus accumulated and unpaid dividends, if any, payable upon redemption. If any redemption date is not a business day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next business day and no interest, additional dividends or other sums will accrue on the amount payable for the period from and after that redemption date to that next business day. If less than all of the outstanding Series A Preferred Stock is to be redeemed, the Series A Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method we determine.
In connection with any redemption of Series A Preferred Stock, we shall pay, in cash, any accumulated and unpaid dividends to, but not including, the redemption date, unless a redemption date falls after a dividend record date and prior to the corresponding dividend payment date, in which case each holder of Series A Preferred Stock at the close of business on such dividend record date shall be entitled to the dividend payable on such shares on the corresponding dividend payment date notwithstanding the redemption of such shares before such dividend payment date. Except as provided above, we will make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of the Series A Preferred Stock to be redeemed.
No shares of Series A Preferred Stock shall be redeemed unless full cumulative dividends on all shares of Series A Preferred Stock have been or contemporaneously are declared and paid and all outstanding shares of Series A Preferred Stock are simultaneously redeemed. We shall not otherwise purchase or acquire directly or indirectly any shares of Series A Preferred Stock (except by exchanging it for our capital stock ranking junior to the Series A Preferred Stock as to the payment of dividends and distribution of assets upon liquidation, dissolution or winding up); provided, however, that the foregoing shall not prevent the purchase or acquisition by us of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.
Subject to applicable law, we may purchase shares of Series A Preferred Stock in the open market, by tender or by private agreement. Any shares of Series A Preferred Stock that we acquire may be retired and reclassified as authorized but unissued shares of preferred stock, without designation as to class or series, and may thereafter be reissued as any class or series of preferred stock.
Voting Rights
Holders of the Series A Preferred Stock do not have any voting rights, except as set forth below or as otherwise required by law.
On each matter on which holders of Series A Preferred Stock are entitled to vote, each share of Series A Preferred Stock will be entitled to one vote. In instances described below where holders of Series A Preferred Stock vote with holders of any other class or series of our preferred stock as a single class on any matter, the Series A Preferred Stock and the shares of each such other class or series will have one vote for each $25.00 of liquidation preference (excluding accumulated dividends) represented by their respective shares.
Whenever dividends on any shares of Series A Preferred Stock are in arrears for eighteen or more monthly dividend periods, whether or not consecutive, the number of directors constituting our board of directors will be automatically increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of our preferred stock we may issue upon which like voting rights have been conferred and are exercisable and with which the Series A Preferred Stock is entitled to vote as a class with respect to the election of those two directors) and the holders of Series A Preferred Stock (voting separately as a class with all other classes or series of preferred stock we may issue upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of those two directors) will be entitled to vote for the election of those two additional directors (the “preferred stock directors”) at a special meeting called by us at the request of the holders of record of at least 25% of the outstanding shares of Series A Preferred Stock or by the holders of any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of those two preferred stock directors (unless the request is received less than 90 days before the date fixed for the next annual or special meeting of stockholders, in which case, such vote will be held at the earlier of the next annual or special meeting of stockholders), and at each subsequent annual meeting until all dividends accumulated on the Series A Preferred Stock for all past dividend periods and the then current dividend period have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In that case, the right of holders of the Series A Preferred Stock to elect any directors will cease and, unless there are other classes or series of our preferred stock upon which like voting rights have been conferred and are exercisable, any preferred stock directors elected by holders of the Series A Preferred Stock shall immediately resign and the number of directors constituting the board of directors shall be reduced accordingly. In no event shall the holders of Series A Preferred Stock be entitled under these voting rights to elect a preferred stock director that would cause us to fail to satisfy a requirement relating to director independence of any national securities exchange or quotation system on which any class or series of our capital stock is listed or quoted. For the avoidance of doubt, in no event shall the total number of preferred stock directors elected by holders of the Series A Preferred Stock (voting separately as a class with all other classes or series of preferred stock we may issue upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of such directors) under these voting rights exceed two. Any person nominated to serve as a director of our company under the foregoing terms shall be reasonably acceptable to our company.
If a special meeting is not called by us within 30 days after request from the holders of Series A Preferred Stock as described above, then the holders of record of at least 25% of the outstanding Series A Preferred Stock may designate a holder to call the meeting at our expense.
If, at any time when the voting rights conferred upon the Series A Preferred Stock are exercisable, any vacancy in the office of a preferred stock director shall occur, then such vacancy may be filled only by a written consent of the remaining preferred stock director, or if none remains in office, by vote of the holders of record of the outstanding Series A Preferred Stock and any other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of the preferred stock directors. Any preferred stock director elected or appointed may be removed only by the affirmative vote of holders of the outstanding Series A Preferred Stock and any other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable and which classes or series of preferred stock are entitled to vote as a class with the Series A Preferred Stock in the election of the preferred stock directors, such removal to be effected by the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding Series A Preferred Stock and any such other classes or series of preferred stock, and may not be removed by the holders of the common stock.
So long as any shares of Series A Preferred Stock remain outstanding, we will not, without the affirmative vote or consent of the holders of at least 66.67% of the votes entitled to be cast by the holders of the Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting together as a class with all other series of parity preferred stock that we may issue upon which like voting rights have been conferred and are exercisable), (a) authorize or create, or increase the authorized or issued amount of, any class or series of capital stock ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any of our authorized capital stock into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares; or (b) unless redeeming all Series A Preferred Stock in connection with such action, amend, alter, repeal or replace our Certificate of Incorporation, including by way of a merger, consolidation or otherwise in which we may or may not be the surviving entity, so as to materially and adversely affect and deprive holders of Series A Preferred Stock of any right, preference, privilege or voting power of the Series A Preferred Stock (each, an “Event”). An increase in the amount of the authorized preferred stock, including the Series A Preferred Stock, or the creation or issuance of any additional Series A Preferred Stock or other series of preferred stock that we may issue, or any increase in the amount of authorized shares of such series, in each case ranking on a parity with or junior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed an Event and will not require us to obtain 66.67% of the votes entitled to be cast by the holders of the Series A Preferred Stock and all such other similarly affected series, outstanding at the time (voting together as a class).

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be affected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to affect such redemption.
Except as expressly stated in the certificate of designations or as may be required by applicable law, the Series A Preferred Stock do not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof shall not be required for the taking of any corporate action.
Information Rights
During any period in which we are not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, we will use our best efforts to (i) make available on our corporate investor webpage, copies of the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon request, supply copies of such reports to any holders of Series A Preferred Stock. We will use our best effort to provide the information to the holders of the Series A Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC, if we were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which we would be required to file such periodic reports if we were a “non-accelerated filer” within the meaning of the Exchange Act.
No Conversion Rights
The Series A Preferred Stock is not convertible into our common stock or any other security.
No Preemptive Rights
No holders of the Series A Preferred Stock will, as holders of Series A Preferred Stock, have any preemptive rights to purchase or subscribe for our common stock or any other security.
Credit Rating of Our Series A Preferred Stock
Our Series A Preferred Stock has been rated BBB(-) by Egan-Jones Rating Co., a Nationally Recognized Statistical Rating Organization (“NRSRO”). The Series A Preferred Stock has not been rated by any other NRSRO or other agency. A securities rating reflects only the view of a rating agency and is not a recommendation to buy, sell, or hold the Series A Preferred Stock. Any rating may be subject to revision upward or downward or withdrawal at any time by a rating agency if such rating agency decides that circumstances warrant that change. Each rating should be evaluated independently of any other rating. No report of any rating agency is being incorporated herein by reference.
The credit ratings assigned by Egan-Jones are based, in varying degrees, on the following considerations:
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Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•
Nature of and provisions of the obligation; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Credit ratings assigned by Egan-Jones are expressed in terms of default risk. The rating scale utilized by Egan-Jones is as follows:
•
AAA — An obligation rated “AAA” has the highest rating assigned by Egan-Jones. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•
AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

•
A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

•
BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•
BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

•
D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Egan-Jones believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

•
Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Certain Provisions in our Certificate of Incorporation
Special Meeting of Stockholders
Our Bylaws provide that special meetings of our stockholders may be called only by a majority vote of our board of directors, or by our chairman and chief executive officer or by our secretary at the request in writing of stockholders owning a majority of the voting power of our issued and outstanding capital stock.
Advance Notice Requirements for Stockholder Proposals and Director Nominations
Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be delivered to our principal executive offices not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the scheduled date of the annual meeting of stockholders. In the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting of stockholders is given, a stockholder’s notice shall be timely if delivered to our principal executive offices not later than the 10th day following the day on which public announcement of the date of our annual meeting of stockholders is first made or sent by us. Our bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.
Removal and Appointment of Directors
Our entire board of directors or any individual director may be removed from office with or without cause by a majority vote of the holders of the voting power of outstanding voting power of the shares then entitled to vote at an election of directors. In such case, new directors may be elected by the stockholders then holding a majority of our voting power.
Class B Approval Required for Charter Amendments
Any amendment to our Certificate of Incorporation requires the approval of the majority of the outstanding Class B common stock. This approval requirement is separate and in addition to any general stockholder approval that would be required under our Certificate of Incorporation and law.

Exclusive Forum Selection
Article Twelve of our Certificate of Incorporation provides that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of our company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of our company to our company or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or our charter documents, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. While this provision is intended to include all actions, excluding any arising under the Securities Act of 1933, the Exchange Act of 1934 and any other claim for which the federal courts have exclusive jurisdiction, there is uncertainty as to whether a court would enforce this provision.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of the Company’s Class A common stock and Class B common stock as of September 16, 2019 by:
•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

•
each of the Company’s officers and directors; and

•
all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 4,259,920 shares of Class A common stock outstanding and 7,813,938 shares of Class B common stock outstanding as of September 16, 2019. Except as otherwise indicated, the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.
	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Class A	%	Class B	%	Percent of Total Voting Power(2)
Current Directors and Officers:
William J. Rouhana, Jr.(3)	157,500(4)	3.57	7,813,938(5)	99.96	95.02
Scott W. Seaton	119,660(6)	2.73	—	0	*
Christopher Mitchell	20,916(7)	*	—	0	*
Elana B. Sofko	58,333(8)	*	—	0	*
Amy L. Newmark(3)	161,464(9)	3.03	—	0	*
Fred M. Cohen	11,509	*	—	0	*
Cosmo De Nicola	251,790(10)	5.84	—	0	*
Martin Pompadur	—	0	—	0	*
Christina Weiss Lurie	13,592	*	—	0	*
Diana Wilkin	18,592	*	—	0	*
All current directors and executive officers as a group (ten persons)	800,575(11)	18.39	7,813,938	99.96	95.80
Five Percent Holders:
Chicken Soup for the Soul Productions, LLC	—	0	7,654,506	97.96	92.90
Trema, LLC	157,500(4)	3.57	159,432	2.04	2.13
Royce & Associates, LP(12)	214,500	5.04	—	0	*
Greenhaven Road Investment Management, L.P.(13)	743,351	17.48	—	0	*
Sony Corporation(14)	2,380,000	30.46	—	0	2.89

*
Less than one percent.

(1)
Unless otherwise indicated, the business address of each of the individuals is Chicken Soup for the Soul Entertainment Inc., P.O. Box 700, Cos Cob, Connecticut 06807.

(2)
Percentage of total voting power represents voting power with respect to all shares of Class A and Class B common stock, as a single class. The holders of Class B common stock are entitled to ten votes per share, and holders of Class A common stock are entitled to one vote per share.

(3)
Mr. Rouhana and Ms. Newmark are married. Each spouse disclaims beneficial ownership of the shares owned by the other spouse.

(4)
Represents shares issuable upon exercise of Class W warrants held by Trema, LLC, an affiliate of Mr. Rouhana.

(5)
Represents (i) 159,432 shares of Class B common stock beneficially owned by an affiliate of Mr. Rouhana and (ii) all of the shares of Class B common stock owned by CSS Productions. The ultimate parent of CSS Productions is CSS Holdings, which in turn is ultimately controlled by Mr. Rouhana.

(6)
Includes 100,000 shares of Class A common stock purchasable under options that have vested. All of these options were granted under the Company’s 2017 Long-Term Incentive Plan, vest in equal quarterly installments beginning on September 30, 2018 and are exercisable at $6.50 per share. Also includes (i) 10,625 shares issuable upon the exercise of Class W warrants at an exercise price of $7.50 per share and (ii) 2,085 shares of Class A common stock issuable upon the exercise of Class Z warrants at an exercise price of  $12.00.

(7)
Represents (i) 8,333 shares of Class A common stock purchasable under options that have vested and an additional 8,333 shares purchasable under options that will vest within 60 days of the date hereof, but does not include 83,334 shares purchasable under options that do not vest within 60 days of the date hereof, such options granted under the Company’s 2017 Long-Term Incentive Plan, vest in twelve equal quarterly installments beginning on March 31, 2019 and are exercisable at $8.08 per share and (ii) 4,250 shares of Class A common stock issuable upon the exercise of Class W Warrants at an exercise price of  $7.50 per share.

(8)
Represents: (i) 50,000 shares of Class A common stock purchasable under options that have vested but does not include an additional 125,000 shares of Class A common stock purchasable under options that do not vest within 60 days of the date hereof, such options granted under the Company’s 2017 Long-Term Incentive Plan and vest in quarterly installments beginning on March 31, 2017 and are exercisable at $7.50 per share; and (ii) 8,333 shares of Class A common stock purchasable under options that have vested and an additional 8,333 shares of Class A common stock purchasable under options that will vest within 60 days of the date hereof, but does not include 91,667 shares of Class A common stock purchasable under options that do not vest within 60 days of the date hereof, such options granted under the Company’s Incentive Plan, vest in twelve equal quarterly installments beginning on March 31, 2019 and are exercisable at $8.08 per share.

(9)
Includes 100,000 shares of Class A common stock purchasable under options that have vested. All of these options were granted under the Company’s 2017 Long-Term Incentive Plan, vest in equal quarterly installments beginning on September 30, 2018 and are exercisable at $6.50 per share. Also includes 33,150 shares underlying Class W warrants at an exercise price of  $7.50 per share and 6,543 shares underlying Class Z warrants at an exercise price of  $12.00 per share.

(10)
Includes 53,200 shares of Class A common stock issuable upon the exercise of Class W warrants at an exercise price of  $7.50 per share.

(11)
Represents all of the shares beneficially owned by the individuals listed above and as set forth in footnotes (4) through (10) above.

(12)
The business address of Royce & Associates, LP is 745 Fifth Avenue, New York, NY 10151. Information derived from a Schedule 13G filed on February 6, 2019.

(13)
The business address of Greenhaven Road Investment Management, LP is c/o Royce & Associates, LP, 8 Sound Shore Drive, Suite 190, Greenwich, CT 06830. Information derived from a Schedule 13G/A filed on February 14, 2019. Represents (i) 371,114 shares of Class A common stock directly owned by Greenhaven Road Capital Fund 1, L.P. (“Fund 1”), a private investment vehicle, and (ii) 372,237 shares of Class A common stock directly owned by Greenhaven Road Capital Fund 2, L.P. (“Fund 2”), a private investment vehicle. Greenhaven Road Investment Management, LP (the “Investment Manager”) is the investment manager of Fund 1 and Fund 2. MVM Funds, LLC (the “General Partner”) is the general partner of Fund 1, Fund 2, and the Investment Manager. Scott Miller is the controlling person of the General Partner. Each Reporting Person disclaims beneficial ownership of all securities reported herein, except to the extent of their pecuniary interest therein.

(14)
The business address of Sony Corporation is 7-1, Konan 1-Chome, Minato-ku, Tokyo 108-0075 Japan. Information derived from a Schedule 13D filed on May 23, 2019. Includes shares of Class A common stock issuable upon the exercise of warrants to purchase (i) 800,000 shares of Class A Common Stock at an exercise price of  $8.13 per share (the “Class I Warrants”); (ii) 1,200,000 shares of Issuer Class A Common Stock at an exercise price of  $9.67 per share (the “Class II Warrants”); and (iii) 380,000 shares of Class A Common Stock at an exercise price of  $11.61 per share (the “Class III-A Warrants” and, collectively with the Class I Warrants, the Class II Warrants and the Class III-A Warrants, the “Exercisable Warrants”). Excludes 1,620,000 shares of Class A Common Stock underlying warrants with an exercise price of  $11.61 (“Class III-B Warrants”), which are not currently exercisable.

NOTE ON FORWARD-LOOKING STATEMENTS
The statements contained in this Information Statement that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Information Statement may include, for example, statements about our:
•
limited operating history;

•
financial performance, including our ability to generate revenue;

•
inability to pay dividends if we fall out of compliance with our loan covenants in the future and then are prohibited by our bank lender from paying dividends;

•
ability of our content offerings to achieve market acceptance;

•
success in retaining or recruiting, or changes required in, our officers, key employees or directors;

•
potential ability to obtain additional financing when and if needed;

•
ability to protect our intellectual property;

•
ability to complete strategic acquisitions;

•
ability to manage growth and integrate acquired operations;

•
potential liquidity and trading of our securities;

•
regulatory or operational risks;

•
downward revisions to, or withdrawals of, our credit ratings by third-party rating agencies;

•
our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; and

•
the time during which we will be an Emerging Growth Company (“EGC”) under the Jumpstart Our Business Startups Act of 2012, or JOBS Act.

The forward-looking statements contained in this Information Statement are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those risk factors described in the section titled “Risk Factors” in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that we file with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public over the internet at the SEC’s web site at http://www.sec.gov.
HOUSEHOLDING
To reduce the expense of delivering duplicate materials to our stockholders, we are relying on the SEC rules that permit us to deliver only one Information Statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the Information Statement, promptly and free of charge, or if you wish to receive separate copies of future stockholder materials, please mail your request to Chicken Soup for the Soul Entertainment Inc. 132 E. Putnam Ave., Floor 2W, Cos Cob, Connecticut 06807 or call us at (855) 398-0443.

ANNEX A
Contribution Agreement
EXECUTION COPY

CONTRIBUTION AGREEMENT
by and among
CRACKLE, INC.,
CPE HOLDINGS, INC.,
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.,
and
CRACKLE PLUS, LLC
Dated as of March 27, 2019

A-i

A-ii

A-iii

Annexes:
Annex A:
Definitions

Annex B:
Form of JV Operating Agreement

Annex C:
Crackle Contributed Assets

Annex D:
CSSE Contributed Assets

Annex E:
CSSE Trademarks

Annex F:
Form of CSSE Trademark License Agreement

Annex G:
Form of AR/AP Assignment and Assumption Agreement

Annex H:
CSSE Contributed Assets Procedures

Annex I:
Form of CSSE Class I Warrants

Annex J
Form of CSSE Class II Warrants

Annex K-1:
Form of CSSE Class III-A Warrants

Annex K-2:
Form of CSSE Class III-B Warrants

Annex L:
Form of Registration Rights Agreement

Annex M:
Form of CPE and Crackle Assignment and Assumption Agreement

Annex N-1:
[Reserved]

Annex N-2:
Form of Originals Content License Agreement

Annex N-3:
Form of Sony Trademark License Agreement

Annex N-4:
NMS Services Agreement Term Sheet

Annex N-5:
Form of Restrictive Covenant Agreement

Annex N-6:
Form of Tech Platform License Agreement

Annex O:
Form of CSSE Assignment and Assumption Agreement

Annex P:
Form of CSSE Management Services Agreement

Annex Q-1:
Required Crackle Third Party Consents

Annex Q-2:
Required CSSE Third Party Consents

Schedules:
CPE Disclosure Schedule
CSSE Disclosure Schedule
Schedule 1.1(b)(vii) – Additional Crackle Excluded Assets
Schedule 1.2(a)(iv) – Additional Crackle Liabilities
Schedule 1.5(o) – Distribution and Platform Agreements
Schedule 5.11(a) – Existing Crackle Employees
A-iv

CONTRIBUTION AGREEMENT
This CONTRIBUTION AGREEMENT (this “Agreement”), dated as of March 27, 2019, is entered into by and among Chicken Soup for the Soul Entertainment, Inc. (“CSSE”), a Delaware corporation, Crackle, Inc., a Delaware corporation (“Crackle”), CPE Holdings, Inc., a Delaware corporation (“CPE”) and Crackle Plus, LLC, a Delaware limited liability company (the “JV Entity”). Annex A hereto contains definitions of certain initially capitalized terms used in this Agreement.
WITNESSETH:
WHEREAS, Crackle is engaged in the business of developing, marketing, licensing, aggregating and distributing content through AVOD online networks under the Crackle brand in the United States (the “Crackle VOD Business”);
WHEREAS, CSSE is engaged in the business of developing, marketing, licensing, aggregating and distributing content through SVOD and AVOD online networks under the Chicken Soup for the Soul brand and other proprietary and licensed brands through its Pivotshare, Truli and Popcornflix platforms (the “CSSE VOD Business”);
WHEREAS, Crackle and CSSE desire to engage in a joint venture through the JV Entity;
WHEREAS, in furtherance of the joint venture, Crackle desires to contribute the Crackle VOD Business to the JV Entity (the “Crackle Contribution”), other than the Crackle Excluded Assets, and CSSE desires to contribute the CSSE VOD Business to the JV Entity (the “CSSE Contribution” and with the Crackle Contribution, the “Contribution”), other than the CSSE Excluded Assets, and it is intended that the Contributions be undertaken pursuant to transactions governed in part by Section 721 of the Code;
WHEREAS, at the Closing, Crackle and CSSE shall enter into an amended and restated operating agreement of the JV Entity, substantially in the form of Annex B hereto (the “JV Operating Agreement”); and
WHEREAS, Crackle is a wholly owned direct Subsidiary of CPE, and CPE shall indirectly through its ownership of Crackle receive substantial benefit from the consummation of the Contribution.
NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE 1
CONTRIBUTIONS
Section 1.1   Contribution of Assets; Excluded Assets.
(a)   On the terms and subject to the conditions of this Agreement, at Closing, Crackle will contribute, assign, transfer, convey and deliver to the JV Entity, or cause each applicable Affiliate of Crackle to contribute, assign, transfer, convey and deliver to the JV Entity, and the JV Entity will accept from Crackle or such Affiliate, free and clear of all Liens (other than Permitted Liens), all of Crackle’s or such Affiliate’s right, title and interest in and to the business, properties, assets and rights of any kind, whether tangible or intangible, real or personal, owned, held or used by Crackle or such Affiliate in connection with the Crackle VOD Business at Closing set forth on Annex C hereto (the “Crackle Contributed Assets”).
(b)   Notwithstanding the foregoing, in no event shall Crackle contribute to the JV Entity the following assets (the “Crackle Excluded Assets”):
(i)   cash;
(ii)   its Originals Business;
(iii)   its Australian Business;
(iv)   its Latin American Business;

(v)   except as explicitly contemplated by Section 1.2(c), below, any accounts receivable;
(vi)   any of the issued and outstanding equity in and to the Crackle Subsidiaries;
(vii)   the assets set forth on Schedule 1.1(b)(vii);
(viii)   all rights under the contracts with professionals who provided services to CPE, Crackle, or any Affiliate thereof, in connection with the transactions contemplated hereby;
(ix)   all attorney work product and privileged communications;
(x)   all assets used in connection with Crackle’s corporate functions (including the corporate charter, taxpayer and other identification numbers, seals, minute books and stock transfer books, Tax Returns and other internal corporate records);
(xi)   all books and records and emails which reflect or relate to Crackle Excluded Assets or Crackle Excluded Liabilities; and
(xii)   all rights under this Agreement or any Transaction Documents.
(c)   Notwithstanding anything to the contrary contained herein, Crackle shall have the right to retain a copy of its platform code, which may be used, exploited and/or modified by Crackle and its Affiliates (including New Media Solutions Inc. (“NMS”), which is in the business of providing technology services to third parties) after the Closing in its sole discretion and without notice to or consent from CSSE or the JV Entity. The parties further acknowledge and agree that Crackle and its Affiliates shall have the right to retain, and have the right to use for whatever purpose, copies of any and all Crackle consumer data that is or was collected by Crackle, CPE and/or their respective Affiliates prior to the Closing.
(d)   On the terms and subject to the conditions of this Agreement, at Closing, or following Closing in accordance with the procedures set forth on Annex H hereto, as applicable, CSSE will contribute, assign, transfer, convey and deliver to the JV Entity, or cause each applicable Affiliate of CSSE to contribute, assign, transfer, convey and deliver to the JV Entity, and the JV Entity will accept from CSSE or such Affiliate, free and clear of all Liens (other than Permitted Liens), all of CSSE’s or such Affiliate’s right, title and interest in and to the business, properties, assets and rights of any kind, whether tangible or intangible, real or personal, owned, held or used by CSSE or such Affiliate in connection with the CSSE VOD Business at Closing set forth on Annex D hereto (the “CSSE Contributed Assets”).
(e)   Notwithstanding the foregoing, in no event shall CSSE contribute to the JV Entity (the “CSSE Excluded Assets”):
(i)   cash;
(ii)   its accounts receivables;
(iii)   any of the issued and outstanding equity in and to Pivotshare and Screen Media Ventures or other Subsidiaries of CSSE;
(iv)   all rights under the contracts with professionals who provided services to CSSE in connection with the transactions contemplated hereby;
(v)   all attorney work product and privileged communications;
(vi)   all books and records and emails which reflect or relate to CSSE Excluded Assets or CSSE Excluded Liabilities;
(vii)   all assets used in connection with CSSE’s corporate functions (including the corporate charter, taxpayer and other identification numbers, seals, minute book and stock transfer books, Tax Returns and other internal corporate records) and public company reporting obligations; and
(viii)    all rights under this Agreement or any Transaction Documents.

Section 1.2   Assumption of Liabilities.
(a)   No liabilities of Crackle shall be assumed by the JV Entity except for the following (the “Crackle Assumed Liabilities”): (i) those liabilities arising in or specifically relating to periods, events or occurrences happening with respect to the Crackle Contributed Assets on or after the Closing Date; (ii) the accounts payable selected by CSSE in accordance with Section 1.2(c) below; (iii) those liabilities specifically provided for in Section 5.11, and (iv) any liabilities set forth on Schedule 1.2(a)(iv). Crackle will retain and pay, discharge, perform or otherwise satisfy, when due, all Crackle Excluded Liabilities.
(b)   No liabilities related to the CSSE VOD Business shall be assumed by the JV Entity except for those arising in or specifically relating to periods, events or occurrences happening with respect to the CSSE Contributed Assets on or after the Closing Date (or if such assets is contributed after the Closing Date in accordance with Annex H, on and after the date such asset is contributed to the JV Entity) (the “CSSE Assumed Liabilities”). CSSE will retain and pay, discharge, perform or otherwise satisfy, when due, all CSSE Excluded Liabilities.
(c)   Within three (3) Business Days after the Closing, Crackle shall deliver to CSSE and the JV Entity (i) a schedule of all accounts payable and accrued expenses owed by Crackle to CPE, its Affiliates, or its employees as of the Closing Date, (ii) a schedule of all accounts receivable related to the Crackle VOD Business as of the Closing Date, and (iii) a schedule of all programming inventory associated with assigned content licenses included within the Crackle Contributed Assets together with the aggregate dollar amount reflecting the unamortized value of such content rights as of the Closing Date that are either prepaid or to be paid by Crackle or its Affiliates. CSSE shall have three (3) Business Days following delivery of such schedules to select by written notice to Crackle those accounts receivable (by name and amount), if any, and those accounts payable and accrued expenses (by name and amount), if any, to be assumed by the JV Entity; provided that the aggregate amount of the selected accounts receivable shall be equal to the aggregate amount of selected accounts payable and accrued expenses. Concurrently with the delivery of notice of its selections, CSSE shall cause the JV Entity to deliver a duly executed assignment and assumption agreement substantially in the form of Annex G hereto with respect to such selected accounts. The JV Entity will thereafter pay or otherwise satisfy, when and as due, and in any event no later than thirty (30) days of any applicable due date, all accounts payable and accrued expenses selected and assumed pursuant to this Section 1.2(c). The JV Entity shall have ninety (90) days following delivery of the schedules to pay to Crackle in cash by wire transfer of readily available funds an amount equal to the aggregate dollar amount set forth in the programming inventory schedule delivered by Crackle. CSSE hereby agrees to pay, for an on behalf of the JV Entity, all selected accounts payable and accrued expenses and all or any portion of the programming inventory dollar amount, in each case, that are not properly and timely paid by the JV Entity in accordance with this Section 1.2(c).
Section 1.3   Consideration.
(a)   In consideration of Crackle, and each applicable Affiliate of Crackle, contributing and transferring the Crackle Contributed Assets to the JV Entity, and for the other covenants and agreements contained herein, at Closing: (i) the JV Entity shall issue to Crackle 37,000 Preferred Units and 1,000 Common Units (the “Crackle JV Interest”); (ii) CSSE shall issue to CPE warrants to purchase Eight Hundred Thousand (800,000) shares of the Class A common stock of CSSE, in the form of Annex I hereto (the “CSSE Class I Warrants”); (iii) CSSE shall issue to CPE warrants to purchase One Million Two Hundred Thousand (1,200,000) shares of the Class A common stock of CSSE, in the form of Annex J hereto (the “CSSE Class II Warrants”); (iv) CSSE shall issue to CPE warrants to purchase Three Hundred Eighty Thousand (380,000) shares of the Class A common stock of CSSE, in the form of Annex K-1 hereto (the “CSSE Class III-A Warrants”); and (v) CSSE shall issue to CPE warrants to purchase One Million Six Hundred Twenty Thousand (1,620,000) shares of the Class A common stock of CSSE, in the form of Annex K-2 hereto (the “CSSE Class III-B Warrants” and, collectively with the CSSE Class I Warrants, the CSSE Class II Warrants and the Class III-A Warrants, the “CSSE Warrants”). CPE shall have the registration and sale rights with respect to the shares of Class A common stock of CSSE underlying the CSSE Warrants and the CSSE Preferred Shares that are set forth in the Registration Rights Agreement, substantially in the form of Annex L hereto (the “Registration Rights Agreement”).

(b)   In consideration of the contribution and transfer of the CSSE Contributed Assets to the JV Entity, and for the other covenants and agreements contained herein, at Closing, the JV Entity shall issue to CSSE 99,000 Common Units (the “CSSE JV Interest”).
Section 1.4   Closing.   The closing of the Contribution (the “Closing”) shall take place via the remote exchange of executed documents and other deliverables by PDF on the first Business Day following the date on which the last of the conditions set forth in ARTICLE 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) to be satisfied or waived is so satisfied or waived, or by such other means and/or at such other place, time and date as the parties hereto may agree (the actual date of the Closing, the “Closing Date”). The Closing shall be deemed to be effective at 11:59 p.m. Pacific Time on the Closing Date (the “Effective Time”), except as may otherwise be expressly provided herein.
Section 1.5   Deliveries by Crackle and CPE.   At the Closing, Crackle and CPE shall deliver, or cause each applicable Affiliate of CPE and Crackle to deliver, to CSSE and the JV Entity the following:
(a)   an Assignment and Assumption Agreement in the form of Annex M hereto, duly executed by Crackle and each other Affiliate of Crackle that owns Crackle Contributed Assets set forth on Annex C hereof;
(b)   a copy of the JV Operating Agreement, duly executed by Crackle as a member of the JV Entity;
(c)   a duly executed certificate pursuant to Treasury Regulations Section 1.1445-2(b) certifying that Crackle is not a foreign person within the meaning of Section 1445 of the Code;
(d)   a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of CPE certifying (i) that attached thereto are true and complete copies of all resolutions adopted by the board of directors of each of CPE and Crackle authorizing the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, (ii) that all such resolutions are in full force and effect, and (iii) the names and signatures of the officers of CPE and Crackle authorized to sign this Agreement and the Transaction Documents to which CPE or Crackle is a party;
(e)   a good standing certificate of Crackle as of a recent date from each of the Secretaries of State of the States of Delaware and California;
(f)   a good standing certificate of CPE as of a recent date from each of the Secretaries of State of the States of Delaware and California;
(g)   a duly executed counterpart to the Registration Rights Agreement;
(h)   a duly executed counterpart to a Transition Services Agreement, which shall include, among other things, space for up to fifteen (15) people at the sales office currently occupied by Crackle in New York City (or other mutually agreed space), and otherwise in form and substance mutually reasonably satisfactory to the parties hereto (the “Transition Services Agreement”);
(i)   a duly executed counterpart to a license agreement to the JV Entity respecting Crackle’s Originals Business (the “Originals Content License Agreement”), on the terms set forth on Annex N-2 hereto;
(j)   a duly executed counterpart to a limited, nonexclusive, short-term, royalty free license agreement for the JV Entity to use the “Sony” trademark in connection with removing such trademark from the assets comprising the Crackle VOD Business (the “Sony Trademark License Agreement””), on the terms set forth on Annex N-3 hereto;
(k)   a duly executed counterpart to a services agreement with NMS (the “NMS Services Agreement”), in form and substance mutually reasonably satisfactory to the parties hereto and NMS, on the terms set forth on Annex N-4 hereto;
(l)   a duly executed counterpart to the Restrictive Covenant Agreement, in the form of Annex N-5 hereto (the “Restrictive Covenant Agreement”);

(m)   a duly executed counterpart to the Tech Platform License Agreement (the “Tech Platform License Agreement”), in the form of Annex N-6 hereto;
(n)   a duly executed counterpart to an office space license (the “Sony Lot License Agreement”) for the JV Entity to use space on the Sony Pictures Studios lot in Culver City, California where Crackle is currently located, or other mutually agreed space, for a period of nine (9) months following the Closing Date without cost to the JV Entity, on terms mutually reasonably satisfactory to the parties hereto;
(o)   correct and complete copies of each distribution and platform agreement listed on Schedule 1.5(o) hereto, each of which shall have been executed by all parties thereto, shall be in full force and effect, and shall have a termination date ending no earlier than the date set forth in such distribution and platform agreement on Schedule 1.5(o);
(p)   a counterpart to each other Transaction Document to which CPE, Crackle, or any Affiliate thereof is party, or by which any such Person is bound; and
(q)   such other documents as CSSE may reasonably request for the purpose of facilitating the consummation of any of the transactions contemplated hereby or by the Transaction Documents.
Section 1.6   Deliveries by CSSE.   At the Closing, CSSE and the JV Entity shall deliver, or cause each applicable Affiliate of CSSE to deliver, to CPE and Crackle, the following:
(a)   an Assignment and Assumption Agreement in the form of Annex O hereto, duly executed by CSSE, and each other Affiliate of CSSE that owns CSSE Contributed Assets that are contributed on the Closing Date (which shall include, at a minimum, the employment agreements set forth on Annex D and any other CSSE Contributed Assets that the parties mutually agree are Annex H Assets as of the Closing Date);
(b)   a copy of the JV Operating Agreement, duly executed by the JV Entity and by CSSE as a member of the JV Entity;
(c)   a duly executed certificate pursuant to Treasury Regulations Section 1.1445-2(b) certifying that CSSE is not a foreign person within the meaning of Section 1445 of the Code;
(d)   a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of CSSE certifying (i) that attached thereto are true and complete copies of all resolutions adopted by the board of directors of CSSE authorizing the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, (ii) that all such resolutions are in full force and effect, and (iii) the names and signatures of the officers of CSSE authorized to sign this Agreement and the Transaction Documents to which CSSE is a party;
(e)   a good standing certificate (or its equivalent) of CSSE as of a recent date from each of the Secretaries of State of the States of Delaware and Connecticut;
(f)   duly executed original CSSE Warrants;
(g)   a duly executed perpetual, royalty-free, nonexclusive license to the JV Entity to use the trademarks and names set forth on Annex E hereto under the terms of a license agreement in the form of Annex F hereto (the “CSSE Trademark License Agreement”);
(h)   a duly executed counterpart to the Registration Rights Agreement;
(i)   a duly executed counterpart to the Transition Services Agreement;
(j)   a duly executed counterpart to the Originals Content License Agreement;
(k)   a duly executed counterpart to the Sony Trademark License Agreement;
(l)   a duly executed counterpart to the NMS Services Agreement;
(m)   duly executed counterpart to the Restrictive Covenant Agreement;
(n)   a duly executed counterpart to the Tech Platform License Agreement;

(o)   a duly executed counterpart to the Sony Lot License Agreement;
(p)   a duly executed copy of the CSSE Management Services Agreement in the form of Annex P hereto;
(q)   an irrevocable proxy of Chicken Soup for the Soul Holdings, LLC (“CSS”), in form reasonably satisfactory to CPE, by which CSS agrees to vote all of the shares of Class A common stock and Class B common stock owned by it or its Affiliates in favor of the Nasdaq Mandated Stockholder Approval set forth in Section 5.3(j) below and not to sell or otherwise transfer shares represented by such proxy prior to such vote that would decrease the number of shares held by CSS below that minimum amount set forth in the last sentence of Section 5.3(j) below (the “Irrevocable CSS Proxy”);
(r)   copies of all instruments, certificates, documents and other filings (if applicable) necessary to release the CSSE Contributed Assets from all Liens (other than Permitted Liens);
(s)   a counterpart to each other Transaction Document to which CSSE or any Affiliate thereof is party, or by which any such Person is bound; and
(t)   such other documents as CPE and Crackle may reasonably request for the purpose of facilitating the consummation of any of the transactions contemplated hereby or by the Transaction Documents.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES WITH RESPECT TO CPE
As an inducement to CSSE to enter into this Agreement and to consummate the transactions contemplated hereby, CPE represents and warrants to CSSE and the JV Entity as set forth in this ARTICLE 2 at and as of the date hereof as follows (except as set forth in the corresponding section of the CPE Disclosure Schedule or in any other section of the CPE Disclosure Schedule if the application of the disclosure to the first section is reasonably apparent):
Section 2.1   Authority and Enforceability.   CPE has all requisite power and authority, and has taken all action necessary, to execute, deliver and perform this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by CPE and (assuming the due authorization, execution and delivery by Crackle, CSSE and the JV Entity) this Agreement constitutes the legal, valid and binding obligations of CPE, and is Enforceable against CPE.
Section 2.2   Conflicts.   The execution and delivery by CPE of this Agreement and the performance by it of its obligations hereunder, do not and will not:
(a)   (i) assuming all consents, approvals, waivers and notices are timely made and received, as applicable, conflict with or violate any provision of Law applicable to CPE or its assets, or (ii) conflict with or violate any Order to which CPE is subject, require a registration, filing, application, notice, consent, approval, order, qualification, or waiver with, to or from any Governmental Authority or any other Person on the part of CPE;
(b)   (i) require a consent, approval or waiver from, or notice to, any party to any Contract to which CPE is a party, or (ii) result in a breach of, constitute a default under, or result in the acceleration of material obligations, loss of material benefit or increase in any material liabilities or fees under, or create in any party the right to terminate, cancel or modify, any Contract to which CPE is a party; or
(c)   result in the creation of any Liens (other than Permitted Liens) on any of the Contributed Crackle Assets.

Section 2.3   Litigation.   There is no Legal Proceeding presently pending or, to the actual knowledge of CPE, threatened against CPE that would reasonably be expected to prevent, hinder or delay the consummation of the transactions contemplated hereby. CPE is not subject to any outstanding Order that would reasonably be expected to prevent, hinder or delay the consummation of the transactions contemplated hereby, nor is CPE a party or, to the actual knowledge of CPE, threatened to be made a party, to any such Order.
Section 2.4   Brokers’ Fees.   CPE has not become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement other than Moelis & Company LLC.
Section 2.5   Investment Representations.
(a)   CPE is acquiring the CSSE Warrants solely for investment purposes and not with a view to, or for sale in connection with, any distribution thereof in violation of any applicable Law (including the Securities Act of 1933 (the “Securities Act”)), and CPE is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.
(b)   CPE acknowledges that the CSSE Warrants are not registered under the Securities Act or any other applicable securities or “blue-sky” Laws, and that the CSSE Warrants may not be transferred or sold except pursuant to the registration provisions of such Securities Act or pursuant to an applicable exemption therefrom and pursuant to any other applicable securities or “blue-sky” Laws.
(c)   There are no existing Contracts pursuant to which CPE will divest or otherwise dispose of the CSSE Warrants, except the Transaction Documents.
Section 2.6   Exclusivity of Representations.   The representations and warranties made by CPE in this ARTICLE 2 and in ARTICLE 3 are the exclusive representations and warranties made by CPE with respect to CPE and Crackle, respectively. Except for the representations and warranties contained in this ARTICLE 2 and ARTICLE 3, neither CPE nor any other Person has made or makes any other representation or warranty, either written or oral, on behalf of CPE, and CPE hereby disclaims any other express or implied representations or warranties with respect to any matter whatsoever.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES WITH RESPECT TO CRACKLE
As further inducement to CSSE to enter into this Agreement and to consummate the transactions contemplated hereby, CPE further represents and warrants to CSSE and the JV Entity at and as of the date hereof as follows (except as set forth in the corresponding section of the CPE Disclosure Schedule or in any other section of the CPE Disclosure Schedule if the application of the disclosure to the first section is reasonably apparent):
Section 3.1   Organization and Power.   Crackle is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Crackle has the organizational power and authority to own or lease the assets it purports to own or lease and to carry on its business in substantially the same manner as currently conducted. Crackle is qualified to conduct its business and is in good standing in every jurisdiction where it is required to be so qualified, except where the failure to be so qualified would not have a Crackle Material Adverse Effect.
Section 3.2   Authority and Enforceability.   Crackle has all requisite corporate power and authority, and has taken all action necessary, to execute, deliver and perform this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Crackle and (assuming the due authorization, execution and delivery by CSSE and the JV Entity) this Agreement constitutes the legal, valid and binding obligation of Crackle, and is enforceable against Crackle.
Section 3.3   Conflicts.   The execution and delivery by Crackle of this Agreement and the performance by it of its obligations hereunder, do not and will not:
(a)   violate any provision of the certificate of incorporation or bylaws of Crackle;

(b)   (i) violate any provision of Law relating to Crackle or (ii) conflict with or violate any Order to which Crackle is subject, require a registration, filing, application, notice, consent, approval, order, qualification, or waiver with, to or from any Governmental Authority on the part of Crackle, except in each case under this clause, any violation, breach, default or noncompliance that would not individually or in the aggregate be reasonably likely to have a Crackle Material Adverse Effect; or
(c)   subject to receipt of the Required Third-Party Consents, and except as set forth on Section 3.3(c) of the CPE Disclosure Schedule, materially conflict with, or result in the material breach of, or constitute a material default under, or result in the termination, cancellation, material modification or acceleration (whether after the filing of notice or the lapse of time or both) of any material right or obligation of Crackle under any Crackle Material Contract.
Section 3.4   Ownership of Crackle.
(a)   CPE is the sole owner of all of the outstanding capital stock of Crackle (the “Crackle Shares”). CPE is not a party to any option, warrant, right, Contract, call, put or other agreement or commitment providing for the disposition or acquisition of any such Crackle Shares, nor is CPE a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any such Crackle Shares.
(b)   There are no options to purchase from Crackle any shares of the capital stock of Crackle.
(c)   There are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments of any character under which Crackle is or may become obligated to issue or sell, or give any Person a right to subscribe for or acquire, or in any way dispose of, any shares of capital stock, or any securities or obligations exercisable or exchangeable for or convertible into any shares of capital stock of Crackle, and no securities or obligations evidencing such rights are authorized, issued or outstanding.
Section 3.5   Subsidiaries.   Crackle has no direct or indirect Subsidiaries other than the Crackle Subsidiaries. Crackle is not a participant in any joint venture, partnership, or similar arrangement. There are no contractual obligations of Crackle to provide funds to or make any investment in (whether in the form of a loan, capital contribution or otherwise), any other Person.
Section 3.6   [Reserved].
Section 3.7   No Undisclosed Liabilities; Funded Indebtedness.
(a)   To the Knowledge of CPE, Crackle does not have any existing material liabilities of any nature whatsoever to which the JV Entity would be obligated, other than (A) the Crackle Assumed Liabilities, (B) liabilities incurred in the ordinary course of business, (C) the matters disclosed in or arising out of matters set forth on the Disclosure Schedule, (D) executory liabilities under Contracts, (E) liabilities and obligations incurred in connection with this Agreement and the transactions contemplated hereby, and (F) non-material liabilities.
(b)   Crackle is not bound by or party to any bank financings, credit lines or other obligations for borrowed monies in the capacity of borrower or guarantor (“Funded Indebtedness”).
(c)   Neither CPE nor Crackle has any off-balance sheet obligations regarding any Existing Crackle Employee to which the JV Entity would be obligated.
Section 3.8   Recent Operations.   Since January 1, 2019, except as set forth on Section 3.8 of the CPE Disclosure Schedule, Crackle has not:
(a)   experienced a Crackle Material Adverse Effect;
(b)   entered into any amendment of its certificate of incorporation or bylaws;
(c)   made any investment in, or any loan, advance or capital contribution to, any other Person;
(d)   acquired by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person;

(e)   created, incurred, assumed, or agreed to create, incur, or assume or guarantee, any Funded Indebtedness other than money borrowed or advanced from any Affiliate of Crackle in the ordinary course of business or under existing lines of credit;
(f)   instituted any material increase in, entered into, terminated or adopted any material Benefit Plan, other than in the ordinary course of business or as required by any such existing plan, by any employment agreement or by Law;
(g)   made any material change in the compensation of employees, other than changes made in the ordinary course of business consistent with past practices or changes required by any existing plan, employment agreements or by any Law;
(h)   made or changed any material Tax election, changed any annual tax accounting period, adopted or changed any material method of Tax accounting, filed any amended Tax Return, entered into any closing agreement, settled any material Tax claim or assessment, surrendered any right to a material Tax refund, or consented to any extension or waiver of the limitations period applicable to any Tax claim or assessment;
(i)   settled any material Legal Proceedings; or
(j)   authorized, approved or agreed to do any of the foregoing.
Section 3.9   Taxes.   In each case, with respect to the Crackle Contributed Assets, the Crackle Assumed Liabilities, and the Crackle VOD Business:
(a)   Crackle has filed all income and other material Tax Returns required to be filed by it, has timely paid all material Taxes that have become due and payable by it (whether or not shown on such Tax Returns) with respect to the same except as contested in good faith by appropriate Legal Proceedings for which adequate reserves have been established in accordance with GAAP. To the Knowledge of CPE, no unresolved issue has been raised in writing by any Governmental Authority in the course of any audit with respect to Taxes for which Crackle would be held liable.
(b)   Crackle is not a party to or bound by any agreement the principal purpose of which is to allocate or share liability for Taxes between or among Crackle and other Persons.
(c)   There are no Liens for Taxes (except Permitted Liens) upon any of the assets of Crackle.
(d)   No written claim has ever been made by any Governmental Authority with respect to Crackle in a jurisdiction where Crackle does not file a Tax Return that Crackle is or may be subject to Taxes by that jurisdiction that would be covered by or the subject of such Tax Return.
(e)   Crackle (i) has not been a member of an Affiliated Group filing a combined, consolidated, or unitary Tax Return (other than an Affiliated Group of which Sony Americas Holding Inc. is the common parent) or (ii) does not have any liability for the Taxes of any Person (other than Sony Americas Holding Inc. and any members of the consolidated group for which Sony Americas Holding Inc. is the parent) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract (including Tax sharing or Tax indemnity agreement, but excluding commercial contracts entered into in the ordinary course of business that do not primarily relate to Taxes), or otherwise.
(f)   Crackle has withheld and paid all material Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.
(g)   Crackle is not, and has not been, a party to (or otherwise participated in) any “listed transaction” as defined in Treasury Regulations Section 1.6011-4(b)(2).
(h)   Notwithstanding any other provision in this Agreement, the representations and warranties contained in Section 3.15 and this Section 3.9 are the only representations and warranties given hereunder with respect to Tax matters, no other provisions of this Agreement shall be interpreted as containing any representation or warranty with respect thereto, and the representations and warranties in Section 3.15 and this Section 3.9 (excluding Section 3.9(e) and Section 3.9(f)) may only be relied upon for any Tax period (or portion thereof) ending on or before the Closing Date, and not for any Tax periods (or portions thereof) beginning after the Closing Date.
Section 3.10   Permits.   Crackle holds all material Permits that are necessary to entitle it to own or lease, operate and use its assets and to carry on and conduct its business in substantially the same manner as currently conducted. During the past two (2) years, no material violations are or have been recorded in respect of any such Permits. No proceeding is pending or, to the Knowledge of CPE, threatened to revoke or limit any such Permit. During the past two (2) years, Crackle has not received any written notice from any Governmental Authority regarding a violation of, conflict with, or failure to comply with, any term or requirement of any material Permit.
Section 3.11   Real Property.
(a)   Crackle does not own any real property.
(b)   Section 3.11(b) of the CPE Disclosure Schedule contains a list of  (i) all leases and subleases of real property (collectively, the “Leases”) pursuant to which Crackle is the lessee; and (ii) all Contracts (and all amendments, extensions and modifications thereto) held by Crackle or contractual obligations (and all amendments, extensions and modifications thereto) on the part of Crackle to acquire or dispose of any interest in real property.
(c)   Except for the Leases, there are no leases, subleases, licenses, occupancy agreements, options, rights, concessions or other agreements or arrangements, written or oral, granting to any Person the right to purchase, use or occupy any Premises.
Section 3.12   Crackle Intellectual Property; Crackle Original Programs.
(a)   Section 3.12(a) of the CPE Disclosure Schedule contains a complete and correct list of all (i) Registered Crackle Intellectual Property, including the jurisdictions in which such Registered Crackle Intellectual Property is registered, and (ii) all material unregistered trademarks owned and used by Crackle in the conduct of the Crackle VOD Business. The Registered Crackle Intellectual Property is duly registered in the name of Crackle, and not subject to any pending cancellation, interference, reissue, or reexamination proceeding. The Crackle Intellectual Property is exclusively owned by Crackle, free and clear of all Liens (except Permitted Liens and non-exclusive licenses granted by Crackle to any Person).
(b)   Except for (i) shrink-wrap licenses, other licenses for off-the-shelf software or Publicly Available Software and (ii) the Crackle Excluded Assets, Section 3.12(b) of the CPE Disclosure Schedule sets forth a complete list of all material licenses, sublicenses and other written agreements used in the conduct of the Crackle VOD Business under which Crackle is a licensee or otherwise is authorized to use any Intellectual Property other than the Crackle Intellectual Property (“Crackle Licensed Intellectual Property”), true and complete copies of which have been delivered or made available to CSSE.
(c)   Except (i) as set forth on Section 3.12(c) of the CPE Disclosure Schedule and (ii) for the Crackle Excluded Assets, to the Knowledge of CPE, the Crackle Intellectual Property and the Crackle Licensed Intellectual Property comprise all of the material Intellectual Property necessary for Crackle to conduct the Crackle VOD Business as presently being conducted in all material respects; provided, however, that nothing in this Section 3.12(c) shall constitute a representation or warranty with regard to noninfringement or misappropriation of any Intellectual Property right owned by any Person.
(d)   Except as set forth on Section 3.12(d) of the CPE Disclosure Schedule, during the past two (2) years, no written claim has been brought or made against Crackle: (i) alleging that any Crackle Intellectual Property infringes or misappropriates the Intellectual Property of another Person; (ii) challenging the ownership, right to use or validity of the Crackle Intellectual Property; or (iii) opposing or attempting to cancel Crackle’s rights in the Crackle Intellectual Property, except as would not reasonably be expected to result in a Crackle Material Adverse Effect. To the Knowledge of

CPE, no Person is infringing upon or otherwise violating the rights of Crackle in the Crackle Intellectual Property. To the Knowledge of CPE, Crackle does not materially infringe or misappropriate any Intellectual Property right owned by any Person.
(e)   All former and current employees of Crackle who have been materially involved in the development of Crackle Intellectual Property have executed intellectual property assignment/work for hire agreements or other written Contracts that assign to Crackle all rights to the results and proceeds of such employee’s services, and no such employee has retained any right, title or interest in or to such rights.
(f)   No representation and warranty is made herein as to shrink-wrap licenses, other licenses for off-the-shelf software or Publicly Available Software.
Section 3.13   Compliance with Laws; Data Privacy.   Crackle is and has been in material compliance with all applicable Laws. Crackle has not received any written or, to the Knowledge of CPE, verbal notice during the past two (2) years alleging it is not in material compliance with any Law. Crackle is and has been in material compliance with all contractual obligations and the privacy policies of Crackle concerning data privacy and security, except to the extent not reasonably likely to result in a Crackle Material Adverse Effect. None of the representations and warranties contained in this Section 3.13 shall be deemed to relate to any subject matters addressed by any other representation and warranty contained herein.
Section 3.14   Crackle Material Contracts.
(a)   Section 3.14(a) of the CPE Disclosure Schedule sets forth a list of the following Contracts (in each case, other than Benefit Plans or any Crackle Excluded Assets), as of the date hereof to which Crackle is a party (collectively, the “Crackle Material Contracts”):
(i)   all Contracts that involved expenditures by Crackle in excess of One Million Dollars ($1,000,000) in the twelve (12) calendar months ended February 28, 2019;
(ii)   all Contracts with any advertiser that generated gross revenue for Crackle in excess of Five Hundred Thousand Dollars ($500,000) in the twelve (12) calendar months ended February 2019;
(iii)   all Contracts that require Crackle to purchase its total requirements of any product or service from a third party;
(iv)   all Contracts providing for Crackle to be the exclusive provider of any product or service to any Person;
(v)   all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise);
(vi)   all material Contracts for Crackle Licensed Intellectual Property;
(vii)   all Contracts with any Governmental Authority;
(viii)   all Contracts that limit or purport to limit the ability of Crackle to compete in any line of business or with any Person or in any geographic area or during any period of time, that restricts the ability of Crackle to do business with any Person or hire or solicit any Person, or that restricts the right of Crackle to sell to or purchase from any Person;
(ix)   all Contracts for any joint venture, partnership or similar arrangement involving the sharing of profits or losses of or with any other Person;
(x)   Contracts for capital expenditures in excess of Five Hundred Thousand Dollars ($500,000) individually or in the aggregate, in each case under which there are material outstanding obligations;
(xi)   agreements which relate to Funded Indebtedness (excluding, for the avoidance of doubt, Contracts evidencing liabilities with respect to deposits and accounts, trade payables, letters of credit or capital leases made in the ordinary course of business);

(xii)   mortgages, pledges or security agreements or similar arrangements constituting a Lien upon the assets or properties of Crackle; and
(xiii)   all Leases;
provided, however, that in no event shall any Contract entered into in connection with the prospective sale of Crackle or its assets (such as a non-disclosure agreement or investment banking agreement) be deemed a Crackle Material Contract.
(b)   Except as set forth in Section 3.14(b) of the CPE Disclosure Schedule, all Crackle Material Contracts are in full force and effect against Crackle or an Affiliate of Crackle (as applicable) and, to the Knowledge of CPE, each other party thereto, in each case in accordance with the express terms thereof. There does not exist under any Crackle Material Contract any material violation, breach or event of default, or alleged material violation, breach or event of default, or event or condition that, after notice or lapse of time or both, would constitute a material violation, breach or event of default thereunder on the part of Crackle or the applicable Affiliate of Crackle. Neither Crackle or the applicable Affiliate of Crackle party to such Crackle Material Contract nor, to the Knowledge of CPE, any other party to any Crackle Material Contract has repudiated any provision of any such Crackle Material Contract. Crackle has not received written notice that any party to a Crackle Material Contract intends to cancel or terminate such Crackle Material Contract.
Section 3.15   Employees.
(a)   Section 3.15(a) of the CPE Disclosure Schedule contains a list of all Existing Crackle Employees and sets forth for each such individual the following as of the date hereof: (i) name; (ii) age; (iii) title or position (including whether full or part time); (iv) the decisional or operational unit in which Crackle employs such individual; (v) hire date; (vi) current annual base compensation rate for exempt employees and hourly rate for nonexempt employees; (vii) commission, bonus or other incentive-based compensation; (viii) accrued and unused paid vacation and other paid leave; (ix) a description of any material fringe benefits provided to each such individual; (x) any payments that would be due to such individual in the event of termination of such individual’s employment with Crackle on the Closing Date pursuant to its or any of its Affiliate’s policy for separation payments when termination is due to job elimination or layoffs, and (xi) CPE’s calculation of number of years of continuous service. Copies of all Crackle and CPE employment manuals and policies relating to the Existing Crackle Employees have been provided to CSSE. Copies of all employment agreements between Crackle or any Affiliate thereof and any Existing Crackle Employee have been provided to CSSE.
(b)   Crackle is not a party to any collective bargaining agreement, nor has it made any proposals regarding the terms of any collective bargaining agreement. Crackle is not subject to any: (i) unfair labor practice complaint pending before a Governmental Authority or, to the Knowledge of CPE, threatened in writing before the applicable Governmental Authority; (ii) pending or, to the Knowledge of CPE, threatened labor strike, slowdown, work stoppage, lockout, or other organized labor disturbance, or (iii) to the Knowledge of CPE, union organization efforts or attempts by any union to represent Employees of Crackle as a collective bargaining agent.
(c)   There are no claims, disputes, grievances, or controversies pending or, to the Knowledge of CPE, threatened in writing involving any Employee of Crackle or group of Employees of Crackle. To the Knowledge of CPE, there are no written threats, charges, investigations, administrative proceedings or formal complaints of discrimination (including discrimination based upon sex, age, marital status, race, national origin, sexual orientation, disability or veteran status) pending before the Equal Employment Opportunity Commission, the National Labor Relations Board, the U.S. Department of Labor, the U.S. Occupational Health and Safety Administration, the Workers Compensation Appeals Board, or any other Governmental Authority against Crackle pertaining to any Crackle Employee. Copies of any material claims by any employee of Crackle against Crackle or CPE or any Affiliate thereof made or pending during the past three years have been provided to CSSE.
(d)   Each of Crackle and CPE is in compliance in all material respects with Laws regarding employment and employment practices, including all applicable Laws relating to wages, hours, paid sick leave, overtime, collective bargaining, employment discrimination, civil rights, safety and health, workers’ compensation, pay equity, classification of employees and independent contractors, and the collection and payment of withholding and/or social security Taxes.
Section 3.16   Employee Benefits.
(a)   Section 3.16(a) of the CPE Disclosure Schedule sets forth a complete and accurate list of all material Benefit Plans in effect on the date hereof in which any Crackle Employee participates as of the date hereof.
(b)   As of the date hereof, CSSE has been provided access to true, correct and complete copies of the following documents related to each Crackle Benefit Plan (other than individual employment agreements or offer letters, all of which are consistent in all material respects with the templates made available to CSSE): (i) all currently applicable plan documents, amendments, summary plan descriptions and summaries of material modifications; (ii) the most recent periodic accounting of plan assets (if any); and (iii) the most recently filed annual report on Form 5500 (including accompanying schedules). As of the date hereof, CSSE has been provided with a summary of each material Benefit Plan which is not a Crackle Benefit Plan.
(c)   To the Knowledge of CPE, each Crackle Benefit Plan has been since its inception maintained in accordance with its terms and in accordance with applicable Law, other than any failure to be so maintained that would not, individually or in the aggregate, reasonably be expected to result in a Crackle Material Adverse Effect. Each Crackle Benefit Plan has been fully funded in all material respects as required by Law. As of the date hereof, there are no Legal Proceedings pending, or to Knowledge of CPE, threatened in writing, with respect to any Crackle Benefit Plan (other than routine claims for benefits in the ordinary course of business) that, individually or in the aggregate, are reasonably expected to result in a Crackle Material Adverse Effect.
(d)   Each Benefit Plan that is intended to be “qualified” under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS as to its qualified status, and the exempt status of its accompanying trust under Section 501(a) of the Code, and, to the Knowledge of CPE, no fact or event has occurred since the date of such letter that could reasonably be expected to jeopardize the qualified status of any such Benefit Plan or the exempt status of any such trust.
(e)   Neither Crackle nor any ERISA Affiliate has within the past six (6) years maintained, sponsored or contributed to or had any obligation to contribute to any: (i) “pension plan” within the meaning of Section 3(2) of ERISA that is subject to Title IV of ERISA or Sections 412 or 430 of the Code, or (ii) “multiemployer plan” within the meaning of Section 3(37) of ERISA.
(f)   Except as set forth on Section 3.16(f) of the CPE Disclosure Schedule, none of the Crackle Benefit Plans obligates Crackle to pay any material separation, severance, termination or similar benefits in connection with or as a result of the Closing.
(g)   Neither CPE or Crackle nor or any of their respective Affiliates is required to pay any tax gross-ups for any Taxes incurred under Section 4999, 280G or 409A of the Code. Except as set forth on Section 3.16(g) of the CPE Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (alone or in combination with a termination of employment or service) (i) result in any payment or benefit becoming due to any current or former CPE or Crackle or its Affiliates employee, consultant or director; (ii) accelerate the time of payment, funding or vesting of any benefits or compensation of, or increase the amount of benefits or compensation due to, any current or former CPE or Crackle or its Affiliates employee, consultant or director; (iii) increase any amount of compensation or benefits otherwise payable to any current or former CPE or Crackle or Affiliate employee, consultant or director; or (iv) give rise to any “excess parachute payment” as defined in Section 280G(b)(1) of the Code or any excise Tax owing under Section 4999 of the Code.
Section 3.17   Environmental Compliance.   Crackle is in compliance in all material respects with all terms and conditions of applicable Laws relating to pollution or protection of the environment (“Environmental Laws”). Crackle has not received any written notice regarding any actual or alleged material violation by Crackle of Environmental Laws, or any investigatory, remedial or corrective obligations of Crackle under Environmental Laws, relating to any of the Premises arising under Environmental Laws that is pending and unresolved. There are no pending or, to the Knowledge of CPE, threatened orders, writs, judgments, awards, injunctions or decrees of any Governmental Authority or Legal Proceedings involving Environmental Laws against Crackle. Crackle has not assumed, undertaken, or provided an indemnity with respect to any material or potentially material liability of any other Person under Environmental Laws. Crackle has provided to CSSE true and complete copies of any and all material documents, correspondence, pleadings, reports, assessments, analytical results or other documents concerning Environmental Laws.
Section 3.18   Litigation.   Except as set forth on Section 3.18 of the CPE Disclosure Schedule, there is no Legal Proceeding presently pending against Crackle, or, to the Knowledge of CPE, threatened against Crackle, the outcome of which would reasonably be expected to result in a Crackle Material Adverse Effect. Crackle is not subject to any outstanding Order. During the past two (2) years, Crackle has not received any written notice or other written communication from any Governmental Authority regarding any actual violation of, or failure to comply with, any term or requirement of any material Order to which Crackle is subject.
Section 3.19   Insurance.   Section 3.19 of the CPE Disclosure Schedule sets forth the insurance provider, type of insurance, general scope of coverage, and policy limits respecting each insurance policy for which Crackle is the policyholder or named as a beneficiary or additional insured (“Insurance Policies”). All Insurance Policies are in full force and effect in accordance with their terms and all premiums with respect thereto covering all periods up to and including the Closing Date have been paid or will be paid when due. No material default exists with respect to the obligations of Crackle under any such Insurance Policies. Crackle has not received any written notice of cancellation, material change in premium or denial of renewal in respect of any of the Insurance Policies.
Section 3.20   Personal Property; Information Technology Systems.
(a)   Except for the Crackle Excluded Assets, or as set forth in the Transition Services Agreement, the Crackle Contributed Assets constitute all of the assets necessary to operate the Crackle VOD Business in all material respects. Crackle has legal title to all of the tangible personal properties and assets it purports to own free and clear of all Liens (except Permitted Liens). Except as set forth in this Section 3.20(a) or on Section 3.20(a) of the CPE Disclosure Schedule, Crackle owns, leases, licenses or otherwise has the right to use all of the assets, personal properties and rights necessary to conduct the Crackle VOD Business as presently being conducted. All material tangible assets of Crackle are in operational condition, normal wear and tear excepted, have been regularly and properly serviced and maintained in a manner that, to the Knowledge of CPE, would not void or limit the coverage of any warranty thereon, other than items currently under, or scheduled for, repair or construction, and are adequate and fit to be used for the purposes for which they are currently used in the manner they are currently used.
(b)   The material electronic data processing, information, record keeping, communications, telecommunications, hardware, third party software, networks, peripherals and computer systems, including any outsourced systems and processes (collectively, “Technology Systems”) of Crackle are adequate for the operation of the Crackle VOD Business as presently being conducted in all material respects. Except as set forth in Section 3.20(b) of the CPE Disclosure Schedule, within the past two (2) years, to the Knowledge of CPE, there has not been any malfunction with respect to any of the Technology Systems that has had a material negative effect on the provision of services to any customers of Crackle, and Crackle has taken commercially reasonable measures to protect the internal and external security and integrity of the Technology Systems owned and controlled by it and the data, software, and associated documentation that such Technology Systems contain, which measures include procedures designed to prevent unauthorized access and procedures designed to prevent the introduction of any “malware,” “virus” or other software routines designed to permit unauthorized access to, or to disable, erase of disrupt the functioning of software or data.
Section 3.21   Transactions with Affiliates.   Except (a) for this Agreement and the Transaction Documents and the transactions contemplated hereby or thereby, (b) as contemplated by Section 5.11, (c) employment related compensation and benefits and (d) as set forth on Section 3.21 of the CPE

Disclosure Schedule, neither CPE nor any Affiliate of Crackle or CPE (other than Crackle) (i) owns any direct or indirect interest of any kind in, or controls or has controlled, or is a lender to or borrower from or has the right to participate in the profits of, any Person which is a competitor, supplier, vendor, customer, landlord, tenant, creditor or debtor of Crackle, (ii) owns or has an interest in, directly or indirectly, any property, asset or right, which is material to Crackle, (iii) owes any money to or is owed any money by Crackle (except for employment-related compensation received or payable in the ordinary course of business), or (iv) is a party to a Contract with Crackle, nor has Crackle pledged any assets or guaranteed any obligations on behalf of any such Person.
Section 3.22   Anti-Bribery.
(a)   To the Knowledge of CPE, no director, officer or employee of Crackle, has directly or indirectly (i) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, domestic or foreign, regardless of form, whether in money, property, or services (A) in violation of any Law, or (B) to Government Officials, (ii) violated any applicable export control, money laundering or anti-terrorism Law, or otherwise taken any action that would be in violation of the Foreign Corrupt Practices Act of 1977, or (iii) established or maintained any fund or asset with respect to Crackle that has not been recorded in its books and records.
(b)   CPE represents and warrants that no (a) officer, director, employee, appointee or official representative of a Governmental Authority; (b) political party or party official; or (c) candidate for political or judicial office (each, a “Government Official”) has any legal, financial or beneficial interest in this Agreement.
(c)   To the Knowledge of CPE, no director, officer, employee, agent or representative of Crackle is a person with whom dealings are restricted or prohibited under the export control and economic sanctions laws of Japan, the United Nations, the European Union, the United Kingdom, the United States and any other applicable jurisdictions. During the past five years, Crackle has not committed any violation, nor to the knowledge of Crackle, has it been investigated by any Governmental Authority with respect to any potential or actual violation of applicable sanctions laws. Except as disclosed in Section 3.22(c) of the CPE Disclosure Schedule, Crackle has not engaged in a transaction or dealing with any person with whom transactions or dealings are prohibited or restricted by the export control or sanctions laws of Japan, the United Nations, the European Union, the United Kingdom, the United States and any other applicable jurisdictions.
Section 3.23   Brokers’ Fees.   Except as set forth on Section 3.23 of the CPE Disclosure Schedule, Crackle has not become obligated to pay any fee or commission to any broker, finder or intermediary, for or on account of the transactions contemplated by this Agreement.
Section 3.24   No Intention to Defraud Creditors.   No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated hereby with the intent to hinder, delay or defraud either present or future creditors of Crackle.
Section 3.25   Adequate Investigation.   CPE acknowledges and agrees, on behalf of itself and its Affiliates, that it (a) has made or waived the opportunity to make its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning CSSE, and the financial condition, results of operations, assets, liabilities, properties and projected operations thereof and (b) has been furnished with or given adequate access to such information about the CSSE as it has requested.
Section 3.26   No Additional Representations; Disclaimer.   CPE acknowledges and agrees that none of CSSE, any of its Affiliates or any Representatives of any of the foregoing (a) has made (and CPE hereby disclaim reliance on) any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding CSSE or the CSSE VOD Business, except as expressly set forth in ARTICLE 4 of this Agreement and qualified by the CSSE Disclosure Schedules. In connection with CPE’s and its Affiliates’ investigation of CSSE and the CSSE VOD Business, CPE and its Affiliates have received from or on behalf of CSSE certain projections, including projected statements of operating revenues and income from operations of CSSE and certain business plan information of CSSE. CPE acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that CPE and its Affiliates’ are familiar with such uncertainties, that CPE and its Affiliates are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts), and that CPE and its Affiliates shall have no claim against CSSE, any of its Affiliates or any Representatives of the foregoing with respect thereto.
Section 3.27   Investment Representations.
(a)   Crackle is acquiring the Crackle JV Interest solely for investment purposes and not with a view to, or for sale in connection with, any distribution thereof in violation of any applicable Law (including the Securities Act), and Crackle is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.
(b)   Crackle acknowledges that the Crackle JV Interest is not registered under the Securities Act or any other applicable securities or “blue-sky” Laws, and that the Crackle JV Interest may not be transferred or sold except pursuant to the registration provisions of such Securities Act or pursuant to an applicable exemption therefrom and pursuant to any other applicable securities or “blue-sky” Laws.
(c)   There are no existing Contracts pursuant to which Crackle will divest or otherwise dispose of the Crackle JV Interest, except the Transaction Documents.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES WITH RESPECT TO CSSE
As an inducement to CPE and Crackle to enter into this Agreement and to consummate the transactions contemplated hereby, CSSE hereby represents and warrants to CPE and Crackle and the JV Entity as follows (except as set forth in the corresponding section of the CSSE Disclosure Schedule or in any other section of the CSSE Disclosure Schedule if the application of the disclosure to the first section is reasonably apparent):
Section 4.1   Organization and Power.   CSSE is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. CSSE has the organizational power and authority to own or lease the assets it purports to own or lease and to carry on its business in substantially the same manner as currently conducted. CSSE is qualified to conduct its business and is in good standing in every jurisdiction where it is required to be so qualified, except where the failure to be so qualified would not have a CSSE Material Adverse Effect.
Section 4.2    Authority and Enforceability.   CSSE has all requisite corporate power and authority, and has taken all action necessary, to execute, deliver and perform this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; provided, that, with respect to the exercisability of the Class III-B Warrants, CSSE will be required to obtain the Nasdaq Mandated Stockholder Approval set forth in Section 5.3(j), below. This Agreement has been duly authorized, executed and delivered by CSSE and (assuming the due authorization, execution and delivery by CPE and Crackle) this Agreement constitutes the legal, valid and binding obligation of CSSE, and is enforceable against CSSE.
Section 4.3   Conflicts.   The execution and delivery by CSSE of this Agreement and the performance by it of its obligations hereunder, do not and will not (subject, with respect to the exercisability of the Class III-B Warrants only, to receipt of the Nasdaq Mandated Stockholder Approval):
(a)   violate any provision of the certificate of incorporation or bylaws of CSSE;
(b)   (i) violate any provision of Law relating to CSSE, or (ii) conflict with or violate any Order to which CSSE is subject, require a registration, filing, application, notice, consent, approval, order, qualification, or waiver with, to or from any Governmental Authority on the part of CSSE, except in each case under this clause, any violation, breach, default or noncompliance that would not individually or in the aggregate be reasonably likely to have a CSSE Material Adverse Effect; or
(c)   Subject to receipt of the Required CSSE Third-Party Consents, materially conflict with, or result in the material breach of, or constitute a material default under, or result in the termination, cancellation, material modification or acceleration (whether after the filing of notice or the lapse of time or both) of any material right or obligation of CSSE under any CSSE Material Contract.

Section 4.4    Subsidiaries.   CSSE has no direct or indirect Subsidiaries that comprise part of, or own, lease, license or otherwise hold title to assets comprising part of, the CSSE VOD Business other than Pivotshare and Screen Media Ventures. CSSE is not a participant in any joint venture, partnership, or similar arrangement with respect to the CSSE VOD Business. There are no contractual obligations of CSSE to provide funds to or make any investment in (whether in the form of a loan, capital contribution or otherwise), any other Person in connection with its operation of the CSSE VOD Business.
Section 4.5   SEC Filings; CSSE Warrants; Financial Statements.
(a)   CSSE has filed with the Securities and Exchange Commission (“SEC”) all reports, schedules, forms, statements and other documents required by the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to be filed by CSSE since August 18, 2017 (collectively, the “CSSE SEC Reports”). As of their respective dates (except if revised or superseded by a subsequent filing), the CSSE SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations thereunder, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. CSSE has filed with the SEC as exhibits to the CSSE SEC Reports all agreements, contracts and other documents or instruments required to be so filed, and such exhibits are in all material respects true and complete copies of such agreements, contracts and other documents or instruments, as the case may be (subject to any confidential treatment requests allowing exclusion of confidential information from the publicly filed documents).
(b)   At the Closing Date, the CSSE Warrants shall be duly authorized and validly issued, and upon the consummation of the Contribution by Crackle, shall be fully paid and non-assessable, free of any Liens except those restrictions arising under the Securities Act. The shares of the Class A common stock of CSSE issuable upon CPE’s exercise of its purchase rights under the CSSE Warrants, and the CSSE Preferred Shares issuable to Crackle pursuant to Section 9.03 of the JV Operating Agreement and Section 9.5 hereof, have been duly authorized and validly reserved for issuance by CSSE, and when issued, shall be fully paid and non-assessable, free of any Liens except those arising under the Securities Act. The issuance of the CSSE Warrants, including the issuance of the Class A common stock upon exercise thereof, and the reservation for issuance of the CSSE Preferred Shares issuable to Crackle pursuant to Section 9.03 of the JV Operating Agreement and Section 9.5 hereof do not require any approval of the board of directors or stockholders of CSSE that has not been obtained other than, solely with respect to the exercisability of the Class III-B warrants, the Nasdaq Mandated Stockholder Approval. The CSSE Class I Warrants, the CSSE Class II Warrants, and the CSSE Class III-A Warrants, in the aggregate, are exercisable as of the Closing into less than 20% of CSSE’s pre-transaction issued and outstanding shares of common stock, calculated in accordance with guidance published by the Nasdaq Stock Market.
(c)   The consolidated balance sheets of CSSE and its consolidated subsidiaries as of each of December 31, 2017 and September 30, 2018 (this latter date the “CSSE Balance Sheet Date”) and the related consolidated statements of income (loss) and stockholders’ equity and cash flows for the twelve (12)-month period and nine (9)-month period then ended, in each case, set forth in the CSSE SEC Reports, (the “Most Recent CSSE Financial Statements”) fairly present in all material respects CSSE’s and its consolidated subsidiaries’ financial positions as of such Most Recent Financial Statements’ respective dates, and CSSE and its consolidated subsidiaries’ consolidated results of operations and cash flows for the respective periods then ended, in accordance with U.S. generally accepted accounting principles applied on a consistent basis except as described in the footnotes to such financial statements.
Section 4.6   No Undisclosed Liabilities; Funded Indebtedness.
(a)   To the Knowledge of CSSE, CSSE does not have any existing material liabilities to which the JV Entity would be obligated arising from or relating to the CSSE VOD Business of a nature required by GAAP to be reflected on or disclosed in the footnotes to a balance sheet of CSSE except for: (a) liabilities disclosed, reflected or reserved against on the Most Recent CSSE Financial Statements, (b) liabilities incurred since the CSSE Balance Sheet Date in the ordinary course of business, (c) the matters disclosed in or arising out of matters set forth on the Disclosure Schedule, (d) executory liabilities under Contracts, (e) liabilities and obligations incurred in connection with this Agreement and the transactions contemplated hereby, and (f) non-material liabilities, in each case, solely related to the CSSE VOD Business.
(b)   Except as set forth on Section 4.6(b) of the CSSE Disclosure Schedule, CSSE is not bound by or party to any Funded Indebtedness.
Section 4.7   Recent Operations.   Since the Most Recent Balance Sheet Date, CSSE has not:
(a)   experienced a CSSE Material Adverse Effect;
(b)   entered into any amendment of its certificate of incorporation or bylaws;
(c)   made any investment in, or any loan, advance or capital contribution to, any other Person;
(d)   acquired by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person;
(e)   created, incurred, assumed, or agreed to create, incur, or assume or guarantee, any Funded Indebtedness other than money borrowed or advanced from any Affiliate of CSSE in the ordinary course of business or under existing lines of credit;
(f)   instituted any material increase in, entered into, terminated or adopted any material Benefit Plan, other than in the ordinary course of business or as required by any such existing plan, by any employment agreement or by Law;
(g)   made any material change in the compensation of employees, other than changes made in the ordinary course of business consistent with past practices or changes required by any existing plan, employment agreements or by any Law;
(h)   made any material change in the accounting principles, methods, practices or policies applied in the preparation of the Financial Statements, unless such change was required by GAAP or by applicable Law;
(i)   made or changed any material Tax election, changed any annual tax accounting period, adopted or changed any material method of Tax accounting, filed any amended Tax Return, entered into any closing agreement, settled any material Tax claim or assessment, surrendered any right to a material Tax refund, or consented to any extension or waiver of the limitations period applicable to any Tax claim or assessment;
(j)   settled any material Legal Proceedings; or
(k)   authorized, approved or agreed to do any of the foregoing.
Section 4.8   Taxes.   In each case, with respect to the CSSE Contributed Assets, the CSSE Assumed Liabilities, and the CSSE VOD Business:
(a)   CSSE has filed all income and other material Tax Returns required to be filed by it, has timely paid all material Taxes that have become due and payable by it (whether or not shown on such Tax Returns) with respect to the same except as contested in good faith by appropriate Legal Proceedings for which adequate reserves have been established in accordance with GAAP. To the Knowledge of CSSE, no unresolved issue has been raised in writing by any Governmental Authority in the course of any audit with respect to Taxes for which CSSE would be held liable.
(b)   CSSE is not a party to or bound by any agreement the principal purpose of which is to allocate or share liability for Taxes between or among CSSE and other Persons.
(c)   There are no Liens for Taxes (except Permitted Liens) upon any of the assets of CSSE.
(d)   No written claim has ever been made by any Governmental Authority with respect to CSSE in a jurisdiction where CSSE does not file a Tax Return that CSSE is or may be subject to Taxes by that jurisdiction that would be covered by or the subject of such Tax Return.

(e)   CSSE (i) has not been a member of an Affiliated Group filing a combined, consolidated, or unitary Tax Return (other than an Affiliated Group of which Sony Americas Holding Inc. is the common parent) or (ii) does not have any liability for the Taxes of any Person (other than Sony Americas Holding Inc. and any members of the consolidated group for which Sony Americas Holding Inc. is the parent) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract (including Tax sharing or Tax indemnity agreement, but excluding commercial contracts entered into in the ordinary course of business that do not primarily relate to Taxes), or otherwise.
(f)   CSSE has withheld and paid all material Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Third Party.
(g)   CSSE is not, and has not been, a party to (or otherwise participated in) any “listed transaction” as defined in Treasury Regulations Section 1.6011-4(b)(2).
(h)   Notwithstanding any other provision in this Agreement, the representations and warranties contained in Section 4.8 are the only representations and warranties given hereunder with respect to Tax matters, no other provisions of this Agreement shall be interpreted as containing any representation or warranty with respect thereto, and the representations and warranties in Section 4.8 may only be relied upon for any Tax period (or portion thereof) ending on or before the Closing Date, and not for any Tax periods (or portions thereof) beginning after the Closing Date.
Section 4.9   Permits.   CSSE holds all material Permits that are necessary to entitle it to own or lease, operate and use its assets and to carry on and conduct the CSSE VOD Business in substantially the same manner as currently conducted. During the past two (2) years, no material violations are or have been recorded in respect of any such Permits. No proceeding is pending or, to the Knowledge of CSSE, threatened to revoke or limit any such Permit. During the past two (2) years, CSSE has not received any written notice from any Governmental Authority regarding a violation of, conflict with, or failure to comply with, any term or requirement of any material Permit.
Section 4.10   Leased Real Property.
(a)   Section 4.10(a) of the CSSE Disclosure Schedule contains a list of all leases (pursuant to which CSSE is the lessee) of real property in or on which the CSSE VOD Business is conducted.
(b)   There are no leases, subleases, licenses, occupancy agreements, options, rights, concessions or other agreements or arrangements, written or oral, granting to any Person the right to purchase, use or occupy any Premises subject to a Lease set forth on Section 4.10(a) of the CSSE Disclosure Schedule.
Section 4.11   CSSE Intellectual Property; CSSE Original Programs.
(a)   Section 4.11(a) of the CSSE Disclosure Schedule contains a complete and correct list of all (i) Registered CSSE Intellectual Property, including the jurisdictions in which such Registered CSSE Intellectual Property is registered, and (ii) all material unregistered trademarks owned and used by CSSE in the conduct of the CSSE VOD Business. The Registered CSSE Intellectual Property is duly registered in the name of CSSE, and not subject to any pending cancellation, interference, reissue, or reexamination proceeding. The CSSE Intellectual Property is exclusively owned by CSSE, free and clear of all Liens (except Permitted Liens and non-exclusive licenses granted by CSSE to any Person).
(b)   Except for (i) shrink-wrap licenses, other licenses for off-the-shelf software or Publicly Available Software and (ii) the CSSE Excluded Assets, Section 4.11(b) of the CSSE Disclosure Schedule sets forth a complete list of all material licenses, sublicenses and other written agreements used in the conduct of the CSSE VOD Business under which CSSE is a licensee or otherwise is authorized to use any Intellectual Property other than the CSSE Intellectual Property (“CSSE Licensed Intellectual Property”), true and complete copies of which have been delivered or made available to CSSE.
(c)   Except (i) as set forth on Section 4.11(c) of the CSSE Disclosure Schedule and (ii) for the CSSE Excluded Assets, to the Knowledge of CSSE, the CSSE Intellectual Property and the CSSE Licensed Intellectual Property comprise all of the material Intellectual Property necessary for CSSE to conduct the CSSE VOD Business as presently being conducted in all material respects; provided, however, that nothing in this Section 4.11(c) shall constitute a representation or warranty with regard to noninfringement or misappropriation of any Intellectual Property right owned by any Person.
(d)   Except as set forth in Section 4.11(d) of the CSSE Disclosure Schedules, solely with respect to the CSSE Contributed Assets contributed by Pivotshare (the “Pivotshare Contributed Assets”) during the past two (2) years no claim, complaint or notice (whether communicated orally and/or via email, writing, or otherwise) has been threatened, brought or made against CSSE: (i) alleging that CSSE infringes on or misappropriates or otherwise violates the Intellectual Property of another Person; (ii) concerning the ownership, right to use, use of or validity of the CSSE Intellectual Property; or (iii) opposing or attempting to cancel CSSE’s rights in the CSSE Intellectual Property. To the Knowledge of CSSE, no Person is infringing upon, misappropriating or otherwise violating the rights of CSSE in the CSSE Intellectual Property. Except as set forth in in Section 4.11(d) of the CSSE Disclosure Schedules, solely with respect to the CSSE Contributed Assets other than the Pivotshare Contributed Assets, during the past two (2) years, no written claim has been brought or made against CSSE: (i) alleging that CSSE infringes on or misappropriates the Intellectual Property of another Person; (ii) challenging the ownership, right to use or validity of the CSSE Intellectual Property; or (iii) opposing or attempting to cancel CSSE’s rights in the CSSE Intellectual Property. To the Knowledge of CSSE, no Person is infringing upon or otherwise violating the rights of CSSE in the CSSE Intellectual Property, except as would not reasonably be expected to result in a CSSE Material Adverse Effect. Neither the conduct of CSSE’s business, nor, to the Knowledge of CSSE, the CSSE Intellectual Property, infringes, violates or misappropriates any Intellectual Property right owned by any Person.
(e)   All former and current employees of CSSE who have been materially involved in the development of CSSE Intellectual Property have executed intellectual property assignment/work for hire agreements or other written Contracts that assign to CSSE all rights to the results and proceeds of such employee’s services, and no such employee has retained any right, title or interest in or to such rights.
(f)   No representation and warranty is made herein as to shrink-wrap licenses, other licenses for off-the-shelf software or Publicly Available Software.
Section 4.12   Compliance with Laws; Data Privacy.   The CSSE VOD Business is and has been conducted in material compliance with all applicable Laws. CSSE has not received any written or, to the Knowledge of CSSE, verbal notice during the past two (2) years alleging that the CSSE VOD Business is not in material compliance with any such Law. The CSSE VOD Business is and has been in material compliance with all contractual obligations and the privacy policies of CSSE concerning data privacy and security, except to the extent not reasonably likely to result in a CSSE Material Adverse Effect. None of the representations and warranties contained in this Section 4.12 shall be deemed to relate to any subject matters addressed by any other representation and warranty contained herein.
Section 4.13   CSSE Material Contracts.
(a)   Section 4.13 of the CSSE Disclosure Schedule sets forth a list of the following Contracts as of the date hereof to which CSSE or an Affiliate thereof is a party that relate to the CSSE VOD Business (collectively, the “CSSE Material Contracts”):
(i)   all Contracts that involve expenditures by CSSE in excess of One Million Dollars ($1,000,000) in the twelve (12) calendar months ended February 2019;
(ii)   all Contracts with any advertiser that generated gross revenue for CSSE in excess of Five Hundred Thousand Dollars ($500,000) in the twelve (12) calendar months ended February 2019;
(iii)   all Contracts that require CSSE to purchase its total requirements of any product or service from a third party;
(iv)   all Contracts providing for CSSE to be the exclusive provider of any product or service to any Person;

(v)   all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise);
(vi)   all Contracts for Licensed Intellectual Property;
(vii)   all Contracts with any Governmental Authority;
(viii)   all Contracts that limit or purport to limit the ability of CSSE to compete in any line of business or with any Person or in any geographic area or during any period of time, that restricts the ability of CSSE to do business with any Person or hire or solicit any Person, or that restricts the right of CSSE to sell to or purchase from any Person;
(ix)   all Contracts for any joint venture, partnership or similar arrangement involving the sharing of profits or losses of or with any other Person;
(x)   Contracts for capital expenditures in excess of Five Hundred Thousand Dollars ($500,000) individually or in the aggregate, in each case under which there are material outstanding obligations;
(xi)   agreements which relate to Funded Indebtedness (excluding, for the avoidance of doubt, Contracts evidencing liabilities with respect to deposits and accounts, trade payables, letters of credit or capital leases made in the ordinary course of business);
(xii)   mortgages, pledges or security agreements or similar arrangements constituting a Lien upon the assets or properties of CSSE; and
(xiii)   all Leases.
(b)   All CSSE Material Contracts are in full force and effect against CSSE (as applicable) and, to the Knowledge of CSSE, each other party thereto, in each case in accordance with the express terms thereof. There does not exist under any CSSE Material Contract any material violation, breach or event of default, or alleged material violation, breach or event of default, or event or condition that, after notice or lapse of time or both, would constitute a material violation, breach or event of default thereunder on the part of CSSE. Neither CSSE nor, to the Knowledge of CSSE, any other party to any CSSE Material Contract has repudiated any provision of any such CSSE Material Contract. CSSE has not received written notice that any party to a CSSE Material Contract intends to cancel or terminate such CSSE Material Contract.
Section 4.14   Employees.
(a)   Section 4.14(a) of the CSSE Disclosure Schedule contains a list of all Employees of CSSE that contribute to or support the CSSE VOD Business as of the date hereof  (whether such contribution or support consists of all or part of such employee’s duties), and sets forth for each such individual the following as of the date hereof: (i) name; (ii) age; (iii) title or position (including whether full or part time); (iv) the decisional or operational unit in which CSSE employs such individual; (v) hire date; (vi) current annual base compensation rate for exempt employees and hourly rate for nonexempt employees; (vii) commission, bonus or other incentive-based compensation; (viii) accrued and unused paid vacation and other paid leave; (ix) a description of any material fringe benefits provided to each such individual; (x) any payments that would be due to such individual in the event of termination of such individual’s employment with CSSE on the Closing Date pursuant to its or any of its Affiliate’s policy for separation payments when termination is due to job elimination or layoffs, and (xi) CSSE’s calculation of number of years of continuous service. Copies of all employment agreements between CSSE or any Affiliate and the such CSSE employees have been provided to Crackle.
(b)   CSSE is not a party to any collective bargaining agreement, nor has it made any proposals regarding the terms of any collective bargaining agreement. CSSE is not subject to any: (i) unfair labor practice complaint pending before a Governmental Authority or, to the Knowledge of CSSE, threatened in writing before the applicable Governmental Authority; (ii) pending or, to the Knowledge of CSSE, threatened labor strike, slowdown, work stoppage, lockout, or other organized labor disturbance, or (iii) to the Knowledge of CSSE, union organization efforts or attempts by any union to represent CSSE Employees as a collective bargaining agent.
(c)   There are no claims, disputes, grievances, or controversies pending or, to the Knowledge of CSSE, threatened in writing involving any CSSE Employee or group of CSSE Employees. To the Knowledge of CSSE, there are no written threats, charges, investigations, administrative proceedings or formal complaints of discrimination (including discrimination based upon sex, age, marital status, race, national origin, sexual orientation, disability or veteran status) pending before the Equal Employment Opportunity Commission, the National Labor Relations Board, the U.S. Department of Labor, the U.S. Occupational Health and Safety Administration, the Workers Compensation Appeals Board, or any other Governmental Authority against CSSE pertaining to any CSSE Employee. Copies of any material claims by any employee of CSSE against CSSE or any Affiliate thereof made or pending during the past three years has been provided to CPE.
(d)   CSSE is in compliance in all material respects with Laws regarding employment and employment practices, including all applicable Laws relating to wages, hours, paid sick leave, overtime, collective bargaining, employment discrimination, civil rights, safety and health, workers’ compensation, pay equity, classification of employees and independent contractors, and the collection and payment of withholding and/or social security Taxes.
Section 4.15   Benefit Plans.
(a)   Section 4.15(a) of the CSSE Disclosure Schedule sets forth a complete and accurate list of all material Benefit Plans in effect on the date hereof in which any Employee of CSSE participates as of the date hereof.
(b)   As of the date hereof, CPE has been provided access to true, correct and complete copies of the following documents related to each CSSE Benefit Plan (other than individual employment agreements or offer letters, all of which are consistent in all material respects with the templates made available to CPE): (i) all currently applicable plan documents, amendments, summary plan descriptions and summaries of material modifications; (ii) the most recent periodic accounting of plan assets (if any); and (iii) the most recently filed annual report on Form 5500 (including accompanying schedules).
(c)   To the Knowledge of CSSE, each CSSE Benefit Plan has been since its inception maintained in accordance with its terms and in accordance with applicable Law. Each CSSE Benefit Plan has been fully funded in all material respects as required by Law. As of the date hereof, there are no Legal Proceedings pending, or to Knowledge of CSSE, threatened in writing, with respect to any CSSE Benefit Plan (other than routine claims for benefits in the ordinary course of business) that, individually or in the aggregate, are reasonably expected to result in a CSSE Material Adverse Effect.
(d)   Each Benefit Plan that is intended to be “qualified” under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS as to its qualified status, and the exempt status of its accompanying trust under Section 501(a) of the Code, and, to the Knowledge of CSSE, no fact or event has occurred since the date of such letter that could reasonably be expected to jeopardize the qualified status of any such Benefit Plan or the exempt status of any such trust.
(e)   Neither CSSE nor any ERISA Affiliate has within the past six (6) years maintained, sponsored or contributed to or had any obligation to contribute to any: (i) “pension plan” within the meaning of Section 3(2) of ERISA that is subject to Title IV of ERISA or Sections 412 or 430 of the Code, or (ii) “multiemployer plan” within the meaning of Section 3(37) of ERISA.
(f)   Neither CSSE or any of its Affiliates is required to pay any tax gross-ups for any Taxes incurred under Section 4999, 280G or 409A of the Code. Except as set forth on Section 4.15(f) of the CSSE Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (alone or in combination with a termination of employment or service) (i) result in any payment or benefit becoming due to any current or former CSSE or its Affiliates employee, consultant or director; (ii) accelerate the time of payment, funding or vesting of any benefits or compensation of, or increase the amount of benefits or compensation due to, any current or former CSSE or its Affiliates employee, consultant or director; (iii) increase any amount of compensation or benefits otherwise payable to any current or former Company employee, consultant or director; or (iv) give rise to any “excess parachute payment” as defined in Section 280G(b)(1) of the Code or any excise Tax owing under Section 4999 of the Code
Section 4.16   Environmental Compliance.   CSSE is in compliance in all material respects with all terms and conditions of applicable Environmental Laws. CSSE has not received any written notice regarding any actual or alleged material violation by CSSE of Environmental Laws, or any investigatory, remedial or corrective obligations of CSSE under Environmental Laws, relating to any of the Premises arising under Environmental Laws that is pending and unresolved. There are no pending or, to the Knowledge of CSSE, threatened orders, writs, judgments, awards, injunctions or decrees of any Governmental Authority or Legal Proceedings involving Environmental Laws against CSSE. CSSE has not assumed, undertaken, or provided an indemnity with respect to any material or potentially material liability of any other Person under Environmental Laws. CSSE has provided to JV Entity true and complete copies of any and all material documents, correspondence, pleadings, reports, assessments, analytical results or other documents concerning Environmental Laws.
Section 4.17   Litigation.   There is no Legal Proceeding presently pending against CSSE, or, to the Knowledge of CSSE, threatened against CSSE, or any Affiliate thereof, the outcome of which would reasonably be expected to result in a CSSE Material Adverse Effect. CSSE is not subject to any outstanding Order. During the past two (2) years, CSSE has not received any written notice or other written communication from any Governmental Authority regarding any actual violation of, or failure to comply with, any term or requirement of any material Order to which CSSE is subject.
Section 4.18   Insurance.   Section 4.18 of the CSSE Disclosure Schedule sets forth the insurance provider, type of insurance, general scope of coverage, and policy limits respecting each of CSSE’s Insurance Policies applicable to the CSSE VOD Business. All such Insurance Policies are in full force and effect in accordance with their terms and all premiums with respect thereto covering all periods up to and including the Closing Date have been paid or will be paid when due. No material default exists with respect to the obligations of CSSE under any such Insurance Policies. CSSE has not received any written notice of cancellation, material change in premium or denial of renewal in respect of any of the Insurance Policies.
Section 4.19   Personal Property; Information Technology Systems.
(a)   Except for the CSSE Excluded Assets, the use of the Chicken Soup for the Soul trademark, to be provided to the JV Entity under the CSSE Trademark License Agreement, and the resources, personnel and assets and rights to be provided by CSSE to the JV Entity under the CSSE Management Services Agreement, the CSSE Contributed Assets constitute all of the assets necessary to operate the CSSE VOD Business in all material respects. CSSE has legal title to all of the tangible personal properties and assets used in the CSSE VOD Business that it purports to own free and clear of all Liens (except Permitted Liens). Except as set forth in this Section 4.19(a), or on Section 4.19(a) of the CSSE Disclosure Schedule, CSSE owns, leases, licenses or otherwise has the right to use all of the assets, personal properties and rights necessary to conduct the CSSE VOD Business as presently being conducted. All material tangible assets of CSSE used in the CSSE VOD Business are in operational condition, normal wear and tear excepted, have been regularly and properly serviced and maintained in a manner that, to the Knowledge of CSSE, would not void or limit the coverage of any warranty thereon, other than items currently under, or scheduled for, repair or construction, and are adequate and fit to be used for the purposes for which they are currently used in the manner they are currently used
(b)   The Technology Systems of CSSE used in the CSSE VOD Business are adequate for the operation of such business as presently being conducted in all material respects. Except as set forth in Section 4.19(b) of the CSSE Disclosure Schedule, within the past two (2) years, to the Knowledge of CSSE, there has not been any malfunction with respect to any of such Technology Systems that has had a material negative effect on the provision of services to any customers of CSSE, and CSSE has taken commercially reasonable measures to protect the internal and external security and integrity of such Technology Systems owned and controlled by it and the data, software, and associated documentation that such Technology Systems contain, which measures include procedures designed to prevent unauthorized access and procedures designed to prevent the introduction of any “malware,” “virus” or other software routines designed to permit unauthorized access to, or to disable, erase of disrupt the functioning of software or data.
Section 4.20   Transactions with Affiliates.   Except (a) for this Agreement and the Transaction Documents and the transactions contemplated hereby or thereby and (b) as set forth on Section 4.20 of the CSSE Disclosure Schedule, no Affiliate of CSSE (i) owns any direct or indirect interest of any kind in, or controls or has controlled, or is a lender to or borrower from or has the right to participate in the profits of, any Person which is a competitor, supplier, vendor, customer, landlord, tenant, creditor or debtor of the CSSE VOD Business, (ii) owns any direct or indirect interest of any kind in, or controls or has controlled, or is a lender to or borrower from or has the right to participate in the profits of, CSSE, or any other Affiliate thereof, (iii) owns or has an interest in, directly or indirectly, any property, asset or right, which is material to the CSSE VOD Business, (iv) owes any money to or is owed any money by CSSE or the CSSE VOD Business (except for employment-related compensation received or payable in the ordinary course of business), or (v) is a party to a Contract, or is involved in any business arrangement or other relationship, with the CSSE VOD Business (whether written or oral), nor has CSSE pledged any assets or guaranteed any obligations on behalf of any such Person.
Section 4.21   Anti-Bribery.
(a)   To the best of CSSE’s knowledge, no director, officer or employee of CSSE, has directly or indirectly (i) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, domestic or foreign, regardless of form, whether in money, property, or services (A) in violation of any Law, or (B) to Government Officials, (ii) violated any applicable export control, money laundering or anti-terrorism Law, or otherwise taken any action that would be in violation of the Foreign Corrupt Practices Act of 1977, or (iii) established or maintained any fund or asset with respect to CSSE that has not been recorded in its books and records.
(b)   CSSE represents and warrants that no Government Official has any legal, financial or beneficial interest in this Agreement.
(c)   To the best of CSSE’s knowledge, no director, officer, employee, agent or representative of CSSE is a person with whom dealings are restricted or prohibited under the export control and economic sanctions laws of Japan, the United Nations, the European Union, the United Kingdom, the United States and any other applicable jurisdictions. During the past five years, CSSE has not committed any violation, nor to the knowledge of CSSE, has it been investigated by any Governmental Authority with respect to any potential or actual violation of applicable sanctions laws. Except as disclosed in Section 4.21(c) of the CSSE Disclosure Schedule, CSSE has not engaged in a transaction or dealing with any person with whom transactions or dealings are prohibited or restricted by the export control or sanctions laws of Japan, the United Nations, the European Union, the United Kingdom, the United States and any other applicable jurisdictions.
Section 4.22   Brokers’ Fees.   Neither CSSE nor any Affiliate thereof has become obligated to pay any fee or commission to any broker, finder or intermediary, for or on account of the transactions contemplated by this Agreement other than to Ladenburg Thalmann & Co., Inc.
Section 4.23   [Reserved].
Section 4.24   Adequate Investigation.   CSSE acknowledges and agrees, on behalf of itself and its Affiliates, that it (a) has made or waived the opportunity to make its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning Crackle, and the financial condition, results of operations, assets, liabilities, properties and projected operations thereof and (b) has been furnished with or given adequate access to such information about Crackle as it has requested.
Section 4.25   No Additional Representations; Disclaimer.   CSSE acknowledges and agrees that none of CPE, Crackle, any of their Affiliates or any Representatives of any of the foregoing has made (and CSSE and its Affiliates hereby disclaim reliance on) any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Crackle or its business or assets, except as expressly set forth in ARTICLE 2 and ARTICLE 3 and qualified by the CPE Disclosure Schedules. In connection with CSSE’s and its Affiliates’ investigation of Crackle, CSSE and its Affiliates have received from or on behalf of Crackle certain projections, including projected statements of operating revenues and income from operations of Crackle and certain business plan information of Crackle. CSSE acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that CSSE and its Affiliates’ are familiar with such uncertainties, that CSSE and its Affiliates are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts), and that CSSE and its Affiliates shall have no claim against CPE, Crackle, any of their Affiliates or any Representatives of the foregoing with respect thereto.
Section 4.26   Investment Representations.
(a)   CSSE is acquiring the CSSE JV Interest solely for investment purposes and not with a view to, or for sale in connection with, any distribution thereof in violation of any Law (including the Securities Act), and CSSE is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.
(b)   CSSE acknowledges the CSSE JV Interest is not registered under the Securities Act or any other applicable securities or “blue-sky” Laws, and that the CSSE JV Interest may not be transferred or sold except pursuant to the registration provisions of such Securities Act or pursuant to an applicable exemption therefrom and pursuant to any other applicable securities or “blue-sky” Laws.
(c)   There are no existing Contracts pursuant to which CSSE will divest or otherwise dispose of the CSSE JV Interest.
Section 4.27   No General Solicitation.   Neither CSSE, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the CSSE Warrants as contemplated by this Agreement.
ARTICLE 5
COVENANTS
Section 5.1   [Reserved].
Section 5.2   Access and Reports.
(a)   Subject to applicable Law, upon reasonable advance notice from CSSE to CPE, Crackle shall afford CSSE’s officers and other authorized Representatives (in each case provided that such Person has agreed to be bound by the Confidentiality Agreement (defined below) and CSSE has agreed to be responsible to Crackle for any breach thereof by such Person) reasonable access to the books and records of Crackle during normal business hours throughout the period prior to the Closing Date for the purpose of facilitating the consummation of the transactions contemplated hereby; provided, however, that the foregoing shall not require Crackle (a) to permit any inspection, or to disclose any information, that in the reasonable judgment of Crackle would violate any of its obligations with respect to confidentiality, (b) to disclose information or materials protected by attorney client, attorney work product or other legally recognized privileges or immunity from disclosure, or (c) to take any action that could cause material disruption to the business of Crackle. In addition, other than individuals identified as “Clean Team Members” pursuant to that certain Clean Team Amendment to Confidentiality Agreement dated as of March 2, 2019 by and between CSSE and Sony Pictures Television Inc. (the “Clean Team Amendment”), and those individuals identified as “Employment Clean Team Members” pursuant to that certain Employment Clean Team Amendment to Confidentiality Agreement dated as of March 2, 2019 by and between CSSE and Sony Pictures Television Inc. (the “Employment Clean Team Amendment”), in no event shall CSSE have access, at any time prior to the Closing, to any information regarding pending or proposed transactions or Contracts or any related information where CSSE or an Affiliate of CSSE is or would reasonably be expected to compete for the same transaction or Contract. All requests for information made pursuant to this Section 5.2(a) shall be directed to the Person or Persons designated by CPE in a notice given to CSSE, and all such information shall be governed by the terms of  (i) that certain confidentiality agreement dated as of August 18, 2018 by and between Sony Pictures Television Inc. and CSSE, and (ii) that certain mutual confidentiality agreement dated October 12, 2018 by and between Sony Pictures Television Inc. and CSSE, each as amended by the Clean Team Amendment and the Employment Clean Team Amendment ((i) and (ii) the “Confidentiality Agreement”). In no event shall CSSE contact or speak to any of the owners, directors, officers, employees, users, clients, distributors, vendors, lessors, lenders or other business relations of Crackle without the prior written consent of such Person or Persons designated by CPE.
(b)   Subject to applicable Law, upon reasonable advance notice from CPE to CSSE, CSSE shall afford CPE’s and Crackle’s officers and other authorized representatives (in each case provided that such Person has agreed to be bound by the Confidentiality Agreement and CPE has agreed to be responsible to CSSE for any breach thereof by such Person) reasonable access to the books and records of CSSE during normal business hours throughout the period prior to the Closing Date for the purpose of facilitating the consummation of the transactions contemplated hereby; provided, however, that the foregoing shall not require CSSE (a) to permit any inspection, or to disclose any information, that in the reasonable judgment of CSSE would violate any of its obligations with respect to confidentiality, (b) to disclose information or materials protected by attorney client, attorney work product or other legally recognized privileges or immunity from disclosure or (c) to take any action that could cause material disruption to the business of CSSE. In addition, in no event shall Crackle (other than individuals identified as “Clean Team Members” pursuant to the Clean Team Amendment and individuals identified as “Employment Clean Team Members” pursuant to the Employment Clean Team Amendment) have access, at any time prior to the Closing, to any information regarding pending or proposed transactions or Contracts or any related information where CPE, Crackle or an Affiliate of CPE or Crackle is or would reasonably be expected to compete for the same transaction or Contract. All requests for information made pursuant to this Section 5.2(b) shall be directed to the Person or Persons designated by CSSE in a notice given to CPE, and all such information shall be governed by the terms of the Confidentiality Agreement. In no event shall CPE or Crackle contact or speak to any of the owners, directors, officers, employees, users, clients, distributors, vendors, lessors, lenders or other business relations of CSSE without the prior written consent of such Person or Persons designated by CSSE.
Section 5.3   Efforts to Consummate; Certain Governmental Matters.
(a)   CPE and Crackle shall use their commercially reasonable efforts to obtain and to cooperate in obtaining the third-party consents identified on Annex Q-1 hereto (the “Required Crackle Third Party Consents”), including with respect to each of the agreements listed on Annex Q-1 under the heading “Platform Distribution Agreements” consent to the assignment of such agreement and/or the extension of the term of such agreement through the date indicated thereon, as applicable; provided that in connection with obtaining the third-party consent for assignment and/or extension of any such platform distribution agreement, it may be necessary for Crackle to agree to amend certain terms and conditions in the applicable agreement; provided, further, that Crackle will use commercially reasonable efforts (but will not, under any circumstances, be obligated to pay any money or provide any other thing of value) to maintain the existing commercial terms of the applicable agreement and will promptly notify CSSE of any such proposed amendment. CSSE shall use its commercially reasonable efforts to obtain and to cooperate in obtaining the third-party consents identified on Annex Q-2 hereto (the “Required CSSE Third Party Consents”). Each party shall obtain the foregoing approvals and consents at its own cost and expense.
(b)   The parties have determined that with respect to the transactions contemplated hereby no filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Notwithstanding the foregoing, CSSE and Crackle, at their joint equal expense, shall respond as promptly as practicable to any Governmental Authority for information or documentation and to all inquiries and requests received from any Governmental Authority in connection with the transactions contemplated hereby.

(c)   CSSE and Crackle shall cooperate to take any and all steps that are commercially reasonable, proper, or advisable to avoid or eliminate each and every impediment and any proceeding instituted or threatened by a Governmental Authority or private party under Law that is asserted with respect to the transactions contemplated hereby so as to enable the consummation of such transactions to occur as expeditiously as possible, including opposing vigorously and fully any such challenge, promptly appealing any adverse decision or order by a Governmental Authority; provided that no Party nor any of its respective Affiliates shall be required to agree to the sale, divestiture or disposition of any assets or business (or otherwise taking or committing to take any action that limits the freedom of action with respect to, or its ability to retain, any businesses, assets, relationships, or contractual rights) in order to obtain any clearance under Law or to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order in any Legal Proceeding, which would otherwise have the effect of preventing or delaying the consummation of the transactions contemplated hereby.
(d)   Crackle and CSSE shall use their respective reasonable commercial efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, or reasonably advisable on its part under this Agreement and applicable Law to satisfy the conditions to Closing, and to consummate and make effective the transactions contemplated hereby as soon as practicable.
(e)   Subject to applicable Law or except as prohibited by any Governmental Authority, CPE and CSSE each shall keep the other apprised of the status of matters relating to consummation of the transactions contemplated hereby, including (i) promptly notifying the other of any facts, circumstances or other reason that would prevent the receipt of any Required Regulatory Approvals or the Required Third-Party Consents for the timely consummation of transactions contemplated hereby and the Transaction Documents, and (ii) promptly furnishing the other with copies of material notices or other communications received by it from any third party or any Governmental Authority with respect to the transactions contemplated hereby; provided, however, that any such notices furnished by the parties to one another may be redacted to the extent necessary to comply with applicable Law or to protect information protected by the attorney-client privilege or other privilege or the attorney work product doctrine; and provided, further, that competitively sensitive information may be provided on an “outside attorneys only” basis. Neither CPE or Crackle, on the one hand, nor CSSE, on the other hand, shall permit any of its officers or any other representatives or agents to participate in any meeting with any Governmental Authority with respect to any filings, investigation or other inquiry relating to the transactions contemplated hereby unless it consults with the other party in advance and, to the extent permitted by such Governmental Authority, gives the other party the opportunity to attend and participate thereat.
(f)   Subject to applicable Law and except as required by any Governmental Authority, neither CPE or Crackle, on one hand, nor CSSE, on the other hand, (i) shall enter into any agreement with any Governmental Authority not to consummate the transactions contemplated hereby without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned of delayed); or (ii) take any action that would be reasonably likely to prevent or materially delay the receipt of any Required Regulatory Approvals or Required Third-Party Consents.
(g)   Each party agrees that none of the other parties hereto shall have any liability whatsoever to such party arising out of or relating to the failure to obtain any Required Regulatory Approvals or Required Third-Party Consents or because of the termination of any Contract or Governmental Authorization as a result thereof or any Legal Proceeding commenced or threatened by or on behalf of any Person arising out of or relating to the failure to obtain any such approvals or consents or any such termination.
(h)   Notwithstanding anything to the contrary herein, in connection with the exercise of any reasonable commercial efforts, commercially reasonable efforts, reasonable best efforts or other standard of conduct pursuant to this Agreement, no party (nor any of their respective Affiliates) shall be required, in respect of any provision of this Agreement, to pay any fees, expenses or other amounts to any Governmental Authority or any party to any Contract (excluding, for the avoidance of doubt, ordinary course fees and expenses of their respective attorneys and advisors), commence or participate in any Legal Proceeding or offer or grant any accommodation (financial or otherwise) to any third party.
(i)   CSSE and CPE each agrees to provide such evidence, warranties and assurances as to financial capability, resources and creditworthiness as may be reasonably requested by any Governmental Authority or other third party whose consent or approval is sought in connection with the transactions contemplated hereby.
(j)   Within fifteen (15) days following delivery by Rosenfield & Co. or other auditors to CSSE of the final pro forma financial statements and financial statements for the Crackle VOD Business that are required to be filed under Item 9.01(b) of the amendment to the Current Report on Form 8-K required to be filed by CSSE with the SEC in connection with the transactions contemplated hereby (the “Required Crackle Financials”), CSSE shall file a preliminary proxy statement on Schedule 14A and notice of meeting with the SEC for a stockholders meeting at which, among other actions, CSSE shall propose that its stockholders approve, as required by the rules of the Nasdaq Stock Market, the exercisability of the CSSE Class III-B Warrants to the extent same would result in CPE holding more than 20% of CSSE’s outstanding common stock (the “Nasdaq Mandated Stockholder Approval”). CSSE shall promptly and timely respond to any and all comments issued by the SEC with respect to the preliminary proxy statement on Schedule 14A and shall thereafter promptly file a definitive proxy statement with the SEC and hold the stockholders meeting contemplated thereby within thirty (30) days of mailing such definitive proxy statement to the stockholders of CSSE. The board of directors of CSSE shall unanimously recommend in the proxy statement that its stockholders vote “FOR” the Nasdaq Mandated Stockholder Approval and the proxy statement shall note that CSS and its Affiliates have agreed to vote all of their Class A common stock and Class B common stock of CSSE “FOR” the Nasdaq Mandated Stockholder Approval pursuant to the Irrevocable CSS Proxy. Alternatively, upon receipt of the Required Crackle Financials, in lieu of calling and holding the stockholder meeting referred to above in this Section 5.3(j), CSSE may instead promptly, and in no event later than five (5) Business Days following receipt of the Required Crackle Financials, obtain the written consent of the holders of a majority of CSSE’s outstanding common stock approving the exercisability of the subject CSSE Class III-B Warrants and, in accordance with CSSE’s certificate of incorporation and bylaws and applicable Law (including the Delaware General Corporation Law), shall file a preliminary information statement on Schedule 14C with the SEC, promptly and timely respond to any and all comments issued by the SEC with respect thereto, and thereafter promptly file a definitive information statement on Schedule 14C notifying such stockholders of the approval of the Nasdaq Mandated Stockholder Approval and deliver same to its stockholders. CSSE shall give Crackle and its counsel and accountants the opportunity to participate in the preparation of the preliminary proxy statement on Schedule 14A, definitive proxy statement on Schedule 14A and/or information statement on Schedule 14C referred to above in this Section 5.3(j) (collectively, the “Statements”), or any amendment or supplement thereto. Crackle shall have the right to reasonably request that CSSE modify any information contained in a Statement, amendment and supplement thereto pertaining to Crackle and CSSE shall comply with such request; provided, however, that CSSE shall not have any obligation so to modify any information if doing so would cause the Statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. CSSE acknowledges and agrees that the shares of Class A common stock and Class B common stock represented by the Irrevocable CSS Proxy will represent at least a majority of the outstanding common stock entitled to vote and required to approve the exercisability of the subject CSSE Class III-B Warrants.
Section 5.4   Interim Operational Covenants of Crackle.   Except (A) as required by applicable Law or any Governmental Authority or Contract, (B) as otherwise contemplated hereby, or (C) as CSSE may consent, which consent shall not unreasonably be withheld, conditioned or delayed, during the period from the date hereof until the Closing Date:

(a)   Crackle shall use commercially reasonable efforts to conduct the Crackle VOD Business in the ordinary course. Notwithstanding the foregoing, in the event that a Crackle Material Adverse Effect occurs as a result of actions or omissions that Crackle would have been expected to take (or omit taking) in light of the competitive position and financial resources of Crackle, Crackle, in its reasonable discretion, may respond to such Crackle Material Adverse Effect by taking actions to remedy the Crackle Material Adverse Effect (and shall also promptly provide CSSE with notice of such actions, which notice shall describe such actions with reasonable particularity).
(b)   Crackle shall not, with respect to the Crackle VOD Business or the Crackle Contributed Assets, or to the extent it will affect the JV Entity post-Closing, and except as otherwise permitted pursuant to the terms of this Agreement:
(i)   terminate, enter into, establish, adopt, or materially amend any Benefit Plan or employment agreement, or materially increase the compensation of any of its Employees, other than, in any such case, (w) to the extent paid in cash prior to Closing, (x) in the ordinary course of business or to comply with applicable Laws, (y) in the case of new hires or promotions or (z) as required by any Benefit Plan or employment agreement in effect as of the date hereof;
(ii)   make any change in its material Tax elections or accounting methods, or enter into any closing agreement, settlement or compromise of any claim or assessment, in each case in respect of Taxes, or consent to any extension or waiver of any limitation period with respect to any claim or assessment for material Taxes;
(iii)   pledge, encumber or transfer any of its material assets, other than licenses and other transactions in the ordinary course of business; or
(iv)   enter into any Contract with respect to any of the foregoing.
Section 5.5   Interim Operational Covenants of the CSSE VOD Business.   Except (A) as required by applicable Law or any Governmental Authority or Contract, (B) as otherwise contemplated hereby, including the Required Distribution, (C) as CPE may consent, which consent shall not unreasonably be withheld, conditioned or delayed, or (D) tax distributions, during the period from the date hereof until the Closing Date:
(a)   CSSE shall use commercially reasonable efforts to conduct the CSSE VOD Business in the ordinary course. Notwithstanding the foregoing, in the event that a CSSE Material Adverse Event occurs as a result of actions or omissions that CSSE would have been expected to take (or omit taking) in light of the competitive position and financial resources of CSSE, CSSE, in its reasonable discretion, may respond to such CSSE Material Adverse Event by taking actions to remedy the (and shall also promptly provide CPE with notice of such actions, which notice shall describe such actions with reasonable particularity).
(b)   CSSE shall not, with respect to the CSSE VOD Business or the CSSE Contributed Assets, and except as otherwise permitted pursuant to the terms of this Agreement:
(i)   make any change in its material Tax elections or accounting methods, or enter into any closing agreement, settlement or compromise of any claim or assessment, in each case in respect of material Taxes, or consent to any extension or waiver of any limitation period with respect to any claim or assessment for Taxes;
(ii)   pledge, encumber or transfer any of its material assets, other than licenses and other transactions in the ordinary course of business; or
(iii)   enter into any Contract with respect to any of the foregoing.
Section 5.6   Public Disclosure; Confidentiality.
(a)   Notwithstanding anything to the contrary contained in this Agreement, except as may be required to comply with the requirements of any applicable Law (including any filing and disclosure requirements under the rules and regulations of the SEC, which CPE and Crackle shall be entitled to review and approve prior to any such filing, not to be unreasonably withheld, conditioned or delayed), from and after the date hereof, no party shall make any press release or similar public announcement or public communication relating to this Agreement unless specifically approved in advance by CSSE, Crackle and CPE, which approval shall not be unreasonably withheld, conditioned or delayed. Nothing contained in this Agreement will prohibit any advisor to Crackle from issuing or causing publication following the Closing of any tombstone or similar advertisement in customary form; provided, that no such tombstone or similar advertisement shall contain information regarding the value of cash and non-cash consideration paid to the parties pursuant to the terms of this Agreement.
(b)   From and after the date hereof, each of CSSE, Crackle and CPE shall, and shall cause each of their respective Affiliates to, keep confidential the terms and existence of this Agreement and the Transaction Documents, the negotiations relating thereto, and all confidential or proprietary information of the other party acquired by a party pursuant to or in the course of fulfilling its obligations under the Transaction Documents (collectively, the “Confidential Information”) except (i) to the extent that it is reasonably necessary to disclose the Confidential Information to obtain the regulatory approvals or third party consents, (ii) for disclosures otherwise made in satisfaction of any of the obligations under this Agreement, (iii) to the extent required by applicable Law (including any filing and disclosure requirements under the rules and regulations of the SEC), (iv) as made public prior to the date hereof by either party not in violation of this Agreement and (v) each of CSSE, Crackle and CPE may disclose such information to such Person’s equity holders (other than public equity holders) or Affiliates, and their respective Representatives but subject to the provisions of the Confidentiality Agreement.
(c)   The terms of the Confidentiality Agreement are hereby incorporated herein by reference and shall continue in full force and effect until the Closing, at which time the Confidentiality Agreement shall terminate. If this Agreement is terminated prior to the Closing, then the Confidentiality Agreement shall continue in full force and effect in accordance with its terms.
Section 5.7   Exclusive Dealing.
(a)   During the period from the date hereof through the Closing or the earlier termination of this Agreement, neither Crackle, CPE, nor any Affiliate thereof, nor any director, officer, manager, equity holder or employee of the foregoing, shall take any action to encourage, initiate or engage in discussions or negotiations with any Person, nor shall any of the foregoing make, consider or accept any offer (other than from CSSE and its Affiliates and Representatives), concerning any sale, license, pledge or transfer of the Crackle Contributed Assets, the Crackle VOD Business or Crackle (other than assets sold in the ordinary course of business), including, without limitation, by way of merger, purchase of stock, purchase of assets, tender offer or consolidation. Notwithstanding the foregoing, the parties acknowledge and agree that nothing in this Section 5.7(a) shall in any way limit the right of CPE, or any Affiliate of CPE (other than Crackle), or any division of CPE or any Affiliate of CPE (other than Crackle), from pursuing any merger, consolidation, license, pledge, or sale of all or a substantial portion of its assets or equity, or any similar transaction, whether or not such proposed transaction would result indirectly in the sale and transfer in such transaction of the Crackle VOD Business or the Crackle Contributed Assets.
(b)   During the period from the date hereof through the Closing or the earlier termination of this Agreement, neither CSSE or any Affiliate thereof, nor any director, officer, manager, equity holder or employee of the foregoing, shall take any action to encourage, initiate or engage in discussions or negotiations with any Person, nor shall any of the foregoing make, consider or accept any offer (other than from CPE and its Affiliates and Representatives), concerning any sale, license, pledge or transfer of the CSSE Contributed Assets or the CSSE VOD Business (other than assets sold in the ordinary course of business), including, without limitation, by way of merger, purchase of stock, purchase of assets, tender offer or consolidation. Notwithstanding the foregoing, the parties acknowledge and agree that nothing in this Section 5.7(b) shall in any way limit the right of CSSE or any Affiliate of CSSE from pursuing any merger, consolidation, license, pledge, or sale of all or a substantial portion of its assets (other than a direct sale by CSSE of the CSSE Contributed Assets) or equity, or any similar transaction, whether or not such proposed transaction would result indirectly in the sale and transfer in such transaction of the CSSE VOD Business or the CSSE Contributed Assets.

Section 5.8   [Reserved].
Section 5.9   CPE Access to Records and Employees after Closing.
(a)   For a period of six (6) years after the Closing Date, regardless of whether it is a member of the JV Entity, CPE and its Representatives shall have reasonable access to all of the books and records of the JV Entity that comprise a portion of the Crackle Contributed Assets, to the extent that such access may reasonably be required in connection with matters relating to or affected by the operations of Crackle or the Crackle Contributed Assets prior to the Closing Date, including the preparation of CPE’s or Crackle’s financial reports or Tax Returns, any Tax audits, the defense or prosecution of Legal Proceedings, and any other reasonable need of CPE to consult such books and records. Such access shall be afforded by the JV Entity upon receipt of reasonable advance notice and during normal business hours. If any such books or records, or any other documents which CPE has the right to have access to pursuant to this Section 5.9(a) are produced by the JV Entity or its Affiliates, to an actual or potentially adverse party (e.g., in litigation or in connection with a government investigation), the JV Entity shall endeavor to immediately make all such books, records and/or documents produced available for inspection and copying by CPE concurrently with the production of such books, records and/or documents. In addition, if the JV Entity or its Affiliates, shall desire to dispose of any of such books or records prior to the expiration of such six (6) year period, the JV Entity shall, prior to such disposition, give CPE a reasonable opportunity to segregate and remove such books and records as CPE may select. The JV Entity shall provide to CPE or any of its Representatives so requesting, reasonable assistance, at CPE’s expense, by providing employees of the JV Entity to act as witnesses and preparing documents, reports and other information requested by CPE or such Representative in support of the activities described in this Section 5.9(a).
(b)   CPE may retain copies of any Contracts, documents or records of Crackle: (i) for archival purposes, (ii) which relate to properties or activities of CPE, (iii) which are required to be retained pursuant to any legal requirement or are subject to the attorney-client privilege, or (iv) for financial reporting purposes, for Tax purposes or for legal defense or prosecution purposes. The JV Entity shall promptly forward to CPE (and shall not review to the extent possible) any telephone calls and any email, facsimile or other communication that the JV Entity receives that is intended for CPE.
Section 5.10   CSSE Access to Records and Employees after Closing.
(a)   For a period of six (6) years after the Closing Date, regardless of whether it is a member of the JV Entity, CSSE and its Representatives shall have reasonable access to all of the books and records of the JV Entity that comprise a portion of the CSSE Contributed Assets, to the extent that such access may reasonably be required in connection with matters relating to or affected by the operations of CSSE or the CSSE Contributed Assets prior to the Closing Date, including the preparation of CSSE’s financial reports or Tax Returns, any Tax audits, the defense or prosecution of Legal Proceedings, and any other reasonable need of CSSE to consult such books and records. Such access shall be afforded by the JV Entity upon receipt of reasonable advance notice and during normal business hours. If any such books or records, or any other documents which CSSE has the right to have access to pursuant to this Section 5.10(a) are produced by the JV Entity or its Affiliates to an actual or potentially adverse party (e.g., in litigation or in connection with a government investigation), the JV Entity shall endeavor to immediately make all such books, records and/or documents produced available for inspection and copying by CSSE concurrently with the production of such books, records and/or documents. In addition, if the JV Entity or any of its Affiliates, shall desire to dispose of any of such books or records prior to the expiration of such ten (10) year period, the JV Entity shall, prior to such disposition, give CSSE a reasonable opportunity to segregate and remove such books and records as CSSE may select. The JV Entity shall provide to CSSE or any of its Representatives so requesting, reasonable assistance, at CSSE’s expense, by providing employees of the JV Entity to act as witnesses and preparing documents, reports and other information requested by CPE or such Representative in support of the activities described in this Section 5.10(a).
(b)   CSSE may retain copies of any Contracts, documents or records of CSSE: (i) for archival purposes, (ii) which relate to properties or activities of CSSE, (iii) which are required to be retained pursuant to any legal requirement or are subject to the attorney-client privilege, or (iv) for financial reporting purposes, for Tax purposes or for legal defense or prosecution purposes. The JV Entity shall promptly forward to CSSE (and shall not review to the extent possible) any telephone calls and any email, facsimile or other communication that the JV Entity receives that is intended for CSSE.
Section 5.11   Employment Matters.
(a)   At Closing, Crackle shall facilitate the transfer and the employment by the JV Entity of the Employees employed by Crackle, CPE or another Affiliate thereof that are providing services in connection with the Crackle VOD Business, all of which are set forth on Schedule 5.11(a) (“Existing Crackle Employees”), and the JV Entity shall (i) assume, and thereafter perform, all obligations of Crackle (or its applicable Affiliate) under each Employment Agreement Employee’s employment agreement (each, a “Crackle Employment Agreement”), and (ii) offer to each Existing Crackle Employee not party to an employment agreement at Closing (an “Other Employee”), effective as of Closing, terms and conditions of employment, including with respect to location, role, position, and base pay that are substantially equivalent in terms of location, role, position, and base pay as was provided by Crackle or any of its Affiliates to Existing Employees immediately prior to Closing (“Substantially Similar Terms”); provided, however, that the JV Entity may offer any such Other Employee terms and conditions of employment which are lesser than Substantially Similar Terms, but in the event that such Other Employee does not accept such employment offer, he or she shall be deemed to have been terminated by the JV Entity without cause (a “JV Terminated Employee”), and the JV Entity shall have the liability for (or reimburse Crackle for, as the case may be) payment of severance (in accordance with the JV Entity Severance Policy) and provision of related benefits to such JV Terminated Employee. The offer of employment required by this Section 5.11(a) shall be delivered to each Other Employee by CSSE on behalf of the JV Entity in writing prior to the Closing Date and shall be conditioned upon and effective at Closing. Prior to the delivery of the employment offer to the Other Employees, CSSE shall provide to Crackle for its reasonable and timely review a draft of the form of offer of employment to be made to such employees. Each Employment Agreement Employee shall be notified in writing by Crackle of the transfer of his or her Crackle Employment Agreement prior to the Closing Date, which transfer shall be conditioned upon and effective at Closing. Each Other Employee who accepts the JV Entity’s offer of employment, and each Employment Agreement Employee whose employment agreement is transferred to the JV Entity at Closing, shall be referred to herein as a “Transferred Employee.” After the date hereof, CPE and Crackle shall promptly provide to CSSE all information requested by CSSE that is or will be reasonably necessary for the JV Entity to comply with its obligations with respect to the Transferred Employees under this Section 5.11(a) and the other provisions of this Section 5.11. Such obligations include, without limitation, those arising under the Older Workers Benefit Protection Act and information that must be supplied when any terminated employees are part of a reduction in force.
(b)   For purposes of any notice, retention, severance, retrenchment or termination of any benefit plan, program, policy, agreement or arrangement, the parties to this Agreement intend that the transactions contemplated by this Agreement shall not constitute a severance of employment of any Existing Crackle Employee or Transferred Employee prior to or upon the consummation of the transactions contemplated hereby, so that (i) Transferred Employees will be offered continuous and uninterrupted employment immediately before, during and immediately following the Closing, and (ii) Existing Crackle Employees who received an offer of employment which contained Substantially Similar Terms but who rejected such offer will be offered continuous and uninterrupted employment after closing with Crackle (or an Affiliate thereof) or terminated by Crackle (or an Affiliate thereof), at its sole expense, and in its sole discretion. The JV Entity shall retain and be solely responsible for all liabilities in respect of claims made by any Transferred Employee or JV Terminated Employee for any notice, retention, severance, retrenchment, termination pay or other benefits arising from any action or inaction of the JV Entity after Closing (including claims for constructive dismissal, termination indemnities, any damages arising from a breach of such Transferred Employee’s employment contract, and any payments required to be made under any applicable law in respect of the termination of the Employee’s employment). Crackle similarly shall be responsible for all such liabilities in respect to Existing Crackle Employees who received an offer of employment which contained Substantially Similar Terms and who rejected such offer.

(c)   Effective as of the Closing, subject to Section 5.11(c), below, each Transferred Employee shall cease to actively participate in (including eligibility to contribute to) and accrue benefits under all Crackle Benefit Plans. After the Closing Date, the JV Entity shall cooperate with Crackle to provide each other with such current information regarding the Transferred Employees on an ongoing basis as may be necessary to facilitate determinations of eligibility for, and payments of benefits to, the Transferred Employees under any applicable Benefit Plans that continue to be maintained by CPE or Crackle or any of their Affiliates.
(d)   [Reserved].
(e)   For all purposes (including purposes of vesting, eligibility to participate and level of benefits, but excluding defined benefit pension plans) under the employee benefit plans pursuant to which the JV Entity provides benefits to any Transferred Employee after the Closing (the “New Plans”), each Transferred Employee shall be credited with his or her years of service with the JV Entity, to the same extent as such Transferred Employee was entitled, before the Closing, to credit for service with Crackle under any similar Benefit Plan in which such Transferred Employee participated or was eligible to participate immediately prior to the Closing; provided, however, the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, the JV Entity shall use best efforts to ensure that (i) each Transferred Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is replacing coverage under a Benefit Plan in which such Transferred Employee participated immediately before the Closing (such plans, collectively, the “Old Plans”) and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Transferred Employee, the JV Entity shall cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the comparable Old Plans in which such employee participated immediately prior to the Closing. The JV Entity shall cause eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plans ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under the New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
(f)   With respect to Existing Crackle Employees:
(i)   Crackle shall retain the obligation to provide health continuation coverage required by Section 4980B of the Code (“COBRA”) under a Benefit Plan with respect to any Employee and his or her “qualified beneficiaries” (as defined in Section 4980B(g)(1) of the Code) who experience a “qualifying event” (as defined in Section 4980B(f)(3) of the Code) prior to the Closing Date, and the JV Entity shall assume the obligation to provide health continuation coverage required by COBRA under a New Plan with respect to any Transferred Employee or JV Terminated Employee and his or her qualified beneficiaries (as defined in Section 4980B(g)(1) of the Code) who experience a “qualifying event” (as defined in Section 4980B(f)(3) of the Code) on or after the Closing Date.
(ii)   Effective on the Closing Date, the JV Entity shall provide to the Transferred Employees the right to participate in a tax-qualified “401(k)” plan sponsored, established or maintained by the JV Entity (the “JV Entity 401(k) Plan”). Each Transferred Employee who, prior to the Closing, participated in a 401(k) plan sponsored or maintained by Crackle or any of its Affiliates (the “Crackle 401(k) Plan”) shall be given the opportunity by Crackle as soon as administratively practicable after the Closing Date to receive a distribution of his or her account balance under the Crackle 401(k) Plan (in cash, but also including any promissory notes for associated participant loans) and by the JV Entity to elect to roll over such account into the JV Entity 401(k) Plan.

(g)   The JV Entity shall assume and honor under substantially equivalent terms to those currently provided by Crackle, all vacation, sick leave and other personal time off accrued and unused as of the Closing of each Transferred Employee. Thereafter, such accrued and unused time shall be subject to the vacation, sick leave and other personal time-off policies of the JV Entity applicable to the respective Transferred Employee, consistent with this Section 5.11.
(h)   Crackle and its Affiliates shall be solely responsible for workers’ compensation obligations by or with respect to any Transferred Employee that are incurred prior to the Closing and the JV Entity and its Affiliates (excluding Crackle) shall be solely responsible for workers’ compensation by or with respect to any Transferred Employee that are incurred on or after the Closing. Crackle also shall be responsible for such post-Closing obligations regarding Existing Crackle Employees who received an offer of employment which contained Substantially Similar Terms and who rejected such offer. For purposes of this Section 5.11(h) a workers’ compensation claim shall be considered incurred before the Closing if the injury or condition giving rise to the claim occurs before the Closing. Crackle acknowledges and agrees that, unless otherwise provided under applicable Law, Benefit Plans that provide group health benefits shall be solely responsible for health benefit claims incurred by Transferred Employees before the Closing and JV entity shall be responsible for all health benefit claims incurred by Transferred Employees on or following Closing. A health benefit claim shall be considered incurred before the Closing if rendering of the health service occurs before Closing.
(i)   Notwithstanding anything to the contrary contained herein, at Closing, the JV Entity shall adopt a severance policy (the “JV Severance Policy”) applicable to Existing Crackle Employees (including JV Terminated Employees and Transferred Employees) with respect to any termination of any such Existing Crackle Employee at Closing, or, in the case of Transferred Employees, at any time during the period commencing on the Closing Date and ending on the ninety first (91st) day following the Closing Date. The JV Severance Policy shall provide for severance benefits equivalent in value, including all payment obligations, to Crackle’s existing severance policy (inclusive of the payment of base salary, COBRA reimbursement and third party recruiting/placement services, but not bonuses); provided, however, the JV Severance Policy may provide that terminated Transferred Employees receive staggered severance payments rather than lump sum payments. The JV Entity shall reimburse CPE, or any Affiliate thereof, promptly upon written request therefore, for any COBRA provided to a JV Terminated Employee or a Transferred Employee under a Crackle Benefit Plan, or any other Benefit Plan maintained by CPE or any Affiliate thereof. The JV Severance Policy shall condition all payments and benefits on execution by any terminated Transferred Employee or JV Terminated Employee of a separation agreement and release in favor of the JV Entity, Crackle and CSSE, in form and substance reasonably satisfactory to counsel for the JV Entity. The form of separation agreement counsel for the JV Entity prepares will not reduce any payments or benefits that, pursuant to this Agreement, the JV Entity undertakes to offer to each contemplated Transferred Employee. The JV Entity Severance Policy shall not permit termination of severance payments to any terminated Transferred Employee or JV Terminated Employee because such employee finds other employment. Crackle shall remain responsible for payment to all Existing Crackle Employees of all year-end bonuses for the fiscal year ending March 31, 2019, and Crackle shall pay same as and when due and the same shall be payable in accordance with Crackle’s and its Affiliates’ internal policies. With respect to any Transferred Employee, the payment of such bonus shall be subject to his or her continued employment with the JV Entity through the date such payments are due.
(j)   In the event of a conflict between this Section 5.11 and any employee-related Benefit Plan, program, arrangement, contract or practice of the JV Entity, this Section 5.11 shall control.
Section 5.12   Tax Matters.
(a)   The parties shall cooperate (and cause their respective Affiliates to cooperate) fully, as and to the extent reasonably requested by the other parties, in connection with the preparation and filing of Tax Returns and any Tax audit, litigation or other proceeding with respect to Taxes and payments in respect thereof. Such cooperation shall include the retention and (upon the other parties’ request) the provision of records and information which are reasonably relevant to any such Tax audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The JV Entity, CPE, Crackle and CSSE shall retain all books and records with respect to their respective Tax matters relating to any taxable period beginning before the Closing Date until six (6) months after the expiration of the statute of limitations (and, to the extent notified by the JV Entity, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any Governmental Authority. Each of the parties shall furnish the other parties with copies of all relevant correspondence received from any Governmental Authority in connection with any Tax audit or information request with respect to any Taxes for which any other party may have an indemnification obligation under this Agreement. Each party, upon request of another party, agrees to provide such other party with all information that either party may be required to report pursuant to the Code and all Treasury Regulations promulgated thereunder. Notwithstanding any provision of this Agreement, neither CPE and Crackle, on the one hand, nor CSSE, on the other hand, shall be required to disclose any consolidated, combined, unitary or similar income Tax Return of which it or its Affiliates is the common parent or any other information relating to Taxes or Tax Returns other than information relating solely to Crackle, the Crackle Contributed Assets, the Crackle Assumed Liabilities, or the Crackle VOD Business, in the case of CPE, and Crackle, and the CSSE Contributed Assets, the CSSE Assumed Liabilities, or the CSSE VOD Business, in the case of CSSE.
(b)   The JV Entity shall pay all transfer, documentary, sales, use, value-added, gross receipts, stamp, registration, or other similar transfer taxes (“Transfer Taxes”) incurred in connection with the consummation of the transactions contemplated by this Agreement when due, and the JV Entity will file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and if required by applicable Law, the other applicable parties hereunder will join in the execution of any such Tax Returns and other documentation. The parties hereto shall cooperate to minimize or avoid any such Transfer Taxes that might be imposed to the extent permitted by applicable Law.
(c)   Tax Prorations.
(i)   Any real property, personal property, or similar Taxes applicable to the Crackle Contributed Assets and the Crackle Assumed Liabilities for a taxable period that includes but does not end on the Closing Date shall be paid by Crackle or the JV Entity, as applicable, and such Taxes shall be apportioned between Crackle and the JV Entity based on the number of days in the portion of the taxable period that ends on and includes the Closing Date (the “Crackle Pre-Closing Apportioned Taxes”) and the number of days in the entire taxable period. Crackle shall pay to the JV Entity an amount equal to any such Taxes payable by the JV Entity which are attributable to the Crackle Pre-Closing Apportioned Taxes, and the JV Entity shall pay to Crackle an amount equal to any such Taxes payable by Crackle which are not attributable to the Crackle Pre-Closing Apportioned Taxes. Such payments shall be made on or prior to the Closing Date or, if later, on the date such Taxes are due (or thereafter, promptly after request by the JV Entity or Crackle if such Taxes are not identified by the JV Entity or Crackle on or prior to the Closing Date).
(ii)   Any real property, personal property, or similar Taxes applicable to the CSSE Contributed Assets and the CSSE Assumed Liabilities for a taxable period that includes but does not end on the Closing Date shall be paid by CSSE or the JV Entity, as applicable, and such Taxes shall be apportioned between CSSE and the JV Entity based on the number of days in the portion of the taxable period that ends on and includes the Closing Date (the “CSSE Pre-Closing Apportioned Taxes”) and the number of days in the entire taxable period. CSSE shall pay to the JV Entity an amount equal to any such Taxes payable by the JV Entity which are attributable to the CSSE Pre-Closing Apportioned Taxes, and the JV Entity shall pay to CSSE an amount equal to any such Taxes payable by CSSE which are not attributable to the CSSE Pre-Closing Apportioned Taxes. Such payments shall be made on or prior to the Closing Date or, if later, on the date such Taxes are due (or thereafter, promptly after request by the JV Entity or CSSE if such Taxes are not identified by the JV Entity or CSSE on or prior to the Closing Date).
(d)   For U.S. federal and applicable state and local income Tax purposes, Crackle, CSSE, the JV Entity, and their respective Affiliates, agree to treat the contributions of the Crackle Contributed Assets and the CSSE Contributed Assets as tax-deferred contributions. The Crackle Contributed

Assets shall be contributed to the JV Entity in exchange for the Crackle JV Interest and the CSSE Contributed Assets shall be contributed to the JV Entity in exchange for the CSSE JV Interest, in each case, which Crackle, CSSE, the JV Entity, and their respective affiliates agree shall be treated as tax-deferred contributions pursuant to Section 721 of the Code (and any corresponding or similar provision of state, local, or foreign income Tax Law). CSSE is deemed to issue the Class I Warrants, the Class II Warrants, the Class III-A Warrants and the Class III-B Warrants as an inducement to CPE to enter into the transaction. Each of Crackle, CSSE, the JV Entity, and their respective affiliates agree to report, act, and file all Tax Returns in all respects and for all purposes in a manner consistent with this Section 5.12(d).
Section 5.13   Further Assurances.
(a)   After Closing and without additional consideration, (i) Crackle and CPE will execute and deliver to CSSE and the JV Entity such further instruments and certificates of conveyance and transfer as CSSE may reasonably request in order to more effectively convey and transfer the Crackle Contributed Assets from Crackle to the JV Entity; (ii) CSSE will execute and deliver to CPE and the JV Entity such further instruments and certificates of conveyance and transfer as CPE may reasonably request in order to more effectively convey and transfer the CSSE Contributed Assets from CSSE to the JV Entity; and (iii) each of the parties will use commercially reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and execute and deliver such documents and other papers as may be required to carry out the provisions of this Agreement and the Transaction Documents and consummate and make effective the transactions contemplated by this Agreement and the Transaction Documents.
(b)   Without limiting the generality of Section 5.13(a), above, to the extent that, following Closing, CSSE and CPE mutually determine in good faith that:
(i)   any asset of Crackle that was intended to be transferred pursuant to this Agreement was not transferred on the Closing Date (such asset, an “Omitted Crackle Asset”), then, without additional consideration, Crackle will use commercially reasonable efforts (including with respect to procuring any required consent, waiver or approval of any Person) to promptly assign and transfer to the JV Entity all right, title and interest in such Omitted Crackle Asset; and
(ii)   any asset of CSSE that was intended to be transferred pursuant to this Agreement was not transferred on the Closing Date (such asset, an “Omitted CSSE Asset”), then, without additional consideration, CSSE will use commercially reasonable efforts (including with respect to procuring any required consent, waiver or approval of any Person), promptly assign and transfer to the JV Entity all right, title and interest in such Omitted CSSE Asset.
(c)   If, after the Closing, (i) the JV Entity or, (ii) solely with respect to determinations respecting the CSSE Contributed Assets, CPE, or (iii) solely with respect to determinations respecting the Crackle Contributed Assets, CSSE determines in good faith that any consent, approval or notice is required in connection with the transactions contemplated hereby that was not obtained or made, as applicable, at or prior to the Closing, then the parties hereto will cooperate and use commercially reasonable efforts to obtain or make, as applicable, such consent, approval or notice, and the party that would have been responsible for delivering such consent had same been identified prior to Closing shall pay all fees, costs or expenses incurred in connection therewith.
(d)   Without limiting the generality of Section 5.13(a), above, to the extent that, following Closing, CSSE and CPE mutually determine in good faith that:
(i)   any asset of Crackle that was not intended to be transferred pursuant to this Agreement was instead transferred on the Closing Date (such asset, an “Erroneous Crackle Asset”), or that any Assumed Crackle Liability which was intended to be assumed by the JV Entity pursuant to this Agreement was not effectively assumed (“Omitted Crackle Liability”) then, without additional consideration, the JV Entity will promptly assign and transfer back to Crackle (or, to the extent that Crackle has been liquidated or dissolved, to CPE) all right, title and interest in such Erroneous Crackle Asset or assume in all respects such Omitted Crackle Liability, as the case may be; and

(ii)   any asset of CSSE that was not intended to be transferred pursuant to this Agreement was instead transferred on the Closing Date (such asset, an “Erroneous CSSE Asset”), or that any Assumed CSSE Liability which was intended to be assumed by the JV Entity pursuant to this Agreement was not effectively assumed (“Omitted CSSE Liability”) then, without additional consideration, the JV Entity will promptly assign and transfer back to CSSE all right, title and interest in such Erroneous CSSE Asset or assume in all respects such Omitted CSSE Liability, as the case may be.
Section 5.14   [Reserved].
Section 5.15   Patent License.
(a)   As of the Closing Date, and conditioned upon the Closing, Crackle hereby grants to the JV Entity an exclusive, non-transferrable, perpetual, irrevocable, royalty-free license (the “Patent License Grant”), under each of the Excluded Patents to make, use, sell, and have made, used, and sold, products and services covered by a claim in an Excluded Patent. For the avoidance of doubt, Crackle and each of Crackle’s Affiliates do not grant any license to any other Patent. Furthermore, the Patent License Grant does not include any right to sublicense other than to contractors or third parties acting for and on behalf of the JV Entity.
(b)   Notwithstanding the other provisions of this Agreement, Crackle shall have the right to terminate the Patent License Grant upon written notice to the JV Entity if  (i) the JV Entity Asserts any Patent Claim against Crackle or any of its Affiliates (or their, direct or indirect, customers, distributors, agents, and contractors), and (ii) the JV Entity does not withdraw or dismiss such Patent Claim within ten (10) court days following written notice thereof from Crackle or any of its Affiliates.
(c)   Notwithstanding the other provisions of this Agreement, Crackle shall have the right to terminate the Patent License Grant upon written notice to the JV Entity if the JV Entity challenges, or assists any third party in challenging, the validity or enforceability of any Excluded Patent or any claim of an Excluded Patent.
Section 5.16   Data Access.   For so long as Crackle (together with its Affiliates) owns any of the Crackle JV Interest or any of the Common Units into which the Crackle JV Interest may be converted, or fifty percent (50%) or more of the shares of CSSE Preferred Shares into which the Crackle JV Interest may be converted (such period being the “User Data Sharing Period”), and subject to all applicable local, state, federal and international privacy laws and regulations as same are amended, modified, introduced or implemented from time to time, the JV Entity shall provide Crackle and its Affiliates with access to and a copy of all of the consumer user data generated or collected by the JV Entity. At or promptly following Closing, and during the User Data Sharing Period, the JV Entity shall adopt (subject to Crackle’s review and approval) and maintain appropriate privacy disclosure policies that allow for such sharing and use of same by Crackle and its Affiliates as contemplated hereby, including as may be necessary under Applicable Privacy Laws or otherwise advisable, by updating the JV Entity’s privacy policies to disclose such sharing to end users and to obtain end user consent to such sharing. The JV Entity hereby grants Crackle and its Affiliates a perpetual, royalty-free license to use, copy and store all consumer user data provided by the JV Entity to Crackle during the User Data Sharing Period, and to combine such data with other data, for all lawful commercial purposes, including marketing and advertising.
Section 5.17   Additional Registration Rights.   It is acknowledged and agreed by CSSE that under the terms of the JV Operating Agreement, Crackle may elect to convert the Crackle JV Interest into CSSE Preferred Shares. In the event Crackle elects to convert the Crackle JV Interest into CSSE Preferred Shares, it is agreed that Crackle shall have the registration rights set forth in the Registration Rights Agreement.
Section 5.18   Crackle Wind-Down Period.   During the ninety (90) Business Day period following the Closing Date (the “Crackle Wind-Down Period”), subject to the terms of this Section 5.18, Crackle shall use commercially reasonable efforts, at its sole election, with respect to each Crackle Subsidiary, to either (a) initiate the process to cause such Person to change its registered name in each of its jurisdictions of formation and qualification to names that do not include the word “Crackle”, or (b) cause such Person to commence winding-up, liquidating, and dissolving. On or before the last day of the Crackle Wind-Down Period, each Crackle Subsidiary shall use commercially reasonable efforts to remove, or cause the removal of, all references to the Crackle trademark or logo from all assets (including all websites and marketing materials) of it and its Affiliates. Notwithstanding the foregoing, the parties hereto acknowledge and agree that (i) neither Crackle nor any Affiliate of Crackle shall be obligated to remove the Crackle trademark or logo from any video content comprising part of the Originals Business if such video content existed, and bore the Crackle trademark or logo, as of the Closing Date and (ii) no Person shall be obligated to remove the Crackle trademark or logo from any merchandise or products if and to the extent such merchandise or products were in existence as of the Closing Date. The JV Entity hereby covenants and agrees that it shall not contest Crackle’s and its Affiliates’ right to use the Crackle trademark or logo pursuant to and in accordance with this Section 5.18.
ARTICLE 6
CONDITIONS TO CLOSING
Section 6.1   Conditions to Mutual Obligations.   The respective obligations of the parties to consummate the Closing are subject to the satisfaction or waiver, at or prior to the Closing, of each of the following conditions:
(a)   Required Regulatory Approvals.   The Required Regulatory Approvals shall have been obtained.
(b)   No Injunction.   No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation or Order (whether temporary, preliminary or permanent) that prohibits or makes illegal the consummation of the transactions contemplated hereby and such statute, rule, regulation, judgment, decree, injunction or other order is in effect.
Section 6.2   Conditions to Obligations of CSSE.   The obligations of CSSE to consummate the Closing are also subject to the satisfaction or waiver by CSSE in its sole discretion, at or prior to the Closing, of each of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of CPE set forth in ARTICLE 2 and ARTICLE 3 shall be true and correct as of the Closing Date as though made on and as of the Closing Date, except (i) that representations and warranties that are made as of a specific date need be true and correct only as of such date and (ii) for breaches and inaccuracies the effect of which would not, individually or in the aggregate, have a Material Adverse Effect.
(b)   Performance of Obligations.   CPE and Crackle shall have performed or caused to be performed in all material respects all obligations that are required to be performed by them at or prior to the Closing Date.
(c)   Officer’s Certificate.   CSSE shall have received from Crackle a certificate of an authorized officer of Crackle certifying that the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied.
(d)   Crackle Material Adverse Effect.   Since the date hereof, no Crackle Material Adverse Effect shall have occurred.
(e)   Consents.   The Required Third-Party Consents relating to the Crackle Contributed Assets shall have been obtained.
Section 6.3   Conditions to Obligations of CPE and Crackle.   The obligations of CPE and Crackle to consummate the Closing are also subject to the satisfaction or waiver by CPE in its sole discretion, at or prior to the Closing, of each of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of CSSE set forth in ARTICLE 4 shall be true and correct as of the Closing Date as though made on and as of the Closing Date, except (i) that representations and warranties that are made as of a specific date need be true and correct only as of such date and (ii) for breaches and inaccuracies the effect of which would not, individually or in the aggregate, have a Material Adverse Effect.

(b)   Performance of Obligations.   CSSE shall have performed in all material respects all obligations that are required to be performed by it under this Agreement at or prior to the Closing Date.
(c)   Officer’s Certificate.   CPE shall have received from CSSE a certificate of an authorized officer of CSSE certifying that the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied.
(d)   CSSE Material Adverse Effect.   Since the date hereof, no CSSE Material Adverse Effect shall have occurred.
(e)   Consents.   The Required Third-Party Consents relating to the CSSE Contributed Assets shall have been obtained.
Section 6.4   Frustration of Closing Conditions.   No party may rely upon the failure of any condition set forth in this Section 6.4 to be satisfied if such failure was caused by such party’s failure to act in good faith or to comply in any material respect with its obligations hereunder.
Section 6.5   Waiver of Closing Conditions.   Upon the occurrence of the Closing, any condition set forth in this Section 6.5 that was not satisfied as of the Closing shall be deemed to be have been waived as of and from the Closing.
ARTICLE 7
INDEMNIFICATION
Section 7.1   Survival.
(a)   The representations and warranties contained herein or in any certificate delivered by a party at the Closing pursuant hereto shall survive the Closing and will continue in full force and effect for a period from the date hereof until the first (1st) anniversary of the Closing (the “General Survival Date”); provided, however, that the representations and warranties contained in Section 2.1 (Authority and Enforceability), Section 3.1 (Organization and Power), Section 3.2 (Authority and Enforceability), Section 3.9 (Taxes), Section 3.23 (Brokers’ Fees), Section 4.1 (Organization and Power), Section 4.2 (Authority and Enforceability), Section 4.8 (Taxes), and Section 4.22 (Brokers’ Fees), (collectively, the “Fundamental Representations”) shall survive the Closing and will continue in full force and effect for a period from the date hereof until the date that is the earlier of  (i) five (5) years from the Closing Date and (ii) the date of the expiration of the applicable statute of limitations (including any extensions thereof, whether automatic or permissive), except that the representations and warranties contained in Section 3.9 (Taxes) and Section 4.8 (Taxes) shall survive and continue until six (6) months after the date of the expiration of the applicable statute of limitations (all of the foregoing the “Fundamental Survival Date”; the General Survival Date or the Fundamental Survival Date, as applicable, each a “Survival Date”). None of the covenants or other agreements contained in this Agreement shall survive the Closing other than those which by their terms contemplate performance after the Closing, and each such surviving covenant and agreement shall survive the Closing for the period contemplated by its terms.
(b)   No Indemnified Person shall be entitled to make any claim in respect of any representation, warranty, covenant or agreement after the expiration of its applicable Survival Date, except that any bona fide claim initiated by an Indemnified Person prior to the expiration of the applicable Survival Date in accordance with the provisions hereof with respect to Losses incurred prior thereto shall survive until it is settled or resolved pursuant to this Agreement to the extent that an Indemnified Person provides written notice of such breach or inaccuracy (which notice shall describe the applicable breach or inaccuracy in reasonable detail, include copies of all available material written evidence thereof and indicate the estimated amount, if reasonably practicable, of Losses that have been or may be sustained by the applicable Indemnified Person in connection therewith) to the party to provide indemnity prior to the applicable Survival Date.
Section 7.2   Indemnification by CPE.   Subject to the terms of this Section 7.2, from and after the Closing, CPE shall indemnify CSSE, its Affiliates (including the JV Entity) and their respective officers, directors, shareholders, members, employees, successors and permitted assigns (collectively, the “CSSE

Indemnified Persons”) and hold them harmless from and against any and all Losses incurred or suffered by a CSSE Indemnified Person resulting from or arising out of:
(a)   any breach or inaccuracy of any representation or warranty made by CPE in this Agreement or in any certificate delivered by CPE at the Closing pursuant hereto;
(b)   any breach of any covenant or agreement (if to be performed following the Closing) of CPE or Crackle contained in this Agreement;
(c)   any claim against a CSSE Indemnified Person arising under the federal WARN Act or the California WARN Act (collectively, “WARN Liability”) if the CSSE Indemnified Person incurs such WARN Liability as a result of a termination or terminations by Crackle or CPE of an Existing Crackle Employee on or after the Closing Date, or within ninety-one (91) days prior to the Closing Date (each a “CPE Termination); and
(d)   any Taxes with respect to Crackle, the Crackle Contributed Assets or the Crackle VOD Business for any Pre-Closing Tax Period; and
(e)   any Excluded Crackle Liabilities.
Section 7.3   Indemnification by CSSE.   Subject to the terms of this Section 7.3, from and after the Closing, CSSE shall indemnify CPE and its Affiliates (excluding NMS) and the JV Entity, and their respective officers, directors, shareholders, members, employees, successors and permitted assigns (collectively, the “CPE Indemnified Persons” and with the CSSE Indemnified Persons, the “Indemnified Persons”) and hold them harmless from and against any and all Losses incurred or suffered by a CPE Indemnified Person resulting from or arising out of:
(a)   any breach or inaccuracy of any representation or warranty made by CSSE in this Agreement or in any certificate delivered by CSSE at the Closing pursuant hereto;
(b)   any breach of any covenant or agreement (if to be performed following the Closing) of CSSE or the JV Entity contained in this Agreement;
(c)   any claim against a CPE Indemnified Person for WARN Liability if the CPE Indemnified Person incurs such WARN Liability solely as a result of a JV Entity termination or terminations on or after the Closing Date without taking into account any act or omission of any other person or entity;
(d)   any misclassification of an independent contractor included within the CSSE Contributed Assets (whether incurred in connection with such independent contractor’s misclassification prior to or after the Closing Date);
(e)   any amounts owed by the JV Entity pursuant to Section 1.2(c) that remain unpaid when due thereunder;
(f)   any Taxes with respect to the CSSE Contributed Assets or the CSSE VOD Business for any Pre-Closing Tax Period; and
(g)   any CSSE Excluded Liabilities.
Section 7.4   Limitations on Indemnification.
(a)   CPE shall have no liability pursuant to Section 7.2(a) (i) with respect to Losses for an individual claim if the amount of such Losses do not exceed two hundred and fifty thousand Dollars ($250,000), (ii) except to the extent the aggregate amount of Losses indemnifiable pursuant to such Section exceeds seven hundred and fifty thousand Dollars ($750,000) (the “Basket”), and then only in respect of such excess and subject to the other limitations herein provided; provided, however, that such limitation shall not apply to any breach or inaccuracy of any Fundamental Representation or breach or inaccuracy of any representation or warranty based on Fraud by CPE, and (iii) in an aggregate amount greater than (A) Four Million Dollars ($4,000,000), or (B) solely resulting from a breach or inaccuracy of any Fundamental Representation, Twenty Million Dollars ($20,000,000);

provided, however, that no such limitations shall apply to any breach or inaccuracy of any representation or warranty based on Fraud by CPE. CPE shall not have liability under this Agreement in an aggregate amount greater than Twenty Million Dollars ($20,000,000).
(b)   CSSE shall have no liability pursuant to Section 7.2(b) (i) with respect to Losses for an individual claim if the amount of such Losses do not exceed two hundred and fifty thousand Dollars ($250,000), (ii) except to the extent the aggregate amount of Losses indemnifiable pursuant to such Section exceeds the Basket, and then only in respect of such excess and subject to the other limitations herein provided; provided, however, that such limitation shall not apply to any breach or inaccuracy of any Fundamental Representation or breach or inaccuracy of any representation or warranty based on Fraud by CSSE, and (iii) in an aggregate amount greater than (A) Four Million Dollars ($4,000,000), or (B) solely resulting from a breach or inaccuracy of any Fundamental Representation, Twenty Million Dollars ($20,000,000); provided, however, that no such limitations shall apply to any breach or inaccuracy of any representation or warranty based on Fraud by CSSE.
Section 7.5   Further Limitations.
(a)   For all purposes of this Section 7.5, “Losses” shall be net of any amounts paid or payable to an Indemnified Person under any insurance policy or Contract in connection with the facts giving rise to the right of indemnification hereunder, and each Indemnified Person shall use its reasonable commercial efforts to recover all amounts payable from an insurer or other third party under any such insurance policy or Contract prior to seeking indemnification hereunder; provided, however, that the amount deemed to be paid under such insurance policies shall be net of the deductible for such policies.
(b)   If the amount to be netted hereunder from any indemnification payment required hereunder is determined after payment by an Indemnifying Person to an Indemnified Person of any amount otherwise required to be paid as indemnification pursuant hereto, the Indemnified Person shall repay, promptly after such determination, any amount that the Indemnifying Person would not have had to pay pursuant hereto had such determination been made at the time of such payment.
(c)   Notwithstanding the fact that any Indemnified Person may have the right to assert claims for indemnification under or in respect of more than one provision of this Agreement in respect of any fact, event, condition or circumstance, no Indemnified Person shall be entitled to recover the amount of any Loss suffered by such Indemnified Person more than once, regardless of whether such Loss may be as a result of a breach of more than one representation, warranty, obligation or covenant or otherwise. In addition, any liability for indemnification hereunder shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability, or a breach of more than one representation, warranty, covenant or agreement, as applicable.
(d)   Each Indemnified Person shall use its reasonable commercial efforts to mitigate any indemnifiable Loss, and in the event that it fails to so mitigate an indemnifiable Loss, the Indemnifying Person shall have no liability for any portion of such Loss that reasonably could have been avoided had the Indemnified Person made such efforts.
(e)   The covenants of a party contained in this Agreement may not be used to circumvent the negotiated limitations (e.g., knowledge qualifiers, materiality standards, dollar thresholds, survival periods and the like) contained in the representations and warranties and procedures with respect to the recovery by Indemnified Persons on account of the breach of such representations or warranties.
(f)   For the purpose of clarity, even if a representation and warranty of CPE (with respect to the Crackle VOD Business) or CSSE (with respect to the CSSE VOD Business) is not accurate by reason of any means, methods, practices, processes or other manner by which such party operated its business prior to the Closing, such party (as applicable) will not be responsible for post-Closing liabilities arising from operating the JV Entity by using the same means, methods, practices, processes or other manner.

(g)   In lieu of making a cash indemnity payment to any CSSE Indemnified Person pursuant to Section 7.2, notwithstanding anything set forth in this ARTICLE 7, CPE shall have the right to elect, within two (2) Business Days of the date that such payment obligation first becomes established, in its sole and absolute discretion, to:
(i)   during the period commencing on the Closing Date and ending on the date on which Crackle exercises its Put Option or Conversion Right (as each such term is defined in the JV Operating Agreement), cause the JV Entity to cancel a number of Preferred Units held by Crackle equal to the amount of the indemnification payment owed by CPE to such CSSE Indemnified Person, divided by a price per Preferred Unit of One Thousand Dollars ($1,000);
(ii)   following the end of the Exercise Period, if Crackle has exercised its Put Option (as such term is defined in the JV Operating Agreement) and received CSSE Preferred Shares, or Crackle has received CSSE Preferred Shares in the Crackle Refund, cause CSSE to cancel a number of shares of CSSE Preferred Shares held by Crackle equal to the amount of the indemnification payment owed by CPE to such CSSE Indemnified Person, divided by a price per share of Twenty Five Dollars ($25); and
(iii)   following the end of the Exercise Period, if Crackle has exercised its Conversion Option, and received Common Units, cause the JV Entity to cancel a number of Common Units held by Crackle equal to the amount of the indemnification payment owed by CPE to such CSSE Indemnified Person, divided by a price per Conversion Unit equal to such Conversion Unit’s Fair Market Value (as defined in the JV Operating Agreement).
Notwithstanding anything to the contrary, the rights afforded CPE under this clause (g) shall not apply to indemnity payments obligations arising from or related to breaches of Section 2.1 (Authority and Enforceability), Section 3.1 (Organization), Section 3.2 (Authority and Enforceability), or Section 3.23 (Brokers’ Fees).
(h)   Notwithstanding any other provision of this Agreement to the contrary, the Indemnified Persons shall have no right to indemnification under this Agreement with respect to, or based on, Taxes to the extent such Taxes (i) are attributable to any Tax period other than a Pre-Closing Tax Period, or (ii) are due to the unavailability in any Tax periods (or portions thereof) beginning after the Closing Date of any net operating losses, credits or other Tax attributes from a Tax period (or portion thereof) ending on or before the Closing Date.
Section 7.6   Third-Party Claim Indemnification Procedures.
(a)   In the event that any written claim or demand for which a party (in such capacity, an “Indemnifying Person”) may have liability to any Indemnified Person hereunder is asserted against or sought to be collected from any Indemnified Person by a third party (a “Third-Party Claim”), such Indemnified Person shall promptly, but in no event more than ten (10) days following such Indemnified Person’s receipt of a Third-Party Claim, notify the Indemnifying Person of such Third-Party Claim, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable, any other remedy sought thereunder, any relevant time constraints relating thereto, a reasonably detailed explanation of the events giving rise to such Third-Party Claim and any other material details pertaining thereto (a “Claim Notice”); provided, however, that the failure to timely give a Claim Notice shall not relieve the Indemnifying Person of its obligations hereunder, except to the extent that the Indemnifying Person shall have been actually prejudiced by such failure or as provided in Section 7.1. Thereafter, the Indemnified Person shall deliver to the Indemnifying Person, promptly following the Indemnified Person’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Person relating to the Third-Party Claim.
(b)   In the event that the Indemnifying Person notifies the Indemnified Person that it elects to defend the Indemnified Person against a Third-Party Claim, the Indemnifying Person shall have the right to defend the Indemnified Person by appropriate proceedings and shall have the sole power to direct and control such defense at its expense. Once the Indemnifying Person has made such election, the Indemnified Person shall have the right to participate in (but not control) any such defense and to employ separate counsel of its choosing at such Indemnified Person’s expense. Whether or not the

Indemnifying Person assumes the defense of a Third-Party Claim, the Indemnified Person shall not admit any liability with respect to, settle, compromise or discharge, such Third-Party Claim without the Indemnifying Person’s prior written consent, not to be unreasonably withheld. If the Indemnifying Person assumes the defense of a Third-Party Claim and is in good faith contesting such Third-Party Claim, the Indemnified Person shall agree to and cooperate fully with the Indemnifying Person in connection with any settlement, compromise or discharge of a Third-Party Claim that the Indemnifying Person may reasonably recommend pursuant to which (i) there is no finding or admission of any violation of Law or Contract by the Indemnified Person, and (ii) the sole relief provided to the Third Party is monetary damages that are paid in full by (A) insurance, and/or (B) the Indemnifying Person to the extent that the Indemnifying Person is liable in connection with such Third-Party Claim.
(c)   The Indemnified Person and the Indemnifying Person shall cooperate in order to ensure the proper and adequate defense of a Third-Party Claim, including by providing reasonable access to each other’s relevant books and records, by preserving such books and records and by making employees and representatives available on a mutually convenient basis during normal business hours to provide additional information and explanation of any material provided hereunder. The Indemnified Person and the Indemnifying Person shall use reasonable commercial efforts to avoid production of confidential information (consistent with applicable Law), and to cause all communications among employees, counsel and others representing any party to a Third-Party Claim to be made so as to preserve any applicable attorney-client or work-product privileges.
Section 7.7   Direct Claim Indemnification Procedures.
(a)   Each Indemnified Person shall assert any claim on account of any Losses as to which an Indemnifying Person may have liability hereunder, and which do not result from a Third-Party Claim (a “Direct Claim”) by giving the Indemnifying Person written notice thereof reasonably promptly. Such notice by the Indemnified Person shall describe the Direct Claim in reasonable detail, include copies of all available material written evidence thereof and indicate the estimated amount, if reasonably practicable, of Losses that have been or may be sustained by the Indemnified Person; provided, however, that the failure to timely give such notice shall not affect the rights of an Indemnified Person hereunder (i) unless such failure has a prejudicial effect on the defenses or other rights available to the Indemnifying Person with respect to such Direct Claim or on the Indemnifying Person’s ability to mitigate such Direct Claim, (ii) unless the indemnification obligations are materially increased as a result of such failure or (iii) as provided in Section 7.1.
(b)   In the event the JV Entity has the right to assert a Direct Claim pursuant to Section 7.2 or Section 7.3, then notwithstanding anything set forth in the JV Operating Agreement, the Member (as such term is defined in the JV Operating Agreement) who is not the Indemnifying Person with respect to such Direct Claim shall have the right to control all decisions of the JV Entity with respect to such Direct Claim, including the assertion and resolution thereof.
(c)   In the event the JV Entity has the right to assert a Direct Claim against an Indemnifying Person which Direct Claim arises from or relates to Crackle or CSSE’s failure to contribute any of the Crackle Contributed Assets or the CSSE Contributed Assets as contemplated by Section 1.1(a) or by Section 1.1(d) and Annex H hereof, as applicable, then such Indemnifying Person shall be able to satisfy such indemnification obligation to the JV Entity by contributing, or causing the contribution of, to the JV Entity, any such additional Crackle Contributed Assets or CSSE Contributed Assets (or replacement assets, as permitted by and in compliance with Annex H).
Section 7.8   Investigation by Indemnifying Persons.   In connection with any claim pursuant to this ARTICLE 7:
(a)   The Indemnified Person shall allow the Indemnifying Person and its financial, accounting or legal advisers to investigate the fact, matter or circumstance alleged to (or which may) give rise to such claim and whether and to what extent any amount is or may be payable in respect of such claim.

(b)   The Indemnified Person shall disclose to the Indemnifying Person all materials of which such Indemnified Person is aware which relate to the claim and shall, and shall cause such Indemnified Person’s Affiliates and Representatives to, provide such information and assistance as the Indemnifying Person or its financial, accounting or legal advisers shall reasonably request, including:
(i)   access to premises and personnel (including any employee with knowledge relating to the relevant facts, matters or circumstances or who can otherwise reasonably assist the Indemnifying Person); and
(ii)   the right to examine and copy or photograph any relevant assets, accounts, correspondence, documents and records.
Section 7.9   Exclusive Remedy.   From and after the Closing, the rights and remedies of CSSE, Crackle and CPE, and any Indemnified Persons under this ARTICLE 7 are exclusive and in lieu of any and all other rights and remedies which CSSE, Crackle or CPE, or any Indemnified Person, may have for breaches under this Agreement; provided, however, the foregoing shall not affect the rights, duties or obligations of any Person under any other Transaction Document.
ARTICLE 8
TERMINATION
Section 8.1   Termination.   This Agreement may be terminated at any time prior to the Closing:
(a)   by written agreement of CSSE and CPE;
(b)   by CSSE or CPE, by giving written notice of such termination to the other party, on or after May 15, 2019 (the “Outside Date”), if the Closing shall not have occurred, prior to the Outside Date; provided, however, that neither party may terminate this Agreement pursuant to this Section 8.1(b) at any time during which such party is in material breach of its covenants in this Agreement;
(c)   by CSSE, if there has been a material violation or breach by Crackle or CPE of any representation or warranty (or any such representation or warranty shall have become untrue in any material respect after the date hereof) or of any covenant or agreement contained in this Agreement which, in either case, would prevent the satisfaction of or result in the failure of any condition to the obligations of CSSE at the Closing and such violation or breach has not been waived by CSSE or, in the case of a breach of any covenant or agreement under this Agreement that is curable, has not been cured (if capable of cure) prior to the earlier to occur of  (x) thirty (30) days after receipt by Crackle or CPE, as applicable, of written notice of such breach from CSSE and (y) the Outside Date; provided, however, that CSSE may not terminate this Agreement pursuant to this Section 8.1(c) at any time during which CSSE is in material breach of this Agreement; or
(d)   by CPE, if there has been a material violation or breach by CSSE of any representation or warranty (or any such representation or warranty shall have become untrue in any material respect after the date hereof) or covenant or agreement contained in this Agreement which would, in either case, prevent the satisfaction of or result in the failure of any condition to the obligations of CPE at the Closing and such violation or breach has not been waived by CPE or, with respect to a breach of any covenant or agreement under this Agreement that is curable, has not been cured (if capable of cure) by CSSE prior to the earlier to occur of  (x) thirty (30) days after receipt by CSSE of written notice of such breach from Crackle or (y) the Outside Date; provided, however, that CPE may not terminate this Agreement pursuant to this Section 8.1(d) at any time during which Crackle or a CPE is in material breach of this Agreement.
Section 8.2   Effect of Termination.   In the event of the termination of this Agreement in accordance with Section 8.1, this Agreement shall thereafter become void and have no effect, and no party shall have any liability to the other party or their respective Affiliates, or their respective directors, officers, shareholders partners, members, attorneys, accountants, agents, representatives or employees or their heirs, successors and permitted assigns, except for the obligations of the parties contained in Section 5.6, this Section 8.2 and ARTICLE 9 (and any related definitional provisions set forth herein) (which provisions shall survive the termination of this Agreement), and except that nothing in this Section 8.2 shall relieve either party from liability for any willful breach of this Agreement that arose prior to such termination. For purposes of the preceding sentence, the failure of a party to comply with its obligations to consummate the Closing if and when required hereunder shall be deemed a willful breach of this Agreement if such failure is not cured (if capable of cure) within three (3) Business Days’ notice from the other party. The Confidentiality Agreement shall survive the termination of this Agreement.
ARTICLE 9
MISCELLANEOUS
Section 9.1   Notices.   All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; provided, no email notice shall be deemed to have been given hereunder unless the sender has also hand delivered, delivered by courier or mailed a physical copy of the contents of such email in accordance with clauses (a), (b) and/or (d) of this Section 9.1; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.1):
To CSSE:
Chicken Soup for the Soul Entertainment, Inc.
132 E. Putnam Avenue, Floor 2
Cos Cob, Connecticut 06807
Attention: Mr. William J. Rouhana, Jr.
Email: wrouhana@chickensoupforthesoul.com
With a copy (which shall not constitute notice) to:
Graubard Miller
The Chrysler Building
405 Lexington Avenue, 11th Floor
New York, New York 10174
Attention: David Alan Miller, Esq., and Brian L. Ross, Esq.
Email: dmiller@graubard.com; bross@graubard.com
To Crackle or CPE:
Crackle, Inc.
10202 W. Washington Blvd.
Culver City, CA 90232
Attention: John Fukunaga
E-mail: john_fukunaga@spe.sony.com
and
Sony Pictures Entertainment Inc.
10202 W. Washington Blvd.
Culver City, CA 90232
Attention: Leah Weil
E-mail: leah_weil@spe.sony.com

With copies (which shall not constitute notice) to:
Sheppard Mullin
1901 Avenue of the Stars
Suite 1600
Los Angeles, CA 900
Attention: Linda Michaelson
Email: lmichaelson@sheppardmullin.com
Section 9.2   Entire Agreement.   This Agreement (including all Schedules and Annexes hereto), the Confidentiality Agreement and the Transaction Documents contain the entire agreement among the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, oral or written, with respect to such matters. All representations and warranties set forth in this Agreement are contractual in nature only and subject to the sole and exclusive remedies set forth herein. No Person is asserting the truth of any factual statements contained in any representation and warranty set forth in this Agreement; rather, the parties have agreed that should any representations and warranties of any party prove inaccurate, the other party shall have the specific remedies herein specified as the exclusive remedy therefor.
Section 9.3   Amendment; Waiver.   Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by CSSE, Crackle and CPE, or in the case of a waiver, by the party against whom such waiver is intended to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
Section 9.4   No Assignment or Benefit to Third Parties.   This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives and permitted assigns. No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties and any purported assignment in violation of the foregoing shall be null and void ab initio; provided, however, that each of CSSE and CPE shall be entitled to assign or delegate this Agreement or all or any part of its rights or obligations hereunder (a) to any one or more of its Affiliates or (b) for collateral security purposes to any lender providing financing to CSSE or CPE (as applicable). No assignment or delegation shall relieve the assigning or delegating party of any of its obligations hereunder. Except as expressly set forth herein, in Section 5.7, Section 5.11(j), or ARTICLE 7, nothing in this Agreement, express or implied, is intended to confer upon any Person other than CSSE, Crackle, CPE and the JV Entity, and their respective successors, legal representatives and permitted assigns, any rights, benefits or remedies under or by reason of this Agreement.
Section 9.5   Expenses.
(a)   During the period commencing on the first anniversary of the Closing Date and ending on the date on which Crackle exercises its Put Option or Conversion Right (as each such term is defined in the JV Operating Agreement), as applicable, the JV Entity shall, upon (and no later than three (3) Business Days following) Crackle’s written request therefor, refund (the “Crackle Refund”) CPE and Crackle’s reasonable, documented, third-party expenses incurred in connection with the transactions contemplated hereby (the “Refunded Amount”), up to a cap of Five Million Dollars ($5,000,000) (the “Refund Cap”). The Crackle Refund shall be paid to Crackle (a) in cash, (b)(i) if the Board reasonably determines that the JV Entity does not have sufficient cash available to make such cash payment and concurrently meet the JV Entity’s working capital needs, or (ii) upon Crackle’s election, in an amount of shares of CSSE’s Series A 9.75% perpetual preferred stock (the “CSSE Preferred Shares”) equal to the lesser of the Refunded Amount and the Refund Cap divided by Twenty-Five Dollars ($25), or (c) upon Crackle’s election, in any combination of cash and CSSE Preferred Shares equal to the lesser of the Refunded Amount and the Refund Cap. If Crackle is issued CSSE Preferred Shares pursuant to this Section 9.5, such CSSE Preferred Shares shall be subject to the Registration Rights Agreement. Upon, and no later than three (3) Business Days following a cash payment by the JV Entity of the Crackle Refund, the JV Entity shall refund CSSE’s reasonable, documented third-party expenses incurred in connection with the transactions contemplated hereby

(the “CSSE Refund”) in cash, up to the amount of the lesser of the Refunded Amount and the Refund Cap; provided, in no event will the JV Entity be obligated to pay the CSSE Refund if the Board (including any Crackle-designated member thereof) reasonably determines that the JV Entity does not have sufficient cash available to make such cash payment and concurrently meet the JV Entity’s working capital needs. Except as otherwise set forth in this Section 9.5, whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such costs and expenses.
(b)   Promptly upon (and no later than five (5) Business Days following) receipt of the invoice from PricewaterhouseCoopers, CPE will submit a reimbursement request to CSSE in an amount equal to and with a due date coinciding with such invoice. CSSE shall, upon receipt of such reimbursement request, refund the amount indicated therein in cash on or prior to the due date set forth therein.
Section 9.6   Disclosure Schedules.
(a)   The “CPE Disclosure Schedule” means that certain document identified as the CPE Disclosure Schedules, dated as of the date hereof  (as may be modified from time to time in accordance with the terms hereof), delivered by Crackle and CPE to CSSE and the JV Entity in connection with this Agreement and which: (i) sets forth the information specifically described in certain of the representations and warranties contained in ARTICLE 2 and ARTICLE 3 and (b) sets forth exceptions or qualifications to the representations and warranties contained in ARTICLE 2 and ARTICLE 3. It is specifically acknowledged that the CPE Disclosure Schedule may expressly provide exceptions to a particular Section of ARTICLE 2 and ARTICLE 3 notwithstanding that the Section does not state “except as set forth in Section ‘__’ of the CPE Disclosure Schedule” or words of similar effect.
(b)   The “CSSE Disclosure Schedule” means that certain document identified as the CSSE Disclosure Schedules, dated as of the date hereof  (as may be modified from time to time in accordance with the terms hereof), delivered by CSSE to Crackle, CPE and the JV Entity in connection with this Agreement and which: (i) sets forth the information specifically described in certain of the representations and warranties contained in ARTICLE 4 and (b) sets forth exceptions or qualifications to the representations and warranties contained in ARTICLE 4. It is specifically acknowledged that the CSSE Disclosure Schedule may expressly provide exceptions to a particular Section of ARTICLE 4 notwithstanding that the Section does not state “except as set forth in Section ‘__’ of the CSSE Disclosure Schedule” or words of similar effect.
(c)   For purpose of this Section 9.6, “Disclosure Schedule” refers to the CPE Disclosure Schedule or the CSSE Disclosure Schedule as the case may be, and “Material Adverse Effect” refers to a “Crackle Material Adverse Effect” or “CSSE Material Adverse Effect” as the case may be. Neither the specification of any dollar amount in any representation or warranty contained in this Agreement nor the inclusion of any specific item in the Disclosure Schedule is intended to vary the definition of “Material Adverse Effect” or to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material, and no party shall use the fact of the setting forth of any such amount or the inclusion of any such item in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in the Disclosure Schedule is or is not material for purposes of this Agreement. Unless this Agreement specifically provides otherwise, neither the specification of any item or matter in any representation or warranty contained in this Agreement nor the inclusion of any specific item in the Disclosure Schedule is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business, and no party shall use the fact of the setting forth or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in the Disclosure Schedule is or is not in the ordinary course of business for purposes of this Agreement.
(d)   Each Section of each Disclosure Schedule is qualified in its entirety by reference to specific provisions of this Agreement and does not constitute, and shall not be construed as constituting, representations, warranties or covenants of any party, except as and to the extent provided in this

Agreement. Certain matters set forth in each Disclosure Schedule are included for informational purposes only notwithstanding that, because they do not rise above applicable materiality thresholds or otherwise, they may not be required by the terms of this to be set forth herein. All attachments to the Disclosure Schedule are incorporated by reference into the Section of the Disclosure Schedule in which they are referenced.
(e)   Crackle and CPE, on one hand, and CSSE, on the other hand, may, from time to time prior to or at the Closing, by notice to the other parties hereto, supplement, amend or create any Section of the applicable Disclosure Schedule, in order to add information or correct previously supplied information. No such supplement, amendment or addition shall be evidence, in and of itself, that the representations and warranties in the corresponding Section are no longer true and correct in all material respects. It is specifically agreed that each Disclosure Schedule may be supplemented, amended and/or added to, to add immaterial, as well as material, items thereto. No such supplement, amendment or addition shall be deemed to cure any breach for purposes of Section 6.2(a) or Section 6.3(a). If, however, the Closing occurs, any such supplement, amendment or addition will be effective to cure and correct for all other purposes any breach of, or inaccuracy in, any representation, warranty, or covenant which would have existed if such supplement, amendment or addition had not been made, and all references to any part of the Disclosure Schedule which is supplemented or amended shall for all purposes after the Closing be deemed to be a reference to the Disclosure Schedule as so supplemented or amended. In such case, a party shall be deemed to have waived any and all rights, remedies or other recourse to which such party might otherwise be entitled in respect of such breach or inaccuracy.
Section 9.7   Governing Law.   This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of such state.
Section 9.8   Arbitration.   All actions or proceedings arising in connection with, touching upon or relating to this Agreement, the breach thereof and/or the scope of the provisions of this Section 9.8 shall be submitted to JAMS Worldwide (“JAMS”) for binding arbitration under its Comprehensive Arbitration Rules and Procedures if the matter in dispute is over Two Hundred Fifty Thousand Dollars ($250,000) or under its Streamlined Arbitration Rules and Procedures if the matter in dispute is Two Hundred Fifty Thousand Dollars ($250,000) or less to be held solely in Los Angeles County, California, in the English language in accordance with the provisions below.
(a)   Each arbitration shall be conducted by a single arbitrator (the “Arbitrator”) who shall be mutually agreed upon by the parties. If the parties are unable to agree on the Arbitrator, the Arbitrator shall be appointed by JAMS. The Arbitrator shall be a retired judge with at least ten (10) years of experience in commercial matters.
(b)   The Arbitrator’s fees shall be split equally between the parties and each party shall be responsible for the payment of its own costs, attorneys’ fees, expert fees and all of its other fees, costs and expenses in connection with any arbitration, unless the Arbitrator finds that a party proceeded in bad faith, in which case the Arbitrator may award fees or costs in the exercise of discretion.
(c)   The parties shall be entitled to conduct discovery as the Arbitrator authorizes as reasonable under all of the circumstances, based on findings that the material sought is relevant to the issues in dispute and that the nature and scope of such discovery is reasonable under all the circumstances. Such discovery ordered by the Arbitrator shall be limited to depositions and production of documents.
(d)   There shall be a record of the proceedings at the arbitration hearing and the Arbitrator shall issue a Statement of Decision setting forth its factual and legal basis. The Arbitrator’s decision shall be final and binding as to all matters of substance and procedure and may be enforced by a petition to the Los Angeles County Superior Court or, in the case of CSSE or the JV Entity, such other court having jurisdiction over CSSE or the JV Entity, which may be made ex parte, for confirmation and enforcement of the award.
(e)   The Arbitrator shall have the power to enter temporary restraining orders and preliminary and permanent injunctions as proper under California law. Neither party is permitted to commence or maintain any action in a court of law with respect to dispute until such matter has been submitted to arbitration as provided here, and then only for the purpose of enforcing the Arbitrator’s award; provided, however, that prior to the appointment of the Arbitrator, either party may seek pre-arbitration relief in a court of competent jurisdiction in Los Angeles County, California or, if sought by CPE, such other court that may have jurisdiction over CSSE or the JV Entity. All arbitration proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed, except as necessary to obtain court confirmation of the arbitration award.
(f)   Notwithstanding anything to the contrary herein, CSSE and the JV Entity hereby irrevocably waive any right or remedy to seek and/or obtain injunctive or other equitable relief or any order with respect to, and/or to enjoin or restrain or otherwise impair in any manner, the production, distribution, exhibition or other exploitation of any motion picture, production or project related to CPE, its parents, Subsidiaries and Affiliates, or the use, publication or dissemination of any advertising in connection with such motion picture, production or project. The provisions of this Section 9.8(f) shall supersede any inconsistent provisions of any prior agreement between the parties.
(g)   Notwithstanding anything to the contrary herein, CPE, Crackle and the JV Entity hereby irrevocably waive any right or remedy to seek and/or obtain injunctive or other equitable relief or any order with respect to, and/or to enjoin or restrain or otherwise impair in any manner, the production, distribution, exhibition or other exploitation of any television program, motion picture, production or project related to CSSE, its parents, Subsidiaries and Affiliates, or the use, publication or dissemination of any advertising in connection with such television program, motion picture, production or project. The provisions of this Section 9.8(g) shall supersede any inconsistent provisions of any prior agreement between the parties.
Section 9.9   Construction.   Unless the express context otherwise requires: (a) the words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (b) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa; (c) the terms “Dollars” and “$” mean United States Dollars; (d) references herein to a specific Article, Section, clause, Schedule or Exhibit shall refer, respectively, to the Articles, Sections and clauses of, and Schedules and Exhibits to, this Agreement; (e) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; (f) any reference to the masculine, feminine or neuter gender shall include each other gender; (g) when reference is made herein to “the business of” a Person, such reference shall be deemed to include the business of all direct and indirect Subsidiaries of such Person, (h) all accounting and financial terms shall be deemed to have the meanings assigned thereto under GAAP unless expressly stated otherwise, (i) any reference to any applicable Law in this Agreement refers to such applicable Law as in effect at the date hereof and the Closing Date, (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and if the last day of any such period is not a Business Day, such period will end on the next Business Day, (k) when calculating the period of time “within” which or “following” which any act or event is required or permitted to be done, notice given or steps taken, the date which is the reference date in calculating such period is to be excluded from the calculation and if the last day of any such period is not a Business Day, such period will end on the next Business Day, (l) the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement, (m) references to “day” means calendar days unless Business Days are expressly specified and (n) references to any Person includes such Person’s predecessors, successors and assigns to the extent, in the case of successors and assigns, such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. When this Agreement states that a party has “made available,” “delivered” or “provided” (or terms of similar import) a particular document or information to another party, it shall mean such document or information was made available by the delivering party or its Representatives via (i) the posting of such items or information to the Electronic Data Room, (ii) the provision of access to hard copies of such items or information, or (iii) the provision of such items or information in electronic format (including by fax, e-mail or by other electronic means). Any representation and warranty made as to any past fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction shall be made deemed to have been with respect to the three (3)-year period prior to the date hereof, except if another period is expressly stated. All Schedules and Annexes attached hereto or referred to herein are incorporated in and made a part of this Agreement as if set forth in full herein. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party or parties drafting such agreement or document.
Section 9.10   Counterparts; Effectiveness.   This Agreement may be executed in several counterparts (any of which counterparts may be delivered by facsimile, portable document format (pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (including DocuSign)), each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Agreement shall become effective when each party shall have received a counterpart hereof signed by all of the other parties. Until and unless each party has received a counterpart hereof signed by the other parties, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Minor variations in the form of the signature page, including footers, will be disregarded in determining a party’s intent or the effectiveness of such signature.
Section 9.11   Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
Section 9.12   Time of Essence.   Time is of the essence for each and every provision of this Agreement.
Section 9.13   Specific Performance.   The parties agree that irreparable harm would occur and that the parties would not have an adequate remedy at law if any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that, without posting a bond or other undertaking, the parties shall be entitled to injunctive or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In the event that any such action is brought in equity to enforce the provisions of this Agreement, no party hereto will allege, and each party hereto hereby waives the defense or counterclaim, that there is an adequate remedy at law. The parties further agree that (a) by seeking any remedy provided for in this Section 9.13, a party hereto shall not in any respect waive its right to seek any other form of relief that may be available to such party hereto under this Agreement and (b) nothing contained in this Section 9.13 shall require any party hereto to institute any action for (or limit such party’s right to institute any action for) specific performance under this Section 9.13 before exercising any other right under this Agreement.
Section 9.14   No Rescission.   No party shall be entitled to rescind the transactions contemplated hereby by virtue of any failure of any party’s representations and warranties herein to have been true or any failure by any party to perform its obligations hereunder.
Section 9.15   Certain Waivers.   CSSE acknowledges and agrees that a CPE Indemnified Person may from time to time waive or excuse breaches or defaults by the JV Entity with respect to any obligations under Section 1.2(c) of this Agreement and refrain from enforcing any or all of its rights or remedies with respect thereto from time to time available to it hereunder; and as a result of any or all of the foregoing, any rights of CSSE in the nature of subrogation or other claims upon or following any exercise by a CPE Indemnified Person of any of its rights or remedies hereunder with respect to Section 1.2(c), may be unavailable to CSSE, or may have been destroyed, or may otherwise be impaired, diminished or curtailed. CSSE expressly waives and agrees not to assert any claim, defense and/or excuse, and expressly waives and agrees not to assert any right or claim of offset, setoff, reduction, modification or exoneration of or against its obligations pursuant to Section 1.2(c), based upon any event or matter described in the preceding sentence, or any other event or matter, whether similar or dissimilar to any of the events or matters described in the preceding sentence, upon which CSSE might otherwise base any such claim, defense, or excuse, or right of offset, setoff, reduction, modification or exoneration. Without limiting the generality of the foregoing, CSSE hereby expressly waives (a) pursuant to Section 2856(a)(1) of the Civil Code of the State of California, all of CSSE’s rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to CSSE by reason of Sections 2787 to 2855, inclusive, of the Civil Code of the State of California, (b) pursuant to Section 2856(a)(2) of the Civil Code of the State of California, all rights and defenses arising out of any election of remedies by a CPE Indemnified Person, even if any such election of remedies has destroyed or impaired any right or claim of subrogation and/or reimbursement that might otherwise have been available to CSSE, (c) notice of the acceptance of this Agreement by any Person, (d) notice of any adverse change in the financial condition of the JV Entity or of any other fact that might increase CSSE’s risk hereunder, and (e) notice of demand for payment or performance, or notice of default or nonpayment or nonperformance, under this Agreement or otherwise, in respect of the obligations of the JV Entity for which CSSE may be liable pursuant to Section 1.2(c).
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed and delivered or caused this Agreement to be executed and delivered as of the date first written above.
CPE HOLDINGS, INC.
By:

Name:
Title:
CRACKLE, INC.
By:

Name:
Title:
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
By:

Name:
Title:
CRACKLE PLUS, LLC
By:

Name:
Title:
Signature Page to Contribution Agreement

ANNEX A
DEFINITIONS
In this Annex, and in the Agreement and the other Annexes and Schedules thereto, unless the context otherwise requires, the following terms shall have the meanings assigned below and the terms listed in the chart below shall have the meanings assigned to them in the Section set forth opposite to such term (unless otherwise specified, section references in this Annex are to Sections of this Agreement):
Term:	Section:
Agreement	Opening Paragraph
Annex H Assets	Annex H
Arbitrator	Section 9.8(a)
Basket	Section 7.4(a)
Claim Notice	Section 7.6(a)
Clean Team Amendment	Section 5.2(a)
Closing	Section 1.4
Closing Date	Section 1.4
COBRA	Section 5.11(f)(i)
Confidential Information	Section 5.6(b)
Confidentiality Agreement	Section 5.2(a)
Contribution	WHEREAS Clause
CPE	Opening Paragraph
CPE Disclosure Schedule	Section 9.6(a)
CPE Termination	Section 7.2(c)
Crackle 401(k) Plan	Section 5.11(f)(ii)
Crackle Assumed Liabilities	Section 1.2(a)
Crackle Contributed Assets	Section 1.1(a)
Crackle Contribution	WHEREAS Clause
Crackle Employment Agreement	Section 5.11(a)
Crackle Excluded Assets	Section 1.1(b)
Crackle JV Interest	Section 1.3(b)
Crackle Licensed Intellectual Property	Section 3.12(b)
Crackle Material Adverse Effect	Section 9.6(c)
Crackle Material Contracts	Section 3.14(a)
Crackle Refund	Section 9.5
Crackle Shares	Section 3.4(a)
Crackle VOD Business	WHEREAS Clause
Crackle Wind-Down Period	Section 5.18
CSS	Section 1.6(q)
CSSE	Opening Paragraph
CSSE Assumed Liabilities	Section 1.2(b)
CSSE Balance Sheet Date	Section 4.4(b)
CSSE Class I Warrants	Section 1.3(a)
CSSE Class II Warrants	Section 1.3(a)
CSSE Contributed Assets	Section 1.1(d)
CSSE Contribution	WHEREAS Clause
CSSE Disclosure Schedule	Section 9.6(b)
CSSE Excluded Assets	Section 1.1(e)
A-A-1

Term:	Section:
CSSE JV Interest	Section 1.3(b)
CSSE Licensed Intellectual Property	Section 3.12(b)
CSSE Material Adverse Effect	Section 9.6(c)
CSSE Material Contracts	Section 4.11(a)
CSSE Preferred Shares	Section 9.5
CSSE Refund	Section 9.5
CSSE SEC Reports	Section 4.4(a)
CSSE Trademark License Agreement	Section 1.6(g)
CSSE VOD Business	WHEREAS Clause
CSSE Warrants	Section 1.3(a)
Direct Claim	Section 7.7
Disclosure Schedule	Section 9.6(c)
Effective Time	Section 1.4
Employment Clean Team Amendment	Section 5.2(a)
Environmental Laws	Section 3.17
Erroneous Crackle Asset	Section 5.13(d)(i)
Erroneous CSSE Asset	Section 5.13(d)(ii)
Exchange Act	Section 4.4(a)
Existing Crackle Employees	Section 5.11(a)
Fundamental Representations	Section 7.1(a)
Fundamental Survival Date	Section 7.1(a)
Funded Indebtedness	Section 3.7(b)
General Survival Date	Section 7.1(a)
Government Official	Section 3.22(b)
HSR Act	Section 5.3(b)
Indemnified Persons	Section 7.2
Indemnifying Person	Section 7.6(a)
Insurance Policies	Section 3.19
Irrevocable CSS Proxy	Section 1.6(q)
JAMS	Section 9.8
JV Entity	Opening Paragraph
JV Entity 401(k) Plan	Section 5.11(f)(ii)
JV Operating Agreement	WHEREAS Clause
JV Severance Policy	Section 5.11(i)
JV Terminated Employee	Section 5.11(a)
Leases	Section 3.11(b)
Losses	Section 7.5(a)
Material Adverse Effect	Section 9.6(c)
Nasdaq Mandated Stockholder Approval	Section 5.3(j)
New Plans	Section 5.11(e)
NMS	Section 1.1(c)
NMS Services Agreement	Section 1.5(k)
Old Plans	Section 5.11(e)
Omitted Crackle Asset	Section 5.13(b)(i)
Omitted Crackle Liability	Section 5.13(d)(i)
Omitted CSSE Asset	Section 5.13(b)(ii)
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Term:	Section:
Omitted CSSE Liability	Section 5.13(d)(ii)
Originals Content License Agreement	Section 1.5(i)
Other Employee	Section 5.11(a)
Outside Date	Section 8.1(b)
Patent License Grant	Section 5.15
Pivotshare Contributed Assets	Section 3.12(d)
Refund Cap	Section 9.5
Refunded Amount	Section 9.5
Registration Rights Agreement	Section 1.3(a)
Required Crackle Financials	Section 5.3(j)
Required Crackle Third Party Consents	Section 5.3(a)
Required CSSE Third Party Consents	Section 5.3(a)
Restrictive Covenant Agreement	Section 1.5(l)
SEC	Section 4.4(a)
Securities Act	Section 2.5 (a)
Sony Lot License Agreement	Section 1.5(n)
Sony Trademark License Agreement	Section 1.5(j)
Substantially Similar Terms	Section 5.11(a)
Survival Date	Section 7.1(a)
Tech Platform License Agreement	Section 1.5(m)
Technology Systems	Section 3.20(b)
Third-Party Claim	Section 7.6(a)
Transition Services Agreement	Section 1.5(h)
User Data Sharing Period	Section 5.16
WARN Liability	Section 7.2(c)
“Affiliate” means, with respect to any subject Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such subject Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise. In no event shall the JV Entity be an “Affiliate” of CPE.
“Affiliated Group” means any affiliated group within the meaning of Code Section 1504, any group of corporations filing a combined report for purposes of California corporate franchise or corporate income tax, and any similar group defined under a similar provision of state, local or foreign Law.
“Assert” means to bring an action of any nature before any legal, judicial, arbitral, administrative, executive or other type of body or tribunal that has or claims to have authority to adjudicate such action in whole or in part. Examples of such body or tribunal include, without limitation, United States State and Federal Courts, the United States International Trade Commission and any foreign counterparts of any of the foregoing.
“Australian Business” any assets of Crackle located in Australia or used solely or primarily in connection with the Crackle AVOD business operated in or for the Australian market.
“Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, and any other material policy, program or arrangement providing for compensation or benefits within the United States and subject to the jurisdiction thereof, or providing for compensation or benefits within and subject to the jurisdictions of Crackle, including, without limitation, bonuses, stock options, equity or
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incentive compensation, phantom equity, profit-sharing, deferred compensation, life insurance, pension, retirement, expense reimbursements, medical, hospital, disability, welfare or fringe benefits, change of control, severance, or vacation pay, to which Crackle is a party, with respect to which Crackle has any obligation or which are maintained, contributed to or sponsored by Crackle or any Affiliate of Crackle for the benefit of any current Employee, officer or director of Crackle.
“Board” has the meaning set forth in the JV Operating Agreement.
“Business Day” means a day other than any day on which banks are authorized or obligated by Law or executive order to close in Los Angeles, California.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Units” has the meaning set forth in the JV Operating Agreement.
“Contracts” means all agreements, contracts, leases and binding commitments.
“Copyrights” means all registered U.S. and registered foreign works of authorship and all applications to register and renewals of any of the foregoing.
“Crackle” shall have the meaning set forth in the Opening Paragraph, and shall include any successor-in-interest thereof, including via merger.
“Crackle Benefit Plan” means a Benefit Plan with respect to which Crackle has any material obligation or which is maintained, contributed to or sponsored by Crackle.
“Crackle Excluded Liabilities” means all liabilities of Crackle other than the Assumed Crackle Liabilities.
“Crackle Intellectual Property” means all Intellectual Property owned by Crackle that is used by Crackle in the conduct of the Crackle VOD Business, excluding the Crackle Original Programs.
“Crackle Material Adverse Effect” means a material adverse effect on the financial condition or results of operations of the Crackle VOD Business (taken as a whole); provided, however, that none of the following shall constitute or be deemed to contribute to a Material Adverse Effect, or shall otherwise be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be likely to occur: any adverse effect arising out of, resulting from or attributable to (a) changes or proposed changes in applicable Laws, GAAP or in the interpretation or enforcement thereof, (b) changes in general economic, business or regulatory conditions in the United States, (c) changes in the industries in which Crackle participates (including fluctuating conditions resulting from cyclicality or seasonality affecting Crackle), (d) changes in United States or global financial or securities markets or conditions, including changes in prevailing interest rates, currency exchange rates or price levels or trading volumes in the United States or foreign securities markets, (e) changes in global or national political conditions (including the outbreak or escalation of war, military action, sabotage or acts of terrorism) or changes due to natural disasters, (f) the effects of the actions or omissions under this Agreement of Crackle or CPE under this Agreement that are taken with the consent of CSSE, or not taken because JV Entity did not give its consent, in connection with the transactions contemplated hereby, (g) the negotiation, announcement, pendency or consummation of this Agreement and the transactions contemplated hereby, including the identity of, or the effect of any fact or circumstance relating to, JV Entity or any of its Affiliates or any communication by CSSE or any of its Affiliates regarding plans, proposals or projections with respect to Crackle, (h) any item set forth in the Disclosure Schedule, (i) any matter disclosed in Crackle’s Electronic Data Room, or (j) any work stoppage, labor strike, slowdown or other material labor dispute, disruption or shortage involving employees or independent contractors of any of Crackle’s service providers, suppliers or other business relations.
“Crackle Subsidiaries” means Crackle Content, Inc., Crackle Studios, Inc., and Crackle Latin America, Inc.
“CSSE Benefit Plan” means a Benefit Plan with respect to which CSSE has any material obligation or which is maintained, contributed to or sponsored by CSSE.
“CSSE Excluded Liabilities” means all liabilities of CSSE other than the Assumed CSSE Liabilities.
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“CSSE Intellectual Property” means all Intellectual Property owned by CSSE or any Affiliate thereof that is used by CSSE or such Affiliate in the conduct of the CSSE VOD Business.
“CSSE Material Adverse Effect” means a material adverse effect on the financial condition or results of operations of CSSE (taken as a whole) or the CSSE VOD Business; provided, however, that none of the following shall constitute or be deemed to contribute to a Material Adverse Effect, or shall otherwise be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be likely to occur: any adverse effect arising out of, resulting from or attributable to (a) changes or proposed changes in applicable Laws, GAAP or in the interpretation or enforcement thereof, (b) changes in general economic, business or regulatory conditions in the United States, (c) changes in the industries in which CSSE participates (including fluctuating conditions resulting from cyclicality or seasonality affecting CSSE), (d) changes in United States or global financial or securities markets or conditions, including changes in prevailing interest rates, currency exchange rates or price levels or trading volumes in the United States or foreign securities markets, (e) changes in global or national political conditions (including the outbreak or escalation of war, military action, sabotage or acts of terrorism) or changes due to natural disasters, (f) the effects of the actions or omissions under this Agreement of CSSE under this Agreement that are taken with the consent of CPE or Crackle, or not taken because CPE or Crackle did not give its consent, in connection with the transactions contemplated hereby, (g) the negotiation, announcement, pendency or consummation of this Agreement and the transactions contemplated hereby, including the identity of, or the effect of any fact or circumstance relating to, JV Entity or any of its Affiliates or any communication by CSSE or any of its Affiliates regarding plans, proposals or projections with respect to Crackle, (h) any item set forth in the CSSE Disclosure Schedule, (i) any matter disclosed in CSSE’s Electronic Data Room, or (j) any work stoppage, labor strike, slowdown or other material labor dispute, disruption or shortage involving employees or independent contractors of any of CSSE’s service providers, suppliers or other business relation.
“Dollars” or “$” means the lawful currency of the United States of America.
“Electronic Data Room” means the electronic data room established by Crackle or CSSE as the case may be, in connection with the transactions contemplated hereby.
“Employees” means, with respect to any Person, each individual who as of immediately prior to the Closing is an active employee of such Person (or primarily providing services to such Person) in the United States, including employees on vacation or on a regularly scheduled day off from work (including for jury service or military service duty), and each employee of such Person in the United States who is on short-term disability, long-term disability or leave of absence as of immediately prior to the Closing.
“Employment Agreement Employees” shall mean each Employee of Crackle, or each Employee of an Affiliate of Crackle who is primarily performing services for Crackle and who is party to a binding employment agreement with Crackle or such Affiliate, as applicable, set forth on Schedule 5.11(a) hereto.
“Enforceable” means, with respect to a Contract, that such Contract is the legal, valid and binding obligation of the applicable Person, enforceable against such Person in accordance with its terms, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights of creditors, and general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“Excluded Patent” means each Patent that is listed on Schedule 1.1(b)(vii), or any Patent that is granted from a patent application in the list in Schedule 1.1(b)(vii).
“Fair Market Value” means, with respect to a Common Unit, the cash price that a willing buyer would pay to a willing seller when neither is acting under compulsion and when both have reasonable knowledge of the relevant facts on the date of determination. Each of the JV Entity and CPE shall us its best efforts to mutually agree on the Fair Market Value of the Common Units. If the parties are unable to so agree within thirty (30) days of the date of notification by CPE of its election to exercise its option pursuant to Section 7.5(g)(iii), CPE and the JV Entity shall each appoint one (1) appraiser (within thirty (30) days of such notification date). The two (2) appraisers shall, within a period of five (5) additional days, agree on
A-A-5

and appoint an additional appraiser. The three (3) appraisers shall, within thirty (30) days after the appointment of the third (3rd) appraiser, determine the Fair Market Value of the Common Units in writing and submit their report to all the parties. The Fair Market Value shall be determined by disregarding the appraiser’s valuation that diverges the most from each of the other two appraisers’ valuations, and the arithmetic mean of the remaining two appraisers’ valuations shall be the Fair Market Value. Each party shall pay for the services of the appraiser selected by it, plus one-half of the fee charged by the third appraiser, and one-half of all other costs relating to the determination of Fair Market Value.
“Fraud” means, with respect to any party, such party’s actual and intentional fraud with respect to the making of representations and warranties herein; provided, however, such actual and intentional fraud of such party shall only be deemed to exist if such party makes a knowing and intentional misrepresentation of a material fact with the intent that the other party rely on such fact, coupled with such other party’s detrimental reliance on such fact under circumstances that constitute common law fraud under applicable Law.
“GAAP” means United States generally accepted accounting principles, consistently applied during the periods involved.
“Governmental Authority” means any United States or foreign federal, state, provincial or local government or other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of any such government or political subdivision, and any supranational organization of sovereign states exercising such functions for such sovereign states.
“Governmental Authorizations” means all licenses, permits, certificates, grants, franchises, waivers, consents and other similar authorizations or approvals issued by or obtained from a Governmental Authority.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Intellectual Property” means any and all of the following: Patents, copyrightable works, Copyrights, film and television rights, exhibition rights, technology, know-how, processes, Trade Secrets, proprietary software, source code, inventions and designs (including inventions and/or designs conceived prior to the Closing Date but not documented as of the Closing Date), and all improvements to any of the foregoing, proprietary data, formulae, research and development data, Marks, Internet domain names, Internet addresses and other computer identifiers, websites or web pages, brand names or corporate names, logos and symbols (including, in each case, the goodwill associated therewith).
“IRS” means the U.S. Internal Revenue Service.
“Knowledge of CSSE” or any variant thereof means the actual knowledge as of the date hereof of any of the following individuals: Willian Rouhana or Elana Sofko, or the knowledge that such individuals would be expected to become aware of in the course of conducting a reasonable internal investigation regarding the accuracy of any representation or warranty of CSSE contained in this Agreement.
“Knowledge of CPE” or any variant thereof means the actual knowledge as of the date hereof of any of the following individuals: Eric Berger, or the knowledge that such individual would be expected to become aware of in the course of conducting a reasonable internal investigation within CPE and Crackle regarding the accuracy of any representation or warranty of CPE or Crackle contained in this Agreement.
“Latin American Business” means any assets of Crackle Latin American Inc., as well as any assets used by Crackle solely or primarily in connection with the Crackle SVOD service operated in Latin America or for the Latin American market.
“Law” means any statute, law, ordinance, rule or regulation of any Governmental Authority.
“Legal Proceeding” means any civil, criminal or administrative actions, proceedings, suits, demands or claims filed by or before any Governmental Authority or arbitrator.
“Lien” means any charge, mortgage, pledge, security interest, lien, or encumbrance, other than those that customarily arise under securities Laws in private transactions.
A-A-6

“Losses” means any damages, losses, charges, liabilities, judgments, settlements, awards, interest, penalties, fees, costs and expenses actually incurred or paid, but shall not include any consequential, indirect, incidental, special, unforeseen, exemplary or punitive damages, including diminution of value, lost profits, lost revenues, business interruption, loss of business reputation or opportunity or any damages based on any type of multiple.
“Marks” means all registered U.S. and foreign trade names, trademarks, trade dress and service marks, together with any applications related thereto.
“Order” means any judgment, order, writ, decision, injunction, award or decree of any foreign, federal, state, local or other court or tribunal and any ruling or award in any binding arbitration proceeding.
“Originals Business” means, with respect to Crackle, programming or content made by Crackle or an Affiliate of Crackle specifically for exhibition on the Crackle VOD networks or any content licensed, labeled, produced, or acquired by Crackle or an Affiliate of Crackle as a ‘Crackle Original.
“Patent Claim” means any claim, right, or action arising from or related to any class or type of patents, including utility models and design patents and applications for these classes or types of patent rights and any equivalent claim, right or action in any country of the world.
“Patents” means all issued U.S. and foreign patents and pending patent applications, including design patents and industrial designs.
“Permits” means all licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, any Governmental Authority that are necessary for the operation of Crackle.
“Permitted Liens” means (a) landlords’, lessors’, mechanics’, materialmen’s, warehousemen’s, carriers’, workers’, manufacturer’s or repairmen’s Liens or other similar Liens arising or incurred in the ordinary course of business, (b) Liens for Taxes, assessments and other governmental charges not yet due and payable or being contested in good faith by appropriate Legal Proceedings for which adequate reserves have been established in accordance with GAAP, (c) Liens incurred in the ordinary course of business that would not materially impair the value of the assets of a party, (d) Liens to lenders incurred in deposits made in the ordinary course in connection with maintaining bank accounts, (e) Liens arising in the ordinary course of business of production of a program, film or show or other video content (including obligations to pay participations, residuals and other contractual obligations under entertainment industry guild collective bargaining agreements, security interests related to guild collective bargaining agreements, or security interests granted to secure the payment of participations in favor of guilds, production lenders or completion guarantors), (f) Liens created under or in connection with any distribution agreement entered into with a distributor in the ordinary course of business in connection with the distribution, subdistribution or other exploitation of a program, film or show or other video content, (g) deposits or pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar Laws, or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, (h) Liens created by this Agreement or any of the Transaction Documents, or in connection with the transactions contemplated hereby, and (i) except in the case of real property, liens arising under original purchase price conditional sales contracts and equipment leases with third parties.
“Person” means an individual, a corporation, a partnership, an association, a limited liability company, a Governmental Authority, a trust or other entity or organization.
“Pivotshare” means Pivotshare, Inc., a Delaware corporation.
“Pre-Closing Tax Period” means any tax period that ends on or prior to the Closing Date, and with respect to any Straddle Period, the portion of such Straddle Period ending on the Closing Date.
“Preferred Units” has the meaning set forth in the JV Operating Agreement.
“Premises” means the premises that are leased by a party pursuant to a Lease.
“Publicly Available Software” means any software that is or is derived in any manner in whole or in part from, software that is distributed as free software, open source or under similar licensing or distribution models.
A-A-7

“Registered Crackle Intellectual Property” means all Patents, Copyrights, Marks and Internet domain names that are Crackle Intellectual Property.
“Registered CSSE Intellectual Property” means all Patents, Copyrights, Marks and Internet domain names that are CSSE Intellectual Property.
“Representative” or “Representatives” means, with respect to a particular Person, any director, member, limited or general partner, equity holder, officer, employee, agent, consultant, advisor or other representative of such Person, including outside legal counsel, accountants and financial advisors.
“Required Third Party Consents” means the Required Crackle Third Party Consents and the Required CSSE Third Party Consents.
“Screen Media Ventures” means Screen Media Ventures LLC, a Delaware limited liability company.
“Straddle Period” means any tax period that begins on or before the Closing date and ends after the Closing Date.
“Subsidiary” means with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interests thereof having the power to govern or elect members of the applicable governing body of such entity is at the time owned or controlled, directly or indirectly, by that Person or one or more subsidiaries of that Person or a combination thereof; and the term “Subsidiary” with respect to any Person shall include all subsidiaries of each subsidiary of such Person.
“Tax Returns” means any report, return, computation, declaration, claim, claim for refund, or information return or statement with respect to Taxes.
“Taxes” means all federal, state or local and all foreign taxes, including income, gross receipts, windfall profits, value added, severance, property, escheat, abandoned or unclaimed property, production, sales, use, duty, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest with respect to such additions or penalties or penalties for failure to file any Tax Return.
“Third Party” means a Person that is not a party to this Agreement but excluding any Affiliate of a party hereto.
“Trade Secrets” mean trade secrets, confidential business information and other proprietary information including, without limitation, designs, research and development information, technical information, specifications, operating and maintenance manuals, methods, engineering drawings, know-how, data, discoveries, inventions, industrial designs and other proprietary rights (whether or not patentable or subject to copyright, mask work, or trade secret protection); in each of the foregoing cases which (i) has economic value to party by virtue of its secrecy; and (ii) that party elects to maintain as a trade secret under applicable Law.
“Transaction Documents” means, with respect to a party, all agreements, certificates and other instruments to be delivered by such party at Closing pursuant to this Agreement.
A-A-8

ANNEX B
Crackle Plus Operating Agreement
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
among
CRACKLE PLUS, LLC
and
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
and
CRACKLE, INC.
dated as of
May 14, 2019

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
This Amended and Restated Limited Liability Company Agreement of CRACKLE PLUS, LLC, a Delaware limited liability company (the “Company”), is entered into as of May 14, 2019 by and among the Company, CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC., a Delaware corporation (“CSSE”), and CRACKLE, INC., a Delaware corporation (the “Preferred Member”).
RECITALS
WHEREAS, the Company was formed under the laws of the State of Delaware by the filing of a Certificate of Formation with the Secretary of State of Delaware (the “Secretary of State”) on March 21, 2019 (the “Certificate of Formation”);
WHEREAS, CSSE entered into the Limited Liability Company Agreement of the Company, dated as of March 27, 2019 (the “Initial LLC Agreement”);
WHEREAS, pursuant to a Contribution Agreement, dated as of March 27, 2019, by and among CSSE, the Preferred Member, CPE Holdings, Inc., and the Company (the “Contribution Agreement”), CSSE and the Preferred Member are contributing and committing to contribute to the Company certain assets and liabilities in exchange for Membership Interests; and
WHEREAS, the Members wish to enter into this Agreement amending, restating and superseding in its entirety the Initial LLC Agreement and setting forth the terms and conditions governing the operation and management of the Company.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01   Definitions.   Capitalized terms used herein and not otherwise defined shall have the meanings set forth in this Section 1.01:
“Additional Capital Contributions” has the meaning set forth in Section 3.04(a).
“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:
(a)   crediting to such Capital Account any amount that such Member is obligated to restore or is deemed to be obligated to restore pursuant to Treasury Regulations Sections 1.704-1(b)(2)(ii)(c), 1.704-2(g)(1) and 1.704-2(i); and
(b)   debiting to such Capital Account the items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
“Adjusted Taxable Income” of a Member for a Fiscal Year (or portion thereof) with respect to the Membership Interest held by such Member means the federal taxable income allocated by the Company to the Member with respect to its Membership Interest (as adjusted by any final determination in connection with any tax audit or other proceeding) for such Fiscal Year (or portion thereof); provided, that such taxable income shall be computed (a) minus any excess taxable loss or excess taxable credits of the Company for any prior period allocable to such Member with respect to its Membership Interest that were not previously taken into account for purposes of determining such Member’s Adjusted Taxable Income in a prior Fiscal Year to the extent such loss or credit would be available under the Code to offset income of the Member (or, as appropriate, the direct or indirect owners of the Member) determined as if the income, loss, and credits from the Company were the only income, loss, and credits of the Member (or, as appropriate, the direct or indirect owners of the Member) in such Fiscal Year and all prior Fiscal Years, and (b) taking into account any special basis adjustment with respect to such Member resulting from an election by the Company under Code Section 754.

“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings; provided, however, that for purposes of this Agreement the term “Affiliate” does not, when used with respect to a Member, include the Company.
“Agreement” means this Amended and Restated Limited Liability Company Agreement, as executed and as it may be amended, modified, supplemented or restated from time to time, as provided herein.
“Applicable Law” means all applicable provisions of  (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations or orders of any Governmental Authority; (b) any consents or approvals of any Governmental Authority; and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.
“Arbitrator” has the meaning set forth in Section 13.12(a).
“Bankruptcy” means, with respect to a Member, the occurrence of any of the following: (a) the filing of an application by such Member for, or a consent to, the appointment of a trustee of such Member’s assets; (b) the filing by such Member of a voluntary petition in bankruptcy or the filing of a pleading in any court of record admitting in writing such Member’s inability to pay its debts as they come due; (c) the making by such Member of a general assignment for the benefit of such Member’s creditors; (d) the filing by such Member of an answer admitting the material allegations of, or such Member’s consenting to, or defaulting in answering a bankruptcy petition filed against such Member in any bankruptcy proceeding; or (e) the expiration of sixty (60) days following the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating such Member bankrupt or appointing a trustee of such Member’s assets.
“BBA” means the Bipartisan Budget Act of 2018, as modified, amended or superseded by the Budget Resolution of 2019.
“BBA Procedures” has the meaning set forth in Section 11.04(c).
“Board” has the meaning set forth in Section 7.01.
“Book Depreciation” means, with respect to any Company asset for each Fiscal Year, the Company’s depreciation, amortization, or other cost recovery deductions determined for federal income tax purposes, except that if the Book Value of an asset differs from its adjusted tax basis at the beginning of such Fiscal Year, Book Depreciation shall be an amount which bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero and the Book Value of the asset is positive, Book Depreciation shall be determined with reference to such beginning Book Value using any permitted method selected by the Board in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g)(3).
“Book Value” means, with respect to any Company asset, the adjusted basis of such asset for federal income tax purposes, except as follows:
(a)   the initial Book Value of any Company asset contributed by a Member to the Company shall be the gross Fair Market Value of such Company asset as of the date of such contribution;
(b)   immediately prior to the distribution by the Company of any Company asset to a Member, the Book Value of such asset shall be adjusted to its gross Fair Market Value as of the date of such distribution;
(c)   the Book Value of all Company assets shall be adjusted to equal their respective gross Fair Market Values, as of the following times:

(i)   the acquisition of an additional Membership Interest by a new or existing Member in consideration for more than a de minimis Capital Contribution;
(ii)   the distribution by the Company to a Member of more than a de minimis amount of property (other than cash) as consideration for all or a part of such Member’s Membership Interest; and
(iii)   the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g);
(d)   if the Book Value of a Company asset has been determined pursuant to paragraph (a) or adjusted pursuant to paragraphs (c) or (d) above, such Book Value shall thereafter be adjusted to reflect the Book Depreciation taken into account with respect to such Company asset for purposes of computing Net Income and Net Losses.
“Budget” has the meaning set forth in Section 7.12.
“Business” has the meaning set forth in Section 2.05(a).
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in the City of Los Angeles or New York are authorized or required to close.
“Business Opportunity” has the meaning set forth in Section 7.13(b).
“California Act” has the meaning set forth in Section 2.09.
“Capital Account” has the meaning set forth in Section 3.06.
“Capital Contribution” means, for any Member, the total amount of cash and cash equivalents and the Book Value of any property contributed to the Company by such Member.
“Capital Transaction” has the meaning set forth in Section 7.05(e).
“Certificate of Formation” has the meaning set forth in the Recitals.
“Chairperson” has the meaning set forth in Section 7.08.
“Code” means the Internal Revenue Code of 1986.
“Committee” has the meaning set forth in Section 7.09(a).
“Common Member” means a holder of Common Units of the Company.
“Common Member Manager” has the meaning set forth in Section 7.02(a)(i).
“Common Units” has the meaning set forth in Section 3.02.
“Company” has the meaning set forth in the Preamble.
“Company Interest Rate” has the meaning set forth in Section 6.03(c).
“Company Minimum Gain” means “partnership minimum gain” as defined in Treasury Regulations Section 1.704-2(b)(2), substituting the term “Company” for the term “partnership” as the context requires.
“Confidential Information” has the meaning set forth in Section 10.01(a).
“Contributing Member” has the meaning set forth in Section 3.04(b).
“Contribution Agreement” has the meaning set forth in the Recitals.
“Conversion Closing Date” has the meaning set forth in Section 9.04(c).
“Conversion Election Notice” has the meaning set forth in Section 9.04(a).
“Conversion Right” has the meaning set forth in Section 9.04(a).
“Conversion Units” has the meaning set forth in Section 9.04(a).

“Covered Person” has the meaning set forth in Section 8.01(a).
“Cram-Down Contribution” has the meaning set forth in Section 3.04(c).
“CSSE Change of Control” has the meaning set forth in Section 10.02.
“CSSE Preferred Stock” has the meaning set forth in Section 9.03(a).
“Default Amount” has the meaning set forth in Section 3.04(b).
“Default Loan” has the meaning set forth in Section 3.04(b).
“Default Rate” has the meaning set forth in Section 3.04(b).
“Defaulting Member” means a Member that has (a) failed to make an Additional Capital Contribution as may be required by Section 3.04 (only for such time as it is a Non-Contributing Member) or (b) breached any material covenant, duty or obligation under this Agreement and such breach remains uncured for fifteen (15) days after written notice of such breach by the Company or by the other Member, as applicable, to such Member.
“Delaware Act” means the Delaware Limited Liability Company Act, Title 6, Chapter 18, §§ 18-101, et seq.
“Designated Individual” has the meaning set forth in Section 11.04(a).
“Electronic Transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.
“Estimated Tax Amount” of a Member for a Fiscal Year means the Member’s Tax Amount for such Fiscal Year as estimated in good faith from time to time by the Board. In making such estimate, the Board shall take into account amounts shown on Internal Revenue Service Form 1065 filed by the Company and similar state or local forms filed by the Company for the preceding taxable year and such other adjustments as the Board reasonably determines are necessary or appropriate to reflect the estimated operations of the Company for the Fiscal Year.
“Excess Amount” has the meaning set forth in Section 6.02(c).
“Exercise Period” means the six-month period beginning on the first anniversary of the date of this Agreement, which six-month period shall be extended for a length of time equal to any period of time during such six-month period in which CSSE is a Defaulting Member or is in breach of any material covenant, duty or obligation under the Contribution Agreement or other JV Agreement, including any period of notice and cure.
“Fair Market Value” of any asset as of any date means the purchase price that a willing buyer having all relevant knowledge would pay a willing seller for such asset in an arm’s length transaction. Unless otherwise provided herein, Fair Market Value shall be as determined in good faith by the Board, including the Preferred Member Managers.
“Fiscal Year” means the calendar year, unless the Company is required to have a taxable year other than the calendar year, in which case Fiscal Year shall be the period that conforms to its taxable year.
“GAAP” means United States generally accepted accounting principles.
“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.
“Government Official” means (a) any officer, director, employee, appointee or official representative of a Governmental Authority; (b) any political party or party official; or (c) any candidate for political or judicial office.

“Indebtedness” of any Person means (without duplication) (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person which are evidenced by notes, bonds, debentures or similar instruments; (c) all obligations of such Person that have been, or should be, in accordance with GAAP, recorded as capital leases; (d) all obligations of such Person that have been, or should be, in accordance with GAAP, recorded as a sale-leaseback transaction or a leveraged lease; (e) all obligations of such Person in respect of letters of credit or acceptances issued or created for the account of such Person; (f) all liabilities for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business) and (g) all direct or indirect guarantees (including “keep well” arrangements, support agreements and similar agreements) with respect to Indebtedness of any other Person.
“Initial Capital Contribution” has the meaning set forth in Section 3.03(a).
“Initial Funding Period” has the meaning set forth in Section 3.04(a).
“Initial LLC Agreement” has the meaning set forth in the Recitals.
“Initial Members” means CSSE and the Preferred Member.
“Initial Public Offering” has the meaning set forth in Section 9.05(a).
“Issuance Notice” has the meaning set forth in Section 3.05(b).
“JAMS” has the meaning set forth in Section 13.12.
“Joinder Agreement” means the joinder agreement in form and substance attached hereto as Exhibit A.
“JV Agreements” means the Contribution Agreement and the Transaction Documents referenced therein.
“Liquidator” has the meaning set forth in Section 12.03(a).
“Losses” has the meaning set forth in Section 8.03(a).
“Manager” has the meaning set forth in Section 7.01.
“Managers Schedule” has the meaning set forth in Section 7.03(d).
“Maximum Number of Shares” has the meaning set forth in Section 9.05(a).
“Member” means (a) each Initial Member and (b) each Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Delaware Act. The Members shall constitute the “members” (as that term is defined in the Delaware Act) of the Company.
“Member Nonrecourse Debt” means “partner nonrecourse debt” as defined in Treasury Regulations Section 1.704-2(b)(4), substituting the term “Company” for the term “partnership” and the term “Member” for the term “partner” as the context requires.
“Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if the Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i)(3).
“Member Nonrecourse Deduction” means “partner nonrecourse deduction” as defined in Treasury Regulations Section 1.704-2(i), substituting the term “Member” for the term “partner” as the context requires.
“Membership Interest” means an interest in the Company owned by a Member, including such Member’s right (a) to its distributive share, if any, of Net Income, Net Losses and other items of income, gain, loss and deduction of the Company; (b) to its distributive share of the assets of the Company; (c) to vote on, consent to, or otherwise participate in any decision of the Members as provided in this Agreement; and (d) to any and all other benefits to which such Member may be entitled as provided in this Agreement or the Delaware Act. Notwithstanding anything to the contrary contained herein, a Membership Interest represented by Preferred Units shall not entitle the holder thereof to vote on any matters, except as specifically provided herein, including pursuant to Section 7.05(e), but shall entitle the holder to the payment or distribution of the Preferred Liquidation Preference upon any liquidation or winding up of the Company and to the other rights and benefits set forth herein with respect to the Preferred Units, including without limitation the information and inspection rights set forth in Article XI.
“Net Income” and “Net Loss” mean, for each Fiscal Year or other period specified in this Agreement, an amount equal to the Company’s taxable income or taxable loss, or particular items thereof, determined in accordance with Code Section 703(a) (where, for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or taxable loss), but with the following adjustments:
(a)   any income realized by the Company that is exempt from federal income taxation, as described in Code Section 705(a)(1)(B), shall be added to such taxable income or taxable loss, notwithstanding that such income is not includable in gross income;
(b)   any expenditures of the Company described in Code Section 705(a)(2)(B), including any items treated under Treasury Regulations Section 1.704-1(b)(2)(iv)(I) as items described in Code Section 705(a)(2)(B), shall be subtracted from such taxable income or taxable loss, notwithstanding that such expenditures are not deductible for federal income tax purposes;
(c)   any gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the property so disposed, notwithstanding that the adjusted tax basis of such property differs from its Book Value;
(d)   any items of depreciation, amortization and other cost recovery deductions with respect to Company property having a Book Value that differs from its adjusted tax basis shall be computed by reference to the property’s Book Value (as adjusted for Book Depreciation) in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g);
(e)   if the Book Value of any Company property is adjusted as provided in the definition of Book Value, then the amount of such adjustment shall be treated as an item of gain or loss and included in the computation of such taxable income or taxable loss; and
(f)   to the extent an adjustment to the adjusted tax basis of any Company property pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704 1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).
“Non-Changed Member” has the meaning set forth in Section 9.04(a).
“Non-Contributing Member” has the meaning set forth in Section 3.04(b).
“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b).
“Nonrecourse Liability” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(3).
“Non-Transferring Member” has the meaning set forth in Section 9.02(b).
“Offer” has the meaning set forth in Section 9.02(b).
“Officers” has the meaning set forth in Section 7.10.
“Participating Member” has the meaning set forth in Section 3.05(b).
“Partnership Representative” has the meaning set forth in Section 11.04(a).
“Percentage Interest” means, with respect to a Member at any time, the percentage set forth opposite such Member’s name on Schedule A attached hereto (such percentage being understood to be, subject to the preferences of any Preferred Units, reflective of the economic interest in the Company represented by such Member’s Common Units). The Percentage Interests shall at all times aggregate to 100% and in all cases, other than with respect to the payment or distribution of any preference to which the holder of the Preferred Units is entitled, shall be allocated to and determined by reference to the outstanding Common Units.
“Permitted Transfer” means a Transfer of a Membership Interest carried out pursuant to Section 9.02.
“Permitted Transferee” means a recipient of a Permitted Transfer.
“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.
“Preferred Capital Contribution” means an amount equal to $36,350,000.
“Preferred Liquidation Preference” has the meaning set forth in Section 12.03(c).
“Preferred Member” has the meaning set forth in the preamble.
“Preferred Member Managers” has the meaning set forth in Section 7.02(a)(ii).
“Preferred Return” means a rate of return in an amount equal to 3% per annum, compounded annually, on the then unreturned Preferred Capital Contribution.
“Preferred Units” has the meaning set forth in Section 3.02.
“Proposed Issuance” has the meaning set forth in Section 3.05(b).
“Put Closing” has the meaning set forth in Section 9.04(b).
“Put Closing Date” has the meaning set forth in Section 9.04(c).
“Put Consideration” has the meaning set forth in Section 9.03(a).
“Put Election Notice” has the meaning set forth in Section 9.03(a).
“Put Option” has the meaning set forth in Section 9.03(a).
“Quarterly Estimated Tax Amount” of a Member for any calendar quarter of a Fiscal Year means the excess, if any, of  (a) the product of  (i) a quarter (¼) in the case of the first calendar quarter of the Fiscal Year, half  (½) in the case of the second calendar quarter of the Fiscal Year, three-quarters (¾) in the case of the third calendar quarter of the Fiscal Year, and one (1) in the case of the fourth calendar quarter of the Fiscal Year and (ii) the Member’s Estimated Tax Amount for such Fiscal Year, over (b) all distributions previously made during such Fiscal Year to such Member.
“Reconvened Meeting” has the meaning set forth in Section 7.05(a).
“Regulatory Allocations” has the meaning set forth in Section 5.02(e).
“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.
“Response Due Date” has the meaning set forth in Section 9.02(b).
“Sale Election Notice” has the meaning set forth in Section 9.02(b).
“Secretary of State” has the meaning set forth in the Recitals.
“Securities Act” means the Securities Act of 1933.
“Shortfall Amount” has the meaning set forth in Section 6.02(b).
“Sony Marks” has the meaning set forth in Section 7.16.
“Subject Units” has the meaning set forth in Section 9.02(b).
“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Supermajority Approval” has the meaning set forth in Section 7.05(e).
“Suspended Meeting” has the meaning set forth in Section 7.05(a).
“Tag-Along Notice” has the meaning set forth in Section 9.02(c).
“Tagging Member” has the meaning set forth in Section 9.02(c).
“Tagging Units” has the meaning set forth in Section 9.02(c).
“Tax Amount” of a Member for a Fiscal Year means the product of  (a) the Tax Rate for such Fiscal Year and (b) the Adjusted Taxable Income of the Member for such Fiscal Year with respect to its Membership Interest.
“Tax Distribution” has the meaning set forth in Section 6.02(a).
“Tax Rate” of a Member, for any period, means the highest effective marginal rate of combined federal, state, and local tax rate imposed for such period based on (a) the highest general marginal rate of tax imposed on corporations under Section 11(b) of the Code, (b) the highest general combined marginal rate of state and city taxes imposed on corporations operating in Greenwich, Connecticut or in Los Angeles, California, as applicable, and (c) assuming the deductibility of state and city income taxes for federal income tax purposes.
“Taxing Authority” has the meaning set forth in Section 6.03(b).
“Term” has the meaning set forth in Section 2.06.
“Third Party Purchaser” has the meaning set forth in Section 9.02(b).
“Third Party Sale Notice” has the meaning set forth in Section 9.02(c).
“TMLA” has the meaning set forth in Section 7.16.
“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, by operation of law or otherwise, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Membership Interest owned by a Person or any interest (including a beneficial interest or any direct or indirect economic or voting interest) in any Membership Interest owned by a Person; provided that none of an issuance, disposition, redemption or repurchase of any interests in an indirect or direct parent entity of a Member shall be deemed to be a Transfer of a Membership Interest, including by means of a disposition of interests in a Member or in a Person that directly or indirectly holds any interests in a Member. “Transfer” when used as a noun shall have a correlative meaning. “Transferor” and “Transferee” mean a Person who makes or receives a Transfer, respectively.
“Transferring Member” has the meaning set forth in Section 9.02(b).
“Treasury Regulations” means the final or temporary regulations issued by the United States Department of Treasury pursuant to its authority under the Code, and any successor regulations.
“Trigger Failure” has the meaning set forth in Section 9.03(h).
“Units” has the meaning set forth in Section 3.01.
“Withholding Advances” has the meaning set forth in Section 6.03(b).
Section 1.02   Interpretation.   For purposes of this Agreement: (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and Exhibits and Schedules attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented or modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits and Schedules referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.
ARTICLE II
ORGANIZATION
Section 2.01   Formation.
(a)   The Company was formed on March 21, 2019, pursuant to the provisions of the Delaware Act, upon the filing of the Certificate of Formation with the Secretary of State.
(b)   This Agreement shall constitute the “limited liability company agreement” (as that term is used in the Delaware Act) of the Company. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Delaware Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be under the Delaware Act in the absence of such provision, this Agreement shall, to the extent permitted by the Delaware Act, control.
Section 2.02   Name.   The name of the Company is Crackle Plus, LLC, or such other name or names as may be designated by the Board; provided, that the name shall always contain the words “Limited Liability Company” or the abbreviation “L.L.C.” or the designation “LLC.” The Board shall give prompt notice to the Members of any change to the name of the Company.
Section 2.03   Principal Office.   The principal office of the Company is located at 132 E. Putnam Ave, Cos Cob, Connecticut 06807, or such other place as may from time to time be determined by the Board. The Board shall give prompt notice of any such change to each of the Members.
Section 2.04   Registered Office; Registered Agent.
(a)   The registered office of the Company shall be the office of the initial registered agent named in the Certificate of Formation or such other office (which need not be a place of business of the Company) as the Board may designate from time to time in the manner provided by the Delaware Act and Applicable Law.
(b)   The registered agent for service of process on the Company in the State of Delaware shall be the initial registered agent named in the Certificate of Formation or such other Person or Persons as the Board may designate from time to time in the manner provided by the Delaware Act and Applicable Law.
Section 2.05   Purpose; Powers.
(a)   The purposes of the Company are to engage in (i) the development, marketing, licensing, aggregating and distribution of content through SVOD and AVOD online networks under the Crackle, Chicken Soup for the Soul, Pivotshare, Truli and Popcornflix brands and other proprietary and licensed brands, (ii) any and all activities necessary or incidental thereto and (iii) any other lawful business, operations or purpose the Company by proper authorization undertakes (collectively, the “Business”).
(b)   The Company shall have all the powers necessary or convenient to carry out the purposes for which it is formed, including the powers granted by the Delaware Act.
Section 2.06   Term.   The term of the Company (“Term”) commenced on the date the Certificate of Formation was filed with the Secretary of State and shall continue in existence perpetually until the Company is dissolved in accordance with the provisions of this Agreement.

Section 2.07   No State-Law Partnership.   The Members intend that the Company shall not be a partnership (including a limited partnership) or joint venture, and that no Member, Manager, or Officer of the Company shall be a partner or joint venturer of any other Member, Manager or Officer of the Company, for any purposes other than as set forth in Section 11.03.
Section 2.08   Foreign Qualification.   The Board shall cause the Company to comply with all requirements necessary to qualify the Company as a foreign limited liability company in California promptly after the date hereof and thereafter in any other jurisdiction in which the Company owns property or transacts business to the extent, in the reasonable judgment of the Board, such qualification or registration is necessary or advisable for the protection of the limited liability of the Members or to permit the Company lawfully to own property or transact business. The Board may execute, acknowledge, swear to, and deliver any and all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue, or terminate the Company as a foreign limited liability company in all such jurisdictions in which the Company may conduct business.
Section 2.09   Doing Business in California.   The Members acknowledge that the Company will be registered to do business in California. Effective January 1, 2014, the California Revised Uniform Limited Liability Company Act, as set forth in the California Corporation Code, Sections 17701.01 et seq., as may be amended from time to time (the “California Act”), applies to all new and existing foreign limited liability companies that are registered with the California Secretary of State. Section 17708.01(a) of the California Act states that the law of the state of formation of the Company, which is Delaware, governs: (a) the organization of the Company, (b) the internal affairs of the Company, (c) the authority of the members and managers of the Company, and (d) the liability of a member as a Member, and a Manager as a Manager, for the debts, obligations, or other liabilities of the Company. It is the intention of the Members for the provisions of this Agreement to govern the operation of the business and internal affairs of the Company, and the Members hereby acknowledge that all provisions of this Agreement in fact relate to the internal affairs of the Company, pursuant to the “internal affairs doctrine,” applicable to limited liability companies organized in Delaware, which provides that the law of the state of organization (Delaware) of a legal entity, such as a corporation or limited liability company, should determine issues relating to the internal affairs of the legal entity. The Members desire for the California Act to apply as narrowly as possible and for the Act to apply as broadly as possible to determine all matters affecting the Company and its Members. The foregoing four concepts listed in clauses (a), (b), (c) and (d) above shall be governed by the Act and broadly construed to carry out the agreements, desires and expectations of the parties hereto.
ARTICLE III
MEMBERSHIP UNITS; CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
Section 3.01   Membership Units.   The Membership Interest of each of the Members of the Company shall be represented by a number of  “Units.”
Section 3.02   Classes of Units.   There shall be two classes of Units, designated as “Preferred Units” and “Common Units.” Except as otherwise provided in this Agreement, only Members holding Common Units shall have the right to share in the Net Income and Net Loss of the Company as provided in this Agreement and the right to receive distributions from the Company as provided in this Agreement, except in cases of distributions made upon liquidation or winding up of the Company. Holders of Common Units and Preferred Units shall have (i) the right to receive distributions from the Company upon any liquidation or winding up of the Company, with distributions made first to the holders of the Preferred Units until their Preferred Liquidation Preference is satisfied, and then to the holders of the Common Units as further provided herein, and (ii) the right to receive information concerning the business and affairs of the Company. Only holders of the Common Units shall have the right to vote, except as specifically set forth in this Agreement or as otherwise required by Applicable Law.
Section 3.03   Initial Capital Contributions.
(a)   In connection with the transactions contemplated by the Contribution Agreement, contemporaneously with the execution of this Agreement, the Initial Members have made or are committing to make, in accordance with the terms of the Contribution Agreement, the following initial

Capital Contributions to the Company (“Initial Capital Contributions”) in exchange for the Membership Interest, as represented by Preferred Units and/or Common Units, in the amount set forth opposite such Initial Member’s name on Schedule A attached hereto:
(i)   the contribution by CSSE and its Affiliates of the CSSE Contributed Assets (as defined in the Contribution Agreement) and the granting of the CSSE Trademark License Agreement (as defined in the Contribution Agreement); and
(ii)   the contribution by the Preferred Member and its Affiliates of the Crackle Contributed Assets (as defined in the Contribution Agreement).
(b)   The Board shall update Schedule A attached hereto upon the issuance or Transfer of any Membership Interest to any new or existing Member in accordance with this Agreement, to reflect any Cram-Down Contribution in accordance with Section 3.04(d), or as otherwise required by the terms hereof.
Section 3.04   Funding of the Company; Additional Capital Contributions.
(a)   Unless approved by the Board with Supermajority Approval if then required or otherwise set forth below in this Section 3.04(a), no additional Membership Interests shall be issued in connection with any Capital Contribution or otherwise during the period commencing on the date of this Agreement and ending on the earlier of  (i) the Conversion Closing Date under Section 9.04 of this Agreement and (ii) the Put Closing Date under Section 9.03 of this Agreement (the “Initial Funding Period”). Notwithstanding anything to the contrary contained herein, during such Initial Funding Period, CSSE hereby agrees, and shall be entitled, to provide or obtain all necessary funding for the Company in order to ensure the Company has sufficient working capital to operate efficiently, conduct its business as contemplated hereunder and meet its obligations, whether through secured or unsecured loans of the Company, lines of credit against the Company’s receivables, or the issuance of equity interests of the Company or other instruments made by the Company; provided that any equity interests or instruments issued by the Company in connection with such funding shall in no way dilute the equity interest (based on Common Units, including those into which the Preferred Units may be converted) or the Preferred Liquidation Preference of the Preferred Member.
(b)   In addition to their Initial Capital Contributions and any Capital Contributions of CSSE during the Initial Funding Period pursuant to Section 3.04(a), subject to approval by the Board with any required Supermajority Approval then required, the Common Members shall make additional Capital Contributions in cash, in proportion to their respective Common Units, as determined by the Board with Supermajority Approval if then required from time to time to be reasonably necessary to pay any operating, capital or other expenses relating to the Business (such additional Capital Contributions, the “Additional Capital Contributions”). Upon the Board making such determination to call for Additional Capital Contributions, the Board shall deliver to the Common Members a written notice of the Company’s need for Additional Capital Contributions, which notice shall specify in reasonable detail (i) the purpose for such Additional Capital Contributions, (ii) the aggregate amount of such Additional Capital Contributions, (iii) each Common Member’s pro rata share of such aggregate amount of Additional Capital Contributions (based upon such Common Member’s Percentage Interest), and (iv) the date (which date shall not be less than five (5) Business Days following the date that such notice is given) on which such Additional Capital Contributions shall be required to be made by the Members.
(c)   If any Common Member shall fail to timely make, or notifies the Company that it shall not make, all or any portion of any Additional Capital Contribution that such Common Member is obligated to make under Section 3.04(b), then such Common Member shall be deemed to be a “Non-Contributing Member.” Any other Common Member that is not in default of its obligations under Section 3.04(b) (a “Contributing Member”) shall be entitled, but not obligated, to loan to the Non-Contributing Member, by contributing to the Company on its behalf, all or any part of the amount (the “Default Amount”) that the Non-Contributing Member failed to contribute to the Company (each such loan, a “Default Loan”). Such Default Loan shall be treated as an Additional Capital Contribution by the Non-Contributing Member. Each Default Loan shall bear interest

(compounded monthly on the first day of each calendar month) on the unpaid principal amount thereof from time to time remaining from the date advanced until repaid, at the lesser of  (i) 10% per annum and (ii) the maximum rate permitted at law (the “Default Rate”). Each Default Loan shall be recourse debt solely to the Non-Contributing Member’s Membership Interest. Default Loans shall be repaid out of the distributions that would otherwise be made to the Non-Contributing Member under Section 6.01, Section 6.02 or Article XII, as more fully provided for in Section 3.04(d). So long as a Default Loan is outstanding, the Non-Contributing Member shall have the right to repay it (together with interest then due and owing) in whole or in part. Upon a repayment in full of a Default Loan made to a Non-Contributing Member (prior to its conversion pursuant to a Cram-Down Contribution in accordance with Section 3.04(d)), such Non-Contributing Member (so long as it is not otherwise a Non-Contributing Member with respect to any other Additional Capital Contributions) shall cease to be a Non-Contributing Member. For the avoidance of doubt, in no event shall the Preferred Member be obligated to make an Additional Capital Contribution or be deemed to be a Non-Contributing Member unless such Additional Capital Contribution and capital call have been approved by the Board with Supermajority Approval.
(d)   At any time commencing three months after a Default Loan is made, at the option of the Contributing Member, (i) the Non-Contributing Member shall be deemed to have received a distribution, pursuant to Section 6.01, of an amount equal to the unpaid principal and interest on such Default Loan, (ii) such distribution shall be deemed paid to the Contributing Member in repayment of the Default Loan, (iii) such amount shall be deemed contributed by the Contributing Member as an Additional Capital Contribution (a “Cram-Down Contribution”) and (iv) the Contributing Member’s Capital Account shall be increased by, and the Non-Contributing Member’s Capital Account shall be decreased by, an amount equal to the unpaid principal and interest on such Default Loan. A Cram-Down Contribution shall be deemed an Additional Capital Contribution by the Contributing Member making (or deemed making) such Cram-Down Contribution as of the date such Cram-Down Contribution is made or the date on which such Default Loan is converted to a Cram-Down Contribution. At the time of a Cram-Down Contribution, the Percentage Interest of the Contributing Member shall be increased proportionally by the amount of such contribution, thereby diluting the Percentage Interest of the Non-Contributing Member, and the Board shall update Schedule A hereto accordingly without the need for any consent or approval by the Members. Once a Cram-Down Contribution has been made (or deemed made), (x) no subsequent payment or tender in respect of the Cram-Down Contribution shall affect the Membership Interests of the Members, as adjusted in accordance with this Section 3.04(d) and (y) the Non-Contributing Member as to which the Cram-Down Contribution is made (or deemed made) shall (so long as it is not otherwise a Non-Contributing Member with respect to any other Additional Capital Contributions) cease to be a Non-Contributing Member.
(e)   Notwithstanding any other provisions of this Agreement, any amount that otherwise would be paid or distributed to a Non-Contributing Member pursuant to Section 6.01, Section 6.02 or Article XII shall not be paid to the Non-Contributing Member but shall be deemed paid and applied on behalf of such Non-Contributing Member (i) first, to accrued and unpaid interest on all Default Loans (in the order of their original maturity date), (ii) second, to the principal amount of such Default Loans (in the order of their original maturity date) and (iii) third, to any Additional Capital Contribution of such Non-Contributing Member that has not been paid and is not deemed to have been paid.
(f)   Notwithstanding the foregoing, if a Non-Contributing Member fails to make its Additional Capital Contribution in accordance with Section 3.04(b), without limitation of any other available rights or remedies under this Section 3.04 the Contributing Member may:
(i)   institute proceedings against the Non-Contributing Member, either in the Contributing Member’s own name or on behalf of the Company, to obtain payment of the Non-Contributing Member’s portion of the Additional Capital Contribution, together with interest thereon at the Default Rate from the date that such Additional Capital Contribution was due until the date that such Additional Capital Contribution is made, at the cost and expense of the Non-Contributing Member; or

(ii)   purchase the Membership Interest of the Non-Contributing Member at a price equal to 50% of the lesser of  (i) the price paid by the Non-Contributing Member for its Membership Interest and (ii) the Fair Market Value of its Membership Interest.
(g)   Except as set forth in this Section 3.04 or Section 3.08, no Member shall be required to make additional Capital Contributions or make loans to the Company.
Section 3.05   Issuance of Additional Membership Interests.
(a)   Subject to the approval of the Board, including any required Supermajority Approval, and Section 3.04(a), the Company may issue (a) additional Membership Interests, as represented by either Common Units or Preferred Units, and/or create and issue new series, types or classes of equity interests, including preferred interest, in the Company with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as the Board may determine and authorize, (b) obligations, evidences of indebtedness or other securities or interests of the Company convertible or exchangeable into Membership Interests or other equity interests in the Company and (c) warrants, options or other rights to purchase or otherwise acquire Membership Interests or other equity interests in the Company, in each case to any Person in such amounts and on such terms as so approved by the Board.
(b)   Each Member shall have a preemptive right to participate in any issuance of new Units (including securities or debt convertible into or exercisable or exchangeable for Units) that the Company may, from time to time, propose to sell and issue to any Person or Persons (each, a “Proposed Issuance”); provided that such issuance does not fall within the exclusions described in Section 3.05(c). In the event the Company proposes to undertake a Proposed Issuance, then, with respect to each such Proposed Issuance, the Company shall give each of the Members a written notice of its intention (the “Issuance Notice”), describing (a) the quantity of new Units to be issued, (b) the price and the general terms (including the proposed acquiror(s)) upon which the Company proposes to make such Proposed Issuance and (c) the number of new Units such Member shall have a right to purchase, which number shall be equal to the total number of new Units to be issued multiplied by the pro rata portion of all of the Company’s Units then held by such Member (calculated on a deemed as-converted basis with any Preferred Units held by such Member deemed to be converted to the appropriate number of Common Units in accordance with Section 9.04(e) for purposes of such calculation). The Members shall only be obligated to pay cash for the new Units in an amount equal to the Fair Market Value of any consideration that is a term of the Proposed Issuance. Each of the Members shall have twenty (20) days from the date of receipt of the Issuance Notice to agree, by giving written notice to the Company and stating therein its election to purchase all or any portion of the total new Units allocated to such Member for the price and upon the terms applicable to the Proposed Issuance (any Member electing to exercise its preemptive right by providing such notice, the “Participating Member”). If any such Member fails to deliver such notice within such twenty (20) day period, it shall be deemed not to have exercised its preemptive right under this Section 3.05(b) with respect to such Proposed Issuance. In the event that any Member elects not to purchase all of such Member’s allocated portion of the new Units or is deemed not to exercise its preemptive rights, the Participating Members shall have the right to purchase, for a subsequent ten (10) day period, their respective pro rata portions of any non-participating Member’s allotment pursuant to this Section that a non- participating Member did not elect to purchase. The Company may, during the ninety (90) day period following the expiration of the exercise periods set forth above, issue the remaining unsubscribed portion of the Proposed Issuance at a price not less than, and upon terms no more favorable to the offeree than those specified in, the Issuance Notice.
(c)   The provisions of Section 3.05(b) shall not be applicable to any Units and Units deemed issued pursuant to the following options and convertible securities: (i) Units, options or convertible securities issued as a dividend, recapitalization, split, split-up, or distribution on Units; (ii) Units or convertible securities actually issued upon the exercise of options or the conversion or exchange of convertible securities, in each case provided such issuance is pursuant to the terms of options or convertible or exchangeable securities which are not otherwise prohibited by this Agreement, (iii) any

Conversion Units issued upon conversion of the Preferred Units; and (iv) Units, options or other securities issued in connection with a conversion of the Company to a corporation or other legal form that is approved with Supermajority Approval. If the Company consummates an Initial Public Offering, the terms of Section 3.05(b) shall terminate immediately prior, and shall not apply, to the Initial Public Offering.
Section 3.06   Maintenance of Capital Accounts.   The Company shall establish and maintain for each Member a separate capital account (a “Capital Account”) on its books and records in accordance with this Section 3.06. Each Capital Account shall be established and maintained in accordance with the following provisions:
(a)   Each Member’s Capital Account shall be increased by the amount of:
(i)   such Member’s Capital Contributions, including such Member’s Initial Capital Contribution and any Additional Capital Contributions;
(ii)   any Net Income or other item of income or gain allocated to such Member pursuant to Article V; and
(iii)   any liabilities of the Company that are assumed by such Member or secured by any property distributed to such Member.
(b)   Each Member’s Capital Account shall be decreased by:
(i)   the cash amount or Book Value of any property distributed to such Member pursuant to Article VI and Section 12.03(c);
(ii)   the amount of any Net Loss or other item of loss or deduction allocated to such Member pursuant to Article V; and
(iii)   the amount of any liabilities of such Member assumed by the Company or that are secured by any property contributed by such Member to the Company.
Section 3.07   Succession Upon Transfer.   In the event that any Membership Interest is Transferred in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the Transferor to the extent it relates to the Transferred Membership Interest and, subject to Section 5.04, shall receive allocations and distributions pursuant to Article V, Article VI and Article XII in respect of such Membership Interest.
Section 3.08   Negative Capital Accounts.   In the event that any Member shall have a deficit balance in its Capital Account, such Member shall have no obligation, including during the Term or upon dissolution or liquidation of the Company, to restore such negative balance or make any Capital Contributions to the Company by reason thereof, except as may be required by Applicable Law or in respect of any negative balance resulting from a withdrawal of capital or dissolution in contravention of this Agreement.
Section 3.09   No Withdrawals from Capital Accounts.   No Member shall be entitled to withdraw any part of its Capital Account or to receive any distribution from the Company, except as otherwise provided in this Agreement. No Member shall receive any interest, salary, management or service fees, or drawing with respect to its Capital Contributions or its Capital Account, except as otherwise provided in this Agreement or any JV Agreement. The Capital Accounts are maintained for the sole purpose of allocating items of income, gain, loss and deduction among the Members and shall have no effect on the amount of any distributions to any Members, in liquidation or otherwise.
Section 3.10   Loans from Members.   Loans by any Member to the Company shall not be considered Capital Contributions and shall not affect the maintenance of such Member’s Capital Account, other than to the extent provided in Section 3.04 and Section 3.06, if applicable.
Section 3.11   Modifications.   The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Treasury

Regulations. If the Board determines that it is prudent to modify the manner in which the Capital Accounts, or any increases or decreases to the Capital Accounts, are computed in order to comply with such Treasury Regulations, the Board may authorize such modifications.
ARTICLE IV
MEMBERS
Section 4.01   Admission of New Members.
(a)   Subject to the approval of the Board, including any required Supermajority Approval, new Members may be admitted from time to time (i) in connection with the issuance of Membership Interests by the Company in accordance with this Agreement, and (ii) in connection with a Transfer of Membership Interests, subject to compliance with the provisions of Article IX, and in either case, following compliance with the provisions of Section 4.01(b).
(b)   In order for any Person not already a Member of the Company to be admitted as a Member, whether pursuant to an issuance or Transfer of Membership Interests, such Person shall have executed and delivered to the Company a written undertaking substantially in the form of the Joinder Agreement. Upon the amendment of Schedule A of the Agreement by the Board and the satisfaction of any other applicable conditions, including the receipt by the Company of any payment for the issuance of Membership Interests, such Person shall be admitted as a Member and deemed listed as such on the books and records of the Company. The Board shall also adjust the Capital Accounts of the Members as necessary in accordance with Section 3.04.
(c)   Any Member who proposes to Transfer its Membership Interest (or any portion thereof) shall (i) be responsible for the payment of expenses incurred by it in connection with such Transfer, whether or not consummated, and (ii) except in connection with a Transfer pursuant to Section 3.04(d), Section 9.03 or Section 9.04, reimburse the Company and the other Member for all reasonable expenses (including reasonable attorneys’ fees and expenses) incurred by or on behalf of the Company or such other Member in connection with such proposed Transfer, whether or not consummated; provided, however, that in the event that both Members Transfer their Membership Interests (or any portion thereof) in connection with such Transfer, each Member shall only be responsible to reimburse the Company for its pro rata portion (based on such Member’s portion of the total Membership Interests Transferred) of the Company’s expenses incurred in connection with such Transfer.
Section 4.02   No Personal Liability.   Except as otherwise provided in the Delaware Act, by Applicable Law or expressly in this Agreement, no Member will be obligated personally for any debt, obligation or liability of the Company or other Member, whether arising in contract, tort or otherwise, solely by reason of being a Member.
Section 4.03   No Withdrawal.   Except as otherwise specifically provided herein, so long as a Member continues to hold any Membership Interest, such Member shall not have the ability to withdraw or resign as a Member prior to the dissolution and winding up of the Company and any such withdrawal or resignation or attempted withdrawal or resignation by a Member prior to the dissolution or winding up of the Company shall be null and void. As soon as any Person who is a Member ceases to hold any Membership Interests, such Person shall no longer be a Member. A Member shall not cease to be a Member as a result of the Bankruptcy of such Member or as a result of any other events specified in § 18-304 of the Delaware Act.
Section 4.04   No Interest in Company Property.   No real or personal property of the Company shall be deemed to be owned by any Member individually, but shall be owned by, and title shall be vested solely in, the Company. Without limiting the foregoing, each Member hereby irrevocably waives during the Term of the Company any right that such Member may have to maintain any action for partition with respect to the property of the Company.
Section 4.05   Meetings of the Members.
(a)   Annual or special meetings of Members shall be held at such date and time as shall be designated from time to time by the Board and stated in the notice of the meeting to be provided to all

Members, whether or not such Members are entitled to vote at such meeting, in writing no later than five (5) days prior to such designated meeting date. Business transacted at any special meeting of Members shall be limited to the purposes stated in the notice of special meeting. All meetings of the Members shall be held at such place within or without the State of Delaware as the Board shall designate.
(b)   The presence in person or by proxy of Members holding a majority of the Common Units entitled to vote at such meeting shall constitute a quorum for the transaction of business at any meeting of the Members. Subject to the provisions of this Agreement, including Section 7.05(e), any matter brought before a meeting of the Members shall be decided by vote of Members entitled to vote holding at least a majority of the Common Units held by all Members entitled to vote present at a duly constituted meeting at which a quorum is present. Except as provided in this Agreement, all Members entitled to vote shall vote together and no Member(s) shall be, or have any right to vote or otherwise act, as a separate series, class or group of Members within the meaning of the Act.
(c)   Members may participate in any meeting of Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
(d)   Any action required to be taken at any annual or special meeting of Members or otherwise, or any action which may be taken at any annual or special meeting of Members or otherwise (including without limitation any consent, approval, vote or other action of the Members required or contemplated under or by this Agreement, the Act or otherwise), may be taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken, shall be provided to all Members at least three (3) days advance and is thereafter signed by the Members required to approve such action. Prompt notice of the taking of action by Members without a meeting pursuant to this Section 4.05 by less than unanimous written consent shall be given to each of those Members who have not consented in writing.
Section 4.06   General Voting Rights of Members.   Whether in person or by proxy, each Member holding Common Units shall have the right to one (1) vote for each Common Unit held by such Member. No Member who has assigned or Transferred all of his, her, or its Units shall have any right to vote on any matter. A Member who has assigned some, but not all, of his, her, or its Units shall be treated as a Member and entitled to a vote on all matters to the extent of any retained Units. No assignee of any Unit shall have the right to consent, approve or vote on any matters unless such assignee has become a Member pursuant to Article IX hereof. Except as specifically provided herein, including in Section 7.05(e), or as required by Applicable Law, the Preferred Units shall not vote.
Section 4.07   Certification of Membership Interests.
(a)   The Units shall not be represented by certificates. If the Board determines that it is in the interest of the Company to issue certificates representing Units, certificates shall be issued and the Units shall be represented by such certificates.
(b)   Any certificates so issued, in addition to any other legend required by Applicable Law, shall bear a legend substantially in the following form:
THE MEMBERSHIP INTERESTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LIMITED LIABILITY COMPANY AGREEMENT AMONG THE COMPANY AND ITS MEMBERS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE MEMBERSHIP INTERESTS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH LIMITED LIABILITY COMPANY AGREEMENT.
THE MEMBERSHIP INTERESTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD,

ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT PURSUANT TO (A) A REGISTRATION STATEMENT EFFECTIVE UNDER SUCH ACT AND LAWS, OR (B) AN EXEMPTION FROM REGISTRATION THEREUNDER.
Section 4.08   Representations and Warranties of Members.   By execution and delivery of this Agreement or a Joinder Agreement, as applicable, each Member represents and warrants to the Company that such Member:
(a)   acknowledges and understands that the Units have not been registered under the Securities Act or the securities laws of any jurisdiction, are issued in reliance upon federal and state exemptions for transactions not involving a public offering, and cannot be transferred except upon compliance with this Agreement and the subsequent registration or exemption from registration under the Securities Act of such transfer;
(b)   is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act, has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company, and is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time;
(c)   except as otherwise disclosed in writing to the Company, (i) is not an “investment company” as defined in the Investment Company Act of 1940, does not rely on the exception provided in either Section 3(c)(l) or Section 3(c)(7) of the Investment Company Act of 1940 to be excepted from the definition of an “investment company,” and has not elected to be a business development company pursuant to Section 54 of the Investment Company Act of 1940; (ii) to the best of such Member’s knowledge, such Member does not control, nor is controlled by or under common control with, any other Member (other than as a result of any Permitted Transfer of a portion of a Member’s Membership Interest in accordance with this Agreement); (iii) such Member was not formed for the specific purpose of investing in the Company; and (iv) no other Person will have a beneficial interest in such Member’s Membership Interest in the Company other than as a shareholder, partner, member or other beneficial owner of equity interests in such Member;
(d)   is acquiring the Units for its own account solely for investment and not with a view to resale or distribution thereof, and, other than as set forth in this Agreement, has no contract, understanding, undertaking, agreement or arrangement of any kind with any Person to sell, transfer or pledge to any Person its Units or any part thereof, nor does such Member have any plans to enter into any such agreement; and
(e)   has conducted an independent review and analysis of the business, operations, assets, liabilities, results of operations, financial conditions, and prospects of the Company, has been provided adequate access to the personnel, books, and records of the Company for such purpose, and has had an opportunity to ask questions of and receive answers from the Company in order to obtain such additional information as such Member has deemed necessary to make an informed decision with respect to a purchase of Units;
provided that none of the foregoing representations or warranties shall replace, diminish, or otherwise adversely affect any representations or warranties made by a Member in any agreement for the purchase of Units.
ARTICLE V
ALLOCATIONS
Section 5.01   Allocation of Net Income and Net Loss.   For each Fiscal Year (or portion thereof), after giving effect to the special allocations set forth in Section 5.02, Net Income and Net Loss of the Company shall be allocated as provided in this Section 5.01.
(a)   Net Income shall be allocated among the Members in the following order of priority:
(i)   first, cumulatively to offset in reverse order any Net Loss not previously offset under this clause (i) that was allocated to the Members under Section 5.01(b)(ii);

(ii)   second, to the Preferred Member until the Preferred Member has been allocated a cumulative amount of Net Income pursuant to this Section 5.01(a)(ii) (and not offset pursuant to Section 5.01(b)(i)) equal to the aggregate amount of the Preferred Return to which the Preferred Member is entitled at the time of such allocation; and
(iii)   third, to the Members in accordance with their respective Percentage Interests.
(b)   Net Loss shall be allocated among the Members in the following order of priority:
(i)   first, cumulatively to offset in reverse order any Net Income not previously offset under this clause (i) that was allocated to the Members under Section 5.01(a)(ii) and (iii); and
(ii)   second, to the Members in accordance with their respective Percentage Interests.
Section 5.02   Regulatory and Special Allocations.   Notwithstanding the provisions of Section 5.01:
(a)   If there is a net decrease in Company Minimum Gain (determined according to Treasury Regulations Section 1.704-2(d)(1)) during any Fiscal Year, each Member shall be specially allocated Net Income for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 5.02 is intended to comply with the “minimum gain chargeback” requirement in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.
(b)   Member Nonrecourse Deductions shall be allocated in the manner required by Treasury Regulations Section 1.704-2(i). Except as otherwise provided in Treasury Regulations Section 1.704-2(i)(4), if there is a net decrease in Member Nonrecourse Debt Minimum Gain during any Fiscal Year, each Member that has a share of such Member Nonrecourse Debt Minimum Gain shall be specially allocated Net Income for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to that Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain. Items to be allocated pursuant to this paragraph shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 5.02(b) is intended to comply with the “minimum gain chargeback” requirements in Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.
(c)   Nonrecourse Deductions shall be allocated to the Members in accordance with their proportionate Capital Account balances.
(d)   In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), Net Income shall be specially allocated to such Member in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible. This Section 5.02(d) is intended to comply with the qualified income offset requirement in Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
(e)   The allocations set forth in paragraphs (a), (b), (c) and (d) above (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations under Code Section 704. Notwithstanding any other provisions of this Article V (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating Net Income and Net Losses among Members so that, to the extent possible, the net amount of such allocations of Net Income and Net Losses and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to such Member if the Regulatory Allocations had not occurred.
Section 5.03   Tax Allocations.
(a)   Subject to Section 5.03(b), Section 5.03(c) and Section 5.03(d), all income, gains, losses and deductions of the Company shall be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses and deductions pursuant to Section 5.01 and Section 5.02, except that if any such allocation for tax purposes is not permitted by the Code or other Applicable Law, the Company’s subsequent income, gains, losses and deductions shall be allocated among the Members for tax purposes, to the extent permitted by the Code and other Applicable Law, so as to reflect as nearly as possible the allocation set forth in Section 5.01 and Section 5.02.
(b)   Items of Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall be allocated among the Members in accordance with any reasonable method permitted by the Treasury Regulations pursuant to Code Section 704(c) as determined in consultation with the Preferred Member Managers, so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value.
(c)   If the Book Value of any Company asset is adjusted pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(f) as provided in clause (c) of the definition of Book Value in Section 1.01, subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c).
(d)   Allocations of tax credit, tax credit recapture and any items related thereto shall be allocated to the Members according to their interests in such items as determined by the Board taking into account the principles of Treasury Regulations Section 1.704-1(b)(4)(ii).
(e)   Allocations pursuant to this Section 5.03 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Net Income, Net Losses, distributions or other items pursuant to any provisions of this Agreement.
Section 5.04   Allocations in Respect of Transferred Membership Interests.   In the event of a Transfer of a Common Unit during any Fiscal Year made in compliance with the provisions of Article IX, Net Income, Net Losses and other items of income, gain, loss and deduction of the Company attributable to such Common Unit for such Fiscal Year shall be determined using the interim closing of the books method.
ARTICLE VI
DISTRIBUTIONS
Section 6.01 General.
(a)   Subject to the obligations relating to the Preferred Liquidation Preference, any available cash of the Company (other than cash from a Capital Transaction, which shall be distributed pursuant to Article XII), after allowance for payment of all Company obligations then due and payable, including debt service, operating expenses and such other reasonable reserves as the Board, with Supermajority Approval, may determine, shall be eligible for distribution as determined by the Board on at least an annual basis, with any such distribution to Common Members made pro rata in accordance with their respective Percentage Interests. Notwithstanding the foregoing, no distributions shall be made under this Section 6.01 during the Initial Funding Period.
(b)   If a Member has (i) an unpaid Additional Capital Contribution that is overdue or (ii) an outstanding Default Loan due to another Member, any amount that otherwise would be distributed to such Member pursuant to Section 6.01, Section 6.02 or Article XII (up to the amount of such unpaid Additional Capital Contribution or outstanding Default Loan, together with interest accrued thereon) shall not be paid to such Member but shall be deemed distributed to such Member and applied on behalf of it pursuant to Section 3.04(e).
(c)   Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any distribution to the Members if such distribution would violate § 18-607 of the Delaware Act or other Applicable Law or if such distribution is prohibited by the Company’s then-applicable debt-financing agreements.

Section 6.02   Tax Distributions.
(a)   Subject to Section 6.01(b) and Section 6.01(c), at least ten (10) days before each date prescribed by the Code for a calendar-year corporation to pay quarterly installments of estimated tax, the Company shall distribute cash to each Member in proportion to and to the extent of such Member’s Quarterly Estimated Tax Amount for the applicable calendar quarter (each such distribution, a “Tax Distribution”) taking into account taxable losses allocated to such Member in respect of prior calendar years and not previously taken into account under this definition to the extent such loss would be available under the Code to offset income of such Member (or as appropriate, the direct or indirect partners, members, or shareholders of such Member) determined as if income and loss from the Company were the only income and loss of such Member (or as appropriate, the direct or indirect partners, members or shareholders of such Members) in such calendar year and all prior calendar years.
(b)   If, at any time after the final Quarterly Estimated Tax Amount has been distributed pursuant to Section 6.02(a) with respect to any Fiscal Year, the aggregate Tax Distributions to any Member with respect to such Fiscal Year are less than such Member’s Tax Amount for such Fiscal Year (a “Shortfall Amount”), the Company shall distribute cash in proportion to and to the extent of such Member’s Shortfall Amount. The Company shall use commercially reasonable efforts to distribute Shortfall Amounts with respect to a Fiscal Year before the seventy-fifth (75th) day of the next succeeding Fiscal Year; provided, that if the Company has made distributions in such next succeeding Fiscal Year other than pursuant to this Section 6.02, the Board may apply such distributions to reduce any Shortfall Amount.
(c)   If the aggregate Tax Distributions made to any Member pursuant to this Section 6.02 for any Fiscal Year exceed such Member’s Tax Amount (an “Excess Amount”), such Excess Amount shall reduce subsequent Tax Distributions that would be made to such Member pursuant to this Section 6.02.
(d)   All Tax Distributions made to the Members in respect of a taxable year will be treated as advances on distributions under Section 6.01, thereby reducing future distributions under Section 6.01 or, if necessary, reducing liquidating distributions pursuant to Section 12.03(c)(v).
Section 6.03   Tax Withholding; Withholding Advances.
(a)   Each Member agrees to furnish the Company with any representations and forms as shall be reasonably requested by the Board to assist it in determining the extent of, and in fulfilling, any withholding obligations it may have.
(b)   The Company is hereby authorized at all times to make payments (“Withholding Advances”) with respect to each Member in amounts required to discharge any obligation of the Company (as determined by the Partnership Representative based on the advice of legal or tax counsel to the Company) to withhold or make payments to any federal, state, local or foreign taxing authority (a “Taxing Authority”) with respect to any distribution or allocation by the Company of income or gain to such Member and to withhold the same from distributions to such Member. Any funds withheld from a distribution by reason of this Section 6.03(b) shall nonetheless be deemed distributed to the Member in question for all purposes under this Agreement.
(c)   Any Withholding Advance made by the Company to a Taxing Authority on behalf of a Member and not simultaneously withheld from a distribution to that Member shall, with interest thereon accruing from the date of payment at a rate equal to the prime rate published in the Wall Street Journal on the date of payment plus two percent (2.0%) per annum (the “Company Interest Rate”):
(i)   be promptly repaid to the Company by the Member on whose behalf the Withholding Advance was made (which repayment by the Member shall not constitute a Capital Contribution, but shall credit the Member’s Capital Account if the Board shall have initially charged the amount of the Withholding Advance to the Capital Account); or

(ii)   with the consent of the Board (not including, for purposes of such vote any Managers appointed by the Member on whose behalf the Withholding Advance has been made), be repaid by reducing the amount of the next succeeding distribution or distributions to be made to such Member (which reduction amount shall be deemed to have been distributed to the Member, but which shall not further reduce the Member’s Capital Account if the Board shall have initially charged the amount of the Withholding Advance to the Capital Account).
Interest shall cease to accrue from the time the Member on whose behalf the Withholding Advance was made repays such Withholding Advance (and all accrued interest) by either method of repayment described above.
(d)   Each Member hereby agrees to indemnify and hold harmless the Company and the other Members from and against any liability with respect to taxes, interest or penalties that may be asserted by reason of the Company’s failure to deduct and withhold tax on amounts distributable or allocable to such Member, including with respect to any “imputed underpayment” pertaining to the Company within the meaning of Code Section 6225. The provisions of this Section 6.03(d) and the obligations of a Member pursuant to Section 6.03(c) shall survive the termination, dissolution, liquidation and winding up of the Company and the withdrawal of such Member from the Company or Transfer of its Membership Interest. The Company may pursue and enforce all rights and remedies it may have against each Member under this Section 6.03, including bringing a lawsuit to collect repayment with interest of any Withholding Advances.
(e)   Neither the Company nor any Manager shall be liable for any excess taxes withheld in respect of any distribution or allocation of income or gain to a Member. In the event of an overwithholding, a Member’s sole recourse shall be to apply for a refund from the appropriate Taxing Authority.
Section 6.04   Distributions in Kind.   No Member has the right to demand or receive property other than cash in payment for its share of any distribution made in accordance with this Agreement. Except as set out in Section 12.03(d), non-cash distributions are not permitted, unless approved by the Board.
Section 6.05   Liquidation.   In the event of the liquidation and dissolution of the Company, the assets of the Company legally available for distribution to its Members shall be distributed as set forth in Section 12.03.
ARTICLE VII
MANAGEMENT
Section 7.01   Establishment of the Board.   A board of managers of the Company (the “Board”) is hereby established and shall be comprised of natural Persons (each such Person, a “Manager”) who shall be appointed in accordance with the provisions of Section 7.02. The business and affairs of the Company shall be operated in accordance with all Applicable Laws and shall be managed, operated and controlled by or under the direction of the Board, and the Board shall have, and is hereby granted, the full, complete and exclusive power, authority and discretion for, on behalf of and in the name of the Company, to take such actions as it may in its sole discretion deem necessary or advisable to carry out any and all of the objectives and purposes of the Company, subject only to the terms of this Agreement. Except as expressly provided herein, or by Applicable Law, no Member, in its capacity as a Member, shall have any power or authority over the business and affairs of the Company or any power or authority to bind the Company.
Section 7.02   Board Composition; Vacancies.
(a)   So long as the Preferred Member (together with its Affiliates) holds at least 25% of the Units held by the Preferred Member on the date of this Agreement (calculated on a deemed as-converted basis with the Preferred Units deemed to be converted to the appropriate number of Common Units in accordance with Section 9.04(e) for purposes of such calculation), the Company and the Common Members shall take such actions as may be required to ensure that the number of Managers constituting the Board is at all times five. The Board shall be comprised as follows:
(i)   three (3) individuals designated by the Common Members (each, a “Common Member Manager”), who shall initially be William J. Rouhana, Jr., Elana Sofko and Philippe Guelton; and

(ii)   two (2) individuals designated by the Preferred Member (the “Preferred Member Managers”), who shall initially be Jon Hookstratten and Maria Anguelova.
(b)   At all times, the composition of any board of directors or board of managers of any Subsidiary of the Company shall be the same as that of the Board. Unless otherwise determined by the Board, the quorum, removal rights, meeting procedures and meeting requirements set forth in this Article VII with respect to the Board shall apply mutatis mutandis to Subsidiaries of the Company and the boards of directors, boards of managers, or similar governing bodies of such Subsidiaries.
Section 7.03   Removal; Resignation.
(a)   Each Member may remove any Manager appointed by it at any time with or without cause, effective upon written notice to the other Member and the Chairperson. No Manager may be removed except in accordance with this Section 7.03(a).
(b)   A Manager may resign at any time from the Board by delivering his written resignation to the Board. Any such resignation shall be effective upon receipt thereof unless it is specified to be effective at some other time or upon the occurrence of some other event. The Board’s or Company’s acceptance of a resignation shall not be necessary to make it effective.
(c)   Any vacancy on the Board resulting from the resignation, removal, death or disability of a Manager appointed by a Member shall be filled by the Member that appointed such Manager, with such appointment to become effective immediately upon delivery of written notice of such appointment to the other Member and the Chairperson. Any replacement Manager designee shall be reasonably acceptable to the other Member.
(d)   The Board shall maintain a schedule of all Managers with their respective mailing addresses (the “Managers Schedule”), and shall update the Managers Schedule upon the appointment, removal or replacement of any Manager in accordance with Section 7.02 or this Section 7.03.
(e)   Each Member shall take all necessary action to carry out fully the provisions of Section 7.02 and the foregoing provisions of this Section 7.03 to ensure that the Board and the board of directors or managers or other governing body of any Subsidiary consists of the Managers that are duly appointed in accordance with such sections.
Section 7.04   Meetings.
(a)   Regular meetings of the Board shall be held at least every four months (i.e., three times during each full calendar year) at such dates and times as the Board may designate. Special meetings of the Board may be called at any time by the Chairperson and shall be called by the Chairperson at the written request of any Manager who makes such request in good faith. Meetings of the Board may be held either in person at the executive office of the Company or by telephone or video conference or other communication device that permits all Managers participating in the meeting to hear each other.
(b)   Written notice of a meeting of the Board or any Committee stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given to each Manager by telephone, electronic mail or facsimile no less than ten (10) days before the date of the meeting; provided that, in the case of a special meeting, the Chairperson or the Manager requesting the meeting may reduce the advance notice period to not less than three (3) Business Days if the Chairperson or such Manager determines, acting reasonably and in good faith, that it is necessary and in the best interests of the Company for the Board to take action within a time period of less than ten (10) days. Notice of any meeting may be waived in writing by any Manager. Presence at a meeting shall constitute waiver of any deficiency of notice under this Section 7.04(b), except when a Manager attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not called or convened in accordance with this Agreement and does not otherwise attend the meeting.
(c)   The Secretary of the Company (or the Chairperson, if there is no Secretary) shall circulate to each Manager an agenda for each regular meeting not less than two (2) Business Days in advance of such meeting. In the case of a regular meeting, such agenda shall include a discussion of the financial reports most recently delivered pursuant to Section 11.01 and any other matters that a Manager may reasonably request to be included on such agenda. In the case of a special meeting, the agenda for such meeting shall be established by the Chairperson, shall, if applicable, include any matters specified by the Manager requesting such meeting, and shall be provided to each Manager at the time such special meeting is called.
(d)   The decisions and resolutions of the Board and any Committee thereof shall be recorded in minutes, which shall state the date, time and place of the meeting (or the date of any written consent in lieu of a meeting), the Managers present at the meeting, the resolutions put to a vote (or the subject of a written consent) and the results of such voting or written consent. The minutes shall be entered in a minute book kept at the principal office of the Company and a copy of the minutes of each Board and Committee meeting shall be provided promptly to each Manager and Member.
Section 7.05   Quorum; Manner of Acting; Supermajority Approval.
(a)   The presence in person or by proxy of a number of Managers equal to a majority of the total number of Managers serving on the Board shall constitute a quorum for the conduct of business at any meeting of the Board; provided that, in order to constitute a quorum, (i) at least one of the Managers present in person or by proxy must be a Common Member Manager and (ii) at least one of the Managers present in person or by proxy must be a Preferred Member Manager. If such quorum shall not be present at any meeting of the Board (a “Suspended Meeting”), the Managers present shall adjourn the meeting and promptly give notice to the Managers of when it shall be reconvened (a “Reconvened Meeting”), which notice shall include a copy of the notice and agenda originally given with respect to such Suspended Meeting and, if applicable, specify in writing that the Board has invoked the procedures with respect to such Reconvened Meeting set forth in the following sentence. If such notice is given and the Reconvened Meeting is held at least 48 hours after the Suspended Meeting at which a quorum was not present, then, at such Reconvened Meeting, the presence in person or by proxy of at least any two Managers shall be sufficient for a quorum to be present; provided, however, that (x) the only business that may be conducted at such Reconvened Meeting is the business specifically set forth in the original agenda for the Suspended Meeting and (y) no action that requires Supermajority Approval under Section 7.05(e) may be taken at such Reconvened Meeting unless a Preferred Member Manager is present and such action is approved in accordance with Section 7.05(e).
(b)   Any Manager may participate in a meeting of the Board or any Committee by telephone or video conference or other communications device that permits all Managers participating in the meeting to hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. A Manager may vote or be present at a meeting either in person or by proxy in accordance with Section 7.05(d).
(c)   Each Manager shall have one vote on all matters submitted to the Board or any Committee; provided, however, that, notwithstanding anything herein to the contrary and without limitation of any other rights or remedies that may be available, if a Member is a Defaulting Member, any Managers appointed by it shall cease to have any voting rights on any matters voted on by the Board and any decision that requires the vote or approval of Managers appointed by such Defaulting Member shall be made without regard to such Managers or any requirement to obtain the vote or approval of such Managers. Except as otherwise set forth in this Agreement (including Section 7.05(e)), the affirmative vote of a majority of the Managers in attendance at any meeting of the Board or any Committee at which a quorum is present shall be required to authorize any action by the Board or Committee and shall constitute the action of the Board or Committee for all purposes.
(d)   Each Manager may authorize another individual (who may or may not be a Manager, but who shall be an officer or employee of the Member that appointed such Manager or an Affiliate of such Member) to act for such Manager by proxy at any meeting of the Board or any Committee, or to express consent or dissent to a Company action in writing without a meeting. Any such proxy may be granted in writing, by Electronic Transmission or as otherwise permitted by Applicable Law.
(e)   Notwithstanding anything herein to the contrary, for so long as the Preferred Member (together with its Affiliates) holds at least 25% of the Units held by the Preferred Member on the date of this Agreement (calculated on a deemed as-converted basis with the Preferred Units deemed to be converted to the appropriate number of Common Units in accordance with Section 9.04(e) for purposes of such calculation), and the Preferred Member is not then a Non-Contributing Member, the Company shall not have the authority or be entitled to, and shall not enter into any commitment to (and the Board, Officers, Members or Managers shall not authorize the Company or any Subsidiary to), on behalf of the Company or any Subsidiary thereof, do any of the following (each of which shall apply to any Subsidiary of the Company mutatis mutandis), without the affirmative vote or approval of (i) a majority of the Managers in attendance at any Board meeting at which a quorum is present and (ii) the Preferred Member (which may be evidenced by the written approval or consent of the Preferred Member Managers) (“Supermajority Approval”):
(i)   amend, modify or waive any provision of the Certificate of Formation or this Agreement (other than any amendment to Schedule A necessary to reflect any new issuance, redemption, repurchase or Transfer of Membership Interests in accordance with this Agreement) or otherwise change the Company’s jurisdiction of formation;
(ii)   change the principal business of the Company;
(iii)   enter into any transaction with a Common Member or its Affiliates, other than transactions entered into in the ordinary course of business on market terms and an arm’s length basis or as otherwise contemplated by this Agreement or the other JV Agreements, or terminate, modify or amend or grant any consent or waiver under or in connection with any such transaction, including any of the JV Agreements;
(iv)   consummate any public offering of equity securities of the Company prior to the third anniversary of the date hereof;
(v)   issue or redeem any Membership Interest (or any securities or debt convertible into or exercisable for exchangeable for a Membership Interest), admit additional Members to the Company (other than as provided in Section 9.02 or any non-voting Members), or make a capital call for or accept any Additional Capital Contribution from any Member, other than as provided in Section 3.04(a);
(vi)   incur any Indebtedness (other than as permitted under Section 3.04(a) or, after the Initial Funding Period, other than (x) to prevent the Company’s default under an existing credit facility or (y) to prevent the Company’s breach of an outstanding payment obligation to a third party or (z) to prevent the Company from being unable to meet its third party debts as they become due, and then solely to satisfy such obligations, in each case on commercially reasonable market terms);
(vii)   enter into or effect any transaction or series of related transactions involving the sale, lease, exclusive license, exchange or other disposition (including by merger, consolidation, sale of equity or sale of assets) by the Company of all or substantially all of the assets of the Company (a “Capital Transaction”);
(viii)   enter into or effect any transaction or series of related transactions involving the sale or transfer of greater than 50% of any class or series of Membership Interests (or greater than 50% of the voting rights in) the Company;
(ix)   undertake any reorganization or recapitalization of the Company, including any conversion to corporate, partnership, or other organizational form;
(x)   approve any merger, consolidation or combination of the Company with or into any other Person;
(xi)   take any action which alters the rights, preferences, or privileges of the Preferred Member or of their Transferees;
(xii)   dissolve, liquidate, or wind up the affairs of the Company, or any Subsidiary, or other commencement of a voluntary proceeding seeking reorganization or other similar relief;

(xiii)   settle any litigation that would result in the Company incurring a liability in excess of $500,000 or would adversely affect the ability of the Preferred Member or its Affiliates to conduct business;
(xiv)   form any Subsidiary;
(xv)   enter into any contract pursuant to which the Company is obligated to make expenditures in excess of  $1,000,000 per year;
(xvi)   make a determination of reasonable reserves and amount of cash available for distribution to the Members;
(xvii)   make any material tax election or change in any material accounting practices, unless required by Applicable Law or a change in GAAP, or change in the Company’s Fiscal Year; or
(xviii)   select or change the Company’s independent certified public accountants unless the group or firm is of recognized national standing, or select or change the Company’s auditor unless such firm is nationally recognized, reputable independent certified public accounting firm (PCAOB certified) or is otherwise CSSE’s existing auditor.
Section 7.06   Action by Written Consent.   Any action of the Board or any Committee may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed unanimously by all the Managers (or the Managers comprising the Committee, as applicable). Such consent shall have the same force and effect as a vote at a meeting where a quorum was present and may be stated as such in any document or instrument filed with the Secretary of State.
Section 7.07   Compensation; No Employment.
(a)   Each Manager shall serve without compensation in his capacity as such. Each Manager shall be entitled to reimbursement from the Company for his reasonable and necessary out-of-pocket expenses incurred in the performance of his duties as a Manager, pursuant to such policies as may from time to time be established by the Board.
(b)   This Agreement does not, and is not intended to, confer upon any Manager any rights with respect to employment by the Company, and nothing herein should be construed to have created any employment agreement or relationship with any Manager.
Section 7.08   Chairperson of the Board.   The Board may appoint any one of the Common Member Managers to act as Chairperson of the Board (“Chairperson”) and preside at all meetings of the Board at which he is present, subject to the ultimate authority of the Board to appoint an alternate presiding chairperson at any meeting. The initial Chairperson of the Board shall be William J. Rouhana, Jr. For the avoidance of doubt, a Manager shall not be considered to be an officer of the Company by virtue of holding the position of Chairperson and, except as expressly provided herein, shall not have any rights or powers different from any other Manager other than with respect to any procedural matters to the extent delegated by the Board or as expressly set forth in this Agreement; provided, however, that any procedural rights or powers granted to the Chairperson shall not be in derogation of any rights or powers granted by this Agreement to any Preferred Member Manager.
Section 7.09   Committees.
(a)   The Board may designate from among the Managers one or more committees of the Board (each, a “Committee”), each of which shall be comprised of at least one (1) Common Member Manager and one (1) Preferred Member Manager. Any such Committee, to the extent provided in the resolution forming such Committee, shall have and may exercise the authority of the Board, as limited by Section 7.05(e). The Board may dissolve any Committee at any time.
(b)   Except as otherwise provided in the resolution initially establishing such Committee, the presence in person or by proxy of a majority of the Managers shall constitute a quorum for the conduct of business at any meeting of such Committee; provided that, in order to constitute a quorum (i) at least one (1) of the Managers on such Committee present in person or by proxy must be a Common Member Manager and (ii) at least one (1) of the Managers on such Committee present in person or by proxy must be a Preferred Member Manager. Except as otherwise provided in the resolution adopting such Committee, actions of any Committee shall be made and determined in accordance with Section 7.05(b), Section 7.05(c) and Section 7.05(d). Notice of Committee meetings shall be given to each member of the Committee in the manner provided in Section 7.04(b).
Section 7.10   Officers.   The Board shall appoint individuals as officers of the Company (the “Officers”) as it deems necessary or desirable to carry on the business of the Company and the Board may delegate to such Officers such powers and authorities as the Board deems advisable. The initial Officers of the Company shall be the persons listed on Schedule B in the offices designated therein. No Officer need be a Member or Manager. Any individual may hold two or more offices of the Company. Each Officer shall hold office until his successor is designated by the Board or until his earlier death, resignation or removal. Any Officer may resign at any time on written notice to the Board. Any Officer may be removed by the Board with or without cause at any time. A vacancy in any office occurring because of death, resignation, removal or otherwise, may, but need not, be filled by the Board. The Officers, in the performance of their duties as such, shall owe to the Members fiduciary duties of the type owed by the officers of a Delaware corporation to the stockholders of such corporation under the laws of the State of Delaware.
Section 7.11   No Personal Liability.   Except as otherwise provided in the Delaware Act or by Applicable Law, no Manager will be obligated personally for any debt, obligation or liability of the Company, whether arising in contract, tort or otherwise, solely by reason of being a Manager.
Section 7.12   Budget.   At least sixty (60) days before the beginning of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2020), the Chief Executive Officer and Chief Financial Officer of the Company shall prepare and submit to the Board a proposed budget (“Budget”) for such upcoming Fiscal Year. The Board shall review, modify and approve the Budget after giving the Preferred Member Managers a reasonable opportunity to provide meaningful consultation on the Budget.
Section 7.13   Other Activities; Business Opportunities.   Except as expressly provided in the JV Agreements, nothing contained in this Agreement shall prevent any Member or any of its Affiliates from engaging in any other activities or businesses, regardless of whether those activities or businesses are similar to or competitive with the Business. None of the Members nor any of their Affiliates shall be obligated to account to the Company or to the other Member for any profits or income earned or derived from other such activities or businesses. Except as otherwise provided in JV Agreements, none of the Members nor any of their Affiliates shall be obligated to inform the Company or the other Member of any business opportunity of any type or description.
Section 7.14   Claims Under JV Agreements.   Notwithstanding anything herein to the contrary, in the event of a breach by a Member or its Affiliate of an obligation owed under any JV Agreement, the other Member, so long as it is not a Defaulting Member, shall be entitled to assert a claim for and enforce, at the Company’s reasonable expense, such obligation on behalf of the Company, pursue on behalf of the Company all remedies available to it in respect of such breach, and control all decisions of the Company with respect to such any such claim. The Company shall cooperate and comply with any reasonable instructions received from the Member enforcing the rights of the Company in connection with any of the foregoing actions. The Member exercising any rights pursuant to this Section 7.14 agrees to promptly reimburse the Company for any expenses advanced by it to such Member or incurred by the Company in connection with such claim if it is not successful.
Section 7.15   Code of Conduct.   The Board shall adopt a code of business conduct and ethics that applies to all of its executive officers, managers, and employees.
Section 7.16   Sony Marks.   Notwithstanding anything to the contrary contained in this Agreement, the Common Members acknowledge and agree that Sony Corporation is entitled under the TMLA to suspend or terminate the use of any or all Sony Marks (each as hereinafter defined), at its sole discretion in accordance with the terms of the TMLA upon notice to the Company, without any liability to any third party, including the Common Members and the Company. In the event that Sony Corporation, or any designee thereof, exercises such right to suspend or terminate the Company’s use of any Sony Mark as described in the foregoing sentence or otherwise under the TMLA, the Common Members shall (i) agree to and approve such suspension or termination and the taking of any other actions necessary to effect such suspension or termination without any reservation, claim, conflict or demurral, and (ii) cause each Common Member Manager (including, for the avoidance of doubt, the Chairperson of the Board if the Common Members have appointed the Chairperson of the Board) to approve such suspension or termination and the taking of any other actions necessary to effect such suspension or termination. For the avoidance of doubt, the cessation, suspension or termination of the use of the Sony Mark in accordance with the foregoing shall not be considered a Supermajority Approval item. As used in this Section 7.16, “TMLA” means the trademark license agreement between the Company and Sony Corporation granting the Company a license or right to use a trademark, service mark, trade name, trade dress, logo, corporate name or other intellectual property of Sony Corporation (collectively, “Sony Marks”).
ARTICLE VIII
EXCULPATION AND INDEMNIFICATION
Section 8.01   Exculpation of Covered Persons.
(a)   As used herein, the term “Covered Person” shall mean (i) each Member; (ii) each officer, director, shareholder, partner, member, Affiliate, employee, agent or representative of each Member, and each of their Affiliates; and (iii) each Manager, Officer, employee, agent or representative of the Company.
(b)   No Covered Person shall be liable to the Company or any Member or any Affiliate of a Member for any loss, damage or claim incurred by reason of any action taken or omitted to be taken by such Covered Person in his or its capacity as a Covered Person, so long as such action or omission does not constitute fraud, gross negligence, willful misconduct or a material breach or knowing violation of Applicable Law or this Agreement by such Covered Person.
(c)   A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements (including financial statements and information, opinions, reports or statements as to the value or amount of the assets, liabilities, Net Income or Net Losses of the Company or any facts pertinent to the existence and amount of assets from which distributions might properly be paid) of the following Persons or groups: (i) a Manager; (ii) one or more Officers or employees of the Company; (iii) any attorney, independent accountant, appraiser or other expert or professional employed or engaged by or on behalf of the Company; or (iv) any other Person selected in good faith by or on behalf of the Company, in each case as to matters that such relying Person reasonably believes to be within such other Person’s professional or expert competence. The preceding sentence shall in no way limit any Person’s right to rely on information to the extent provided in § 18-406 of the Delaware Act.
Section 8.02   Liabilities and Duties of Covered Persons.
(a)   Except as expressly set forth herein, this Agreement is not intended to, and does not, create or impose any fiduciary duty on any Covered Person. Furthermore, each of the Members and the Company hereby waives any and all fiduciary duties that, absent such waiver, may be implied by Applicable Law, and in doing so, acknowledges and agrees that the duties and obligations of each Covered Person to each other and to the Company are only as expressly set forth in this Agreement, including with respect to any Affiliates of a Member or Manager in their capacities as Officers pursuant to Section 7.10. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of such Covered Person.
(b)   Whenever in this Agreement a Member or Manager is permitted or required to make a decision (including a decision that is in such Member or Manager’s “discretion” or under a grant of similar authority or latitude), such Member or Manager shall be entitled to consider only such interests and factors as such Covered Person desires, including its own interests (or, in the case of a Manager, the interests of the Member that appointed such Manager or such Member’s Affiliates), and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Company or any other Person. Whenever in this Agreement a Member or Manager is permitted or required to make a decision in such Member or Manager’s “good faith,” the Member or Manager shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other Applicable Law.
(c)   This Section 8.02 does not apply to any obligation or duty of a Covered Person or any Affiliate thereof arising under any other JV Agreement.
Section 8.03   Indemnification.
(a)   To the fullest extent permitted by the Delaware Act, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement, only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Delaware Act permitted the Company to provide prior to such amendment, substitution or replacement), the Company shall indemnify, hold harmless, defend, pay and reimburse any Covered Person against any and all losses, claims, damages, judgments, fines or liabilities, including reasonable legal fees or other expenses incurred in investigating or defending against such losses, claims, damages, judgments, fines or liabilities, and any amounts expended in settlement of any claims (other than in connection with any claims brought by (A) a Member or its Affiliate against another Member or its Affiliate or (B) the Company) (collectively, “Losses”) to which such Covered Person may become subject by reason of:
(i)   any act or omission or alleged act or omission performed or omitted to be performed on behalf of the Company in connection with the Business of the Company; or
(ii)   such Covered Person being or acting in connection with the Business of the Company as a Member, an Affiliate of a Member, a Manager or an Officer, or that such Covered Person is or was serving at the request of the Company as a member, manager, partner, director, officer, employee or agent of any other Person;
provided, that (x) such Covered Person acted in good faith and in a manner believed by such Covered Person to be within, or not opposed to, the scope of such Covered Person’s authority conferred on him or it by the Company and, with respect to any criminal proceeding, had no reasonable cause to believe his or its conduct was unlawful, and (y) such Covered Person’s conduct did not constitute fraud, gross negligence, willful misconduct or a material breach or knowing violation of Applicable Law or this Agreement by such Covered Person, in each case as determined by a final, nonappealable order of a court of competent jurisdiction. In connection with the foregoing, the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Covered Person did not act in good faith or, with respect to any criminal proceeding, had reasonable cause to believe that such Covered Person’s conduct was unlawful, or that the Covered Person’s conduct constituted fraud, gross negligence, willful misconduct or a material breach or knowing violation of Applicable Law or this Agreement.
(b)   The Company shall promptly reimburse (and/or advance to the extent reasonably required) each Covered Person for reasonable legal or other expenses (as incurred) of such Covered Person in connection with investigating, preparing to defend or defending any claim, lawsuit or other proceeding relating to any Losses for which such Covered Person may be indemnified pursuant to this Section 8.03; provided, that if it is finally judicially determined that such Covered Person is not entitled to the indemnification provided by this Section 8.03, then such Covered Person shall promptly reimburse the Company for any reimbursed or advanced expenses.
(c)   The indemnification provided by this Section 8.03 shall not be deemed exclusive of any other rights to indemnification to which those seeking indemnification may be entitled under any agreement or otherwise. The provisions of this Section 8.03 shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Section 8.03 and shall inure to the benefit of the executors, administrators, legatees and distributees of such Covered Person.
(d)   Notwithstanding anything herein to the contrary, nothing in this Article VIII shall (or shall be construed to) (i) relieve any Member or other Person from any liability or obligation of such Person pursuant to any JV Agreement, or to in any way impair the enforceability of any provision of any JV Agreement against any party thereto, or (ii) require the Company to indemnify, hold harmless, defend, pay or reimburse (x) any Covered Person with respect to any Loss to the extent a Member or its Affiliate is required to indemnify such Covered Person with respect thereto under any JV Agreement or (y) a breaching or indemnifying Member or Affiliate, including with respect to a successful claim brought against such Member or Affiliate under Section 7.14.
(e)   To the extent available on commercially reasonable terms, the Company may purchase, at its expense, insurance to cover Losses covered by the foregoing indemnification provisions and to otherwise cover Losses for any breach or alleged breach by any Covered Person of such Covered Person’s duties in such amount and with such deductibles as the Board may determine; provided, that (i) all Members and Managers shall be treated equally under any such insurance policies and (ii) the failure to obtain such insurance shall not affect the right to indemnification of any Covered Person under the indemnification provisions contained herein, including the right to be reimbursed or advanced expenses or otherwise indemnified for Losses hereunder. If any Covered Person recovers any amounts in respect of any Losses from any insurance coverage, then such Covered Person shall, to the extent that such recovery is duplicative, reimburse the Company for any amounts previously paid to such Covered Person by the Company in respect of such Losses.
(f)   Notwithstanding anything contained herein to the contrary, any indemnity by the Company relating to the matters covered in this Section 8.03 shall be provided out of and to the extent of Company assets only, and no Member (unless such Member otherwise agrees in writing) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity by the Company.
(g)   Notwithstanding that a Covered Person has or may from time to time obtain certain rights to indemnification, advancement of expenses and/or insurance provided by one or more third party indemnitors (including as an officer, director or employee of a Member), the Company shall be the indemnitor of first resort (i.e., its obligations to such Covered Person are primary and any obligation of a third party indemnitor to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Covered Person are secondary), and the Company shall not assert that the Covered Person must seek expense advancement or reimbursement, or indemnification, from third party indemnitor before the Company must perform its expense advancement and reimbursement, and indemnification obligations, under this Agreement. No advancement or payment by a third party indemnitor on behalf of a Covered Person with respect to any claim for which such Covered Person has sought indemnification from the Company in accordance with this Agreement shall affect the foregoing. The third party indemnitor shall be subrogated to the extent of such advancement or payment to all of the rights of recovery which such Covered Person would have had against the Company if the third party indemnitor had not advanced or paid any amount to or on behalf of such Covered Person.
(h)   If this Section 8.03 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Covered Person pursuant to this Section 8.03 to the fullest extent permitted by any applicable portion of this Section 8.03 that shall not have been invalidated and to the fullest extent permitted by Applicable Law.
(i)   The provisions of this Section 8.03 shall be a contract between the Company, on the one hand, and each Covered Person who served in such capacity at any time while this Section 8.03 is in effect, on the other hand, pursuant to which the Company and each such Covered Person intend to be legally bound. No amendment, modification or repeal of this Section 8.03 that adversely affects the rights of a Covered Person to indemnification for Losses incurred or relating to a state of facts existing prior to such amendment, modification or repeal shall apply in such a way as to eliminate or reduce such Covered Person’s entitlement to indemnification for such Losses without the Covered Person’s prior written consent.
Section 8.04   Survival.   The provisions of this Article VIII shall survive the dissolution, liquidation, winding up and termination of the Company.

ARTICLE IX
TRANSFER
Section 9.01   Restrictions on Transfer.
(a)   Except as otherwise provided in Section 3.04 and this Article IX, no Member shall Transfer all or any portion of its Membership Interest in the Company prior to the third anniversary of the date of this Agreement without the written consent of the other Member, which consent may be granted or withheld in the sole discretion of the other Member. No Transfer of Membership Interests to a Person not already a Member of the Company shall be deemed completed until the prospective Transferee is admitted as a Member of the Company in accordance with Section 4.01(b).
(b)   Notwithstanding any other provision of this Agreement (including Section 9.02), each Member agrees that it will not Transfer all or any portion of its Membership Interest in the Company, and the Company agrees that it shall not issue any Membership Interests:
(i)   except as permitted under the Securities Act and other applicable federal or state securities or blue-sky laws, and then, with respect to a Transfer of Membership Interests, only upon delivery to the Company of an opinion of counsel in form and substance satisfactory to the Company to the effect that such Transfer may be affected without registration under the Securities Act;
(ii)   if such Transfer or issuance would cause the Company to be considered a “publicly traded partnership” under Section 7704(b) of the Code within the meaning of Treasury Regulations Section 1.7704-1(h)(1)(ii), including the look-through rule in Treasury Regulations Section 1.7704-1(h)(3);
(iii)   if such Transfer or issuance would affect the Company’s existence or qualification as a limited liability company under the Delaware Act;
(iv)   if such Transfer or issuance would cause the Company to lose its status as a partnership for federal income tax purposes;
(v)   if such Transfer or issuance would cause the Company to be required to register as an investment company under the Investment Company Act of 1940; or
(vi)   if such Transfer or issuance would cause the assets of the Company to be deemed “Plan Assets” as defined under the Employee Retirement Income Security Act of 1974 or its accompanying regulations or result in any “prohibited transaction” thereunder involving the Company.
(c)   Any Transfer or attempted Transfer of any Membership Interest in contravention of this Agreement shall be null and void, no such Transfer shall be recorded on the Company’s books or otherwise recognized by the Company, and the purported Transferee in any such Transfer shall not be treated as the owner of such Membership Interest for any purposes of this Agreement or have any rights as a Member (and the purported Transferor shall continue to be treated as the owner of such Membership Interest and as a Member).
(d)   For the avoidance of doubt, any Transfer of a Membership Interest permitted by this Agreement shall be deemed a sale, transfer, assignment or other disposal of such Membership Interest in its entirety as intended by the parties to such Transfer, and shall not be deemed a sale, transfer, assignment or other disposal of any less than all of the rights and benefits described in the definition of the term “Membership Interest,” unless otherwise explicitly agreed to by the parties to such Transfer.
Section 9.02   Permitted Transfers.
(a)   General.   The provisions of Section 9.01(a) shall not apply to any Transfer by any Member of all or any portion of its Membership Interest to its Affiliate.

(b)   Right of First Offer.
(i)   If at any time (subject to the written consent requirement in Section 9.01(a) if prior to the third anniversary of the date hereof) a Member (the “Transferring Member”) desires to Transfer all or any portion of its Units to a third party (“Third Party Purchaser”), such Transferring Member shall first offer to sell such Units to each other Member (each, other than any Affiliate of a Transferring Member, a “Non-Transferring Member”) by providing written notice (“Sale Election Notice”) to the Company and the Non-Transferring Members. The Sale Election Notice shall set forth the number of Units proposed to be Transferred (“Subject Units”), the proposed offer price and other material terms and conditions of the proposed Transfer (an “Offer”). The Non-Transferring Members (and their respective Affiliates) shall have a right, exercisable upon written notice to the Transferring Member delivered to it within thirty (30) days of receipt of the Sale Election Notice (“Response Due Date”), to accept the Offer and elect to purchase all, but not less than all, of the Subject Units, which may be allocated among themselves in such proportions as the Non-Transferring Members may agree. In the event competing Sale Election Notices are sent on the same day, the Members agree that a Sale Election Notice provided by the Preferred Member shall take priority.
(ii)   If on or prior to the Response Due Date either (a) such Offer is accepted in writing by the Non-Transferring Members or (b) the Non-Transferring Members elect to make a counter-offer in writing to the Transferring Member that is accepted in writing by the Transferring Member (or within five (5) Business Days thereafter, in the case of a counter-offer delivered on the Response Due Date), then the Non-Transferring Members (or their respective Affiliates, as applicable) shall purchase, and the Transferring Member shall sell to the Non-Transferring Members (or their respective Affiliates), the Subject Units on a date selected by the Non-Transferring Members, but in no event later than thirty (30) days after Response Due Date. Such purchase of the Subject Units shall be made at the offices of the Company, at which the Transferring Member shall represent and warrant to the Non-Transferring Members purchasing the Subject Units that (x) such Transferring Member has full right, title and interest in and to the Subject Units, (y) such Transferring Member has all necessary power and authority and has taken all necessary action to sell the Subject Units as contemplated by this Section 9.02, and (z) the Subject Units are free and clear of any encumbrance other than those arising as a result of or under the terms of this Agreement.
(iii)   If the Offer is not accepted in writing by the Non-Transferring Members or the Transferring Member has not accepted any counter-offer made by the Non-Transferring Member, in each case on or prior to the Response Due Date, then for a period of ninety (90) days after the Response Due Date (as extended as necessary to account for any time during such period that such transaction is delayed due to any antitrust or other governmental reviews or approvals) the Transferring Member shall have the right to consummate the sale of the Subject Units to a Third Party Purchaser at a price and on terms that are not materially more favorable, in the aggregate, to such Third Party Purchaser than those set forth in the Sale Election Notice.
(c)   Tag-Along Rights.   If a Transferring Member elects to sell its Subject Units to a Third Party Purchaser in accordance with Section 9.02(b)(iii), the Transferring Member shall provide written notice of the proposed sale (“Third Party Sale Notice”) to the other Members (each eligible Member, a “Tagging Member”, provided that “Tagging Member” shall not include CSSE or its Permitted Transferees at any time following CSSE’s requirement to deliver notice of a CSSE Change of Control) and the Company setting forth the proposed sale price, the name of the Third Party Purchaser and any other material terms of the proposed sale. Each Tagging Member shall have the right, upon written notice to the Transferring Member (“Tag-Along Notice”) delivered to it within fifteen (15) days of receipt of the Third Party Sale Notice, to sell to the Third Party Purchaser, on the terms contained in the Third Party Sale Notice, up to such number of Tagging Units (as defined) equal to the product of (i) the total number of Units that the Third Party Purchaser proposes to buy as stated in the Third Party Sale Notice and (ii) a fraction (x) the numerator of which is equal to the number of Units then held by the Tagging Member and (y) the denominator of which is equal to the sum of the number of Units then held by the Transferring Member and all participating Tagging Members (in each case, with

(i) and (ii) calculated on a deemed as-converted basis with any portion of the Preferred Units included therein deemed to be converted to the appropriate number of Common Units in accordance with Section 9.04(e) for purposes of such calculation) (such number, the “Tagging Units”). If any Tagging Member exercises its right hereunder through the delivery of a timely Tag-Along Notice, the Tagging Member shall join in the Transferring Member’s contract with the Third Party Purchaser on the same terms as set forth in the Tag-Along Notice, shall receive consideration in the same amount per Unit (calculated on a deemed as-converted basis) as the Transferring Member and such consideration will be allocated among such Members and distributed in accordance with Section 12.03; provided, that (a) such Tagging Member shall only be obligated to make individual representations and warranties with respect to its right, title and interest in and to its Units, power and authority to sell its Units, absence of encumbrances upon its Units, and other matters relating to such Tagging Member (and the liability of such Tagging Member for indemnification, if any, with respect to any such representations and warranties shall be several and not joint and shall be pro rata in proportion to and shall not exceed the amount of consideration payable to such Tagging Member), but not with respect to any of the foregoing in respect of any other Members or any other Members’ Units; (b) no Tagging Member shall be obligated to execute or otherwise agree to, or be bound by, any restrictive covenant or exclusivity obligation other than reasonable and customary covenants with respect to confidentiality. To the extent that the Third Party Purchaser refuses to purchase Units from an exercising Tagging Member, the Transferring Member shall not Transfer any Subject Units to such Third Party Purchaser unless and until, simultaneously with such Transfer, the Transferring Member shall purchase the applicable number of Units from the exercising Tagging Member for the same consideration and on the same terms and conditions as the Transferring Member receives from the Third Party Purchaser. If no Non-Transferring Member timely delivers a Tag-Along Notice, or if all Non-Transferring Members waive their rights hereunder, the Transferring Member shall have the right to consummate the sale of the Subject Units to the Third Party Purchaser on the terms set forth in the Third Party Sale Notice within the date set forth in Section 9.02(b)(iii).
Section 9.03   Put Option; Call Option.
(a)   During the Exercise Period, the Preferred Member shall have the right (“Put Option”), upon written irrevocable notice to the Company and CSSE (“Put Election Notice”), to sell to CSSE, and require CSSE to purchase from the Preferred Member, all, but not less than all, of the Preferred Member’s Units (including any such Units then held by a Permitted Transferee of the Preferred Member). CSSE shall pay for the Units being so sold and purchased through the issuance to the Preferred Member of shares of CSSE’s Series A 9.75% redeemable perpetual preferred stock (“CSSE Preferred Stock”) or an amount of cash payable in lieu of such CSSE Preferred Stock, in either case, calculated in accordance with Schedule C. The aggregate CSSE Preferred Stock and/or the cash paid in lieu thereof is referred to herein as the “Put Consideration.”
(b)   The Preferred Member (and any applicable Permitted Transferee of the Preferred Member) shall, at the closing of such sale (“Put Closing”), represent and warrant to CSSE that (i) it has full right, title and interest in and to its Units, (ii) it has all necessary power and authority and has taken all necessary action to sell its Units as contemplated by this Section 9.04, and (iii) its Units are free and clear of any encumbrance other than those arising as a result of or under the terms of this Agreement.
(c)   The Put Closing shall take place no later than thirty (30) days following receipt by the Company and CSSE of the Put Election Notice on a date specified by CSSE (the “Put Closing Date”); provided that CSSE shall give the Preferred Member at least ten (10) Business Days’ written notice of the Put Closing Date.
(d)   At the Put Closing, CSSE shall pay the Put Consideration through the issuance and delivery at the Put Closing of certificates evidencing the CSSE Preferred Shares or the payment of the cash amount in lieu thereof by wire transfer of immediately available funds to an account designated in writing by the Preferred Member (or a combination of CSSE Preferred Shares and cash), and CSSE and the Company shall expressly release the Preferred Member and its Affiliates (and the Preferred Member and its Affiliates shall expressly release CSSE and the Company) from any liabilities in connection with or arising out of the Preferred Member’s ownership of the Units and membership in the Company. All CSSE Preferred Stock issued pursuant to this Section 9.03 shall be subject to the Registration Rights Agreement (as defined in the Contribution Agreement).
(e)   At the Put Closing, in exchange for the Put Consideration, the Preferred Member (and any applicable Permitted Transferee of the Preferred Member) shall deliver to CSSE (i) a certificate or certificates (if any) representing the Units, accompanied by an assignment of the certificate to CSSE or its assignee pursuant to Section 9.04(f); (ii) the resignation of the Preferred Member Managers; and (iii) a certificate meeting the requirements of IRS Notice 2018-29 and Treasury Regulations Section 1.1445-2(b) (modified to take into account Code Section 1446(f)) that the Preferred Member is not a foreign person within the meaning of Code Section 1446(f) or Code Section 1445.
(f)   Each Member agrees that CSSE may assign its purchase right or obligation under this Section 9.04 in whole or in part to any Affiliate who, upon the Put Closing, shall become a Member, and that such purchase right or obligation shall be assignable by CSSE without the consent of the Preferred Member; provided that (i) CSSE delivers notice to the Preferred Member of such assignment and of the identity of the assignee prior to the Put Closing, (ii) such assignee pays all of the Put Consideration in cash and (iii) CSSE shall be responsible for any failure of such assignee to perform its obligations under this Section 9.04 with respect to such assigned purchase right or obligation.
(g)   Without limitation of the other provisions of this Section 9.04, each Member agrees to cooperate and take, and to cause its controlled Affiliates to cooperate and take, all actions and execute all documents reasonably necessary or appropriate to reflect the purchase of the Preferred Member’s Units by CSSE or its designee pursuant to this Section 9.03.
(h)   the Preferred Member’s right to exercise the Put Option under this Section 9.03 and its Conversion Right under Section 9.04, below, shall be automatically accelerated (and be exercisable by the Preferred Member at its option, if at all, at any time) in the event of any liquidation or winding up of CSSE or the Company or if CSSE does not meet its obligations to fund the Company as prescribed by Section 3.04(a), above, and fails to cure same within fifteen (15) days of written notice of same from the Preferred Member (any such event, a “Trigger Failure”).
(i)   Except in the event of a Trigger Failure, if the Preferred Member has not exercised the Put Option prescribed by this Section 9.03 or, alternatively, has not exercised the Conversion Right prescribed by Section 9.04, below, during the Exercise Period, then the Preferred Member shall be deemed to have exercised the Put Option under the terms of this Section 9.03 as if the Preferred Member had sent a Put Election Notice on the last day of the Exercise Period.
(j)   The parties agree that, in connection with its decision to exercise the Put Option under this Section 9.03 or its Conversion Right under Section 9.04, the Company and CSSE will provide the Preferred Member with all information regarding the Company and CSSE relevant to its decision and, in addition to its access and inspection rights with respect to the Company under Section 11.02, the Preferred Member shall also have the opportunity to discuss CSSE’s business, management, financial affairs and prospects with CSSE’s management.
Section 9.04   Conversion Option.
(a)   In lieu of exercising the Put Option set forth in Section 9.03, during the Exercise Period, the Preferred Member shall have the right (“Conversion Right”), upon written irrevocable notice to the Company and CSSE (“Conversion Election Notice”), to convert all, but not less than all, of the Preferred Member’s Preferred Units (including any such Preferred Units then held by a Permitted Transferee of the Preferred Member) into that number of Common Units (the “Conversion Units”) as set forth in and subject to adjustment in accordance with Section 9.04(e). The Conversion Units so issued shall be the same class and type of equity, and have identical rights, privileges and preferences as the Common Units owned by CSSE.
(b)   The Preferred Member (and any applicable Permitted Transferee of the Preferred Member) shall, in the Conversion Election Notice, represent and warrant to the Company and CSSE that (i) it has full right, title and interest in and to its Preferred Units, (ii) it has all necessary power and authority and has taken all necessary action to elect to convert the its Preferred Units as contemplated by this Section 9.04, and (iii) its Preferred Units are free and clear of any encumbrance other than those arising as a result of or under the terms of this Agreement.
(c)   The conversion of such Preferred Units into Common Units shall occur no later than thirty (30) days following receipt by the Company and CSSE of the Conversion Election Notice on a date specified by CSSE (the “Conversion Closing Date”); provided that CSSE shall give the Preferred Member at least ten (10) Business Days’ written notice of the Conversion Closing Date.
(d)   On the Conversion Closing Date, the Preferred Member (and any applicable Permitted Transferee of the Preferred Member) shall deliver to the Company a certificate or certificates (if any) representing all of the Preferred Units then outstanding, and the Company shall deliver to the Preferred Member (and any applicable Permitted Transferee of the Preferred Member) a certificate or certificates evidencing the Conversion Units.
(e)   The number of Conversion Units issued shall be equal to the number of Common Units that, when added to the Common Units already held by the Preferred Member (and its Permitted Transferees), will provide the Preferred Member (together with its applicable Permitted Transferees) with a Percentage Interest of 49% on a fully diluted basis assuming the conversion, exercise or exchange of all securities or debt convertible into or exercisable for exchangeable for Units (as adjusted for transactions and equity issuances consummated prior to conversion that have been approved by the Board with Supermajority Approval).
(f)   Without limitation of the other provisions of this Section 9.04, each Member agrees to cooperate and take, and to cause its controlled Affiliates to cooperate and take, all actions and execute all documents reasonably necessary or appropriate to reflect the conversion of the Preferred Units pursuant to this Section 9.04.
Section 9.05   Initial Public Offering.
(a)   At any time following the third anniversary of the date of this Agreement, if the Preferred Member is unable to sell its Membership Interest after a good faith effort to do so, or at any other time upon the written agreement of the Preferred Member and CSSE, with such agreement not to be unreasonably withheld, then, if requested in writing by the Preferred Member, the Board shall authorize a public offering of equity securities of the Company by one or more underwriters, including Ladenburg Thalmann & Co., Inc., and on such other terms and conditions to be agreed between the Preferred Member and CSSE (the “Initial Public Offering”).
(b)   The Initial Public Offering may include the resale of equity interests held by the Members, provided that (i) such selling Members enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the Initial Public Offering and (ii) if the underwriters advise the Company and the selling Members in writing that the dollar amount or number of Units which the selling Members desire to sell, taken together with all of the Units or other equity interests proposed to be sold by the Company, exceeds the maximum dollar amount or maximum number of shares that can be sold in the Initial Public Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (the “Maximum Number of Shares”), then the Company shall reduce the number of Units proposed to be sold by selling Members in the Initial Public Offering to the Maximum Number of Shares; provided that the number of Units held by the Preferred Member to be included in the Initial Public Offering shall not be reduced unless all Units held by any other Member are first entirely excluded therefrom.
(c)   The Company shall use its commercially reasonable best efforts to list, or cause to be listed, the shares sold in the Initial Public Offering on a national securities exchange in the United States.
(d)   The Company will pay all expenses and fees in connection with the Initial Public Offering, other than underwriters’ fees and commissions.

ARTICLE X
COVENANTS AND AGREEMENTS OF THE MEMBERS
Section 10.01   Confidentiality; Press Release.
(a)   Each Member acknowledges that it may have access to and become acquainted with trade secrets, proprietary information and confidential information belonging to the Company that are not generally known to the public, including information concerning business plans, financial statements and other information provided pursuant to this Agreement, operating practices and methods, expansion plans, strategic plans, marketing plans, contracts, customer lists or other business documents that the Company treat as confidential, in any format whatsoever (including oral, written, electronic or any other form or medium) (collectively, “Confidential Information”). In addition, each Member acknowledges that: (i) the Company have invested, and continue to invest, substantial time, expense and specialized knowledge in developing its Confidential Information; (ii) the Confidential Information provides the Company with a competitive advantage over others in the marketplace; and (iii) the Company would be irreparably harmed if the Confidential Information were disclosed to competitors or made available to the public. Without limiting the applicability of any other agreement to which any Member is subject, no Member shall, directly or indirectly, disclose or use (other than in connection with the conduct of the Company’s business or the monitoring of its investment in the Company) at any time, including use for personal, commercial or proprietary advantage or profit, either during its association with the Company or thereafter, any Confidential Information of which such Member is or becomes aware. Each Member in possession of Confidential Information shall take all appropriate steps to safeguard such information and to protect it against disclosure, misuse, espionage, loss and theft.
(b)   Nothing contained in Section 10.01(a) shall prevent any Member from disclosing Confidential Information: (i) upon the order of any court or administrative agency; (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Member; (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories or other discovery requests; (iv) to the extent necessary to assert any right or defend any claim arising under this Agreement; (v) to the other Member or its Affiliates; (vi) to such Member’s Representatives who, in the reasonable judgment of such Member, need to know such Confidential Information and agree to be bound by the provisions of this Section 10.01 as if a Member; or (vii) to any potential Permitted Transferee in connection with a proposed Transfer of Membership Interests from such Member, as long as such potential Transferee shall have agreed to be bound by the provisions of this Section 10.01 as if a Member; provided, that in the case of clause (i), (ii) or (iii), such Member shall notify the Company and other Member of the proposed disclosure as far in advance of such disclosure as practicable (but in no event make any such disclosure before notifying the Company and other Member) and use reasonable efforts to ensure that any Confidential Information so disclosed is accorded confidential treatment satisfactory to the Company and the other Member, when and if available; and provided, further, that in the case of clause (vi) or (vii), that the disclosing Member shall be liable in the event that any of its Representatives or potential Permitted Transferees disclose any Confidential Information that a Member would be prohibited from disclosing pursuant to this provision.
(c)   The restrictions of Section 10.01 shall not apply to Confidential Information that: (i) is or becomes generally available to the public other than as a result of a disclosure by such Member or its Affiliates or Representatives in violation of this Agreement; (ii) is or has been independently developed or conceived by such Member or its Affiliates without use of Confidential Information; or (iii) becomes available to such Member or any of its Affiliates or Representatives on a non-confidential basis from a source other than the Company, the other Member or any of their respective Representatives, provided, that such source is not known by the receiving Member to be bound by a confidentiality agreement regarding the Company.
(d)   It is acknowledged and agreed by the parties that in connection with the execution and entry into the Contribution Agreement CSSE was required to file and promptly following the execution of this Agreement CSSE shall be required to file a Current Report on Form 8-K with the Securities and

Exchange Commission, and that the Contribution Agreement was and this Agreement shall be disclosed in and filed as exhibits thereunder, and that CSSE shall have ongoing disclosure obligations under the rules and regulations of the Securities and Exchange Commission. Subject to the foregoing, and notwithstanding anything to the contrary contained in this Agreement, from and after the date hereof, no party shall make any press release or similar public announcement or public communication (i) relating to this Agreement unless specifically approved in advance by CSSE and the Preferred Member or (ii) which specifically references CSSE or the Preferred Member (or any of their respective Affiliates) unless specifically approved by CSSE or the Preferred Member, respectively, in each case under (i) or (ii) which approval shall not be unreasonably withheld, conditioned or delayed. Nothing contained in this Agreement will prohibit any advisor to the Preferred Member from issuing or causing publication following the Closing of any tombstone or similar advertisement in customary form; provided, that no such tombstone or similar advertisement shall contain information regarding the value of cash and non-cash consideration paid to the parties pursuant to the terms of this Agreement.
(e)   The obligations of each Member under this Section 10.01 shall survive (i) the termination, dissolution, liquidation and winding up of the Company and (ii) such Member’s Transfer of its Membership Interest.
Section 10.02   CoC Transaction Notice.   If CSSE intends to consummate a transaction that would result in a Change of Control of CSSE (as defined in the Certificate of Designations, Rights and Preferences of the CSSE Preferred Stock, as amended, a “CSSE Change of Control”), CSSE shall provide written notice to the Preferred Member of such intended transaction at least thirty (30) days prior to the anticipated closing date thereof.
Section 10.03   Anti-Bribery.
(a)   If at any time a Member becomes aware that a Government Official has or is likely to have any legal, financial or beneficial interest in this Agreement, the Contribution Agreement or the Company, such Member shall promptly notify the Company and the other Members in writing. Upon receipt of such written notice, all Members will consult together to address concerns under the applicable anti-bribery laws and determine how to resolve those concerns satisfactorily.
(b)   CSSE hereby covenants and agrees that it shall, and shall cause the Company, to establish and maintain its books and records, and prepare its periodic statements of accounts in accordance with accounting practices and procedures established by CSSE, which shall provide that it and the Company shall: (i) make and keep books, records, and accounts, which in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets or the assets of the Company, as applicable; and (ii) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that:
(i)   transactions are executed and access to assets is given only in accordance with management’s general or specific authorization;
(ii)   transactions are recorded in such a way as to permit the preparation of financial statements in conformity with generally accepted accounting principles; and
(iii)   assets and liabilities recorded in the financial statements are compared to the actual assets and liabilities and/or supporting documentation at reasonable intervals and appropriate action is taken with respect to any differences.
(c)   Each Member and the Company further covenants and agrees that:
(i)   Promptly following the date hereof, it will establish and implement an anti-bribery policy and procedures providing that neither it nor any Person acting on its behalf or under its control or direction will make any payment, offer to pay, promise to pay, or authorize any payment or exchange of money or anything of value, directly or indirectly, to any Government Official in order to obtain or retain business for such Member or the Company or to secure any improper advantage for such Member or the Company; provided that this Section does not prohibit the payment of reasonable and bona fide expenditures such as travel and lodging expenses, which are directly related to the promotion, demonstration or explanation of products and services, or the execution of performance of a contract with a government entity or agency or instrumentality thereof to the extent such payments are permissible under local Applicable Law. If such payments are to be advanced or reimbursed by a Member or the Company, such payments must be documented accurately.
(ii)   Due diligence will be performed as appropriate on all third parties who will have dealings with Government Officials to ensure that such Member or the Company, as applicable, contract only with reputable agents, consultants or other representatives.
(iii)   Any third party retained by a Member or the Company to provide consulting, lobbying or other professional services and assistance and who will deal with Government Officials on behalf of such Member or the Company in any country or region with a score of less than 60 on the Transparency International Corruption Perception Index will be required to sign a non-bribery compliance representation.
(d)   Notwithstanding any term or condition set forth herein or in the Contribution Agreement, in the event that a Member or the Company engages in illegal action in violation of applicable anti-bribery laws, the non-breaching Member (without limiting any other right it may have), notwithstanding any other provision in the Agreement to the contrary, upon written notice to such Member and the Company, shall have the right, at its election, to cause the Company to redeem any issued and outstanding Membership Interest in the Company held by the non-breaching Member for its Fair Market Value and withdraw as a Member from the Company.
ARTICLE XI
ACCOUNTING; TAX MATTERS
Section 11.01   Financial Statements.   The Company shall furnish to each Member the following reports:
(a)   As soon as available, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, audited consolidated balance sheets of the Company as at the end of each such Fiscal Year and audited consolidated statements of income, cash flows and Members’ equity for such Fiscal Year, in each case setting forth in comparative form the figures for the previous Fiscal Year, accompanied by the certification of independent certified public accountants of recognized national standing selected by the Board with any required Supermajority Approval, certifying to the effect that, except as set forth therein, such financial statements have been prepared in accordance with GAAP, applied on a basis consistent with prior years, and fairly present in all material respects the financial condition of the Company as of the dates thereof and the results of their operations and changes in their cash flows and Members’ equity for the periods covered thereby.
(b)   As soon as available, and in any event within forty-five (45) days after the end of each quarterly accounting period in each Fiscal Year (other than the last fiscal quarter of the Fiscal Year), unaudited consolidated balance sheets of the Company as at the end of each such fiscal quarter and for the current Fiscal Year to date and unaudited consolidated statements of income, cash flows and Members’ equity for such fiscal quarter and for the current Fiscal Year to date, in each case setting forth in comparative form the figures for the corresponding periods of the previous fiscal quarter, all in reasonable detail and all prepared in accordance with GAAP, consistently applied (subject to normal year-end audit adjustments and the absence of notes thereto), and certified by the principal financial or accounting officer of the Company.
(c)   Upon the request of the Preferred Member, the Company shall provide the financial information set forth this Section 11.01 in such format as may be required to enable the Preferred Member to prepare financial information under International Financial Reporting Standards (IFRS) and shall provide the Preferred Member with a reconciliation between GAAP and IFRS.
Section 11.02   Inspection Rights.   Subject to Section 10.01, upon reasonable notice from a Member, the Company shall afford such Member and its Representatives access during normal business hours to (i) the Company’s properties, offices and other facilities; (ii) the corporate, financial and similar records, reports and documents of the Company, including all books and records, minutes of proceedings, internal management documents, reports of operations, reports of adverse developments, copies of any management letters and communications with Members, and to permit each Member and its Representatives to examine such documents and make copies thereof or extracts therefrom; and (iii) any Officers, senior employees and accountants of the Company and to afford each Member and its Representatives the opportunity to discuss and advise on the affairs, finances and accounts of the Company with such Officers, senior employees and accountants (and the Company hereby authorizes such employees and accountants to discuss with such Member and its Representatives such affairs, finances and accounts); provided that (x) the requesting Member shall bear its own expenses and all reasonable expenses incurred by the Company in connection with any inspection or examination requested by such Member pursuant to this Section 11.02 and (y) if the Company provides or makes available any report or written analysis for any Member pursuant to this Section 11.02, it shall promptly provide or make available such report or analysis to or for the other Member.
Section 11.03   Income Tax Status.   It is the intent of the Company and the Members that the Company shall be treated as a partnership for U.S. federal, state and local income tax purposes. Neither the Company, the Partnership Representative nor any Member shall make an election for the Company to be treated as other than a partnership pursuant to Treasury Regulations Section 301.7701-3.
Section 11.04   Partnership Representative.
(a)   The Members hereby appoint CSSE as the “partnership representative” (the “Partnership Representative”) as provided in Code Section 6223(a). The Members hereby appoint William J. Rouhana, Jr., as the sole person authorized to act on behalf of the Partnership Representative (the “Designated Individual”). The Designated Individual may be removed at any time by the Board. The Partnership Representative shall resign if it is no longer a Member, and the Designated Individual shall resign if he is no longer an officer of the Partnership Representative. In the event of the resignation of the Partnership Representative, the other Members shall select a replacement. In the event of the resignation or removal of the Designated Individual, the Board shall select a replacement. If the resignation or removal of the Partnership Representative or Designated Individual occurs prior to the effectiveness of the resignation or removal under applicable Treasury Regulations or other administrative guidance, the Partnership Representative or Designated Individual that has resigned or been removed shall not take any actions in its capacity as Partnership Representative or Designated Individual except as directed by the other Members, in the case of a Partnership Representative that has resigned, or the Board, in the case of a Designated Individual that has resigned or been removed.
(b)   The Partnership Representative is authorized and required to represent the Company in connection with all examinations of the Company’s affairs by Taxing Authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. The Partnership Representative shall promptly notify the Preferred Member if any tax return of the Company is audited and upon the receipt of a notice of final partnership administrative adjustment or final partnership adjustment, and shall keep the Preferred Member reasonably informed of the status of any tax audit and resulting administrative and judicial proceedings. Without the consent of the Preferred Member, the Partnership Representative shall not extend the statute of limitations, file a request for administrative adjustment, file suit relating to any Company tax refund or deficiency or enter into any settlement agreement relating to items of income, gain, loss or deduction of the Company with any Taxing Authority.
(c)   To the extent permitted by applicable law and regulations, the Company will annually elect out of the partnership audit procedures enacted under Section 1101 of the BBA (the “BBA Procedures”). For any year in which applicable law and regulations do not permit the Company to elect out of the BBA Procedures, then within forty-five (45) days of any notice of final partnership adjustment, the Company will elect the alternative procedure under Code Section 6226, and furnish to the Internal Revenue Service and each Member during the year or years to which the notice of final partnership adjustment relates a statement of the Member’s share of any adjustment set forth in the notice of final partnership adjustment.
(d)   Each Member agrees that such Member shall not treat any Company item inconsistently on such Member’s federal, state, foreign or other income tax return with the treatment of the item on the Company’s return. Any deficiency for taxes imposed on any Member (including penalties, additions to tax or interest imposed with respect to such taxes and any taxes imposed pursuant to Code Section 6226) will be paid by such Member and if required to be paid (and actually paid) by the Company, will be recoverable from such Member as provided in Section 6.03(d).
(e)   Except as otherwise provided herein, the Partnership Representative shall have sole discretion to make any determination regarding income tax elections it deems advisable on behalf of the Company; provided, that the Partnership Representative will make an election under Code Section 754, if requested in writing by a Member.
(f)   Notwithstanding the foregoing, the Partnership Representative shall not take any action with respect to income taxes to the extent such action will have a disproportionately adverse impact upon the Preferred Member as compared with the other Members, without the consent of the Preferred Member Managers, not to be unreasonably withheld, conditioned, or delayed.
Section 11.05   Tax Returns.   At the expense of the Company, the Board (or any Officer that it may designate) shall endeavor to cause the preparation and timely filing (including extensions) of all tax returns required to be filed by the Company pursuant to the Code as well as all other required tax returns in each jurisdiction in which the Company owns property or does business. The Partnership Representative shall use commercially reasonable efforts to provide the other Member, for its review and comment, copies of all tax returns at least thirty (30) days prior to the filing thereof. If the other Member shall object to any item on any such tax return, the Partnership Representative shall consider such item in good faith. As soon as reasonably possible after the end of each Fiscal Year, the Board or designated Officer will cause to be delivered to each Person who was a Member at any time during such Fiscal Year, IRS Schedule K-1 to Form 1065 and such other information with respect to the Company as may be necessary for the preparation of such Person’s federal, state and local income tax returns for such Fiscal Year.
Section 11.06   Company Funds.   All funds of the Company shall be deposited in its name, or in such name as may be designated by the Board, in such checking, savings or other accounts, or held in its name in the form of such other investments as shall be designated by the Board. The funds of the Company shall not be commingled with the funds of any other Person. All withdrawals of such deposits or liquidations of such investments by the Company shall be made exclusively upon the signature or signatures of such Officer or Officers as the Board may designate.
ARTICLE XII
DISSOLUTION AND LIQUIDATION
Section 12.01   Events of Dissolution.   The Company shall be dissolved and its affairs wound up only upon the occurrence of any of the following events:
(a)   The determination by the Board with any required Supermajority Approval to dissolve the Company;
(b)   The Bankruptcy of a Member, unless within forty-five (45) days after the occurrence of such Bankruptcy, the other Member agrees in writing to continue the business of the Company;
(c)   At the election of a Member that is not a Defaulting Member, acting in its sole discretion, made at such time as the other Member is a Defaulting Member (and without limitation of any other rights or remedies that may be available to such electing Member);
(d)   The sale, exchange, involuntary conversion, or other disposition or Transfer of all or substantially all the assets of the Company; or
(e)   The entry of a decree of judicial dissolution under § 18-802 of the Delaware Act.
Section 12.02   Effectiveness of Dissolution.   Dissolution of the Company shall be effective on the day on which the event described in Section 12.01 occurs, but the Company shall not terminate until the winding up of the Company has been completed, the assets of the Company have been distributed as provided in Section 12.03 and the Certificate of Formation shall have been cancelled as provided in Section 12.04.

Section 12.03   Liquidation.   If the Company is dissolved pursuant to Section 12.01, the Company shall be liquidated and its business and affairs wound up in accordance with the Delaware Act and the following provisions:
(a)   The Board shall act as liquidator to wind up the Company (the “Liquidator”); provided that, notwithstanding anything herein to the contrary, (i) if the Company is being dissolved pursuant to Section 12.01(b) or Section 12.01(c) based on the Bankruptcy or a default by CSSE, the Preferred Member shall act as Liquidator; or (ii) if the Company is being dissolved pursuant to Section 12.01(b) or Section 12.01(c) based on the Bankruptcy or a default by the Preferred Member, CSSE shall act as Liquidator. The Liquidator shall have full power and authority to sell, assign and encumber any or all of the Company’s assets and to wind up and liquidate the affairs of the Company in an orderly and business-like manner; provided that, if the Board is the Liquidator, it shall act in accordance with the governance provisions in Article VII until the winding up occurs.
(b)   As promptly as possible after dissolution and again after final liquidation, the Liquidator shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable.
(c)   The Liquidator shall liquidate the assets of the Company and distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by mandatory provisions of Applicable Law:
(i)   first, to the payment of all of the Company’s debts and liabilities to its creditors (including Members that are creditors, if applicable) and the expenses of liquidation (including sales commissions incident to any sales of assets of the Company);
(ii)   second, to the establishment of and additions to reserves that are determined by the Liquidator to be reasonably necessary for any contingent unforeseen liabilities or obligations of the Company;
(iii)   third, to the payment of any liquidation preference under any preferred stock or other instrument of the Company that is senior in right to the Preferred Liquidation Preference;
(iv)   fourth, to the Preferred Member (but only to the extent of its then outstanding Preferred Units), prior and in preference to any distribution in respect of the Common Members, an aggregate amount (the “Preferred Liquidation Preference”) equal to the sum of  (x) the Preferred Return, plus (y) the then unreturned Preferred Capital Contribution. If the assets of the Company available for distribution to its Members shall be insufficient to pay the Preferred Member the full amount of the Preferred Liquidation Preference, the remaining assets and funds of the Company shall be distributed to the Preferred Member; and
(v)   thereafter, to the Common Members pro rata in accordance with their respective Percentage Interests.
(d)   Notwithstanding the provisions of Section 12.03(c) that require the liquidation of the assets of the Company, but subject to the order of priorities set forth in Section 12.03(c), if upon dissolution of the Company the Liquidator reasonably determines that an immediate sale of part or all of the Company’s assets would be impractical or could cause undue loss to the Members, the Liquidator may defer the liquidation of any assets except those necessary to satisfy Company liabilities and reserves, and may, upon unanimous consent of the Members, distribute to the Members, in lieu of cash, as tenants in common and in accordance with the provisions of Section 12.03(c), undivided interests in such Company assets as the Liquidator deems not suitable for liquidation. Any such distribution in kind shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operating of such properties at such time. For purposes of any such distribution, any property to be distributed will be valued at its Fair Market Value, as determined by the Liquidator in good faith.
(e)   The Company shall distribute the proceeds in connection with a Capital Transaction in accordance with the priorities set forth in Section 12.03(c) above. In addition, in connection with a Capital Transaction that results in proceeds paid directly to the Members, such proceeds shall be allocated among and paid in accordance with the priorities set forth in Section 12.03(c) with distributions to each Member made in proportion to the amounts that each Member would have received if all of the Company’s assets had been sold and the proceeds were distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in Section 12.03(c).
(f)   In the event that the dissolution and liquidation of the Company or a Capital Transaction occurs prior to the contribution by CSSE of all of the CSSE Contributed Assets comprising its Initial Capital Contribution in accordance with the procedures in the Contribution Agreement, CSSE covenants and agrees that any such CSSE Contributed Assets not yet contributed to the Company shall be included within the Capital Transaction, if possible, or otherwise liquidated, transferred or sold by CSSE concurrently with or as promptly as possible thereafter to a bona fide third party buyer for fair market value on arm’s-length terms that are mutually approved by the Preferred Member and the proceeds received in connection therewith shall be added to and included within the aggregate proceeds from such liquidation or Capital Transaction to be distributed in accordance with this Section 12.03.
Section 12.04   Cancellation of Certificate.   Upon completion of the distribution of the assets of the Company as provided in Section 12.03(c), the Company shall be terminated and the Liquidator shall cause the cancellation of the Certificate of Formation in the State of Delaware and of all qualifications and registrations of the Company as a foreign limited liability company in jurisdictions other than the State of Delaware and shall take such other actions as may be necessary to terminate the Company.
Section 12.05   Survival of Rights, Duties and Obligations.   Dissolution, liquidation, winding up or termination of the Company for any reason shall not release any party from any Loss that at the time of such dissolution, liquidation, winding up or termination already had accrued to any other party or thereafter may accrue in respect of any act or omission prior to such dissolution, liquidation, winding up or termination. For the avoidance of doubt, none of the foregoing shall replace, diminish or otherwise adversely affect any Member’s right to indemnification pursuant to Section 8.03.
Section 12.06   Recourse for Claims.   Each Member shall look solely to the assets of the Company for all distributions with respect to the Company, such Member’s Capital Account, and such Member’s share of Net Income, Net Loss and other items of income, gain, loss and deduction, and shall have no recourse therefor (upon dissolution or otherwise) against the Liquidator or any other Member.
ARTICLE XIII
MISCELLANEOUS
Section 13.01   Expenses.   Except as otherwise expressly provided herein or in the Contribution Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the preparation and execution of this Agreement, or any amendment or waiver hereof, and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.
Section 13.02   Further Assurances.   In connection with this Agreement and the transactions contemplated hereby, the Company and each Member hereby agrees, at the request of the Company or any other Member, to execute and deliver such additional documents, instruments, conveyances and assurances and to take such further actions as may be required to carry out the provisions hereof and give effect to the transactions contemplated hereby.
Section 13.03   Notices.   All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; provided, no email shall be deemed to have been given hereunder unless the sender has also hand delivered, delivered by courier or mailed a physical copy of the contents of such email in accordance with clauses (a), (b) and/or (d) of this

Section 13.03; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13.03):
If to the Company:	Crackle Plus LLC 132 E Putnam Ave Cos Cob, Connecticut 06807 E-mail: wrouhana@chickensoupforthesoup.com Attention: William J. Rouhana, Jr.
with a copy to:	Graubard Miller The Chrysler Building 405 Lexington Avenue, 11th Floor New York, New York 10174 E-mail: dmiller@graubard and bross@graubard.com Attention: David Alan Miller and Brian L. Ross
If to CSSE:	Chicken Soup for the Soul Entertainment, Inc. 132 E. Putnam Avenue, Floor 2 Cos Cob, Connecticut 06807 E-mail: wrouhana@chickensoupforthesoup.com Attention: William J. Rouhana, Jr.
with a copy to:	Graubard Miller The Chrysler Building 405 Lexington Avenue New York, New York 10174 E-mail: dmiller@graubard and bross@graubard.com Attention: David Alan Miller and Brian L. Ross
If to the Preferred Member:	Crackle, Inc. 10202 W. Washington Blvd. Culver City, CA 90232 E-mail: john_fukunaga@spe.sony.com Attention: John Fukunaga
and
Sony Pictures Entertainment Inc. 10202 W. Washington Blvd. Culver City, CA 90232 E-mail: leah_weil@spe.sony.com Attention: Leah Weil
with a copy to:	Sheppard Mullin Richter & Hampton LLP 1901 Avenue of the Stars, Suite 1600 Los Angeles, CA 90067 E-mail: LMichaelson@sheppardmullin.com Attention: Linda Michaelson
Section 13.04   Headings.   The headings in this Agreement are inserted for convenience or reference only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision of this Agreement.
Section 13.05   Severability.   If any term or provision of this Agreement is held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 8.03(g), upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
Section 13.06   Entire Agreement.
(a)   This Agreement, together with the Certificate of Formation, JV Agreements and all related Exhibits, Annexes and Schedules attached hereto and thereto, contain the entire agreement among the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, oral or written, with respect to such matters.
(b)   In the event of an inconsistency or conflict between the provisions of this Agreement and any provision of the Contribution Agreement, this Agreement shall control with respect to such conflict.
Section 13.07   Successors and Assigns.   Subject to the restrictions on Transfers set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns. Except as permitted by this Agreement, no party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties and any purported assignment in violation of the foregoing shall be null and void ab initio.
Section 13.08   No Third-Party Beneficiaries.   Except as expressly set forth in Article VIII, which shall be for the benefit of and enforceable by Covered Persons as described therein, nothing in this Agreement, express or implied, is intended to confer upon any Person (including any creditor of the Company) other than the Company and the Members, and their respective successors, legal representatives and permitted assigns, any rights, benefits or remedies under or by reason of this Agreement.
Section 13.09   Amendment.   No provision of this Agreement may be amended or modified except by an instrument in writing executed by both Members. Any such written amendment or modification will be binding upon the Company and each Member. Notwithstanding the foregoing, amendments to Schedule A that are necessary to reflect any new issuance or Transfer of Membership Interests or Cram-Down Contribution in accordance with this Agreement may be made by the Board without the consent of or execution by the Members.
Section 13.10   Waiver.   No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. For the avoidance of doubt, nothing contained in this Section 13.10 shall diminish any of the explicit and implicit waivers described in this Agreement, including in Section 13.13 hereof.
Section 13.11   Governing Law.   This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of such state.
Section 13.12   Arbitration.   All actions or proceedings arising in connection with, touching upon or relating to this Agreement, the breach thereof and/or the scope of the provisions of this Section 13.12 shall be submitted to JAMS Worldwide (“JAMS”) for binding arbitration under its Comprehensive Arbitration Rules and Procedures if the matter in dispute is over Two Hundred Fifty Thousand Dollars ($250,000) or under its Streamlined Arbitration Rules and Procedures if the matter in dispute is Two Hundred Fifty Thousand Dollars ($250,000) or less to be held solely in Los Angeles County, California, in the English language in accordance with the provisions below.

(a)   Each arbitration shall be conducted by a single arbitrator (the “Arbitrator”) who shall be mutually agreed upon by the parties. If the parties are unable to agree on the Arbitrator, the Arbitrator shall be appointed by JAMS. The Arbitrator shall be a retired judge with at least ten (10) years of experience in commercial matters.
(b)   The Arbitrator’s fees shall be split equally between the parties and each party shall be responsible for the payment of its own costs, attorneys’ fees, expert fees and all of its other fees, costs and expenses in connection with any arbitration, unless the Arbitrator finds that a party proceeded in bad faith, in which case the Arbitrator may award fees or costs in the exercise of discretion.
(c)   The parties shall be entitled to conduct discovery as the Arbitrator authorizes as reasonable under all of the circumstances, based on findings that the material sought is relevant to the issues in dispute and that the nature and scope of such discovery is reasonable under all the circumstances. Such discovery ordered by the Arbitrator shall be limited to depositions and production of documents.
(d)   There shall be a record of the proceedings at the arbitration hearing and the Arbitrator shall issue a Statement of Decision setting forth its factual and legal basis. The Arbitrator’s decision shall be final and binding as to all matters of substance and procedure and may be enforced by a petition to the Los Angeles County Superior Court or, in the case of CSSE or the Company, such other court having jurisdiction over CSSE or the Company, which may be made ex parte, for confirmation and enforcement of the award.
(e)   The Arbitrator shall have the power to enter temporary restraining orders and preliminary and permanent injunctions as proper under California law. Neither party is permitted to commence or maintain any action in a court of law with respect to dispute until such matter has been submitted to arbitration as provided here, and then only for the purpose of enforcing the Arbitrator’s award; provided, however, that prior to the appointment of the Arbitrator, either party may seek pre-arbitration relief in a court of competent jurisdiction in Los Angeles County, California or, if sought by the Preferred Member, such other court that may have jurisdiction over CSSE or the Company. All arbitration proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed, except as necessary to obtain court confirmation of the arbitration award.
(f)   Notwithstanding anything to the contrary herein, CSSE and the Company hereby irrevocably waive any right or remedy to seek and/or obtain injunctive or other equitable relief or any order with respect to, and/or to enjoin or restrain or otherwise impair in any manner, the production, distribution, exhibition or other exploitation of any motion picture, production or project related to the Preferred Member, its parents, Subsidiaries and Affiliates, or the use, publication or dissemination of any advertising in connection with such motion picture, production or project. The provisions of this Section 13.12(f) shall supersede any inconsistent provisions of any prior agreement between the parties.
(g)   Notwithstanding anything to the contrary herein, the Preferred Member hereby irrevocably waive any right or remedy to seek and/or obtain injunctive or other equitable relief or any order with respect to, and/or to enjoin or restrain or otherwise impair in any manner, the production, distribution, exhibition or other exploitation of any television program, motion picture, production or project related to CSSE, its parents, Subsidiaries and Affiliates, or the use, publication or dissemination of any advertising in connection with such television program, motion picture, production or project. The provisions of this Section 13.12(g) shall supersede any inconsistent provisions of any prior agreement between the parties.
Section 13.13   Waiver of Jury Trial.   Each party hereto hereby acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.
Section 13.14   Specific Performance.   The parties agree that irreparable harm would occur and that the parties would not have an adequate remedy at law if any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that, without posting a bond or other undertaking, the parties shall be entitled to injunctive or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In the event that any such action is brought in equity to enforce the provisions of this Agreement, no party hereto will allege, and each party hereto hereby waives the defense or counterclaim, that there is an adequate remedy at law. The parties further agree that (a) by seeking any remedy provided for in this Section 13.14, a party hereto shall not in any respect waive its right to seek any other form of relief that may be available to such party hereto under this Agreement and (b) nothing contained in this Section 13.14 shall require any party hereto to institute any action for (or limit such party’s right to institute any action for) specific performance under this Section 13.14 before exercising any other right under this Agreement.
Section 13.15   Counterparts; Effectiveness.   This Agreement may be executed in several counterparts (any of which counterparts may be delivered by facsimile, portable document format (pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (including DocuSign)), each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Agreement shall become effective when each party shall have received a counterpart hereof signed by all of the other parties. Until and unless each party has received a counterpart hereof signed by the other parties, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Minor variations in the form of the signature page, including footers, will be disregarded in determining a party’s intent or the effectiveness of such signature.
[Signature Pages Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
The Company:
CRACKLE PLUS, LLC
By: CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC., its sole member
By:
/s/ William J. Rouhana, Jr.

Name: William J. Rouhana, Jr.
Title: Chief Executive Officer
The Members:
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
By:
/s/ William J. Rouhana, Jr.

Name: William J. Rouhana, Jr.
Title: Chief Executive Officer
CRACKLE, INC.
By:
/s/ Eric Berger

Name: Eric Berger
Title: Executive Vice President
[Signature Page to Amended and Restated Limited Liability Company Agreement]

EXHIBIT A
FORM OF JOINDER AGREEMENT
The undersigned is executing and delivering this Joinder Agreement pursuant to the Amended and Restated Limited Liability Company Operating Agreement of Crackle Plus, LLC, a Delaware limited liability company, dated as of May 14, 2019, as amended and in effect from time to time (the “LLC Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms In the LLC Agreement.
By executing and delivering to Crackle Plus, LLC this Joinder Agreement, the undersigned hereby ratifies, confirms and assents to be bound by all of the terms, conditions and provisions of the LLC Agreement as a Member thereunder and shall be entitled to the rights and benefits and subject to the duties and obligations of a Member in the same manner as if the undersigned was an original signatory to the LLC Agreement.
Accordingly, the undersigned has executed and delivered this Joinder Agreement as of         , 20  .
[              ]
By:

Name:
Title:
Acknowledged and Agreed to as of           , 20  by:
CRACKLE PLUS, LLC
By:

Name:
Title:

SCHEDULE A
MEMBERS SCHEDULE
Member Name and Address	Percentage Interest*	Common Units	Preferred Units
Chicken Soup for the Soul Entertainment, Inc. 132 E. Putnam Avenue, Floor 2W Cos Cob, Connecticut 06860	99%	99,000	0
Crackle, Inc. 10202 W. Washington Blvd. Culver City, CA 90232	1%	1,000	37,000
Total:	100%*	100,000	37,000**

*
Subject to the Preferred Liquidation Preference.

**
Convertible into that number of Common Units that represents an aggregate 48% Percentage Interest at time of conversion.

SCHEDULE B
INITIAL OFFICERS
1.
Chief Executive Officer — William J. Rouhana, Jr.

2.
Chief Financial Officer — Chris Mitchell

SCHEDULE C
PUT CONSIDERATION CALCULATION
The CSSE Preferred Stock comprising the Put Consideration shall be calculated as follows:
(i)   in respect of the Common Units: a number of shares of CSSE Preferred Stock equal to (x) the greater of  (A) $3 million and (B) the product of ten (10), multiplied by the Company’s earnings before interest, tax, depreciation and amortization (EBITDA) for the twelve (12) month period ended as of the end of the most recent fiscal quarter prior to the date of the Put Election Notice, multiplied by the Percentage Interest represented by such Common Units, divided by (y) the Per Share Value; and
(ii)   in respect of the Preferred Units: a number of CSSE Preferred Stock equal to (x) $37 million, divided by (y) the Per Share Value.
For purposes of this Schedule C, the “Per Share Value” of the CSSE Preferred Stock shall be $25.
Notwithstanding anything to the contrary contained herein, at the election of CSSE upon written notice to the Preferred Member within fifteen (15) days of receipt of the Put Election Notice, in lieu of issuing the CSSE Preferred Stock, CSSE may purchase the Preferred Member’s Units (including any such Units then held by a Permitted Transferee of the Preferred Member) through the payment to the Preferred Member of cash at the Put Closing or through a combination of shares of CSSE Preferred Stock and cash, in each case with the amount of cash payable in lieu of each share of CSSE Preferred Stock equal to the Per Share Value.

ANNEX C
Class I Warrant
NEITHER THIS WARRANT NOR THE CLASS A COMMON STOCK THAT MAY BE ACQUIRED UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE CONTRIBUTION AGREEMENT UNDER WHICH IT WAS ISSUED (AND THE REGISTRATION RIGHTS AGREEMENT AND EQUITY COVENANT AGREEMENT REFERRED TO THEREIN) SETS FORTH THE COMPANY’S OBLIGATIONS TO REGISTER THE RESALE OF THE WARRANT AND WARRANT SHARES (AS DEFINED BELOW). THIS WARRANT ALSO CONTAINS CERTAIN RESTRICTIONS REGARDING THE TRANSFER OF THIS WARRANT AND/OR THE WARRANT SHARES.
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
CLASS I WARRANT FOR THE PURCHASE OF
SHARES OF CLASS A COMMON STOCK
No. I-1
Date: May 14, 2019
Chicken Soup for the Soul Entertainment, Inc. a Delaware corporation (“Company”), hereby certifies that for value received, CPE Holdings, Inc., a Delaware corporation, or its registered successors and/or assigns (“Registered Holder” or “Holder”), with a principal address of 10202 W. Washington Blvd., Culver City, CA 90232, is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time commencing on the date hereof and terminating at 5:00 p.m., New York City time on May 14, 2024 (the “Exercise Period”), 800,000 shares of Common Stock, at an exercise price equal to $8.13 per share.
The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively.
This Warrant is issued pursuant to Section 1.3(a) of that certain Contribution Agreement, dated as of March 27, 2019 (the “Contribution Agreement”), by and among the Company, the Registered Holder, Crackle, Inc., a Delaware corporation, and Crackle Plus, LLC, a Delaware limited liability company.
1.   Exercise.
(a)   This Warrant may be exercised by the Registered Holder during the Exercise Period, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit A (the “Exercise Notice”) duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.
(b)   Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above, if so surrendered prior to 5:00 p.m., New York City time, or if surrendered after 5:00 p.m., New York City time, as of the next business day. At such time, the Person or Persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c), below, shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c)   Subject to the adjustments set forth in Section 3, exercises hereunder shall be only in full share increments. Within five (5) business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof  (including the requirement that there be a registration statement then in effect with respect to transfers or an exemption therefrom), to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:
(i)   a certificate or certificates for the number of whole Warrant Shares to which such Registered Holder shall be entitled upon such exercise (as such number of Warrant Shares may be adjusted pursuant to Section 3 hereof), and
(ii)   in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.
(d)   Cashless Exercise.   Notwithstanding anything contained herein to the contrary, whether or not at the time of such exercise a registration statement is effective (or the prospectus contained therein is available for use) for the resale by the Registered Holder of all of the Warrant Shares, then the Registered Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the applicable Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) – (A x C)
B
For purposes of the foregoing formula:
A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.
B = as applicable: (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the United States federal securities laws) on such Trading Day; (ii) the Bid Price of the Common Stock as of the time of the Registered Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1(a); (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) after the close of  “regular trading hours” on such Trading Day, of  (iv) if the Common Stock is not then listed or quoted on a Principal Market, the fair market value per Share as determined by: (A) an independent appraiser selected in good faith by the Registered Holder and the Company or (B) as otherwise may be mutually agreed upon by the Registered Holder and the Company.
C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
2.   Adjustments; Conversions.
2.1   Adjustments to Exercise Price and Number of Shares.   The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:
(i)   Stock Dividends — Recapitalization, Reclassification, Split-Ups.   If, after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up or other similar event affecting the class of Common Stock as a whole, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.
(ii)   Aggregation of Shares.   If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation or combination of shares of Common Stock, or by a reverse stock split, or other similar event affecting the class of Common Stock as a whole, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be equitably decreased in proportion to such decrease in outstanding shares.
(iii)   Adjustments in Exercise Price.   Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall be equitably adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
(iv)   Price Reduction; Exercise Period Extension.   Notwithstanding any other provision set forth in this Warrant, at any time and from time to time during the period that this Warrant is exercisable, the Company in its sole discretion may reduce the Exercise Price or extend the period during which this Warrant is exercisable.
(v)   No Impairment.   The Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.
(vi)   Other Events.   In the event that the Company (or any subsidiary or affiliate of the Company) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 (i.e., proportional adjustments to reflect changes in the Company’s capital structure, but not anti-dilution protections based on the issuance price of new securities) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, an “Other Adjustment Event”), then the Company’s Board of Directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2.1(vi) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not reasonably accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s Board of Directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company unless such adjustment, as finally determined by such investment bank, is within three percent (3%) of the Company’s originally proposed adjustment, in which case such fees and expenses shall be borne by the Holder. For the avoidance of doubt, an Other Adjustment Event shall not include a bona fide financing transaction in which the Company sells its securities for the principal purpose of raising working capital or other operating capital or any issuance or grant to an employee, director or consultant of the Company (or any subsidiary or affiliate of the Company) under an incentive stock plan agreement or arrangement approved by the Board of Directors of the Company.
2.2   Replacement of Shares Upon Reorganization, etc.   In case of any reclassification or reorganization of the outstanding shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another Person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event.
2.3   Restrictions on Transfer.   The holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, or any Warrant Shares issued upon its exercise, in the absence of  (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.
2.4   Notice of Adjustment or Conversion.   Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, or a conversion of the Warrant or any other material change, the Company shall forthwith give written notice thereto to the Registered Holder of this Warrant stating, in the case of an adjustment, the adjusted Exercise Price and the adjusted number of Warrant Shares, or in the case of a conversion, reasonably detailed instruction on how to surrender this Warrant, and setting forth such other detail as the Company reasonably deems appropriate.
3.   No Fractional Shares.   The Company shall not be required upon the exercise of this Warrant to issue any fractional shares of Common Stock and instead, upon each exercise of this Warrant, shall round (up or down) to the nearest whole number of Warrant Shares, which shall then be issuable upon exercise of this Warrant in lieu of any such fractional share.
4.   Limitation on Sales.   Further to the restrictions set forth in Section 2.3 above, and without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance reasonably satisfactory to the Company and the Holder, including a covenant at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. In such event, the Warrant Shares issued upon exercise hereof shall be imprinted with a legend in substantially the following form:
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
5.   Intentionally Omitted.
6.   Reservation of Stock.   The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, that number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. If, notwithstanding the foregoing, and not in limitation thereof, the Company at any time does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant, then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the number of shares necessary to satisfy the Company’s obligations hereunder. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of the failure to have sufficient authorized shares to permit the exercise of this Warrant (“Authorized Share Failure”), but in no event later than seventy (70) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.
7.   Replacement of Warrants.   Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
8.   Transfers, etc.
(a)   The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.
(b)   Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.
9.   No Rights as Stockholder.   Except as otherwise provided herein, until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
10.   Successors.   The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers. Without limiting the foregoing, the registration rights set forth in this Warrant shall inure to the benefit of the Registered Holder and all the Registered Holder’s successors, heirs, pledgees, assignees, transferees and purchasers of this Warrant and the Warrant Shares.
11.   Change or Waiver.   Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.
12.   Headings.   The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
13.   Governing Law.   This Warrant shall be governed and construed in accordance with the internal law of the State of Delaware without giving effect to choice of law principles.
14.   Arbitration.   Subject to Section 13, above, Section 9.8 (Arbitration) of the Contribution Agreement is incorporated herein mutatis mutandis.
15.   Dispute Resolution Regarding Certain Matters.   Notwithstanding anything herein (including Section 14) to the contrary, in the case of a dispute as to the determination of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value or the arithmetic calculation of the Common Stock or Warrant Shares, as the case may be, the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via electronic mail (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the

Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via electronic mail (a) the disputed determination of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Company and reasonably acceptable to the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results as soon as reasonably practicable. Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error. The fees and expenses of the investment bank or the accountant shall be borne by the Company unless (x) the number is question, as finally determined by such investment bank or accountant, is within three percent (3%) of the Company’s originally proposed number and (y) the Holder is the party who initiated the dispute resolution procedure contemplated by this Section 15, in which case such fees and expenses shall be borne by the Holder.
16.   Remedies, Characterization, Breaches and Injunctive Relief.   The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available at law or in equity. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other party and that the remedy at law for any such breach may be inadequate. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). Each party therefore agrees that, in the event of any such breach or threatened breach, the other party shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant.
17.   Notice of Record Dates and Events.   Subject to applicable law, the Company shall provide the Holder with (a) not less than five days’ prior written notice of any record date that will be established by the Company for holders of Common Stock to participate in any dividend or distribution to be made with respect the outstanding Common Stock and (b) not less than ten days’ prior written notice prior to the date of consummation of any capital reorganization, reclassification of the Common Stock of the Company, consolidation or merger of the Company with another entity in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to a third party.
18.   Current Public Information.   So long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall make and keep current public information available in accordance with Rule 144(c) under the Securities Act.
19.   Certain Definitions.   For purposes of this Warrant, the following terms shall have the following meanings:
(a)   “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by OTC Markets

Group Inc. as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Registered Holder. If the Company and the Registered Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(b)   “Bloomberg” means Bloomberg, L.P.
(c)   “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Los Angeles, California are authorized or required by law to remain closed.
(d)   “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(e)   “Common Stock” means (i) the Company’s Class A Common Stock, par value $0.0001 per share, and (ii) any capital stock into which such Class A Common Stock shall have been changed or any share capital resulting from a reclassification of such Class A Common Stock.
(f)   “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.
(g)   “Principal Market” means the a national securities exchange in the United States or a recognized United States trading medium which provides daily reports of the prices at which securities are offered and traded.
(h)   “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which the Nasdaq Global Market (or any successor thereto) is open for trading of securities.
20.   Notices.   Section 9.1 (Notices) of the Contribution Agreement is incorporated herein mutatis mutandis.

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IN WITNESS WHEREOF, this Warrant has been executed and delivered on the date specified above on behalf of the Company by the duly authorized representative of the Company.
CHICKEN SOUP FOR THE SOUL
    ENTERTAINMENT, INC.
By:
/s/ William J. Rouhana, Jr.

Title:
Chief Executive Officer

Exhibit A
NOTICE OF EXERCISE
To:   Chicken Soup for the Soul Entertainment Inc.
(1)   The undersigned hereby elects to exercise Warrant No. I-1 (the “Warrant”) with respect to                shares of Common Stock, pursuant to the terms of the Warrant, and tenders herewith or will tender within the time period specified in the Warrant payment of the exercise price in full, together with all applicable transfer taxes, if any. If the Warrant is being exercised in full, the Warrant is attached hereto or will be delivered within the time period specified in the Warrant.
(2)   Form of Exercise Price.   The Holder intends that payment of the Exercise Price shall be made as:
a “Cash Exercise” with respect to Warrant Shares; and/or
a “Cashless Exercise” with respect to Warrant Shares.
In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at            [a.m.][p.m.] on the date set forth below and (ii) if applicable, the Bid Price as of such time of execution of this Exercise Notice was $          .
(3)   Payment of Exercise Price.   Payment shall take the form of lawful money of the United States in accordance with the terms of the Warrant.
(4)   Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

[SIGNATURE OF HOLDER]
Name of Holder:
Signature:
Name of Signatory (if entity):
Title of Signatory (if entity):
Date:

The undersigned hereby reaffirms the accuracy of the representations and warranties made by the undersigned as set forth in the Contribution Agreement and understands and acknowledges that the Company will rely upon the accuracy of such representations and warranties in issuing the Warrant Shares.

Signature

ANNEX D
Class II Warrant
NEITHER THIS WARRANT NOR THE CLASS A COMMON STOCK THAT MAY BE ACQUIRED UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE CONTRIBUTION AGREEMENT UNDER WHICH IT WAS ISSUED (AND THE REGISTRATION RIGHTS AGREEMENT AND EQUITY COVENANT AGREEMENT REFERRED TO THEREIN) SETS FORTH THE COMPANY’S OBLIGATIONS TO REGISTER THE RESALE OF THE WARRANT AND WARRANT SHARES (AS DEFINED BELOW). THIS WARRANT ALSO CONTAINS CERTAIN RESTRICTIONS REGARDING THE TRANSFER OF THIS WARRANT AND/OR THE WARRANT SHARES.
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
CLASS II WARRANT FOR THE PURCHASE OF
SHARES OF CLASS A COMMON STOCK
No. II-1
Date: May 14, 2019
Chicken Soup for the Soul Entertainment, Inc. a Delaware corporation (“Company”), hereby certifies that for value received, CPE Holdings, Inc., a Delaware corporation, or its registered successors and/or assigns (“Registered Holder” or “Holder”), with a principal address of 10202 W. Washington Blvd., Culver City, CA 90232, is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time commencing on the date hereof and terminating at 5:00 p.m., New York City time on May 14, 2024 (the “Exercise Period”), 1,200,000 shares of Common Stock, at an exercise price equal to $9.67 per share.
The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively.
This Warrant is issued pursuant to Section 1.3(a) of that certain Contribution Agreement, dated as of March 27, 2019 (the “Contribution Agreement”), by and among the Company, the Registered Holder, Crackle, Inc., a Delaware corporation, and Crackle Plus, LLC, a Delaware limited liability company.
1.   Exercise.
(a)   This Warrant may be exercised by the Registered Holder during the Exercise Period, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit A (the “Exercise Notice”) duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.
(b)   Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above, if so surrendered prior to 5:00 p.m., New York City time, or if surrendered after 5:00 p.m., New York City time, as of the next business day. At such time, the Person or Persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c), below, shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c)   Subject to the adjustments set forth in Section 3, exercises hereunder shall be only in full share increments. Within five (5) business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof  (including the requirement that there be a registration statement then in effect with respect to transfers or an exemption therefrom), to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:
(i)   a certificate or certificates for the number of whole Warrant Shares to which such Registered Holder shall be entitled upon such exercise (as such number of Warrant Shares may be adjusted pursuant to Section 3 hereof), and
(ii)   in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.
(d)   Cashless Exercise.   Notwithstanding anything contained herein to the contrary, whether or not at the time of such exercise a registration statement is effective (or the prospectus contained therein is available for use) for the resale by the Registered Holder of all of the Warrant Shares, then the Registered Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the applicable Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) – (A x C)

B

For purposes of the foregoing formula:
A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.
B = as applicable: (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) on a Trading Day prior to the opening of  “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the United States federal securities laws) on such Trading Day; (ii) the Bid Price of the Common Stock as of the time of the Registered Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1(a); (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) after the close of  “regular trading hours” on such Trading Day, of  (iv) if the Common Stock is not then listed or quoted on a Principal Market, the fair market value per Share as determined by: (A) an independent appraiser selected in good faith by the Registered Holder and the Company or (B) as otherwise may be mutually agreed upon by the Registered Holder and the Company.
C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

2.   Adjustments; Conversions.
2.1   Adjustments to Exercise Price and Number of Shares.   The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:
(i)   Stock Dividends — Recapitalization, Reclassification, Split-Ups.   If, after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up or other similar event affecting the class of Common Stock as a whole, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.
(ii)   Aggregation of Shares.   If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation or combination of shares of Common Stock, or by a reverse stock split, or other similar event affecting the class of Common Stock as a whole, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be equitably decreased in proportion to such decrease in outstanding shares.
(iii)   Adjustments in Exercise Price.   Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall be equitably adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
(iv)   Price Reduction; Exercise Period Extension.   Notwithstanding any other provision set forth in this Warrant, at any time and from time to time during the period that this Warrant is exercisable, the Company in its sole discretion may reduce the Exercise Price or extend the period during which this Warrant is exercisable.
(v)   No Impairment.   The Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.
(vi)   Other Events.   In the event that the Company (or any subsidiary or affiliate of the Company) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 (i.e., proportional adjustments to reflect changes in the Company’s capital structure, but not anti-dilution protections based on the issuance price of new securities) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, an “Other Adjustment Event”), then the Company’s Board of Directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2.1(vi) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not reasonably accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s Board of Directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company unless such adjustment, as finally determined by such investment bank, is within three percent (3%) of the Company’s originally proposed adjustment, in which case such fees and expenses shall be borne by the Holder. For the avoidance of doubt, an Other Adjustment Event shall not include a bona fide financing transaction in which the Company sells its securities for the principal purpose of raising working capital or other operating capital or any issuance or grant to an employee, director or consultant of the Company (or any subsidiary or affiliate of the Company) under an incentive stock plan agreement or arrangement approved by the Board of Directors of the Company.
2.2   Replacement of Shares Upon Reorganization, etc.   In case of any reclassification or reorganization of the outstanding shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another Person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event.
2.3   Restrictions on Transfer.   The holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, or any Warrant Shares issued upon its exercise, in the absence of  (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.
2.4   Notice of Adjustment or Conversion.   Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, or a conversion of the Warrant or any other material change, the Company shall forthwith give written notice thereto to the Registered Holder of this Warrant stating, in the case of an adjustment, the adjusted Exercise Price and the adjusted number of Warrant Shares, or in the case of a conversion, reasonably detailed instruction on how to surrender this Warrant, and setting forth such other detail as the Company reasonably deems appropriate.
3.   No Fractional Shares.   The Company shall not be required upon the exercise of this Warrant to issue any fractional shares of Common Stock and instead, upon each exercise of this Warrant, shall round (up or down) to the nearest whole number of Warrant Shares, which shall then be issuable upon exercise of this Warrant in lieu of any such fractional share.
4.   Limitation on Sales.   Further to the restrictions set forth in Section 2.3 above, and without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance reasonably satisfactory to the Company and the Holder, including a covenant at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. In such event, the Warrant Shares issued upon exercise hereof shall be imprinted with a legend in substantially the following form:
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF

UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
5.   Intentionally Omitted.
6.   Reservation of Stock.   The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, that number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. If, notwithstanding the foregoing, and not in limitation thereof, the Company at any time does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant, then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the number of shares necessary to satisfy the Company’s obligations hereunder. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of the failure to have sufficient authorized shares to permit the exercise of this Warrant (“Authorized Share Failure”), but in no event later than seventy (70) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.
7.   Replacement of Warrants.   Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
8.   Transfers, etc.
(a)   The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.
(b)   Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.
9.   No Rights as Stockholder.   Except as otherwise provided herein, until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
10.   Successors.   The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers. Without limiting the foregoing, the registration rights set forth in this Warrant shall inure to the benefit of the Registered Holder and all the Registered Holder’s successors, heirs, pledgees, assignees, transferees and purchasers of this Warrant and the Warrant Shares.
11.   Change or Waiver.   Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.
12.   Headings.   The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
13.   Governing Law.   This Warrant shall be governed and construed in accordance with the internal law of the State of Delaware without giving effect to choice of law principles.

14.   Arbitration.   Subject to Section 13, above, Section 9.8 (Arbitration) of the Contribution Agreement is incorporated herein mutatis mutandis.
15.   Dispute Resolution Regarding Certain Matters.   Notwithstanding anything herein (including Section 14) to the contrary, in the case of a dispute as to the determination of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value or the arithmetic calculation of the Common Stock or Warrant Shares, as the case may be, the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via electronic mail (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via electronic mail (a) the disputed determination of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Company and reasonably acceptable to the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results as soon as reasonably practicable. Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error. The fees and expenses of the investment bank or the accountant shall be borne by the Company unless (x) the number is question, as finally determined by such investment bank or accountant, is within three percent (3%) of the Company’s originally proposed number and (y) the Holder is the party who initiated the dispute resolution procedure contemplated by this Section 15, in which case such fees and expenses shall be borne by the Holder.
16.   Remedies, Characterization, Breaches and Injunctive Relief.   The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available at law or in equity. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other party and that the remedy at law for any such breach may be inadequate. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). Each party therefore agrees that, in the event of any such breach or threatened breach, the other party shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant.
17.   Notice of Record Dates and Events.   Subject to applicable law, the Company shall provide the Holder with (a) not less than five days’ prior written notice of any record date that will be established by the Company for holders of Common Stock to participate in any dividend or distribution to be made with respect the outstanding Common Stock and (b) not less than ten days’ prior written notice prior to the date of consummation of any capital reorganization, reclassification of the Common Stock of the Company, consolidation or merger of the Company with another entity in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to a third party.
18.   Current Public Information.   So long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall make and keep current public information available in accordance with Rule 144(c) under the Securities Act.

19.   Certain Definitions.   For purposes of this Warrant, the following terms shall have the following meanings:
(a)   “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Registered Holder. If the Company and the Registered Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(b)   “Bloomberg” means Bloomberg, L.P.
(c)   “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Los Angeles, California are authorized or required by law to remain closed.
(d)   “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(e)   “Common Stock” means (i) the Company’s Class A Common Stock, par value $0.0001 per share, and (ii) any capital stock into which such Class A Common Stock shall have been changed or any share capital resulting from a reclassification of such Class A Common Stock.
(f)   “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.
(g)   “Principal Market” means the a national securities exchange in the United States or a recognized United States trading medium which provides daily reports of the prices at which securities are offered and traded.
(h)   “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that

“Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which the Nasdaq Global Market (or any successor thereto) is open for trading of securities.
20.   Notices.   Section 9.1 (Notices) of the Contribution Agreement is incorporated herein mutatis mutandis.
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IN WITNESS WHEREOF, this Warrant has been executed and delivered on the date specified above on behalf of the Company by the duly authorized representative of the Company.
CHICKEN SOUP FOR THE SOUL
   ENTERTAINMENT, INC.
By:
/s/ William J. Rouhana, Jr.

Title:
Chief Executive Officer

Exhibit A
NOTICE OF EXERCISE
To:   Chicken Soup for the Soul Entertainment Inc.
(1)   The undersigned hereby elects to exercise Warrant No. II-1 (the “Warrant”) with respect to                shares of Common Stock, pursuant to the terms of the Warrant, and tenders herewith or will tender within the time period specified in the Warrant payment of the exercise price in full, together with all applicable transfer taxes, if any. If the Warrant is being exercised in full, the Warrant is attached hereto or will be delivered within the time period specified in the Warrant.
(2)   Form of Exercise Price.   The Holder intends that payment of the Exercise Price shall be made as:
a “Cash Exercise” with respect to Warrant Shares; and/or
a “Cashless Exercise” with respect to Warrant Shares.
In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at            [a.m.][p.m.] on the date set forth below and (ii) if applicable, the Bid Price as of such time of execution of this Exercise Notice was $          .
(3)   Payment of Exercise Price.   Payment shall take the form of lawful money of the United States in accordance with the terms of the Warrant.
(4)   Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

[SIGNATURE OF HOLDER]
Name of Holder:
Signature:
Name of Signatory (if entity):
Title of Signatory (if entity):
Date:

The undersigned hereby reaffirms the accuracy of the representations and warranties made by the undersigned as set forth in the Contribution Agreement and understands and acknowledges that the Company will rely upon the accuracy of such representations and warranties in issuing the Warrant Shares.

Signature

ANNEX E
Class III-A Warrant
NEITHER THIS WARRANT NOR THE CLASS A COMMON STOCK THAT MAY BE ACQUIRED UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE CONTRIBUTION AGREEMENT UNDER WHICH IT WAS ISSUED (AND THE REGISTRATION RIGHTS AGREEMENT AND EQUITY COVENANT AGREEMENT REFERRED TO THEREIN) SETS FORTH THE COMPANY’S OBLIGATIONS TO REGISTER THE RESALE OF THE WARRANT AND WARRANT SHARES (AS DEFINED BELOW). THIS WARRANT ALSO CONTAINS CERTAIN RESTRICTIONS REGARDING THE TRANSFER OF THIS WARRANT AND/OR THE WARRANT SHARES.
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
CLASS III-A WARRANT FOR THE PURCHASE OF
SHARES OF CLASS A COMMON STOCK
No. III-A-1
Date: May 14, 2019
Chicken Soup for the Soul Entertainment, Inc. a Delaware corporation (“Company”), hereby certifies that for value received, CPE Holdings, Inc., a Delaware corporation, or its registered successors and/or assigns (“Registered Holder” or “Holder”), with a principal address of 10202 W. Washington Blvd., Culver City, CA 90232, is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time commencing on the date hereof and terminating at 5:00 p.m., New York City time on May 14, 2024 (the “Exercise Period”), 380,000 shares of Common Stock, at an exercise price equal to $11.61 per share.
The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively.
This Warrant is issued pursuant to Section 1.3(a) of that certain Contribution Agreement, dated as of March 27, 2019 (the “Contribution Agreement”), by and among the Company, the Registered Holder, Crackle, Inc., a Delaware corporation, and Crackle Plus, LLC, a Delaware limited liability company.
1.   Exercise.
(a)   This Warrant may be exercised by the Registered Holder during the Exercise Period, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit A (the “Exercise Notice”) duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.
(b)   Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above, if so surrendered prior to 5:00 p.m., New York City time, or if surrendered after 5:00 p.m., New York City time, as of the next business day. At such time, the Person or Persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c), below, shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c)   Subject to the adjustments set forth in Section 3, exercises hereunder shall be only in full share increments. Within five (5) business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof  (including the requirement that there be a registration statement then in effect with respect to transfers or an exemption therefrom), to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:
(i)   a certificate or certificates for the number of whole Warrant Shares to which such Registered Holder shall be entitled upon such exercise (as such number of Warrant Shares may be adjusted pursuant to Section 3 hereof), and
(ii)   in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.
(d)   Cashless Exercise.   Notwithstanding anything contained herein to the contrary, whether or not at the time of such exercise a registration statement is effective (or the prospectus contained therein is available for use) for the resale by the Registered Holder of all of the Warrant Shares, then the Registered Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the applicable Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) − (A x C)
B
For purposes of the foregoing formula:
A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.
B = as applicable: (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the United States federal securities laws) on such Trading Day; (ii) the Bid Price of the Common Stock as of the time of the Registered Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1(a); (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) after the close of  “regular trading hours” on such Trading Day, of  (iv) if the Common Stock is not then listed or quoted on a Principal Market, the fair market value per Share as determined by: (A) an independent appraiser selected in good faith by the Registered Holder and the Company or (B) as otherwise may be mutually agreed upon by the Registered Holder and the Company.
C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
2.   Adjustments; Conversions.
2.1   Adjustments to Exercise Price and Number of Shares.   The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:
(i)   Stock Dividends — Recapitalization, Reclassification, Split-Ups.   If, after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up or other similar event affecting the class of Common Stock as a whole, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.
(ii)   Aggregation of Shares.   If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation or combination of shares of Common Stock, or by a reverse stock split, or other similar event affecting the class of Common Stock as a whole, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be equitably decreased in proportion to such decrease in outstanding shares.
(iii)   Adjustments in Exercise Price.   Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall be equitably adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
(iv)   Price Reduction; Exercise Period Extension.   Notwithstanding any other provision set forth in this Warrant, at any time and from time to time during the period that this Warrant is exercisable, the Company in its sole discretion may reduce the Exercise Price or extend the period during which this Warrant is exercisable.
(v)   No Impairment.   The Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.
(vi)   Other Events.   In the event that the Company (or any subsidiary or affiliate of the Company) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 (i.e., proportional adjustments to reflect changes in the Company’s capital structure, but not anti-dilution protections based on the issuance price of new securities) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, an “Other Adjustment Event”), then the Company’s Board of Directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2.1(vi) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not reasonably accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s Board of Directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company unless such adjustment, as finally determined by such investment bank, is within three percent (3%) of the Company’s originally proposed adjustment, in which case such fees and expenses shall be borne by the Holder. For the avoidance of doubt, an Other Adjustment Event shall not include a bona fide financing transaction in which the Company sells its securities for the principal purpose of raising working capital or other operating capital or any issuance or grant to an employee, director or consultant of the Company (or any subsidiary or affiliate of the Company) under an incentive stock plan agreement or arrangement approved by the Board of Directors of the Company.
2.2   Replacement of Shares Upon Reorganization, etc.   In case of any reclassification or reorganization of the outstanding shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another Person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event.
2.3   Restrictions on Transfer.   The holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, or any Warrant Shares issued upon its exercise, in the absence of  (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.
2.4   Notice of Adjustment or Conversion.   Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, or a conversion of the Warrant or any other material change, the Company shall forthwith give written notice thereto to the Registered Holder of this Warrant stating, in the case of an adjustment, the adjusted Exercise Price and the adjusted number of Warrant Shares, or in the case of a conversion, reasonably detailed instruction on how to surrender this Warrant, and setting forth such other detail as the Company reasonably deems appropriate.
3.   No Fractional Shares.   The Company shall not be required upon the exercise of this Warrant to issue any fractional shares of Common Stock and instead, upon each exercise of this Warrant, shall round (up or down) to the nearest whole number of Warrant Shares, which shall then be issuable upon exercise of this Warrant in lieu of any such fractional share.
4.   Limitation on Sales.   Further to the restrictions set forth in Section 2.3 above, and without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance reasonably satisfactory to the Company and the Holder, including a covenant at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. In such event, the Warrant Shares issued upon exercise hereof shall be imprinted with a legend in substantially the following form:
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
5.   Intentionally Omitted.
6.   Reservation of Stock.   The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, that number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. If, notwithstanding the foregoing, and not in limitation thereof, the Company at any time does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant, then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the number of shares necessary to satisfy the Company’s obligations hereunder. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of the failure to have sufficient authorized shares to permit the exercise of this Warrant (“Authorized Share Failure”), but in no event later than seventy (70) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.
7.   Replacement of Warrants.   Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
8.   Transfers, etc.
(a)   The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.
(b)   Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.
9.   No Rights as Stockholder.   Except as otherwise provided herein, until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
10.   Successors.   The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers. Without limiting the foregoing, the registration rights set forth in this Warrant shall inure to the benefit of the Registered Holder and all the Registered Holder’s successors, heirs, pledgees, assignees, transferees and purchasers of this Warrant and the Warrant Shares.
11.   Change or Waiver.   Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.
12.   Headings.   The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
13.   Governing Law.   This Warrant shall be governed and construed in accordance with the internal law of the State of Delaware without giving effect to choice of law principles.
14.   Arbitration.   Subject to Section 13, above, Section 9.8 (Arbitration) of the Contribution Agreement is incorporated herein mutatis mutandis.
15.   Dispute Resolution Regarding Certain Matters.   Notwithstanding anything herein (including Section 14) to the contrary, in the case of a dispute as to the determination of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value or the arithmetic calculation of the Common Stock or Warrant Shares, as the case may be, the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via electronic mail (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the

Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via electronic mail (a) the disputed determination of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Company and reasonably acceptable to the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results as soon as reasonably practicable. Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error. The fees and expenses of the investment bank or the accountant shall be borne by the Company unless (x) the number is question, as finally determined by such investment bank or accountant, is within three percent (3%) of the Company’s originally proposed number and (y) the Holder is the party who initiated the dispute resolution procedure contemplated by this Section 15, in which case such fees and expenses shall be borne by the Holder.
16.   Remedies, Characterization, Breaches and Injunctive Relief.   The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available at law or in equity. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other party and that the remedy at law for any such breach may be inadequate. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). Each party therefore agrees that, in the event of any such breach or threatened breach, the other party shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant.
17.   Notice of Record Dates and Events.   Subject to applicable law, the Company shall provide the Holder with (a) not less than five days’ prior written notice of any record date that will be established by the Company for holders of Common Stock to participate in any dividend or distribution to be made with respect the outstanding Common Stock and (b) not less than ten days’ prior written notice prior to the date of consummation of any capital reorganization, reclassification of the Common Stock of the Company, consolidation or merger of the Company with another entity in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to a third party.
18.   Current Public Information.   So long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall make and keep current public information available in accordance with Rule 144(c) under the Securities Act.
19.   Certain Definitions.   For purposes of this Warrant, the following terms shall have the following meanings:
(a)   “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by OTC Markets

Group Inc. as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Registered Holder. If the Company and the Registered Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(b)   “Bloomberg” means Bloomberg, L.P.
(c)   “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Los Angeles, California are authorized or required by law to remain closed.
(d)   “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(e)   “Common Stock” means (i) the Company’s Class A Common Stock, par value $0.0001 per share, and (ii) any capital stock into which such Class A Common Stock shall have been changed or any share capital resulting from a reclassification of such Class A Common Stock.
(f)   “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.
(g)   “Principal Market” means the a national securities exchange in the United States or a recognized United States trading medium which provides daily reports of the prices at which securities are offered and traded.
(h)   “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which the Nasdaq Global Market (or any successor thereto) is open for trading of securities.
20.   Notices.   Section 9.1 (Notices) of the Contribution Agreement is incorporated herein mutatis mutandis.
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IN WITNESS WHEREOF, this Warrant has been executed and delivered on the date specified above on behalf of the Company by the duly authorized representative of the Company.
CHICKEN SOUP FOR THE SOUL
   ENTERTAINMENT, INC.
By:
/s/ William J. Rouhana, Jr.

Title:
Chief Executive Officer

Exhibit A
NOTICE OF EXERCISE
To:   Chicken Soup for the Soul Entertainment Inc.
(1)   The undersigned hereby elects to exercise Warrant No. III-A-1 (the “Warrant”) with respect to            shares of Common Stock, pursuant to the terms of the Warrant, and tenders herewith or will tender within the time period specified in the Warrant payment of the exercise price in full, together with all applicable transfer taxes, if any. If the Warrant is being exercised in full, the Warrant is attached hereto or will be delivered within the time period specified in the Warrant.
(2)   Form of Exercise Price.   The Holder intends that payment of the Exercise Price shall be made as:
a “Cash Exercise” with respect to Warrant Shares; and/or
a “Cashless Exercise” with respect to Warrant Shares.
In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at             [a.m.][p.m.] on the date set forth below and (ii) if applicable, the Bid Price as of such time of execution of this Exercise Notice was $           .
(3)   Payment of Exercise Price.   Payment shall take the form of lawful money of the United States in accordance with the terms of the Warrant.
(4)   Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

[SIGNATURE OF HOLDER]
Name of Holder:
Signature:
Name of Signatory (if entity):
Title of Signatory (if entity):
Date:

The undersigned hereby reaffirms the accuracy of the representations and warranties made by the undersigned as set forth in the Contribution Agreement and understands and acknowledges that the Company will rely upon the accuracy of such representations and warranties in issuing the Warrant Shares.

Signature

ANNEX F
Class III-B Warrant
NEITHER THIS WARRANT NOR THE CLASS A COMMON STOCK THAT MAY BE ACQUIRED UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE CONTRIBUTION AGREEMENT UNDER WHICH IT WAS ISSUED (AND THE REGISTRATION RIGHTS AGREEMENT AND EQUITY COVENANT AGREEMENT REFERRED TO THEREIN) SETS FORTH THE COMPANY’S OBLIGATIONS TO REGISTER THE RESALE OF THE WARRANT AND WARRANT SHARES (AS DEFINED BELOW). THIS WARRANT ALSO CONTAINS CERTAIN RESTRICTIONS REGARDING THE TRANSFER OF THIS WARRANT AND/OR THE WARRANT SHARES.
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
CLASS III-B WARRANT FOR THE PURCHASE OF
SHARES OF CLASS A COMMON STOCK
No. III-B-1
Date: May 14, 2019
Chicken Soup for the Soul Entertainment, Inc. a Delaware corporation (“Company”), hereby certifies that for value received, CPE Holdings, Inc., a Delaware corporation, or its registered successors and/or assigns (“Registered Holder” or “Holder”), with a principal address of 10202 W. Washington Blvd., Culver City, CA 90232, is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time commencing on the date immediately following receipt of the Nasdaq Mandated Stockholder Approval (as defined in the Contribution Agreement) and terminating at 5:00 p.m., New York City time on May 14, 2024 (the “Exercise Period”), 1,620,000 shares of Common Stock, at an exercise price equal to $11.61 per share.
The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively.
This Warrant is issued pursuant to Section 1.3(a) of that certain Contribution Agreement, dated as of March 27, 2019 (the “Contribution Agreement”), by and among the Company, the Registered Holder, Crackle, Inc., a Delaware corporation, and Crackle Plus, LLC, a Delaware limited liability company.
1.   Exercise.
(a)   This Warrant may be exercised by the Registered Holder during the Exercise Period, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit A (the “Exercise Notice”) duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.
(b)   Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above, if so surrendered prior to 5:00 p.m., New York City time, or if surrendered after 5:00 p.m., New York City time, as of the next business day. At such time, the Person or Persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c), below, shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c)   Subject to the adjustments set forth in Section 3, exercises hereunder shall be only in full share increments. Within five (5) business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof  (including the requirement that there be a registration statement then in effect with respect to transfers or an exemption therefrom), to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:
(i)   a certificate or certificates for the number of whole Warrant Shares to which such Registered Holder shall be entitled upon such exercise (as such number of Warrant Shares may be adjusted pursuant to Section 3 hereof), and
(ii)   in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.
(d)   Cashless Exercise.   Notwithstanding anything contained herein to the contrary, whether or not at the time of such exercise a registration statement is effective (or the prospectus contained therein is available for use) for the resale by the Registered Holder of all of the Warrant Shares, then the Registered Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the applicable Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) – (A x C)
B
For purposes of the foregoing formula:
A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.
B = as applicable: (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the United States federal securities laws) on such Trading Day; (ii) the Bid Price of the Common Stock as of the time of the Registered Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1(a); (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) after the close of  “regular trading hours” on such Trading Day, of  (iv) if the Common Stock is not then listed or quoted on a Principal Market, the fair market value per Share as determined by: (A) an independent appraiser selected in good faith by the Registered Holder and the Company or (B) as otherwise may be mutually agreed upon by the Registered Holder and the Company.
C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
2.   Adjustments; Conversions.
2.1   Adjustments to Exercise Price and Number of Shares.   The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:
(i)   Stock Dividends — Recapitalization, Reclassification, Split-Ups.   If, after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up or other similar event affecting the class of Common Stock as a whole, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.
(ii)   Aggregation of Shares.   If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation or combination of shares of Common Stock, or by a reverse stock split, or other similar event affecting the class of Common Stock as a whole, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be equitably decreased in proportion to such decrease in outstanding shares.
(iii)   Adjustments in Exercise Price.   Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall be equitably adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
(iv)   Price Reduction; Exercise Period Extension.   Notwithstanding any other provision set forth in this Warrant, at any time and from time to time during the period that this Warrant is exercisable, the Company in its sole discretion may reduce the Exercise Price or extend the period during which this Warrant is exercisable.
(v)   No Impairment.   The Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.
(vi)   Other Events.   In the event that the Company (or any subsidiary or affiliate of the Company) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 (i.e., proportional adjustments to reflect changes in the Company’s capital structure, but not anti-dilution protections based on the issuance price of new securities) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, an “Other Adjustment Event”), then the Company’s Board of Directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2.1(vi) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not reasonably accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s Board of Directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company unless such adjustment, as finally determined by such investment bank, is within three percent (3%) of the Company’s originally proposed adjustment, in which case such fees and expenses shall be borne by the Holder. For the avoidance of doubt, an Other Adjustment Event shall not include a bona fide financing transaction in which the Company sells its securities for the principal purpose of raising working capital or other operating capital or any issuance or grant to an employee, director or consultant of the Company (or any subsidiary or affiliate of the Company) under an incentive stock plan agreement or arrangement approved by the Board of Directors of the Company.
2.2   Replacement of Shares Upon Reorganization, etc.   In case of any reclassification or reorganization of the outstanding shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another Person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event.
2.3   Restrictions on Transfer.   The holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, or any Warrant Shares issued upon its exercise, in the absence of  (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.
2.4   Notice of Adjustment or Conversion.   Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, or a conversion of the Warrant or any other material change, the Company shall forthwith give written notice thereto to the Registered Holder of this Warrant stating, in the case of an adjustment, the adjusted Exercise Price and the adjusted number of Warrant Shares, or in the case of a conversion, reasonably detailed instruction on how to surrender this Warrant, and setting forth such other detail as the Company reasonably deems appropriate.
3.   No Fractional Shares.   The Company shall not be required upon the exercise of this Warrant to issue any fractional shares of Common Stock and instead, upon each exercise of this Warrant, shall round (up or down) to the nearest whole number of Warrant Shares, which shall then be issuable upon exercise of this Warrant in lieu of any such fractional share.
4.   Limitation on Sales.   Further to the restrictions set forth in Section 2.3 above, and without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance reasonably satisfactory to the Company and the Holder, including a covenant at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. In such event, the Warrant Shares issued upon exercise hereof shall be imprinted with a legend in substantially the following form:
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
5.   Intentionally Omitted.
6.   Reservation of Stock.   The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, that number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. If, notwithstanding the foregoing, and not in limitation thereof, the Company at any time does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant, then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the number of shares necessary to satisfy the Company’s obligations hereunder. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of the failure to have sufficient authorized shares to permit the exercise of this Warrant (“Authorized Share Failure”), but in no event later than seventy (70) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.
7.   Replacement of Warrants.   Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
8.   Transfers, etc.
(a)   The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.
(b)   Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.
9.   No Rights as Stockholder.   Except as otherwise provided herein, until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
10.   Successors.   The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers. Without limiting the foregoing, the registration rights set forth in this Warrant shall inure to the benefit of the Registered Holder and all the Registered Holder’s successors, heirs, pledgees, assignees, transferees and purchasers of this Warrant and the Warrant Shares.
11.   Change or Waiver.   Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.
12.   Headings.   The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
13.   Governing Law.   This Warrant shall be governed and construed in accordance with the internal law of the State of Delaware without giving effect to choice of law principles.
14.   Arbitration.   Subject to Section 13, above, Section 9.8 (Arbitration) of the Contribution Agreement is incorporated herein mutatis mutandis.
15.   Dispute Resolution Regarding Certain Matters.   Notwithstanding anything herein (including Section 14) to the contrary, in the case of a dispute as to the determination of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value or the arithmetic calculation of the Common Stock or Warrant Shares, as the case may be, the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via electronic mail (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the

Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via electronic mail (a) the disputed determination of the Exercise Price, the Closing Sale Price, the Bid Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Company and reasonably acceptable to the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results as soon as reasonably practicable. Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error. The fees and expenses of the investment bank or the accountant shall be borne by the Company unless (x) the number is question, as finally determined by such investment bank or accountant, is within three percent (3%) of the Company’s originally proposed number and (y) the Holder is the party who initiated the dispute resolution procedure contemplated by this Section 15, in which case such fees and expenses shall be borne by the Holder.
16.   Remedies, Characterization, Breaches and Injunctive Relief.   The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available at law or in equity. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other party and that the remedy at law for any such breach may be inadequate. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). Each party therefore agrees that, in the event of any such breach or threatened breach, the other party shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant.
17.   Notice of Record Dates and Events.   Subject to applicable law, the Company shall provide the Holder with (a) not less than five days’ prior written notice of any record date that will be established by the Company for holders of Common Stock to participate in any dividend or distribution to be made with respect the outstanding Common Stock and (b) not less than ten days’ prior written notice prior to the date of consummation of any capital reorganization, reclassification of the Common Stock of the Company, consolidation or merger of the Company with another entity in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to a third party.
18.   Current Public Information.   So long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall make and keep current public information available in accordance with Rule 144(c) under the Securities Act.
19.   Certain Definitions.   For purposes of this Warrant, the following terms shall have the following meanings:
(a)   “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by OTC Markets

Group Inc. as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Registered Holder. If the Company and the Registered Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(b)   “Bloomberg” means Bloomberg, L.P.
(c)   “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or Los Angeles, California are authorized or required by law to remain closed.
(d)   “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(e)   “Common Stock” means (i) the Company’s Class A Common Stock, par value $0.0001 per share, and (ii) any capital stock into which such Class A Common Stock shall have been changed or any share capital resulting from a reclassification of such Class A Common Stock.
(f)   “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.
(g)   “Principal Market” means the a national securities exchange in the United States or a recognized United States trading medium which provides daily reports of the prices at which securities are offered and traded.
(h)   “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which the Nasdaq Global Market (or any successor thereto) is open for trading of securities.
20.   Notices.   Section 9.1 (Notices) of the Contribution Agreement is incorporated herein mutatis mutandis.
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IN WITNESS WHEREOF, this Warrant has been executed and delivered on the date specified above on behalf of the Company by the duly authorized representative of the Company.
CHICKEN SOUP FOR THE SOUL
   ENTERTAINMENT, INC.
By:
/s/ William J. Rouhana, Jr.

Title:
Chief Executive Officer

Exhibit A
NOTICE OF EXERCISE
To:   Chicken Soup for the Soul Entertainment Inc.
(1)   The undersigned hereby elects to exercise Warrant No. III-B-1 (the “Warrant”) with respect to                    shares of Common Stock, pursuant to the terms of the Warrant, and tenders herewith or will tender within the time period specified in the Warrant payment of the exercise price in full, together with all applicable transfer taxes, if any. If the Warrant is being exercised in full, the Warrant is attached hereto or will be delivered within the time period specified in the Warrant.
(2)   Form of Exercise Price.   The Holder intends that payment of the Exercise Price shall be made as:
a “Cash Exercise” with respect to Warrant Shares; and/or
a “Cashless Exercise” with respect to Warrant Shares.
In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at                    [a.m.][p.m.] on the date set forth below and (ii) if applicable, the Bid Price as of such time of execution of this Exercise Notice was $               .
(3)   Payment of Exercise Price.   Payment shall take the form of lawful money of the United States in accordance with the terms of the Warrant.
(4)   Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

[SIGNATURE OF HOLDER]
Name of Holder:
Signature:
Name of Signatory (if entity):
Title of Signatory (if entity):
Date:

The undersigned hereby reaffirms the accuracy of the representations and warranties made by the undersigned as set forth in the Contribution Agreement and understands and acknowledges that the Company will rely upon the accuracy of such representations and warranties in issuing the Warrant Shares.

Signature